GE FUNDS

   SEMI-ANNUAL REPORT



                                                                  MARCH 31, 1999

[GE LOGO OMITTED]

WE BRING GOOD THINGS TO FLIE.
-----------------

                                                       UNDERSTANDING YOUR REPORT

PRESIDENT'S LETTER                                        1


REVIEW OF PERFORMANCE AND SCHEDULES OF INVESTMENTS
Portfolio managers discuss your Funds and what we invested in and why

     GE U.S. EQUITY FUND ...............................  3

     GE PREMIER GROWTH EQUITY FUND .....................  8

     GE VALUE EQUITY FUND .............................. 11

     GE MID-CAP GROWTH FUND ............................ 16

     GE MID-CAP VALUE EQUITY FUND ...................... 20

     GE SMALL-CAP VALUE EQUITY FUND .................... 23

     GE GLOBAL EQUITY FUND ............................. 27

     GE INTERNATIONAL EQUITY FUND ...................... 32

     GE EUROPE EQUITY FUND ............................. 37

     GE EMERGING MARKETS FUND .......................... 41

     GE STRATEGIC INVESTMENT FUND ...................... 46

     GE INCOME FUNDS ................................... 56

      [BULLET] GE FIXED INCOME FUND

      [BULLET] GE GOVERNMENT SECURITIES FUND

      [BULLET] GE SHORT-TERM GOVERNMENT FUND

     GE TAX-EXEMPT FUND ................................ 70

     GE HIGH YIELD FUND ................................ 75

     GE MONEY MARKET FUND .............................. 80

     NOTES TO PERFORMANCE .............................. 82

     NOTES TO SCHEDULES OF INVESTMENTS ................. 84

FINANCIAL STATEMENTS
     Financial Highlights .............................. 85
     Notes to the Financial Highlights ................. 99
     Statements of Assets and Liabilities, Operations,
     and Changes in Net Assets .........................100

NOTES
     Notes to the Financial Statements .................116

GE FUNDS' INVESTMENT TEAM ..............................128


SHAREHOLDER INQUIRIES ....................INSIDE BACK COVER


                              HIGHLY RATED GE FUNDS

                             MORNINGSTAR RATINGS(TM)
                             THROUGH MARCH 31, 1999


                              NUMBER OF             STAR
FUND/CLASS               FUNDS IN ITS CLASS        RATINGS
--------------------------------------------------------------------------------
GE U.S. EQUITY (DOMESTIC EQUITY)
--------------------------------------------------------------------------------
  OVERALL AND 3 YEAR            2947
   Class A & B                                 [star][star][star][star]
  5 YEAR                        1810
   Class A & B                                 [star][star][star][star]
   Class C & D                                 [star][star][star][star][star]
GE VALUE EQUITY (DOMESTIC EQUITY)
--------------------------------------------------------------------------------
  OVERALL AND 3 YEAR            2947
   Class A & B                                 [star][star][star][star]
  5 YEAR                        1810
   Class A & B                                 [star][star][star][star]
GE STRATEGIC INVESTMENT (DOMESTIC EQUITY)
--------------------------------------------------------------------------------
  OVERALL AND 3 YEAR            2947
   Class D                                     [star][star][star][star]
  5 YEAR                        1810
   Class D                                     [star][star][star][star]
GE INTERNATIONAL EQUITY (INTERNATIONAL EQUITY)
--------------------------------------------------------------------------------
  OVERALL AND 3 YEAR             918
   Class D                                      [star][star][star][star]
  5 YEAR                         454
   Class D                                      [star][star][star][star]
GE GLOBAL EQUITY (INTERNATIONAL EQUITY)
--------------------------------------------------------------------------------
  OVERALL AND 3 YEAR             918
   Class B, C & D                                [star][star][star][star]
  5 YEAR                         454
   Class B, C & D                                [star][star][star][star]
GE FIXED INCOME (TAXABLE BOND)
--------------------------------------------------------------------------------
  OVERALL AND 3 YEAR            1521
   Class D                                       [star][star][star][star]
  5 YEAR                        1048
   Class D                                       [star][star][star][star]
GE SHORT TERM GOVERNMENT (TAXABLE BOND)
--------------------------------------------------------------------------------
  OVERALL AND 3 YEAR            1521
   Class B & C                                   [star][star][star][star]
   Class D                                       [star][star][star][star][star]
  5 YEAR                        1048
   Class B & C                                   [star][star][star][star]
   Class D                                       [star][star][star][star][star]

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its broad asset class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years of performance.

Morningstar proprietary ratings reflect historical risk-adjusted performance through March 31, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (with fee and sales charge adjustments) and a risk factor that reflects fund performance below 90-day T-bill returns. The top ten percent of the funds in a broad asset class receive five stars, the next 22.5% receive four stars and the next 35% receive three stars. Ratings are for the share classes shown only; other classes may vary.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. The adviser has voluntarily agreed to waive and/or bear certain fees and expenses. Without these provisions, which may be terminated in the future, the results may have been lower. Returns assume changes in share price and reinvestment of dividends and capital gains.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


--------------------------------------------------------------------------------
 This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                     A LETTER FROM THE PRESIDENT

DEAR SHAREHOLDER:

Markets continue their roller-coaster ride. The closely-watched S&P 500 Index, which lost almost 20% of its value during August's global currency crisis, ended 1998 more than 28% ahead, and gained another 5% in the first quarter of 1999. Our strategy of favoring stock picks over sector bets paid off during this period of financial upheaval.

As stock prices rise and fall, the best course is to invest for the long term and diversify to minimize risk. To make diversification easier, GE Mutual Funds has added four new investment options: GE High Yield Fund for high current income; two international equity funds, GE Europe Equity Fund and GE Emerging Markets Fund; and GE Mid-Cap Value Equity Fund that seeks out undervalued mid-sized U.S.
companies with growth potential.

You will find it even easier to manage your accounts online. Now you can purchase and redeem shares, reorder money market checks and 1099 statements, print out duplicate statements, and change your address online at the GE Mutual Funds web site WWW.GE.COM/MUTUALFUNDS. Telephone service is also more convenient with our Customer Service Center's expanded hours of 8:30 a.m. to 8:00 p.m. ET. This tax season, many customers took advantage of our special weekend hours. Look for other enhancements in the near future, including an upgraded voice response system, and redesigned account statements which include additional investment forms. These are just a few examples of our ongoing commitment to upgrading customer service.


FUND HIGHLIGHTS

During the past six months, GE Funds continued to grow as cash flowed in from investors. As of the end of April, the funds have more than $2 billion under management. Although markets were volatile, several GE equity funds benefited. Two of the funds significantly outperformed both their market benchmark and Lipper peer averages, namely the GE Premier Growth Equity Fund which finished the six months up over 33% and the GE Value Equity Fund which exceeded 28%. Some of our other equity funds also turned in double digit performance which exceeded 20%, with the GE U.S. Equity Fund (up over 26%), GE GlobalEquity Fund (exceeded 28%), and GE International Equity Fund (over 20%). The GE Strategic Investment Fund, a balanced portfolio, returned over 15%, and outperformed the average of its Lipper peers for the six month, one year and five year time periods.

Fixed income securities were also affected by the volatile markets during the past six months. However, the GE Government Securities Fund and the Money Market fund still managed to outperform their market indices for the six-month period and even the new GE High Yield Fund outperformed its market index for the three months since its inception at December 31. The GE Fixed Income Fund and GE Money Market Fund also outperformed their Lipper peer group averages for the six months ended March 31, 1999. Average returns for all fund categories, and complete details on each fund's performance, including adjustment for the effect of sales charges, can be found in this report's fund performance profile pages.

Many of our funds continue to earn favorable ratings from Morningstar, an independent fund ranking company that analyzes risk-adjusted performance. Highly-rated funds are listed on the inside front cover of this report.


MARKET REVIEW

In 1998, U.S. equities returned more than 20% for the fourth consecutive year, the first time this has ever happened. In fact, this is the best four year period since 1932-1936 when the market was recovering from the 1929 crash. This bull market shows no signs of letting up as we enter the second quarter of 1999.

[PHOTO OF MICHAEL J. COSGROVE OMITTED]

An aging American population investing for retirement is one force propelling the stock market higher. The U.S. economy, now in its ninth year of growth, is another. Consumer spending is fueling the economic expansion, spurred by low interest rates, strong job growth and low inflation. Strong economic growth coupled with disinflation is very positive for the stock market.


MARKET OUTLOOK

Looking ahead, we believe the fundamentals that underpin market performance remain sound. We will maintain our overweight position in European stocks. We expect corporate consolidations and the recent adoption of a common currency to create European companies with strong earnings potential. Parts of Asia appear to be improving and some investors have started to put money back in Japan. However, we do not think the Japanese economy has turned around yet. We wait cautiously for signs of change.

We expect the U.S. economy to slow to a more sustainable growth rate in the second half of 1999. Additionally, with less difficult global economic conditions, U.S. corporate profits are poised to resume a modest growth trajectory. Since it is likely that inflation will remain low, we do not believe the U.S. Federal Reserve will alter current interest rate policy.

During periods of volatility, it is critical to maintain a well-diversified portfolio. Although we do not expect equity returns to be what they have been in the past few years, equities are still the best long-term investment if you need growth of capital. Stock selection will be a major factor as the market broadens to embrace value stocks and small- and mid-cap stocks. Fixed income investments can provide modest capital growth as well as current income, and should provide balance to your overall investment portfolio.

As markets rise and fall, the best advice is still to know your tolerance for risk and focus on long-term objectives rather than short-term market fluctuations.


YEAR 2000

On a final note, many shareholders have inquired about the impact the year 2000
(Y2K) problem may have with respect to their financial investments and recordkeeping. The GE Funds' adviser, GE Investment Management Incorporated
(GEIM) has incorporated Y2K readiness capability into its analysis processes for the investment portfolios. In addition, it has been engaged in a multi-year effort to address Y2K date-related issues in a broad range of areas including applications, process-enabling systems and facilities. GEIM also benefits from the Y2K efforts of its parent, General Electric Company, which systematically monitors the implementation of the Y2K programs of all GE businesses and facilitates the sharing of best practices. With respect to third-party systems, GEIM like many similar companies, must largely rely on the efforts and affirmations of others; however, it will continue to work closely in partnership with our most critical vendors, State Street Bank and Trust Company, the funds' Custodian and National Financial Data Services, Inc., the funds' Transfer Agent. Although the interaction of various software and hardware elements is highly complex -- and the possibility of Y2K related problems cannot be totally eliminated -- GEIM believes it is taking the appropriate steps.

Sincerely,

/S/SIGNATURE

Michael J. Cosgrove



MIKE COSGROVE IS THE PRESIDENT OF THE INVESTMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE INVESTMENTS AND ASSISTANT TREASURER-GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

                                                             GE U.S. EQUITY FUND

Q&A

GENE BOLTON IS RESPONSIBLE FOR THE OVERALL MANAGEMENT OF THE U.S. EQUITY OPERATION AT GE INVESTMENTS WITH TOTAL ASSETS OF OVER $35 BILLION. HIS RESPONSIBILITIES INCLUDE OVERSEEING THE PORTFOLIO MANAGEMENT TEAM OF THE GE U.S. EQUITY FUND. GENE JOINED GE IN 1964. AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM, HE HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. JOINING GE INVESTMENTS IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND WAS NAMED TO HIS PRESENT POSITION IN 1991. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AS WELL AS CHAIRMAN OF THE ASSET ALLOCATION COMMITTEE OF GE INVESTMENTS. HE ALSO SERVES AS A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, SPONSORED BY THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A B.A. IN BUSINESS MANAGEMENT.

Q. HOW DID THE GE U.S. EQUITY FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?

A. The Standard & Poor's 500 Composite Price Index posted a 27.32% return for the six-month period ended March 31, 1999. The fund's Lipper peer group of 974 Growth and Income funds returned 20.79% for the same period. To see how your class of GE U.S. Equity Fund shares performed compared to its benchmark, please refer to page 4.

Q.  WHAT DROVE THE FUND'S PERFORMANCE?
A. The stock market remained quite narrow by historical standards. However, the market did broaden out enough to make winners out of a number of our holdings with good underlying fundamentals that fared poorly last year. Two market sectors that performed well during the period were Consumer-Cyclical and Financial.

Q.  WHICH INVESTMENTS STAND OUT?
A. In the Retail Trade sector, Wal-Mart Stores; Dayton Hudson, and Lowes Cos., the home improvement retailer, benefited from ongoing consumer confidence and low unemployment. Among financial stocks, credit card use and consumer spending drove earnings at Citigroup and American Express, while Morgan Stanley Dean Witter showed post-merger growth thanks to a rising stock market and strong investment banking profits.

    On the downside, the fund was underweighted in the technology sector, which had very strong returns but contains a number of stocks selling at excessive valuation levels. Among the technology stocks we own, those that performed well during the period include bank services provider First Data Corporation; EMC, a maker of computer storage products; and Sun Microsystems, which produces computer workstations. It should be noted that the fund performed well without holding any speculative internet stocks which, in our opinion, are overvalued.

    We believe the Capital Goods sector is being overlooked. The fund's holdings include Emerson Electric, an electrical and electronic products manufacturer; Dover, a diversified manufacturer; and Waste Management.

Q.  PLEASE COMMENT ON ANY CHANGES YOU MADE IN THE PORTFOLIO.
A. Early in 1999, we made some changes to the portfolio's structure. We believe that these changes should generate better returns without altering the fund's basic investment objectives. The fund remains balanced between value and growth stocks. The bulk of the fund's assets moved from utilizing four portfolio managers to the two most senior managers. This resulted in a portfolio that is more concentrated, with holdings declining from 250 companies to approximately 160. We also added a research portfolio component, comprising about 15% of the fund. This component reflects the best ideas of our research analysts, who have been managing a very successful broad research portfolio for the past seven years. The fund uses a more concentrated version of the research portfolio which approximates 60 companies. The goal is to amplify positions that the two portfolio managers already own. This places more emphasis on stock selection, which has been our strength historically, rather than sector allocation. We believe these changes will set the stage for better performance going forward. We will continue to focus on fundamental research and stock selection, with more concentration in fewer stocks that we believe have the best potential to outperform the market over the long term.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The U.S. economy's strong underpinnings are encouraging for the long term. If the global economy picks up, inflation remains low and earning gains broaden, we believe that the stock market should perform in line with earnings growth over the next several years. In the short term, we expect market volatility and smaller gains than in the past few years. We believe the fund is well-positioned for both the short-term and the long-term.

[PHOTO OF GENE BOLTON OMITTED]

                                                             GE U.S. EQUITY FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
  Citigroup Inc.                   3.38%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                 2.65%
--------------------------------------------------------------------------------
  Bristol-Myers Squibb Co.         2.27%
--------------------------------------------------------------------------------
  International Business Machines  1.96%
--------------------------------------------------------------------------------
  Cisco Systems Inc.               1.88%
--------------------------------------------------------------------------------
  AlliedSignal Inc.                1.86%
--------------------------------------------------------------------------------
  Microsoft Corp.                  1.78%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc. 1.75%
--------------------------------------------------------------------------------
  First Data Corp.                 1.60%
--------------------------------------------------------------------------------
  Dayton Hudson Corp.              1.57%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                      A mutual fund designed for investors
                          who seek long-term growth of
                        capital by primarily investing in
                        a diversified portfolio of Growth
                            and Value stocks of U.S.
                                   companies.

                         * LIPPER PERFORMANCE COMPARISON
                             GROWTH AND INCOME PEER
                   GROUP BASED ON AVERAGE ANNUAL TOTAL RETURNS
                          FOR THE PERIODS ENDED 3/31/99

                      Six    One    Five
                    Months  Year    Year
 Number of
 Funds in
 peer group:          974    907     361

 Peer group
 average annual
 total return:      20.79%  6.83%  20.21%
 Lipper categories
 in peer group:       GROWTH & INCOME,
                        S&P 500 INDEX

*SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES
                              [LINE GRAPH OMITTED]

       GE U.S. EQUITY   GE U.S. EQUITY W/LOAD    S&P 500
1/1/94     $10000.00          $10000.00          $10000.00
             9526.45            8978.68            9618.15
             9544.89            8996.06            9657.88
SEP-94       9913.90            9343.85           10132.90
             9765.97            9204.43           10129.82
            10668.97           10055.50           11116.13
            11677.10           11005.67           12175.41
SEP-95      12542.98           11821.76           13145.54
            13192.46           12433.89           13927.96
            14032.09           13225.25           14685.15
            14528.24           13692.87           15348.14
SEP-96      14846.29           13992.63           15818.40
            16100.78           15174.99           17147.09
            16424.34           15479.94           17594.16
            19104.28           18005.78           20668.76
SEP-97      20700.99           19510.69           22223.07
            21234.70           20013.70           22856.04
            23721.99           22357.98           26047.04
            24285.88           22889.45           26910.44
SEP-98      21814.00           20562.00           24248.24
            26125.88           24626.48           29415.27
MAR-99      27556.28           25974.79           30872.63

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                         SIX    ONE   FIVE    SINCE
                        MONTHS  YEAR  YEAR  INCEPTION
GE U.S. Equity          26.32% 16.16% 23.67%  21.31%
GE U.S. Equity w/load   19.07%  9.50% 22.20%  19.95%
(maximum load-5.75%)
S&P 500                 27.32% 18.53% 26.27%  23.96%
                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
          GE U.S. EQUITY      GE U.S. EQUITY W/LOAD    S&P 500
12/22/93     $10000.00                $10000.00        $10000.00
              10133.91                 10133.91         10000.00
               9647.78                  9647.78          9618.15
               9641.56                  9641.56          9657.88
SEP-94         9990.57                  9990.57         10132.90
               9835.35                  9835.35         10129.82
              10728.90                 10728.90         11116.13
              11724.56                 11724.56         12175.41
SEP-95        12579.81                 12579.81         13145.54
              13215.10                 13215.10         13927.96
              14022.58                 14022.58         14685.15
              14514.95                 14514.95         15348.14
SEP-96        14816.93                 14816.93         15818.40
              16040.71                 16040.71         17147.09
              16345.27                 16345.27         17594.16
              18992.14                 18992.14         20668.76
SEP-97        20558.50                 20558.50         22223.07
              21052.75                 21052.75         22856.04
              23492.61                 23492.61         26047.04
              24025.09                 24025.09         26910.44
SEP-98        21545.00                 21545.00         24248.24
              25769.39                 25769.39         29415.27
MAR-99        27153.91                 27153.91         30872.63

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                        SIX   ONE  FIVE    SINCE
                      MONTHS YEAR  YEAR  INCEPTION
GE U.S. Equity        26.03% 15.58% 22.99% 20.85%
GE U.S. Equity w/load 22.03% 11.58% 22.99% 20.85%
maximum load           4.0%    4.0%  0.0%   0.0%
S&P 500               27.32% 18.53% 26.27% 23.96%
                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
          GE U.S. EQUITY           S&P 500
2/22/93      $10000.00            $10000.00
              10519.58             10216.10
              10681.52             10268.05
SEP-93        11032.38             10530.86
              11218.84             10775.93
              10701.37             10364.46
              10715.17             10407.27
SEP-94        11129.16             10919.15
              10973.84             10915.83
              11991.38             11978.67
              13136.11             13120.14
SEP-95        14118.31             14165.55
              14865.82             15008.68
              15797.66             15824.63
              16387.34             16539.05
SEP-96        16758.61             17045.81
              18180.62             18477.59
              18560.23             18959.35
              21597.06             22272.51
SEP-97        23422.39             23947.44
              24036.96             24629.52
              26873.73             28068.12
              27522.89             28998.52
SEP-98        24739.00             26129.74
              29642.41             31697.70
MAR-99        31294.61             33268.15

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                  SIX   ONE   FIVE     SINCE
                MONTHS YEAR   YEAR   INCEPTION
GE U.S. Equity  26.50% 16.45% 23.94%   20.55%
S&P 500         27.32% 18.53% 26.27%   21.83%

                                 CLASS D SHARES
                              [LINE GRAPH OMITTED]
          GE U.S. EQUITY           S&P 500
11/29/93     $10000.00            $10000.00
              10158.53             10123.40
               9696.21              9736.84
               9714.95              9777.06
SEP-94        10096.06             10257.94
               9964.02             10254.82
              10889.12             11253.31
              11936.28             12325.65
SEP-95        12835.67             13307.76
              13520.19             14099.83
              14388.82             14866.37
              14925.90             15537.53
SEP-96        15270.71             16013.60
              16582.64             17358.68
              16937.04             17811.27
              19720.50             20923.81
SEP-97        21403.88             22497.30
              21972.52             23138.08
              24582.47             26368.45
              25194.18             27242.51
SEP-98        22658.00             24248.24
              27174.43             29415.27
MAR-99        28694.05             30872.63

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                  SIX   ONE   FIVE    SINCE
                MONTHS  YEAR  YEAR  INCEPTION
GE U.S. Equity  26.64% 16.73% 24.23%  21.84%
S&P 500         27.32% 18.53% 26.27%  23.53%

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                               GE U.S. EQUITY FUND
                               [PIE CHART OMITTED]
                                TECHNOLOGY 17.8%
                                 FINANCIAL 16.1%
                                 CONSUMER 14.8%
                                HEALTHCARE 14.1%
                                 UTILITIES 8.7%
                               CAPITAL GOODS 8.4%
                                   ENERGY 6.9%
                                RETAIL TRADE 5.8%
                               CASH & OTHER 3.6%+
                               TRANSPORTATION 2.0%
                              BASIC MATERIALS 1.8%

+INCLUDES CASH EQUALIZED BY FUTURES OF 2.0%


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.9%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 1.8%

Air Products & Chemicals Inc.         53,900    $ 1,846,075
Airgas Inc.                           34,019        284,909(a)
Barrick Gold Corp.                    74,003      1,262,676
Du Pont de Nemours (E.I.) & Co.       58,539      3,398,921
Great Lakes Chemical Corp.            36,118      1,327,337
Morton International Inc.             37,955      1,394,846
Newmont Mining Corp.                  71,794      1,256,395
Rayonier Inc.                         22,422        898,281
                                                 11,669,440

CAPITAL GOODS -- 8.4%

AlliedSignal Inc.                    246,639     12,131,556(h)
Deere & Co.                           39,211      1,514,525
Dover Corp.                          213,394      7,015,328(h)
Emerson Electric Co.                  79,858      4,227,483
Gulfstream Aerospace Corp.            14,579        632,364(a)
Hubbell Inc. (Class B)               128,366      5,134,640
Lockheed Martin Corp.                 28,718      1,082,310
Martin Marietta Materials Inc.        62,627      3,573,653
Masco Corp.                           50,256      1,419,732
Molex Inc. (Class A)                  79,484      2,056,648
Textron Inc.                          73,120      5,657,660
United Technologies Corp.             25,846      3,500,518
Waste Management Inc.                150,220      6,666,012
                                                 54,612,429
[ICON OMITTED]
CONSUMER - CYCLICAL -- 8.5%

AT&T Corp. - Liberty Media
   Group (Class A)                    71,795      3,778,187(a)
Carnival Corp. (Class A)              37,554      1,823,716
Catalina Marketing Corp.              33,909      2,911,935(a)
Comcast Corp. (Class A)               96,425      6,068,748
Ford Motor Co.                        26,509      1,504,386
Gannett Inc.                          94,326      5,942,538



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Harman International
   Industries Inc.                    14,358  $     527,657
Interpublic Group Cos. Inc.           83,060      6,468,297
Knight-Ridder Inc.                    45,287      2,264,350
McDonald's Corp.                      98,744      4,474,338
MediaOne Group Inc.                    5,523        350,711(a)
NTL Inc.                              74,025      6,023,784(a)
Stanley Works                         14,027        359,442
Time Warner Inc.                      34,572      2,456,773
Walt Disney Co.                      121,939      3,795,351(h)
Xerox Corp.                          126,135      6,732,456
                                                 55,482,669

CONSUMER - STABLE -- 6.3%

Anheuser Busch Cos. Inc.              72,400      5,515,975(h)
Avon Products Inc.                    83,612      3,934,990
Bestfoods                             29,822      1,401,634
Coca-Cola Co.                          3,313        203,335
Colgate-Palmolive Co.                  7,069        650,348
Conagra Inc.                          33,136        847,039
General Mills Inc.                    22,422      1,694,262
Gillette Co.                          13,807        820,654
Kimberly Clark Corp.                   6,623        317,490
Nestle S.A. (Regd.)                      773      1,407,834
Pepsico Inc.                         139,280      5,458,035
Philip Morris Cos. Inc.              127,241      4,477,293(h)
Procter & Gamble Co.                  60,527      5,927,863
Ralston Purina Co.                   114,207      3,047,899
Sara Lee Corp.                       213,173      5,276,032
                                                 40,980,683

ENERGY -- 6.9%

Anadarko Petroleum Corp.              27,944      1,054,886
Baker Hughes Inc.                     50,256      1,221,849
BP Amoco PLC ADR                      13,838      1,396,780
Burlington Resources Inc.             77,206      3,083,415
Chevron Corp.                         16,568      1,465,233
Exxon Corp.                          136,520      9,633,192(h)
Halliburton Co.                       81,735      3,146,797
Mobil Corp.                           49,814      4,383,632
Nabors Industries Inc.                25,735        468,055(a)
Royal Dutch Petroleum Co. ADR         98,081      5,100,212
Schlumberger Ltd.                     81,072      4,879,521
Texaco Inc.                           26,509      1,504,386
Total S.A. ADR                        33,689      2,055,029
Unocal Corp.                         118,515      4,362,833
USX-Marathon Group                    37,555      1,032,763
                                                 44,788,583
[ICON OMITTED]
FINANCIAL -- 11.4%

American Express Co.                  86,154     10,123,095(h)
Associates First Capital
   Corp. (Class A)                   113,214      5,094,630
Bank of New York Inc.                 38,106      1,369,434
BankAmerica Corp.                     29,822      2,106,179
BankBoston Corp.                      15,463        669,741
Chase Manhattan Corp.                 45,285      3,682,237
Citigroup Inc.                       345,605     22,075,519
Countrywide Credit Industries         10,051        376,912
Federal National Mortgage Assoc.     165,016     11,427,358
First Union Corp.                     35,345      1,888,748
Morgan Stanley Dean Witter & Co.      73,781      7,373,489

-----------
See Notes to Schedules of Investments and Financial Statements.

                                  GE U.S. EQUITY FUND MARCH 31, 1999 (UNAUDITED)


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
National City Corp.                   43,629   $  2,895,875
State Street Corp.                    30,617      2,516,335(e)
United States Bancorp.                44,844      1,527,499
Wells Fargo & Co.                     41,089      1,440,683
                                                 74,567,734
[ICON OMITTED]
HEALTHCARE -- 14.1%

Abbott Laboratories                  160,598      7,517,994
Allergan Inc.                         42,965      3,775,549
American Home Products Corp.          68,923      4,497,226(h)
AmeriSource Health Corp.
   (Class A)                          20,747        709,288(a)
Amgen Inc.                            33,136      2,481,058(a)
Bristol-Myers Squibb Co.             230,624     14,832,006
Cardinal Health Inc.                 133,206      8,791,596
Dentsply International Inc.           29,878        694,663
Eli Lilly & Co.                        6,627        562,467
Henry Schein Inc.                     33,691        850,698(a)
Johnson & Johnson                     96,204      9,013,112
Lincare Holdings Inc.                 48,047      1,351,322(a)
Merck & Co. Inc.                     215,383     17,271,024
Omnicare Inc.                         30,377        579,061
Pfizer Inc.                           34,349      4,765,924
Pharmacia & Upjohn Inc.               66,271      4,133,654
Schering Plough Corp.                 66,271      3,665,615
Shire Pharmaceuticals Group
   PLC ADR                            11,917        271,857(a)
Sybron International Corp.            69,587      1,739,675(a)
Warner-Lambert Co.                    13,255        877,315
Watson Pharmaceuticals Inc.           86,705      3,825,858(a)
                                                 92,206,962

INSURANCE -- 4.7%

American International
   Group Inc.                         51,251      6,182,092
Berkshire Hathaway Inc.
   (Class B)                           3,224      7,579,624(a)
Hartford Financial Services
   Group Inc.                         46,943      2,666,949
Lincoln National Corp.                29,822      2,948,650
Loews Corp.                           39,763      2,967,314
Marsh & McLennan Cos. Inc.            29,602      2,196,098
Provident Cos. Inc.                   59,093      2,042,402
Reliastar Financial Corp.             69,500      2,962,437
St. Paul Cos. Inc.                    28,607        888,605
UNUM Corp.                             7,180        341,499
                                                 30,775,670

RETAIL TRADE -- 5.8%

Costco Cos. Inc.                      29,822      2,730,577(a)
CVS Corp.                             12,150        577,125
Dayton Hudson Corp.                  153,528     10,228,803
Federated Department
   Stores Inc.                        54,122      2,171,645(a)
Home Depot Inc.                       90,460      5,631,135
Lowes Cos. Inc.                       96,094      5,813,687
Sears Roebuck & Co.                   37,554      1,696,971
Wal-Mart Stores Inc.                  97,198      8,960,441
                                                 37,810,384



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
[ICON OMITTED]
TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 9.8%

Analog Devices Inc.                  112,883   $  3,358,269(a)
Applied Materials Inc.                41,420      2,555,096(a)
Cisco Systems Inc.                   112,108     12,282,833(a)
Gateway 2000 Inc.                     29,822      2,044,671(a)
Hewlett Packard Co.                   46,500      3,153,281
Intel Corp.                           73,561      8,744,564
International Business Machines       72,015     12,764,659
Northern Telecom Ltd.                123,708      7,685,360
Pitney Bowes Inc.                     46,059      2,936,261
Sun Microsystems Inc.                 66,712      8,343,169(a)
                                                 63,868,163

TECHNOLOGY - SOFTWARE & SERVICES -- 7.5%

Automatic Data Processing Inc.       138,839      5,744,464
Computer Sciences Corp.               40,868      2,255,403
EMC Corp.                             69,585      8,889,484(a)
Equifax Inc.                         182,799      6,283,715
First Data Corp.                     244,100     10,435,275
Microsoft Corp.                      129,230     11,582,239(a)
Reuters Holdings PLC ADR              28,385      2,465,947
Unisys Corp.                          58,540      1,620,826(a)
                                                 49,277,353

TRANSPORTATION -- 2.0%

Burlington Northern Santa Fe Corp.   125,473      4,124,925
Canadian Pacific Ltd.                 67,377      1,309,640
Continental Airlines Inc.
   (Class B)                          85,380      3,244,440(a)
Delta Air Lines Inc.                  64,062      4,452,309
Pittston Brinks Group                  3,312         77,832
                                                 13,209,146
[ICON OMITTED]
UTILITIES -- 8.7%

Airtouch Communications Inc.          50,879      4,916,183(a)
American Electric Power Inc.          33,136      1,315,085
AT&T Corp.                            71,824      5,732,453
Bell Atlantic Corp.                   75,107      3,882,093
Bellsouth Corp.                       16,568        663,756
CMS Energy Corp.                      76,262      3,055,246
Duke Energy Corp.                     44,844      2,449,603
Edison International                  66,272      1,474,552
El Paso Energy Corp.                  22,090        722,067
Florida Progress Corp.                35,345      1,334,274
FPL Group Inc.                        30,376      1,617,522
Frontier Corp.                        34,793      1,804,887
GTE Corp.                             91,124      5,513,002
MCI WorldCom Inc.                     38,658      3,423,649(a)
New Century Energies Inc.             54,121      1,843,497
Northern States Power Co.             37,333        865,659
Qwest Communications
   International Inc.                 12,702        915,735(a)
SBC Communications Inc.              179,375      8,453,047
Sonat Inc.                            11,045        331,350
Sprint Corp.                          18,777      1,842,493
Texas Utilities Co.                   38,658      1,611,555
U.S. WEST Inc.                        51,914      2,858,515
                                                 56,626,223

TOTAL COMMON STOCK
   (COST $483,430,538)                          625,875,439
------------
See Notes to Schedules of Investments and Financial Statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
--------------------------------------------------------------------------------
Microsoft Corp. (Series A), 2.75%
   (COST $3,024,886)                  32,362    $ 3,187,657

TOTAL INVESTMENTS IN SECURITIES
   (COST $486,455,424)                          629,063,096
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund    23,811,209     23,811,209



                                     PRINCIPAL
                                        AMOUNT         VALUE
--------------------------------------------------------------------------------
TIME DEPOSIT
State Street Cayman Islands
   4.875%   04/01/99                $485,000        485,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $24,296,209)                            24,296,209


OTHER ASSETS AND LIABILITIES,
   NET (0.1)%                                      (924,863)
                                               ------------

NET ASSETS-- 100%                              $652,434,442
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE U.S. Equity Fund had the following long Futures
Contracts open at March 31, 1999:

                            NUMBER
            EXPIRATION        OF        UNDERLYING   UNREALIZED
DESCRIPTION    DATE        CONTRACTS    FACE VALUE      LOSS
--------------------------------------------------------------------------------
S&P 500      June 1999        41       $13,256,325  $(166,663)


[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
GE U.S. EQUITY FUND AT MARCH 31, 1999.

--------
See Notes to Schedules of Investments and Financial Statements.

                                                   GE PREMIER GROWTH EQUITY FUND

Q&A

DAVID CARLSON MANAGES PENSION AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS EXCEEDING $6 BILLION. DAVE JOINED GE IN 1980 WITH THE GE FINANCIAL MANAGEMENT PROGRAM. IN 1982, HE JOINED GE INVESTMENTS AS A SECURITY ANALYST RESPONSIBLE FOR SEVERAL CONSUMER INDUSTRIES. IN 1988, DAVE ASSUMED RESPONSIBILITY FOR MANAGING ELFUN TRUSTS. HE IS A TRUSTEE FOR THE GE CANADA PENSION TRUST, A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A B.S. IN BUSINESS.


Q. HOW DID THE GE PREMIER GROWTH EQUITY FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The Standard & Poor's Index of 500 Composite Price Stocks posted a 27.32% return for the six-month period ended March 31, 1999. The fund's Lipper peer group of 1,105 Growth funds returned 28.23% for the same period. To see how your class of shares of the GE Premier Growth Equity Fund performed compared to its benchmark, please refer to page 9.

Q. ALL CLASSES OF THE FUND OUTPERFORMED THEIR BENCHMARK. WHAT FACTORS AFFECTED PERFORMANCE?
A. With only 32 stocks in the fund, stock selection is the key driver to performance. Technology issues continued to be strong performers. Three of the funds technology stocks had gains of 75% or more for the six-month period; specifically, Applied Materials (semiconductor equipment), EMC (computer storage), and Cisco Systems (networking equipment). Telecommunications stocks also had sizable gains. NTL, a telecom company operating in the United Kingdom and MCIWorldCom each returned more than 80% for the six month period.

    Three of the fund's healthcare services companies had weaker performances for various reasons. Omnicare, which manages pharmacies for nursing homes, was affected by investor concerns about Medicare reimbursement charges. Returns for Lincare Holdings, a home health care provider, and Henry Schein, a healthcare equipment distributor new to the fund, were affected by news specific to each company.


Q.  DOES THE FUND OWN ANY INTERNET STOCKS?
A. Unfortunately, we currently do not own any yet. We are searching hard for opportunities with values we can understand. We believe the internet will profoundly change business and will create many investment opportunities in the years to come. Our technology holdings such as Cisco, EMC and Microsoft will continue to benefit from the growth of the internet.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We are optimistic about the long-term prospects of the stocks in the fund. We believe we have assembled a group of 32 premier companies whose earnings will grow at rates well above market averages. We do have some concern about the overall level and valuation of the market. Looking ahead, investors should expect much more modest rates of return from the stock market than those we have enjoyed in recent years. As always, we will focus on quality growth stocks with reasonable valuation levels and let the compounding of above-average growth rates drive the performance over the long term.

[PHOTO OF DAVID CARLSON OMITTED]

                         GE PREMIER GROWTH EQUITY FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                               AT MARCH 31, 1999
--------------------------------------------------------------------------------
  EMC Corp.                        4.29%
--------------------------------------------------------------------------------
  First Data Corp.                 4.18%
--------------------------------------------------------------------------------
  MCI WorldCom Inc.                4.10%
--------------------------------------------------------------------------------
  NTL Inc.                         3.97%
--------------------------------------------------------------------------------
  Catalina Marketing Corp.         3.97%
--------------------------------------------------------------------------------
  Microsoft Corp.                  3.92%
--------------------------------------------------------------------------------
  AT&T Corp.- Liberty Media Group  3.90%
--------------------------------------------------------------------------------
  Interpublic Group Cos. Inc.      3.40%
--------------------------------------------------------------------------------
  Cisco Systems Inc.               3.38%
--------------------------------------------------------------------------------
  Citigroup Inc.                   3.28%
--------------------------------------------------------------------------------
                               INVESTMENT PROFILE
                             A mutual fund designed
                             for investors who seek
                               long-term growth of
                               capital and future
                               income by primarily
                                  investing in
                             growth-oriented equity
                                   securities.

                         * LIPPER PERFORMANCE COMPARISON
                                GROWTH PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 3/31/99

                         Six       One
                       Months     Year
   Number of Funds
   in peer group:       1,105     1,022
   Peer group
   average annual
   total return:       28.23%    13.56%
   Lipper categories
   in peer group:          GROWTH

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES
                              [LINE GRAPH OMITTED]

          GE PREMIER FUND     GE PREMIER FUND W/LOAD     S&P 500
12/31/96     $10000.00              $10000.00            $10000.00
MAR-97         9526.66                8978.88             10260.73
              11013.32               10380.06             12053.80
SEP-97        12206.66               11504.77             12960.26
              12612.02               11886.83             13329.40
MAR-98        14244.41               13425.35             15190.35
              14799.82               13948.83             15693.88
SEP-98        13804.14               13010.40             14141.85
              17034.47               16050.07             17154.67
MAR-99        18519.06               17448.87             18004.59

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                 SIX    ONE     SINCE
               MONTHS  YEAR   INCEPTION
GE Premier
Growth Equity  34.16%  30.01%  31.52%
GE Premier Growth
Equity w/load  26.46%  22.55%  28.08%
(maximum load-5.75%)
S&P 500        27.32%  18.53%  29.92%
                                 CLASS B SHARES
                               [LINE GRAPH OMITTED]
           GE PREMIER FUND  GE PREMIER FUND W/LOAD    S&P 500
12/31/96     $10000.00           $10000.00           $10000.00
MAR-97         9513.33             9513.33            10260.73
              10986.67            10986.67            12053.80
SEP-97        12166.67            12166.67            12960.26
              12552.07            12552.07            13329.40
MAR-98        14157.49            14157.49            15190.35
              14692.63            14692.63            15693.88
SEP-98        13683.31            13683.31            14141.85
              16866.23            16866.23            17154.67
MAR-99        18316.48            18116.48            18004.59

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX     ONE      SINCE
                    MONTHS   YEAR    INCEPTION
GE Premier
Growth Equity       33.86%   29.38%   30.87%
GE Premier Growth
Equity w/load       29.86%   25.38%   30.24%
maximum load          4.0%     4.0%     3.0%
S&P 500             27.32%   18.53%   29.92%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]

          GE Premier Fund      S&P 500
12/31/96     $10000.00       $10000.00
Mar-97         9533.32        10260.73
              11033.32        12053.80
Sep-97        12233.32        12960.26
              12645.51        13329.40
Mar-98        14294.04        15190.35
              14863.91        15693.88
Sep-98        13866.65        14141.85
              17120.96        17154.67
Mar-99        18630.41         8004.59

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX     ONE     SINCE
                    MONTHS   YEAR   INCEPTION
GE Premier
Growth Equity       34.35%   30.34%   31.87%
S&P 500             27.32%   18.53%   29.92%

                                 CLASS D SHARES
                              [LINE GRAPH OMITTED]

           GE PREMIER FUND    S&P 500
12/31/96     $10000.00       $10000.00
MAR-97         9539.99        10260.73
              11039.99        12053.80
SEP-97        12253.32        12960.26
              12676.35        13329.40
MAR-98        14333.92        15190.35
              14918.15        15693.88
SEP-98        13926.32        14141.85
              17208.05        17154.67
MAR-99        18729.08        18004.59

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX      ONE      SINCE
                    MONTHS     YEAR    INCEPTION
GE Premier
Growth Equity       34.49%    30.66%    32.18%
S&P 500             27.32%    18.53%    29.92%

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                          GE PREMIER GROWTH EQUITY FUND
                               [PIE CHART OMITTED]
                                TECHNOLOGY 27.0%
                                 CONSUMER 20.3%
                                HEALTHCARE 16.6%
                               CAPITAL GOODS 10.8%
                                 UTILITIES 7.3%
                               CASH & OTHER 6.2%+
                                   ENERGY 5.3%
                                 FINANCIAL 3.3%
                                RETAIL TRADE 3.2%

+Includes cash equalized by futures of 1.5%

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 93.8%
--------------------------------------------------------------------------------
[ICON OMITTED]
CAPITAL GOODS -- 10.8%

AlliedSignal Inc.                     32,136    $ 1,580,689
Dover Corp.                           49,811      1,637,537
Molex Inc. (Class A)                  61,059      1,579,902(h)
Waste Management Inc.                 43,384      1,925,165
                                                  6,723,293


[ICON OMITTED]
CONSUMER - CYCLICAL -- 18.0%

AT&T Corp. - Liberty Media
   Group (Class A)                    46,276      2,435,274(a)
Carnival Corp. (Class A)              35,350      1,716,684
Catalina Marketing Corp.              28,923      2,483,763(a)
Interpublic Group Cos. Inc.           27,316      2,127,234
NTL Inc.                              30,529      2,484,297(a)
                                                 11,247,252

CONSUMER - STABLE -- 2.3%

Avon Products Inc.                    30,529      1,436,771

ENERGY -- 5.3%

Baker Hughes Inc.                     80,341      1,953,290
Schlumberger Ltd.                     22,495      1,353,918
                                                  3,307,208

FINANCIAL -- 3.3%

Citigroup Inc.                        32,136      2,052,687


[ICON OMITTED]
HEALTHCARE -- 16.6%

Cardinal Health Inc.                  24,102      1,590,732
Dentsply International Inc.           46,597      1,083,380(h)
Henry Schein Inc.                     49,508      1,250,077(a)
Johnson & Johnson                     17,836      1,671,010



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Lincare Holdings Inc.                 59,224  $   1,665,675(a)
Omnicare Inc.                         67,486      1,286,452
Sybron International Corp.            72,306      1,807,650(a)
                                                 10,354,976

RETAIL TRADE -- 3.2%

CVS Corp.                                683         32,442
Home Depot Inc.                       32,136      2,000,466
                                                  2,032,908


[ICON OMITTED]
TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 9.0%

Applied Materials Inc.                27,316      1,685,056(a)
Cisco Systems Inc.                    19,282      2,112,584(a)
Intel Corp.                           15,265      1,814,627
                                                  5,612,267


[ICON OMITTED]
TECHNOLOGY - SOFTWARE & SERVICES -- 18.0%

Automatic Data Processing Inc.        40,492      1,675,357
EMC Corp.                             20,964      2,678,151(a)
Equifax Inc.                          53,025      1,822,734
First Data Corp.                      61,059      2,610,272(h)
Microsoft Corp.                       27,316      2,448,197(a)
                                                 11,234,711

UTILITIES -- 7.3%

Airtouch Communications Inc.          20,889      2,018,401(a)
MCI WorldCom Inc.                     28,923      2,561,493(a)
                                                  4,579,894

TOTAL INVESTMENTS IN SECURITIES
   (COST $45,746,178)                            58,581,967

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.3%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $3,328,631)               3,328,631      3,328,631

OTHER ASSETS AND LIABILITIES,
   NET 0.9%                                         579,345
                                                -----------

NET ASSETS-- 100%                               $62,489,943
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Premier Growth Equity Fund had the following long Futures Contracts open at March 31, 1999:

                            NUMBER
            EXPIRATION        OF        UNDERLYING   UNREALIZED
DESCRIPTION    DATE        CONTRACTS    FACE VALUE      LOSS
--------------------------------------------------------------------------------
S&P 500      June 1999         3         $969,975    $(17,175)

---------
See Notes to Schedules of Investments and Financial Statements.


[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
GE PREMIER GROWTH EQUITY FUND AT MARCH 31, 1999.

                                                            GE VALUE EQUITY FUND
Q&A

PETER J. HATHAWAY IS THE PORTFOLIO MANAGER FOR THE GE VALUE EQUITY FUND. HE IS CURRENTLY A SENIOR VICE PRESIDENT OF GE INVESTMENTS AND MANAGES EQUITY ASSETS OF OVER $8 BILLION. PETE HAS MORE THAN 36 YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE INVESTMENTS SINCE 1985. PETE WAS SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER AT AMERITRUST FROM 1975 TO 1985, AND PREVIOUSLY HELD INVESTMENT POSITIONS AT MERRILL LYNCH, EQUITABLE LIFE AND US TRUST. HE HOLDS AN M.B.A. FROM THE WHARTON SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA AND A BS IN FINANCE FROM ARIZONA STATE UNIVERSITY.


Q. HOW DID THE GE VALUE EQUITY FUND'S BENCHMARK AND LIPPER PEERS PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The S&P/Barra Value Composite Index of 500 value stocks posted a 20.78% return for the six-month period ended March 31, 1999. The fund's Lipper peer group of 974 Growth and Income funds returned 20.79% for the same period. To see how your class of GE Value Equity Fund shares performed compared to its benchmark, please refer to page 12.

Q.  THE FUND HAS OUTPERFORMED ITS BENCHMARK. WHY?
A. While we were underweighted in some of the market's growth areas as measured by the S&P 500 Index, good stock selection in technology and pharmaceuticals helped the fund's performance in this growth market. We seek to find companies that consistently deliver on earnings and whose stock is reasonably priced.


Q.  WHICH INVESTMENTS STAND OUT?
A. We were helped by our overweights in airlines and energy but hurt by overweightings in foods and utilities. The healthy U.S. economy aided retailers such as Wal-Mart Stores and Dayton Hudson, whose Target stores have done well. Retailers Home Depot and Lowes Cos. benefited from a strong housing market. Rising oil prices gave a boost to energy stocks such as Halliburton, Unocal and Mobil, where we have large positions.


Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?
A. We continue to take profits in stocks with higher valuations and focus on selected cyclical, healthcare, financial and utility stocks. As a defensive move against an economic slowdown, the fund increased its positions in food companies and electric utilities.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We expect market volatility to continue and believe certain areas, such as large market capitalization growth and internet stocks, seem significantly overvalued. What we find attractive in this market are overlooked capital goods companies such as Emerson Electric, which have consistent long-term growth records and are relatively good values. In technology, computer companies may face slowing sales as customers grapple with Year 2000 concerns. We are switching our emphasis to service companies, such as Automatic Data Processing and Unisys, whose revenues depend on solutions, not hardware sales. In an overvalued market, we will continue to plan for the long term and search out stocks with good growth prospects at reasonable prices in industries, such as electric utilities, finance and healthcare. Stock selection remains very important. We believe the fund is well positioned and we are maintaining our disciplined, research-driven approach to selecting stocks that we believe will outperform the market.

[PHOTO OF PETER J. HATHAWAY OMITTED]

                                                            GE VALUE EQUITY FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
  Citigroup Inc.                   2.75%
--------------------------------------------------------------------------------
  International Business Machines  2.57%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                 2.53%
--------------------------------------------------------------------------------
  Bristol-Myers Squibb Co.         2.29%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc.             2.13%
--------------------------------------------------------------------------------
  Cisco Systems Inc.               1.97%
--------------------------------------------------------------------------------
  Dayton Hudson Corp.              1.88%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc. 1.62%
--------------------------------------------------------------------------------
  American Express Co.             1.61%
--------------------------------------------------------------------------------
  Sun Microsystems Inc.            1.51%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
    A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of companies with large-sized market capitalizations that the Fund's management considers to be undervalued by the
                                     market.

                        * LIPPER PERFORMANCE COMPARISON
                             GROWTH AND INCOME PEER
                   GROUP BASED ON AVERAGE ANNUAL TOTAL RETURNS
                          FOR THE PERIODS ENDED 3/31/99

                      Six     One  Five
                    Months   Year  Year
  Number of Funds
  in peer group:      974     907    361
  Peer group
  average annual
  total return:    20.79%   6.83% 20.21%
  Lipper categories
  in peer group:      GROWTH & INCOME,
                          S&P 500 INDEX

  *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

SEE NOTES TO PERFORMANCE.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES
                              [LINE GRAPH OMITTED]

          GE VALUE EQUITY     GE VALUE EQUITY W/LOAD     S&P 500/BARRA VALUE
9/8/93       $10000.00              $10000.00                   $10000.00
              10141.36                9558.23                    10041.89
               9573.86                9023.37                     9714.00
               9594.86                9043.16                     9803.34
SEP-94         9925.18                9354.48                    10054.67
               9972.20                9398.80                     9979.02
              10731.37               10114.31                    10940.99
              11517.08               10854.85                    11893.55
SEP-95        12288.84               11582.23                    12839.03
              12919.10               12176.25                    13669.45
              13491.08               12715.34                    14543.03
              13986.04               13181.85                    14841.62
SEP-96        14770.05               13920.77                    15232.85
              15843.18               14932.19                    16674.41
              16253.70               15319.11                    16969.02
              19568.30               18443.12                    19423.90
SEP-97        20647.82               19460.57                    21203.35
              21087.90               19875.35                    21673.40
              23729.39               22364.95                    24177.39
              24345.74               22945.86                    24302.52
SEP-98        21858.00               20601.48                    21164.40
              26212.01               24697.24                    24844.60
MAR-99        27331.79               25752.31                    25552.22

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       SIX     ONE    FIVE    SINCE
                     MONTHS   YEAR    YEAR  INCEPTION
GE Value Equity      25.04%  15.18%  23.34%   19.82%
GE Value Equity
  w/load             17.80%   8.54%  21.91%   18.54%
(maximum load-5.75%)
S&P 500/Barra Value  20.78%   5.73%  21.35%   18.30%
                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]

       GE VALUE EQUITY    GE VALUE EQUITY W/LOAD    S&P 500/BARRA VALUE
9/8/93     $10000.00         $10000.00                   $10000.00
            10146.82          10146.82                    10041.89
             9555.57           9555.57                     9714.00
             9560.91           9560.91                     9803.34
SEP-94       9873.06           9873.06                    10054.67
             9901.68           9901.68                     9979.02
            10625.67          10625.67                    10940.99
            11383.23          11383.23                    11893.55
SEP-95      12139.56          12139.56                    12839.03
            12724.23          12724.23                    13669.45
            13268.08          13268.08                    14543.03
            13732.38          13732.38                    14841.62
SEP-96      14461.66          14461.66                    15232.85
            15490.47          15490.47                    16674.41
            15862.84          15862.84                    16969.02
            19065.19          19065.19                    19423.90
SEP-97      20078.03          20078.03                    21203.35
            20474.92          20474.92                    21673.40
            23007.23          23007.23                    24177.39
            23569.96          23569.96                    24302.52
SEP-98      21146.00          21146.00                    21164.40
            25304.60          25304.60                    24844.60
MAR-99      26358.96          26358.96                    25552.22

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX    ONE  FIVE     SINCE
                    MONTHS  YEAR  YEAR   INCEPTION
GE Value Equity     24.65% 14.57% 22.50%   19.04%
GE Value Equity
  w/load            20.65% 10.57% 22.41%   19.04%
  maximum load        4.0%   4.0%   1.0%     0.0%
S&P 500/Barra Value 20.78%  5.73% 21.25%   18.30%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
       GE VALUE EQUITY  S&P 500/BARRA VALUE
10/2/97   $10000.00         $10000.00
OCT-97      9510.00           9548.00
NOV-97      9896.40           9911.78
DEC-97     10122.11          10132.02
JAN-98     10174.19          10007.09
FEB-98     10868.68          10757.72
MAR-98     11406.90          11302.60
APR-98     11597.89          11436.42
MAY-98     11406.90          11275.51
JUN-98     11702.06          11361.09
JUL-98     11545.54          11114.56
AUG-98      9931.48           9327.34
SEP-98     10521.41           9894.07
OCT-98     11405.54          10763.49
NOV-98     12068.53          11324.16
DEC-98     12620.19          11721.87
JAN-99     12911.17          11958.65
FEB-99     12674.07          11701.18
MAR-99     13159.05          12055.72

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     SIX     ONE    SINCE
                    MONTHS   YEAR  INCEPTION
GE Value Equity     25.15%  15.37%   20.14%
S&P 500/Barra Value 20.78%   5.73%   13.29%

                                 CLASS D SHARES
                              [LINE GRAPH OMITTED]

       GE VALUE EQUITY   S&P 500/BARRA VALUE
1/5/98    $10000.00            $10000.00
JAN-98     10010.00              9865.30
FEB-98     10700.00             10605.30
MAR-98     11240.00             11142.45
APR-98     11430.00             11274.38
MAY-98     11240.00             11115.75
JUN-98     11540.00             11200.12
JUL-98     11379.59             10957.08
AUG-98      9789.86              9195.18
SEP-98     10380.19              9753.88
OCT-98     11260.00             10530.05
NOV-98     11910.00             11078.56
DEC-98     12447.54             11467.64
JAN-99     12749.61             11699.29
FEB-99     12510.04             11447.40
MAR-99     12999.61             11794.26

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX    ONE      SINCE
                     MONTHS  YEAR   INCEPTION
GE Value Equity      25.24%  15.65%   23.65%
S&P 500/Barra Value  20.78%   5.73%   14.15%

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                              GE VALUE EQUITY FUND
                               [PIE CHART OMITTED]
                                 FINANCIAL 17.6%
                                TECHNOLOGY 17.9%
                                 CONSUMER 13.0%
                                HEALTHCARE 12.2%
                                 UTILITIES 9.8%
                               CAPITAL GOODS 8.2%
                                   ENERGY 7.5%
                                RETAIL TRADE 7.3%
                               TRANSPORTATION 3.1%
                              BASIC MATERIALS 2.3%
                                CASH & OTHER 1.1%


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.3%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 2.3%
Avery Dennison Corp.                   2,416     $  138,920
Barrick Gold Corp.                    13,898        237,135
Champion International Corp.           2,455        100,808
Du Pont de Nemours (E.I.)
   & Co.                              11,000        638,687
Freeport McMoran Copper &
   Gold Inc. (Class B)                 4,557         49,557
Mead Corp.                             4,812        147,969
Monsanto Co.                           1,423         66,170
Newmont Mining Corp.                  13,477        235,847
Rayonier Inc.                          4,207        168,543
Weyerhaeuser Co.                         587         32,579
                                                  1,816,215


[ICON OMITTED]
CAPITAL GOODS -- 8.2%

AlliedSignal Inc.                     19,884        978,044(h)
Cooper Industries Inc.                 2,337         99,615
Deere & Co.                            7,362        284,357
Dover Corp.                           15,621        513,540(h)
Emerson Electric Co.                  12,910        683,423(h)
Gulfstream Aerospace Corp.             2,277         98,765(a)
Honeywell Inc.                           828         62,773
Hubbell Inc. (Class B)                10,383        415,320
Lockheed Martin Corp.                  5,378        202,683
Martin Marietta Materials Inc.         9,750        556,359
Masco Corp.                            9,431        266,426
Parker Hannifin Corp.                  4,030        138,028
Sherwin-Williams Co.                   3,207         90,197
Textron Inc.                          11,954        924,941
Timken Co.                             2,001         32,516
United Technologies Corp.              3,797        514,256
Waste Management Inc.                 10,587        469,798
                                                  6,331,041

CONSUMER - CYCLICAL -- 6.2%

ACNielsen Corp.                        2,606         70,688(a)
AT&T Corp. - Liberty Media
   Group (Class A)                       621         32,680(a)
Comcast Corp. (Class A)                3,939        247,911
Ford Motor Co.                         4,971        282,104
Gannett Inc.                           9,848        620,424



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co.             2,002   $     99,725
Interpublic Group Cos. Inc.            6,318        492,014
Knight-Ridder Inc.                     8,494        424,700
McDonald's Corp.                      18,546        840,365
McGraw Hill Cos. Inc.                  1,168         63,656
MediaOne Group Inc.                    1,036         65,786(a)
Time Warner Inc.                       2,589        183,981
Walt Disney Co.                       12,062        375,430
Xerox Corp.                           17,844        952,423
                                                  4,751,887

CONSUMER - STABLE -- 6.8%

Anheuser Busch Cos. Inc.               7,264        553,426(h)
Archer-Daniels Midland Co.            10,266        150,782
Avon Products Inc.                     4,368        205,569
Bestfoods                              5,594        262,918
Colgate-Palmolive Co.                  1,393        128,156
Conagra Inc.                           6,224        159,101
General Mills Inc.                     4,207        317,891
Kimberly Clark Corp.                   1,400         67,113
Nestle S.A. (Regd.)                      140        254,976
Pepsico Inc.                          14,323        561,283(h)
Philip Morris Cos. Inc.               15,559        547,482
Procter & Gamble Co.                   6,848        670,676
Ralston Purina Co.                    14,512        387,289
Sara Lee Corp.                        34,014        841,847
Sysco Corp.                            5,613        147,692
                                                  5,256,201

ENERGY -- 7.5%

Anadarko Petroleum Corp.               2,209         83,390
BP Amoco PLC ADR                       2,598        262,201
Burlington Resources Inc.             11,398        455,208(h)
Chevron Corp.                          3,105        274,598
Conoco Inc. (Class A)                  4,143        101,762
Exxon Corp.                           15,424      1,088,356
Halliburton Co.                       11,821        455,109
Mobil Corp.                            9,348        822,624
Royal Dutch Petroleum Co. ADR          9,957        517,764
Schlumberger Ltd.                      5,388        324,290
Texaco Inc.                            4,987        283,012
Total S.A. ADR                         3,733        227,713
Unocal Corp.                          18,361        675,914
USX-Marathon Group                     2,209         60,748
YPF S.A. ADR (Class D)                 4,044        127,639
                                                  5,760,328


[ICON OMITTED]
FINANCIAL -- 12.3%

American Express Co.                  10,585      1,243,738
AmSouth Bancorp.                       2,571        116,981
Associates First Capital Corp.
   (Class A)                          15,554        699,930
Bank of New York Inc.                  4,023        144,577
BankAmerica Corp.                      5,599        395,429
BankBoston Corp.                       2,907        125,909
Chase Manhattan Corp.                  4,766        387,535
Citigroup Inc.                        33,269      2,125,057
Comerica Inc.                          2,104        131,369
Edwards A.G. Inc.                      3,884        126,958
Federal National Mortgage Assoc.      18,021      1,247,954
First Union Corp.                      6,641        354,879
Fleet Financial Group Inc.             4,310        162,164
Morgan Stanley Dean Witter & Co.      10,792      1,078,526

-------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE VALUE EQUITY FUND


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
National City Corp.                    4,982    $   330,680
T. Rowe Price & Associates             2,918        100,306
United States Bancorp.                 8,420        286,806
Wachovia Corp.                         1,869        151,739
Waddell & Reed Financial Inc.
   (Class A)                           5,450        111,725
Wells Fargo & Co.                      4,057        142,249
                                                  9,464,511


[ICON OMITTED]
HEALTHCARE -- 12.2%

Abbott Laboratories                   14,839        694,651(h)
Allergan Inc.                          5,393        473,910
American Home Products Corp.           6,076        396,459(h)
AmeriSource Health Corp.
   (Class A)                           3,890        132,989(a)
Amgen Inc.                             6,226        466,172(a)
Baxter International Inc.              1,140         75,240
Bristol-Myers Squibb Co.              27,438      1,764,606(h)
Cardinal Health Inc.                   8,763        578,358
Johnson & Johnson                      9,551        894,809
Merck & Co. Inc.                      24,309      1,949,278
Pfizer Inc.                            2,386        331,058
Pharmacia & Upjohn Inc.                9,339        582,520
Schering Plough Corp.                 12,454        688,862
Warner-Lambert Co.                     1,346         89,088
Watson Pharmaceuticals Inc.            6,231        274,943(a)
                                                  9,392,943

INSURANCE -- 5.3%

American International
   Group Inc.                          4,872        587,685
AXA-UAP                                1,169        155,217
Berkshire Hathaway Inc.
   (Class B)                             441      1,036,791(a)
Chicago Title Corp.                       98          3,565
Chubb Corp.                            1,242         72,734
Hartford Financial Services
   Group Inc.                          4,985        283,210
Jefferson-Pilot Corp.                    897         60,772
Lincoln National Corp.                 5,610        554,689
Loews Corp.                            4,257        317,678
Progressive Corp.                      1,004        144,074
Provident Cos. Inc.                   11,097        383,540
Reliastar Financial Corp.              7,070        301,359
St. Paul Cos. Inc.                     5,374        166,930
                                                  4,068,244

RETAIL TRADE -- 7.3%

Costco Cos. Inc.                       5,609        513,574(a)
Dayton Hudson Corp.                   21,736      1,448,161(h)
Federated Department
   Stores Inc.                         6,230        249,979(a)
Home Depot Inc.                       11,206        697,573
Lowes Cos. Inc.                        9,952        602,096
Office Depot Inc.                      1,967         72,410(a)
Rite Aid Corp.                         2,804         70,100
Sears Roebuck & Co.                    7,062        319,114
Wal-Mart Stores Inc.                  17,838      1,644,441(h)
                                                  5,617,448



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
[ICON OMITTED]
TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 11.7%

Analog Devices Inc.                   13,262   $    394,545(a)
Applied Materials Inc.                 5,906        364,326(a)
Cisco Systems Inc.                    13,901      1,523,028 (a,h)
EG & G Inc.                            3,519         92,814
Gateway 2000 Inc.                      5,511        377,848(a)
Hewlett Packard Co.                    7,477        507,034
Intel Corp.                            9,353      1,111,838
International Business Machines       11,187      1,982,896
Northern Telecom Ltd.                 17,007      1,056,560
Perkin Elmer Corp.                       599         58,140
Pitney Bowes Inc.                      5,274        336,218
Sun Microsystems Inc.                  9,330      1,166,833(a)
Texas Instruments Inc.                   725         71,956
                                                  9,044,036

TECHNOLOGY - SOFTWARE & SERVICES -- 5.6%

Automatic Data Processing Inc.        11,717        484,791
Computer Sciences Corp.                7,673        423,454
Electronic Data Systems Corp.          1,035         50,392
EMC Corp.                              7,668        979,587(a)
Equifax Inc.                          11,516        395,862
First Data Corp.                      20,114        859,873
Microsoft Corp.                        9,120        817,380(a)
Unisys Corp.                          10,977        303,926(a)
                                                  4,315,265

TRANSPORTATION -- 3.1%

Burlington Northern Santa Fe          21,240        698,265
Canadian Pacific Ltd.                 12,651        245,904
Continental Airlines Inc. (Class B)   14,006        532,228(a)
Delta Air Lines Inc.                  12,024        835,668
FDX Corp.                                567         52,624(a)
                                                  2,364,689


[ICON OMITTED]
UTILITIES -- 9.8%

Airtouch Communications Inc.              21          2,029(a)
Alltel Corp.                             725         45,222
American Electric Power Inc.           6,221        246,896(h)
AT&T Corp.                            13,476      1,075,553
Bell Atlantic Corp.                    9,965        515,066(h)
Bellsouth Corp.                        3,115        124,795
CMS Energy Corp.                      10,787        432,154
Duke Energy Corp.                      8,414        459,615
Edison International                  12,451        277,035
El Paso Energy Corp.                   4,000        130,750
Florida Progress Corp.                 6,648        250,962
FPL Group Inc.                         5,710        304,057
Frontier Corp.                         6,528        338,640
GTE Corp.                             11,180        676,390
New Century Energies Inc.             10,161        346,109
Northern States Power Co.              7,011        162,568
SBC Communications Inc.               19,864        936,091
Sonat Inc.                             3,106         93,180

--------
See Notes to Schedules of Investments and Financial Statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Sprint Corp.                           3,535     $  346,872
Texas Utilities Co.                    7,260        302,651
U.S. WEST Inc.                         9,741        536,364
                                                  7,602,999

TOTAL COMMON STOCK
   (COST $59,050,491)                            75,785,807

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.6%
--------------------------------------------------------------------------------
Microsoft Corp. (Series A), 2.75%
   (COST $427,410)                     4,781        470,929

TOTAL INVESTMENTS IN SECURITIES
   (COST $59,477,901)                            76,256,736
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $1,037,787)               1,037,787      1,037,787

OTHER ASSETS AND LIABILITIES,
   NET (0.2)%                                      (148,233)
                                                -----------

NET ASSETS-- 100%                               $77,146,290
                                                ===========

------------
See Notes to Schedules of Investments and Financial Statements.


[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE GE VALUE EQUITY FUND AT MARCH 31, 1999.

                                                          GE MID-CAP GROWTH FUND
Q&A

RALPH (CHIP) E. WHITMAN IS THE PORTFOLIO MANAGER OF THE GE MID-CAP GROWTH FUND EFFECTIVE DECEMBER 1998. HE IS CURRENTLY A SENIOR VICE PRESIDENT OF GE INVESTMENTS. CHIP HAS MORE THAN 11 YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE INVESTMENTS SINCE 1987. CHIP IS A CHARTERED FINANCIAL ANALYST. HE HOLDS A B.A. IN MATHEMATICS FROM HAMILTON COLLEGE AND A M.S. IN MANAGEMENT FROM THE SLOAN SCHOOL AT MIT.

BETWEEN OCTOBER 1997 AND NOVEMBER 1998, ELAINE G. HARRIS WAS THE PORTFOLIO MANAGER OF THE FUND.


Q. HOW DID THE GE MID-CAP GROWTH FUND'S BENCHMARK AND LIPPER PEERS PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The Standard & Poor's MidCap 400 Index posted a return of 19.04% over the six-month period.

   The fund's peer group of 394 Mid-Cap funds gained 23.42% for the same period. To see how your class of shares in the GE Mid-Cap Growth Fund performed against its benchmark, please turn to page 17.


Q.  WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. Strong stock performance during the first quarter of 1999 helped the fund perform in line with its benchmark during the six-month period. The fund benefited from good results in the telecommunications sector and a rebound in selected basic materials stocks. Several companies in the portfolio were involved in merger transactions. On the downside, underweighting in market-leading technology stocks hurt performance. Despite strong prospects for these stocks, we believe many of their valuations are excessive.


Q.  WHICH INVESTMENTS STAND OUT?
A. In telecommunications, Qwest Communications gained 130%. The company is rolling out a broad-band fiber-optic data network based on internet protocols. AirTouch Communications, a wireless communications company that has agreed to be acquired by United Kingdom-based Vodaphone, advanced 70%. In basic materials, Morton International, the specialty chemical company being acquired by Rohm & Haas, appreciated 68%. Returns for packaging manufacturer Sealed Air, up 54%, show that its recent merger with Cryovac should be a long-term win for both companies.


Q.  WHAT CHANGES HAVE YOU MADE TO THE FUND?
A. In December, we changed the fund's composition to sharpen its focus. We reduced by more than half the number of stocks in the portfolio and trimmed our cash position. The fund's investment strategy remains the same. We seek out companies with strong earnings growth, reasonable valuations and high-quality management. New additions to the portfolio must be reasonably priced in relation to their growth rates. Given the uncertainty of the current economic environment, we are overweight in the sectors where valuations discount potential negative events, yet are poised to benefit from a stronger than expected climate. These sectors include Capital Goods, Financial, Retail Trade and Healthcare.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We believe the fund is well-positioned to take advantage of the expected rotation into stocks in fields outside technology, telecommunications and the internet. Technology stocks produced astounding returns over the last few years but they trade at exceptionally high valuations. While the portfolio contains technology stocks, recent additions have been in capital goods, specialty chemicals, financial companies and healthcare. By investing more money in fewer stocks and choosing the highest quality stocks in each sector, the fund has performed well so far in 1999.

[PHOTO OF RALPH (CHIP) E. WHITMAN OMITTED]

                                                          GE MID-CAP GROWTH FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
  Nokia Corp. ADR                  3.22%
--------------------------------------------------------------------------------
  Airtouch Communications Inc.     2.84%
--------------------------------------------------------------------------------
  Dial Corp.                       2.57%
--------------------------------------------------------------------------------
  Martin Marietta Materials Inc.   2.45%
--------------------------------------------------------------------------------
  Bank of New York Inc.            2.30%
--------------------------------------------------------------------------------
  Analog Devices Inc.              2.22%
--------------------------------------------------------------------------------
  Viad Corp.                       2.21%
--------------------------------------------------------------------------------
  Costco Cos. Inc.                 2.18%
--------------------------------------------------------------------------------
  Masco Corp.                      2.11%
--------------------------------------------------------------------------------
  Firstar Corp.                    1.99%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
  A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with medium-sized market capitalizations that the Fund's management considers to have the potential for above-average growth.

                         * LIPPER PERFORMANCE COMPARISON
                               MID-CAP PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/99

                     Six    One     Five
                   Months   Year    Year
  Number of Funds
  in peer group:     394     354     121
  Peer group
  average annual
  total return:   23.42%   0.24%  15.79%
  Lipper categories
  in peer group:       MID-CAP

  *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

SEE NOTES TO PERFORMANCE.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES
                              [LINE GRAPH OMITTED]
          GE MID-CAP FUND     GE MID-CAP FUND W/LOAD        S&P 400
9/8/93       $10000.00              $10000.00                $10000.00
              10435.29                9835.26                 10335.74
               9847.06                9280.85                  9949.26
               9447.06                8903.85                  9565.21
SEP-94        10251.10                9661.66                 10205.03
              10322.37                9728.83                  9951.67
              11106.35               10467.73                 10768.61
              12377.34               11665.64                 11704.57
SEP-95        13743.36               12953.12                 12854.13
              13588.94               12807.58                 13000.64
              14277.89               13456.91                 13778.25
              14551.10               13714.41                 14172.93
SEP-96        15715.18               14811.56                 14556.15
              16000.27               15080.25                 15434.45
              15430.10               14542.87                 15214.14
              18447.23               17386.51                 17464.08
SEP-97        20917.94               19715.16                 20284.85
              20200.03               19038.53                 20461.56
              22427.98               21138.37                 22702.66
              21536.80               20298.43                 22235.63
SEP-98        17548.00               16536.00                 19083.19
              20900.24               19695.35                 24278.70
MAR-99        20836.59               19635.36                 22717.27

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     SIX     ONE    FIVE     SINCE
                    MONTHS   YEAR   YEAR   INCEPTION
GE Mid-Cap Growth   18.74%  (7.10)% 16.17%   14.11%
GE Mid-Cap Growth
  w/load            11.97% (12.40)% 14.81%   12.90%
(maximum load-5.75%)
S&P 400 MidCap      19.04%   0.06%  17.95%   15.83%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]

          GE MID-CAP FUND     GE MID-CAP FUND W/LOAD    S&P 400
9/8/93      $10000.00               $10000.00         $10000.00
             10423.53                10423.53          10335.74
              9823.53                 9823.53           9949.26
              9400.00                 9400.00           9565.21
SEP-94       10180.31                10180.31          10205.03
             10227.82                10227.82           9951.67
             10976.20                10976.20          10768.61
             12211.62                12211.62          11704.57
SEP-95       13542.06                13542.06          12854.13
             13363.88                13363.88          13000.64
             14017.22                14017.22          13778.25
             14266.68                14266.68          14172.93
SEP-96       15383.31                15383.31          14556.15
             15632.77                15632.77          15434.45
             15050.70                15050.70          15214.14
             17949.17                17949.17          17464.08
SEP-97       20336.85                20336.85          20284.85
             19610.16                19610.16          20461.56
             21740.75                21740.75          22702.66
             20849.38                20849.38          22235.63
SEP-98       16958.00                16958.00          19083.19
             20175.42                20175.42          24278.70
MAR-99       20088.45                20088.45          22717.27

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX      ONE     FIVE     SINCE
                     MONTHS    YEAR    YEAR   INCEPTION
GE Mid-Cap Growth    18.46%   (7.60)%  15.38%   13.36%
GE Mid-Cap Growth
  w/load             14.46%  (11.30)%  15.27%   13.36%
maximum load           4.0%      4.0%    1.0%     0.0%
S&P 400 MidCap       19.04%     0.06%  17.95%   15.83%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
         GE MID-CAP FUND       S&P 400
10/2/97     $10000.00        $10000.00
              9490.00          9535.40
              9488.44          9678.92
DEC-97        9581.01         10062.21
              9442.15          9865.51
             10275.29         10678.59
MAR-98       10645.57         11164.29
             10691.85         11365.00
             10182.72         10854.66
JUN-98       10229.00         10934.63
              9766.24         10511.89
              7961.05          8572.45
SEP-98        8331.24          9384.38
              8791.41         10202.84
              9272.73         10718.08
DEC-98        9940.68         11968.88
              9862.10         11492.52
              9459.36         10876.52
MAR-99        9921.04         11199.13

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     SIX     ONE     SINCE
                   MONTHS   YEAR   INCEPTION
GE Mid-Cap Growth  19.10%  (6.83)%  (0.53)%
S&P 400 MidCap     19.04%   0.06%    7.85%

                                 CLASS D SHARES
                              [LINE GRAPH OMITTED]
         GE Mid-Cap Fund      S&P 400
1/5/98       $10000.00       $10000.00
               9830.00         9847.50
              10720.00        10659.09
Mar-98        11120.00        11143.91
              11140.00        11344.25
May-98        10620.00        10834.84
              10680.00        10914.66
Jul-98        10219.69        10492.70
               8319.85         8556.80
Sep-98         8710.05         9367.24
               9210.00        10114.73
Nov-98         9690.00        10625.52
              10400.00        11865.52
Jan-99        10320.00        11393.27
               9900.00        10782.59
Mar-99        10380.00        11102.42

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX     ONE      SINCE
                     MONTHS   YEAR   INCEPTION
GE Mid-Cap Growth    19.17%  (6.65)%   3.06%
S&P 400 MidCap       19.04%   0.06%    8.75%

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                             GE MID-CAP GROWTH FUND
                               [PIE CHART OMITTED]
                                 FINANCIAL 21.2%
                               CAPITAL GOODS 15.5%
                                 CONSUMER 12.9%
                                TECHNOLOGY 12.4%
                                HEALTHCARE 11.9%
                                RETAIL TRADE 9.0%
                                 UTILITIES 6.1%
                                CASH & OTHER 3.8%
                                   ENERGY 3.7%
                              BASIC MATERIALS 3.5%


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.2%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 3.5%

Crompton & Knowles Corp.              30,640     $  482,580
Morton International Inc.             11,796        433,503
Sealed Air Corp.                       9,192        452,131(a)
                                                  1,368,214


[ICON OMITTED]
CAPITAL GOODS -- 15.5%

Allied Waste Industries Inc.           8,190        118,243(a)
AlliedSignal Inc.                      9,958        489,809
Dover Corp.                           12,562        412,976
Gerber Scientific Inc.                 6,509        131,401
Hubbell Inc. (Class B)                 8,732        349,280
Martin Marietta Materials Inc.        16,546        944,156
Masco Corp.                           28,802        813,657
Mettler-Toledo International Inc.     20,529        508,093(a)
Molex Inc. (Class A)                  13,022        336,944
Textron Inc.                           8,273        640,123
Thermo Electron Corp.                  9,805        132,980(a)
Tyco International Ltd.               10,264        736,442
U.S. Filter Corp.                     11,490        351,881(a)
                                                  5,965,985


[ICON OMITTED]
CONSUMER - CYCLICAL -- 12.9%

Dial Corp.                            28,802        990,069
Interpublic Group Cos. Inc.            8,426        656,175
ITT Industries Inc.                   16,546        585,315
Jacor Communications Inc.              8,579        652,004(a)
Jones Apparel Group Inc.              15,780        440,854(a)
Service Corp. International           17,525        249,731
U.S. Industries Inc.                  32,938        541,418
Viad Corp.                            30,640        852,175
                                                  4,967,741

ENERGY -- 3.7%

BJ Services Co.                       10,418        244,172(a)
Nabors Industries Inc.                10,571        192,260(a)
Schlumberger Ltd.                      5,056        304,308
Tosco Corp.                           16,546        410,548
USX-Marathon Group                    10,418        286,495
                                                  1,437,783


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
[ICON OMITTED]
FINANCIAL -- 13.2%

Bank of New York Inc.                 24,665     $  886,398
CIT Group Inc. (Class A)              16,546        505,687
Comdisco Inc.                         38,300        684,612(h)
FINOVA Group Inc.                     13,788        715,252
First American Corp.                   8,732        321,993
Firstar Corp.                          8,579        767,820
GATX Corp.                            12,869        423,873
SouthTrust Corp.                       7,660        285,814
Waddell & Reed Financial Inc.
   (Class A)                          24,665        505,633
                                                  5,097,082


[ICON OMITTED]
HEALTHCARE -- 11.9%

Allergan Inc.                          4,596        403,873
Cardinal Health Inc.                   8,886        586,476
Covance Inc.                          19,610        491,476(a)
HCR Manor Care Inc.                   26,810        611,603(a)
Henry Schein Inc.                     22,980        580,245(a)
McKesson HBOC Inc.                     8,273        546,018
Sybron International Corp.            22,980        574,500(a)
Tenet Healthcare Corp.                20,529        388,768(a)
Watson Pharmaceuticals Inc.            9,192        405,597(a)
                                                  4,588,556

INSURANCE -- 8.0%

American Bankers Insurance
   Group Inc.                         11,490        597,480
American International
   Group Inc.                          6,128        739,190(h)
Equitable Cos. Inc.                    9,958        697,060
Hartford Financial Services
   Group Inc.                          9,498        539,605
Provident Cos. Inc.                   15,320        529,498
                                                  3,102,833


[ICON OMITTED]
RETAIL TRADE -- 9.0%

Costco Cos. Inc.                       9,192        841,642(a)
Federated Department
   Stores Inc.                        15,320        614,715(a)
Kroger Co.                            12,409        742,989(a)
Office Depot Inc.                     20,529        755,724(a)
Zale Corp.                            15,014        513,291 (a,h)
                                                  3,468,361

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 8.4%

ADC Telecommunications Inc.           13,175        628,283(a)
Analog Devices Inc.                   28,802        856,860(a)
Nokia Corp. ADR                        7,966      1,240,704
Northern Telecom Ltd.                  7,966        494,888
                                                  3,220,735

TECHNOLOGY - SOFTWARE & SERVICES -- 4.0%

Cadence Design Systems Inc.           15,473        398,430(a)
Compuware Corp.                       19,916        475,494(a)
SunGard Data Systems Inc.             16,239        649,560(a)
                                                  1,523,484
-------
See Notes to Schedules of Investments and Financial Statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

UTILITIES -- 6.1%

Airtouch Communications Inc.          11,337   $  1,095,438(a)
El Paso Energy Corp.                  11,490        375,579
Qwest Communications
   International Inc.                  9,958        717,910(a)
Sonat Inc.                             5,422        162,660
                                                  2,351,587

TOTAL INVESTMENTS IN SECURITIES
   (COST $33,027,930)                            37,092,361

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $2,370,569)               2,370,569      2,370,569

OTHER ASSETS AND LIABILITIES,
   NET (2.4)%                                      (925,320)
                                                -----------

NET ASSETS-- 100%                               $38,537,610
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Mid-Cap Growth Fund had the following short Futures Contracts open at March 31, 1999:

                             NUMBER
             EXPIRATION        OF        UNDERLYING   UNREALIZED
DESCRIPTION     DATE        CONTRACTS    FACE VALUE      LOSS
--------------------------------------------------------------------------------
S&P MidCap 400 June 1999       (4)       $(736,600)    $(5,350)

---------
See Notes to Schedules of Investments and Financial Statements.


[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE GE MID-CAP GROWTH FUND AT MARCH 31, 1999.

                                                    GE MID-CAP VALUE EQUITY FUND

Q&A

JON D. BOSSE OF NWQ INVESTMENT MANAGEMENT COMPANY (NWQ) IS THE PORTFOLIO MANAGER OF THE GE MID-CAP VALUE EQUITY FUND. NWQ IS THE FUND'S SUB-ADVISER AND HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $7 BILLION. PRIOR TO JOINING NWQ IN 1996, JON SPENT TEN YEARS WITH ARCO INVESTMENT MANAGEMENT COMPANY WHERE HE WAS DIRECTOR OF EQUITY RESEARCH AND MANAGED A VALUE-ORIENTED FUND. PREVIOUS TO THIS, HE SPENT FOUR YEARS IN THE CORPORATE FINANCE DEPARTMENT OF ARCO. JON RECEIVED HIS B.A. (SUMMA CUM LAUDE) IN ECONOMICS FROM WASHINGTON UNIVERSITY IN ST. LOUIS WHERE HE RECEIVED THE JOHN M. OLIN AWARD FOR EXCELLENCE IN ECONOMICS. HE RECEIVED HIS M.B.A. FROM THE WHARTON SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA. JON IS ALSO A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH AND THE LOS ANGELES SOCIETY OF FINANCIAL ANALYSTS.


Q. HOW DID THE GE MID-CAP VALUE EQUITY FUND'S BENCHMARK PERFORM FROM THE PERIOD OF THE FUND'S INCEPTION (DECEMBER 31, 1998) THROUGH MARCH 31, 1999?
A. During the period from inception of the fund (December 31, 1998) through March 31, 1999, the Standard & Poor's MidCap 400 Index posted a return of (6.43)%. To see how your class of shares in the GE Mid-Cap Value Equity Fund performed compared to its benchmark, please refer to the following page.


Q.  WHY DID THE FUND OUT-
    PERFORM ITS BENCHMARK?
A. Notwithstanding a market environment that favored growth and large market capitalization technology stocks, the GE Mid-Cap Value Equity Fund performed strongly during the quarter. Performance was driven by our focus in several sectors and good stock selection. Our investments in the telecommunications and media sectors contributed greatly, as well as several of our investments in the Energy sector. MediaOne Group, a global cable and telecommunications company, received a takeover offer from Comcast, propelling this particular investment 33% higher during the period. The fund's investments in the Energy sector benefited from production cuts among the Organization of Petroleum Exporting Countries, which have helped to stabilize world oil prices and have aided the reduction of excessive global inventory levels.


Q.  WHICH INVESTMENTS STAND OUT?
A. In addition to the MediaOne Group holding, our investments in NTL, CoreComm, Cellular Communications of Puerto Rico and Telephone & Data Systems appreciated handsomely as some of the catalysts we had identified in the telecommunications and cellular business propelled valuations higher. Other performers include energy services companies such as Noble Affiliates and BJ Services, toy industry leaders Hasbro and Toys `R Us, and bank institutions BankAmerica and Chase Manhattan.


Q.  HOW DO YOU PICK STOCKS?
A. Our investment philosophy is to identify undervalued stocks with catalysts present to improve profitability and unlock value. We continue to find significant investment opportunities in today's market. We are not participating in the current market mania for internet, technology, and other growth stocks where we find risk/reward and valuation parameters extremely unattractive.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We are encouraged by developing signs of economic stability in Asia and Latin America as well as signs of increasing market breadth. Both developments have very positive implications.

[PHOTO OF JON D. BOSSE OMITTED]

                                                    GE MID-CAP VALUE EQUITY FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
  NTL Inc.                         3.83%
--------------------------------------------------------------------------------
  Hasbro Inc.                      3.52%
--------------------------------------------------------------------------------
  AT&T Corp.- Liberty Media Group  3.07%
--------------------------------------------------------------------------------
  MediaOne Group Inc.              2.99%
--------------------------------------------------------------------------------
  Loews Corp.                      2.95%
--------------------------------------------------------------------------------
  Telephone & Data Systems Inc.    2.92%
--------------------------------------------------------------------------------
  Aetna Inc.                       2.89%
--------------------------------------------------------------------------------
  Waste Management Inc.            2.80%
--------------------------------------------------------------------------------
  BankAmerica Corp.                2.79%
--------------------------------------------------------------------------------
  Philip Morris Cos. Inc.          2.75%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
   Amutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with medium-sized market capitalizations that the Fund's management considers as undervalued by the market and have above-average
                                growth potential.

--------------------------------------------------------------------------------
                TOP THREE BEST AND WORST PERFORMING STOCKS DURING
                   THE THREE MONTH PERIOD ENDED MARCH 31, 1999
--------------------------------------------------------------------------------

          BEST                WORST
          -----               -----

  NTL            +44.8%   Philip Morris  -32.6%
--------------------------------------------------------------------------------
  BJ Services    +43.5%   Federal Mogul  -26.9%
--------------------------------------------------------------------------------
  Mirage Resorts +36.6%   Loews          -24.0%
--------------------------------------------------------------------------------

SEE NOTES TO PERFORMANCE.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES
                              [LINE GRAPH OMITTED]
        GE MID-CAP VALUE EQUITY  GE MID-CAP VALUE EQUITY W/LOAD  S&P 400 MIDCAP
12/31/98       $10000.00                   $10000.00                $10000.00
JAN-99          10060.00                     9481.55                9602.00
FEB-99           9580.00                     9029.15                9094.05
MAR-99          10090.00                     9509.82                9356.87

                                AGGREGATE ANNUAL
                                  TOTAL RETURN
                         SINCE
                       INCEPTION
GE Mid-Cap Value         0.90%
GE Mid-Cap Value
  w/load                (4.90)%
(maximum load-5.75%)
S&P 400 MidCap          (6.43)%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
    GE MID-CAP VALUE EQUITY   GE MID-CAP VALUE EQUITY W/LOAD    S&P 400 MIDCAP
12/31/98    $10000.00                  $10000.00                   $10000.00
JAN-99       10050.00                   10050.00                     9602.00
FEB-99        9570.00                    9570.00                     9094.05
MAR-99       10080.00                    9680.00                     9356.87

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                         SINCE
                       INCEPTION
GE Mid-Cap Value         0.80%
GE Mid-Cap Value
  w/load                (3.20)%
maximum load             4.0%
S&P 400 MidCap          (6.43)%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
          GE MID-CAP VALUE EQUITY   S&P 400 MIDCAP
12/31/98         $10000.00            $10000.00
JAN-99            10060.00              9602.00
FEB-99             9580.00              9094.05
MAR-99            10100.00              9356.87

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                         SINCE
                       INCEPTION
GE Mid-Cap Value           1.00%
S&P 400 MidCap            (6.43)%

                                 CLASS D SHARES
                              [LINE GRAPH OMITTED]

 GE MID-CAP VALUE EQUITY   S&P 400 MIDCAP
12/31/98   $10000   $10000
JAN-99      10060     9602
FEB-99       9580     9094.05
MAR-99      10100     9356.87

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                         SINCE
                       INCEPTION
GE Mid-Cap Value           1.00%
S&P 400 MidCap            (6.43)%

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                            MID-CAP VALUE EQUITY FUND
                               [PIE CHART OMITTED]
                                 FINANCIAL 35.3%
                                 CONSUMER 32.1%
                             TELECOMMUNICATIONS 6.5%
                                   ENERGY 6.2%
                                CASH & OTHER 6.1%
                               CAPITAL GOODS 4.5%
                              BASIC MATERIALS 3.8%
                                 TECHNOLOGY 3.1%
                                 UTILITIES 2.4%



                                        NUMBER
                                     OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.3%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 3.8%

Allegheny Teldyne Inc.                 8,100     $  153,394
Praxair Inc.                           7,000        252,437
                                                    405,831

CAPITAL GOODS -- 4.5%

Case Corp.                             7,100        180,163
Waste Management Inc.                  6,700        297,312
                                                    477,475
[ICON OMITTED]
CONSUMER - CYCLICAL -- 28.1%

AT&T Corp. - Liberty Media
   Group (Class A)                     6,200        326,275(a)
Cox Communications Inc.                3,400        257,125(a)
Federal-Mogul Corp.                    3,500        150,500
Ford Motor Co.                         4,000        227,000
Hasbro Inc.                           12,900        373,294
Lear Corp.                             4,600        196,362(a)
MediaOne Group Inc.                    5,000        317,500(a)
Mirage Resorts Inc.                   12,700        269,875(a)
NTL Inc.                               5,000        406,875(a)
The E.W. Scripps Co. Inc.              5,900        261,075
Toys `R Us Inc.                       10,300        193,769(a)
                                                  2,979,650

CONSUMER - STABLE -- 4.0%

Alberto-Culver Co. (Class B)           6,300        133,875
Philip Morris Cos. Inc.                8,300        292,056
                                                    425,931
[ICON OMITTED]
ENERGY -- 6.2%

BJ Services Co.                        9,000        210,938(a)
Noble Affiliates Inc.                  8,600        249,400
Tosco Corp.                            8,100        200,981
                                                    661,319


                                        NUMBER
                                     OF SHARES         VALUE
--------------------------------------------------------------------------------
[ICON OMITTED]
FINANCIAL -- 20.8%

Bank One Corp.                         5,100     $  280,819
BankAmerica Corp.                      4,200        296,625
Bear Stearns Cos. Inc.                 5,775        258,070
Chase Manhattan Corp.                  3,400        276,463
First Security Corp.                  10,800        208,575
First Union Corp.                      5,400        288,562
Heller Financial Inc. (Class A)        8,000        188,000
UnionBanCal Corp.                      6,800        231,625
Waddell & Reed Financial Inc.
   (Class A)                           8,600        176,300
                                                  2,205,039
HEALTHCARE -- 1.9%

Pharmacia & Upjohn Inc.                3,200        199,600

[ICON OMITTED]

INSURANCE -- 14.5%

Aetna Inc.                             3,700        307,100
Hartford Financial Services
   Group Inc.                          4,700        267,019
Loews Corp.                            4,200        313,425
MGIC Investment Corp.                  5,200        182,325
Provident Cos. Inc.                    6,700        231,569
Torchmark Corp.                        7,500        237,187
                                                  1,538,625
REAL ESTATE INVESTMENT TRUST -- 1.5%

Indymac Mortgage
   Holdings Inc.                      14,600        158,775

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 3.1%

Quantum Corp.                          7,500        135,000(a)
Storage Technology Corp.               7,000        195,125(a)
                                                    330,125
[ICON OMITTED]
TELECOMMUNICATIONS -- 6.5%

Cellular Communications of
   Puerto Rico                         7,600        205,200(a)
CoreComm Ltd.                          4,750        174,563(a)
Telephone & Data Systems Inc.          5,500        310,062
                                                    689,825
UTILITIES -- 2.4%

Alltel Corp.                           4,100        255,738

TOTAL INVESTMENTS IN SECURITIES
   (COST $10,106,426)                            10,327,933

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.6%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $281,192)                   281,192        281,192

OTHER ASSETS AND LIABILITIES,
   NET 0.1%                                          10,518
                                                -----------

NET ASSETS-- 100%                               $10,619,643
                                                ===========
----------
See Notes to Schedules of Investments and Financial Statements.


[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE GE MID-CAP VALUE EQUITY FUND AT MARCH 31, 1999.

                                                  GE SMALL-CAP VALUE EQUITY FUND

Q&A

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $2 BILLION, IS THE FUND'S SUB-ADVISER. PALISADE MANAGES THROUGH AN INVESTMENT ADVISORY COMMITTEE WHICH IS COMPOSED OF THE FOLLOWING
MEMBERS: JACK FEILER, MARTIN L. BERMAN, STEVEN E. BERMAN AND RICHARD MEISENBERG. JACK FEILER (PICTURED), CHIEF INVESTMENT OFFICER AT PALISADE, HAS DAY-TO-DAY RESPONSIBILITY FOR MANAGING THE FUND AND WORKS WITH, THE SENIOR INVESTMENT COMMITTEE FOR DEVELOPING AND EXECUTING THE FUND'S INVESTMENT PROGRAM.

JACK HAS MORE THAN 30 YEARS OF INVESTMENT EXPERIENCE AND HAS SERVED AS THE PRINCIPAL SMALL-CAP PORTFOLIO MANAGER AT PALISADE SINCE THE COMMENCEMENT OF PALISADE'S OPERATIONS IN APRIL 1995. PRIOR TO JOINING PALISADE, JACK WORKED FOR BURNHAM & CO. AS AN ACCOUNT EXECUTIVE AND WAS PROMOTED TO SENIOR EXECUTIVE VICE PRESIDENT OF BROAD STREET INVESTMENT MANAGEMENT IN 1981. IN 1990 HE JOINED SMITH BARNEY AS SENIOR VICE PRESIDENT OF INVESTMENTS. JACK RECEIVED HIS BACHELOR'S DEGREE IN 1964 FROM CITY COLLEGE OF NEW YORK AND HIS JURIS DOCTOR DEGREE FROM BROOKLYN LAW SCHOOL IN 1967.

Q. HOW DID THE GE SMALL-CAP VALUE EQUITY FUND'S BENCHMARK PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. For the six-month period ended March 31, 1999, the Russell 2000 Index returned 10.00%. To see how your class of shares in the GE Small-Cap Value Equity Fund performed compared to its benchmark, please refer to page 24.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?
A. The fund underperformed the Russell 2000 due to our comparative underweighting in internet stocks. These stocks, although generally the strongest performers in the index, have market capitalizations which exceed our target range. In fact, we anticipate that during Russell's annual index reconstruction in June, many of these companies will be transferred to the Russell 1000, an index for large market capitalization ("large-cap") companies.

Q.  WHAT HAS OUR INVESTMENT STRATEGY BEEN?
A. In an attempt to capitalize on the strength of the economy, we have positioned the portfolio in companies we feel will benefit from increased consumer spending. Overall we became more aggressive in our management of the portfolio. We previously emphasized a somewhat defensive strategy with the portfolio overweighted in industrials and have now shifted to a more aggressive posture by moving into the telecommunications sector and companies benefiting from the surge in consumer spending mentioned above.

Q. WHAT DOMESTIC AND/OR WORLD EVENT HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST SIX MONTHS AND HOW DID THIS EFFECT THE FUND?
A. As was the case in Latin America, Asia and Russia, the market continued to ignore international concerns despite the intensifying conflict in the Balkans. Investors are apparently convinced that the conflict will be contained within the region and that its economic effects will be minimized. At times it appears that problems abroad have actually strengthened the market, as money continues to pour into the U.S., which is considered by many foreign investors to be a safe haven. The big question is whether or not this unbridled optimism is well founded. Despite the Dow's climb to record levels, on closer inspection, many sectors of the market, including both large-cap and small market capitalization ("small-cap") companies, have failed to join the party.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
A. Although it may seem as if small-cap value-oriented investing has fallen out of favor, there have been numerous times in the past when value stocks have outperformed growth stocks. Numerous studies have shown that, over time, stocks with lower price/ earning ratios tend to outperform those with higher ratios and that small-cap companies have posted superior returns as compared to large-cap companies. Though no one can predict when the tide will turn, it is hard to believe the lofty valuations we are seeing in the blue chips and the internet stocks can be maintained indefinitely.

[PHOTO OF JACK FEILER OMITTED]

                                                  GE SMALL-CAP VALUE EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
  Sterling Software Inc.           4.71%
--------------------------------------------------------------------------------
  Eastern Enterprises              3.63%
--------------------------------------------------------------------------------
  Intermedia Communications Inc.   2.84%
--------------------------------------------------------------------------------
  Park Electrochemical Corp.       2.67%
--------------------------------------------------------------------------------
  Mossimo Inc.                     2.61%
--------------------------------------------------------------------------------
  ShopKo Stores Inc.               2.40%
--------------------------------------------------------------------------------
  New England Business Service Inc.2.30%
--------------------------------------------------------------------------------
  Handleman Co.                    2.29%
--------------------------------------------------------------------------------
  Haverty Furniture Companies Inc. 2.28%
--------------------------------------------------------------------------------
  Fresh Del Monte Produce Inc.     2.07%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
  A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with small-sized market capitalizations that the Fund's management considers as undervalued by the market but have solid growth
                                   potential.

--------------------------------------------------------------------------------
                            TOP THREE BEST AND WORST
                                PERFORMING STOCKS
                              DURING THE SIX-MONTH
                           PERIOD ENDED MARCH 31, 1999
--------------------------------------------------------------------------------

        BEST                WORST
        -----               -----

                         National Computer
 Jeffries Group +1.75%    Systems            -0.74%
--------------------------------------------------------------------------------
 Chattem        +0.90%   Eastern Enterprises -0.77%
--------------------------------------------------------------------------------
 Regis          +0.77%   Pillowtex           -1.46%
--------------------------------------------------------------------------------

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES
                              [LINE CHART OMITTED]

     GE SMALL-CAP VALUE EQUITY   GE SMALL-CAP VALUE EQUITY W/LOAD   RUSSELL 2000
9/30/98        $10000.00                   $10000.00                  $10000.00
OCT-98          10760.00                    10141.38                   10407.80
NOV-98          11450.00                    10791.71                   10953.17
DEC-98          12009.95                    11319.46                   11631.17
JAN-99          11376.79                    10722.70                   11785.86
FEB-99          10482.32                     9879.66                   10831.21
MAR-99          10422.02                     9822.83                   11000.18

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                         SINCE
                       INCEPTION
GE Small-Cap Value       4.22%
GE Small-Cap Value
  w/load                (1.77)%
(maximum load-5.75%)
Russell 2000            10.00%
                                 CLASS B SHARES
                              [LINE CHART OMITTED]
      GE Small-Cap Value Equity   GE Small-Cap Value Equity w/load  Russell 2000
9/30/98             $10000.00        $10000.00   $10000.00
Oct-98               10750.00         10750.00    10407.80
Nov-98               11440.00         11440.00    10953.17
Dec-98               11996.22         11996.22    11631.17
Jan-99               11353.74         11353.74    11785.86
Feb-99               10460.30         10460.30    10831.21
Mar-99               10400.07         10000.07    11000.18

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                         SINCE
                       INCEPTION
GE Small-Cap Value         4.00%
GE Small-Cap Value
  w/load                   0.00%
maximum load               4.0%
Russell 2000              10.00%
                                 CLASS C SHARES
                              [LINE CHART OMITTED]
        GE SMALL-CAP VALUE EQUITY     RUSSELL 2000
9/30/98           $10000.00          $10000.00
OCT-98             10760.00           10407.80
NOV-98             11450.00           10953.17
DEC-98             12016.63           11631.17
JAN-99             11383.12           11785.86
FEB-99             10498.21           10831.21
MAR-99             10437.88           11000.18

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                         SINCE
                       INCEPTION
GE Small-Cap Value       4.38%
Russell 2000            10.00%

                                 CLASS D SHARES
                              [LINE CHART OMITTED]
           GE SMALL-CAP VALUE EQUITY      RUSSELL 2000
9/30/98             $10000.00              $10000.00
OCT-98               10760.00               10407.80
NOV-98               11460.00               10953.17
DEC-98               12021.58               11631.17
JAN-99               11387.80               11785.86
FEB-99               10502.53               10831.21
MAR-99               10442.17               11000.18

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                         SINCE
                       INCEPTION
GE Small-Cap Value       4.42%
Russell 2000            10.00%

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                         GE SMALL-CAP VALUE EQUITY FUND
                               [PIE CHART OMITTED]
                                 CONSUMER 35.6%
                                TECHNOLOGY 20.1%
                            FINANCIAL SERVICES 13.1%
                                 UTILITIES 9.5%
                             PRODUCER DURABLES 5.6%
                           MATERIALS & PROCESSING 5.5%
                                 HEALTHCARE 3.5%
                           AUTOS & TRANSPORTATION 2.3%
                        REAL ESTATE INVESTMENT TRUST 2.3%
                                CASH & OTHER 2.5%


                                       NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
--------------------------------------------------------------------------------

AUTO & TRANSPORTATION -- 2.3%

AAR Corp.                              9,000     $  160,313
Coach USA Inc.                         6,700        184,250(a)
Hub Group Inc. (Class A)               4,200         99,750(a)
                                                    444,313
[ICON OMITTED]
CONSUMER - DISCRETIONARY -- 31.2%

ABM Industries Inc.                   10,000        305,000
Applebee's International Inc.          8,600        213,388
Carey International Inc.              10,400        169,000(a)
Claire's Stores Inc.                   2,700         81,338
Copart Inc.                            3,100         64,325(a)
Corporate Express Inc.                54,600        283,237(a)
Dayton Hudson Corp.                    5,500        366,437
GTECH Holdings Corp.                   8,400        204,750(a)
Handleman Co.                         32,500        434,687(a)
Haverty Furniture
   Companies Inc.                     17,000        431,375
InterTAN Inc.                         39,600        386,100(a)
Iron Mountain Inc.                     6,300        196,875(a)
Korn/Ferry International              10,100        132,563(a)
MAXIMUS Inc.                           6,400        186,400(a)
Mossimo Inc.                          49,100        494,069(a)
New Horizons Worldwide Inc.           11,500        228,562(a)
Park Place Entertainment Corp.        46,900        354,681(a)
Pierce Leahy Corp.                    13,200        328,350(a)
Pillowtex Corp.                        2,900         41,144
Quest Education Corp.                  1,700         15,513(a)
Regis Corp.                           11,850        315,506
ShopKo Stores Inc.                    15,200        454,100(a)
Volt Information Sciences Inc.        13,300        218,619(a)
                                                  5,906,019

CONSUMER - STABLE -- 4.4%

Fresh Del Monte Produce Inc.          21,100        391,669(a)
International Multifoods Corp.        12,100        282,081
Richfood Holdings Inc.                 7,100        153,094
                                                    826,844



                                       NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
--------------------------------------------------------------------------------

ENERGY -- 0.5%

Piedmont Natural Gas
   Company Inc.                        2,700    $    94,500

[ICON OMITTED]
FINANCIAL SERVICES -- 13.1%

BARRA Inc.                            15,700        386,612(a)
Capital Re Corp.                       5,600         96,600
Cash America International Inc.       27,800        357,925
Dain Rauscher Corp.                   10,900        370,600
Duff & Phelps Credit Rating Co.        7,000        366,625
EVEREN Capital Corp.                   3,700         72,381
Jefferies Group Inc.                   4,900        232,444
National Data Corp.                    4,100        172,200
NOVA Corp.                             5,800        152,250(a)
Peoples Bancorp Inc.                     600          5,925
Roslyn Bancorp Inc.                    7,200        121,500
Sovereign Bancorp Inc.                 2,800         34,300
U.S. Trust Corp.                       1,600        118,700
                                                  2,488,062

HEALTHCARE -- 3.5%

Chattem Inc.                           9,300        290,625(a)
DVI Inc.                               2,000         29,750(a)
Sola International Inc.                7,000         84,438(a)
Techne Corp.                           9,100        262,762(a)
                                                    667,575

MATERIALS & PROCESSING -- 5.5%

Ball Corp.                             2,500        117,344
Cambrex Corp.                          4,600        101,775
Kaydon Corp.                           7,500        217,031
New England Business
   Service Inc.                       15,200        436,050
Spartech Corp.                         1,100         22,688
Texas Industries Inc.                  3,800         94,287
Valspar Corp.                          1,600         50,500
                                                  1,039,675

PRODUCER DURABLES -- 5.6%

Anaren Microwave Inc.                 14,900        361,325(a)
HEICO Corp. (Class A)                 10,600        226,575
L-3 Communications
   Holdings Inc.                       3,800        175,750(a)
Scott Technologies Inc.               16,800        291,900(a)
                                                  1,055,550

REAL ESTATE INVESTMENT TRUSTS -- 2.3%

Home Properties of
   New York Inc.                       6,500        150,313
Mid-Atlantic Realty Trust             11,500        117,875
Sizeler Property Investors Inc.       10,000         82,500
Summit Properties Inc.                 5,600         93,450
                                                    444,138

------------
See Notes to Schedules of Investments and Financial Statements.

                                                  GE SMALL-CAP VALUE EQUITY FUND



                                       NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
--------------------------------------------------------------------------------
[ICON OMITTED]
TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 9.9%

Arrow Electronics Inc.                15,100    $   226,500(a)
DII Group Inc.                         9,800        286,650(a)
KEMET Corp.                           22,600        259,900(a)
Littelfuse Inc.                        5,200         95,550(a)
Park Electrochemical Corp.            21,500        505,250
Vishay Intertechnology Inc.           21,900        318,919(a)
VWR Scientific Products Corp.          8,300        186,750(a)
                                                  1,879,519
[ICON OMITTED]
TECHNOLOGY - SOFTWARE & SERVICES -- 10.2%

Advanced Communication
   Systems Inc.                       11,700        136,012(a)
Affiliated Computer Services Inc.      7,000        320,250(a)
Kronos Inc.                           10,000        245,000(a)
National Computer Systems Inc.        13,500        330,750
Sterling Software Inc.                37,600        893,000(a)
                                                  1,925,012
[ICON OMITTED]
UTILITIES -- 9.5%

Colonial Gas Co.                       1,900         65,550
Eastern Enterprises                   18,900        687,487
ICG Communications Inc.                6,400        128,000(a)
Intermedia Communications Inc.        20,200        537,825(a)
Philadelphia Suburban Corp.           16,800        381,150
                                                  1,800,012

TOTAL INVESTMENTS IN SECURITIES
   (COST $18,625,651)                            18,571,219


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.7%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $505,839)                   505,839        505,839

OTHER ASSETS AND LIABILITIES,
   NET (0.7)%                                      (126,758)
                                                -----------

NET ASSETS-- 100%                               $18,950,300
                                                ===========
-----------
See Notes to Schedules of Investments and Financial Statements.


[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE GE SMALL-CAP VALUE EQUITY FUND AT MARCH 31, 1999.

                                                           GE GLOBAL EQUITY FUND
Q&A

RALPH R. LAYMAN (PICTURED ON PAGE 32) MANAGES THE INTERNATIONAL EQUITY PROCESS AT GE INVESTMENTS. TOTAL ASSETS UNDER HIS MANAGEMENT EXCEEDS $10 BILLION. HE LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE GE INTERNATIONAL EQUITY FUND, THE GE EMERGING MARKETS FUND AND SHARES PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE GE GLOBAL EQUITY FUND WITH MICHAEL SOLECKI. PRIOR TO JOINING GE INVESTMENTS IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT, PARTNER AND PORTFOLIO MANAGER OF THE INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST, AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON THE GE INVESTMENTS' ASSET ALLOCATION COMMITTEE. HE IS A CHARTERED FINANCIAL ANALYST, A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.

MICHAEL J. SOLECKI (PICTURED ON PAGE 370 CO-LEADS THE TEAM OF PORFOLIO MANAGERS FOR THE GE GLOBAL EQUITY FUND. HE HAS SERVED THE FUND AS CO-PORTFOLIO MANAGER SINCE SEPTEMBER 1997. MIKE ALSO HAS SERVED AS PORTFOLIO MANAGER OF THE GE EUROPE EQUITY FUND SINCE THAT FUND'S COMMENCEMENT. MIKE HAS MORE THAN NINE YEARS OF INVESTMENT EXPERIENCE AND JOINED GE INVESTMENTS IN 1990. HE IS CURRENTLY A VICE PRESIDENT OF GE INVESTMENTS. MIKE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE HOLDS A B.S. IN FINANCE FROM WESTERN NEW ENGLAND COLLEGE.

Q. HOW DID THE GE GLOBAL EQUITY FUNDS' BENCHMARK AND LIPPER PEERS PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The GE Global Equity Fund's benchmark, the MSCI World Index, returned 25.44% for the period. The fund's Lipper peers, 289 Global stock funds, earned 20.3% during the same period. To see how your class of shares performed compared to its benchmark, please refer to page 28.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A. The GE Global Equity Fund's positions in technology and telecommunications, plus strong performance from European and United States stocks in those industries, were major reasons why the fund outperformed both its benchmark and peers. Holdings in the United Kingdom, where markets rose 4% in the first quarter of 1999, had a major positive effect on performance. Continental European stocks also did well and the fund's positions in Asia and Latin America made small contributions. Japan's market gain of 42% between October and the end of March had a minor negative effect. The fund had a 5% investment in Japan, compared with 20% for the benchmark. Investment started to flow back into Japan when its banks and corporations began to discuss restructuring. However, we thought the moves were speculative and the stocks overvalued. Since then, some companies have restructured. Holdings in Toshiba and Sony, both restructuring companies, performed well during the first quarter of 1999.

Q.  WHICH INVESTMENTS STAND OUT?
A. Leading the GE Global Equity Fund's list of strong performers was Airtouch Communications, the U.S. telecommunications company recently acquired by Vodaphone. Other top stocks were EMC, the U.S. data storage company; and Citigroup, the U.S. financial giant formed from the merger of Citibank and The Travelers. Outstanding performers held by both funds include Nokia of Finland and Mannesmann of Germany, both in telecommunications, and Total of France, a diversified global oil company benefiting from surging demand.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The GE Global Equity Fund made long-term bets on stocks with attractive valuations and growth potential. These stocks are coming into their own now and we do not foresee changes. We lowered our weighting in U.S. stocks to account for high valuations in that market. Any U.S. stocks we add to our holdings have growth rates that exceed their valuation levels. The GE Global Equity Fund's European stocks should continue to produce results. The fund does not plan to increase exposure in Japan, except to buy stocks that are taking measures to restructure operations. The fund has small stakes in Latin American companies that do business with the United States, but will continue to look for opportunities in the region.

                                                           GE GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
  Airtouch Communications Inc.     3.58%
--------------------------------------------------------------------------------
  EMC Corp.                        2.91%
--------------------------------------------------------------------------------
  Mannesmann AG                    2.88%
--------------------------------------------------------------------------------
  Preussag AG                      2.54%
--------------------------------------------------------------------------------
  BTR Siebe PLC                    2.45%
--------------------------------------------------------------------------------
  AXA-UAP                          2.43%
--------------------------------------------------------------------------------
  AlliedSignal Inc.                2.35%
--------------------------------------------------------------------------------
  ING Groep N.V.                   2.10%
--------------------------------------------------------------------------------
  Cap Gemini S.A.                  1.66%
--------------------------------------------------------------------------------
  Autoliv Inc. SDR                 1.61%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                                  A mutual fund
                                  designed for
                               investors who seek
                                long-term growth
                                  of capital by
                                    investing
                                  primarily in
                                equity securities
                                    of global
                                   companies.

                         * LIPPER PERFORMANCE COMPARISON
                             GLOBAL STOCK PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 3/31/99

                    Six      One   Five
                  Months    Year   Year
 Number of
 Funds in
 peer group:         289     269      97

 Peer group
 average annual
 total return:    20.30%   1.00%  12.18%
 Lipper categories
 in peer group:  GLOBAL, GLOBAL SMALL CAP

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES
                              [LINE GRAPH OMITTED]
         GE GLOBAL EQUITY FUND   GE GLOBAL EQUITY FUND W/LOAD    MSCI WORLD
1/1/94          $10000.00               $10000.00               $10000.00
                  9989.33                 9414.94                10060.53
                  9872.06                 9304.42                10362.27
SEP-94           10309.17                 9716.39                10584.52
                  9771.67                 9209.80                10507.72
                  9979.69                 9405.86                10999.19
                 10795.37                10174.64                11468.06
SEP-95           11047.19                10411.98                12108.59
                 11099.20                10461.00                12694.07
                 11651.65                10981.68                13200.83
                 12081.33                11386.65                13583.25
SEP-96           12282.23                11576.00                13763.66
                 12740.03                12007.48                14394.25
                 12698.64                11968.47                14434.91
                 14248.27                13428.99                16607.57
SEP-97           14555.83                13718.87                17082.59
                 13601.00                12818.94                16662.35
                 15777.16                14869.97                19048.44
                 15962.93                15045.06                19435.56
SEP-98           12951.00                12209.00                17105.81
                 15781.44                14877.38                20718.49
MAR-99           16744.40                15785.17                21457.88

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SIX     ONE   FIVE     SINCE
                         MONTHS   YEAR  YEAR   INCEPTION
GE Global Equity         29.29%   6.13% 10.88%  10.32%
GE Global Equity w/load  21.86%   0.03%  9.58%   9.09%
(maximum load-5.75%)
MSCI World               25.44%  12.64% 16.36%  15.66%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]

 GE GLOBAL EQUITY FUND  GE GLOBAL EQUITY FUND W/LOAD     MSCI WORLD
12/22/93     $10000.00         $10000.00                 $10000.00
              10263.26          10263.26                  10000.00
              10257.78          10257.78                  10060.53
              10137.42          10137.42                  10362.27
SEP-94        10569.61          10569.61                  10584.52
              10004.78          10004.78                  10507.72
              10206.22          10206.22                  10999.19
              11023.16          11023.16                  11468.06
SEP-95        11269.36          11269.36                  12108.59
              11307.77          11307.77                  12694.07
              11860.62          11860.62                  13200.83
              12276.68          12276.68                  13583.25
SEP-96        12464.76          12464.76                  13763.66
              12915.25          12915.25                  14394.25
              12854.81          12854.81                  14434.91
              14408.02          14408.02                  16607.57
SEP-97        14698.12          14698.12                  17082.59
              13722.68          13722.68                  16662.35
              15895.50          15895.50                  19048.44
              16065.25          16065.25                  19435.56
SEP-98        13017.00          13017.00                  17105.81
              15838.39          15838.39                  20718.49
MAR-99        16789.26          16789.26                  21457.88

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SIX     ONE   FIVE    SINCE
                         MONTHS   YEAR   YEAR  INCEPTION
GE Global Equity         28.98%   5.62%  10.36%   10.32%
GE Global Equity w/load  24.98%   1.62%  10.36%   10.32%
maximum load               4.0%    4.0%    0.0%     0.0%
MSCI World               25.44%  12.64%  16.36%   15.66%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
           GE GLOBAL EQUITY FUND    MSCI WORLD
2/22/93      $10000.00              $10000.00
              10405.58               10578.82
              10585.11               11218.33
SEP-93        11409.58               11744.47
              12608.53               11934.23
              12615.25               12006.47
              12480.83               12366.58
SEP-94        13038.67               12631.81
              12370.65               12540.16
              12646.61               13126.68
              13681.53               13686.25
SEP-95        14012.70               14450.67
              14087.43               15137.47
              14798.50               15754.18
              15347.65               16210.57
SEP-96        15615.16               16425.88
              16212.54               17178.44
              16167.68               17226.95
              18149.38               19819.86
SEP-97        18553.20               20386.76
              17335.72               19885.24
              20128.56               22732.85
              20371.78               23194.84
SEP-98        16539.00               20414.47
              20163.25               24725.11
MAR-99        21406.49               25607.49

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX    ONE     FIVE    SINCE
                     MONTHS  YEAR    YEAR  INCEPTION
GE Global Equity     29.43%  6.35%  11.16%   13.28%
MSCI World           25.44% 12.64%  16.36%   16.70%

                                 CLASS D SHARES
                              [LINE GRAPH OMITTED]

 GE GLOBAL EQUITY FUND    MSCI WORLD
11/29/93     $10000.00     $10000.00
              10855.63      10486.97
              10861.41      10550.45
              10757.37      10866.89
SEP-94        11242.92      11099.95
              10670.15      11019.42
              10919.95      11534.82
              11824.00      12026.53
SEP-95        12115.44      12698.25
              12184.04      13301.75
              12810.58      13843.68
              13297.20      14244.72
SEP-96        13534.42      14433.92
              14059.67      15095.22
              14027.20      15137.85
              15761.11      17416.31
SEP-97        16124.78      17914.47
              15089.20      17473.77
              17523.65      19976.05
              17750.28      20382.02
SEP-98        14417.00      17938.82
              17589.86      20718.49
MAR-99        18684.44      21457.88

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       SIX    ONE    FIVE      SINCE
                      MONTHS  YEAR   YEAR    INCEPTION
GE Global Equity     29.60%   6.62%  11.46%    12.43%
MSCI World           25.44%  12.64%  16.36%    15.39%

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                              GE GLOBAL EQUITY FUND
                               [PIE CHART OMITTED]
                                  EUROPE 61.5%
                                   U.S. 21.0%
                               OTHER REGIONS 5.4%
                                   JAPAN 5.0%
                                CASH & OTHER 3.6%
                                PACIFIC RIM 3.5%



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.2%
--------------------------------------------------------------------------------

AUSTRALIA -- 0.6%

Brambles Industries Ltd.               5,232     $  132,997
Cable & Wireless Optus (Ltd.)         95,397        222,020
                                                    355,017

BRAZIL -- 0.3%

Uniao de Bancos Brasilieros
   S.A. GDR                           10,280        197,890

CANADA -- 1.0%

CGI Group Inc. (Class A)               3,740         81,143(a)
Newcourt Credit Group Inc.             3,893        104,965
Northern Telecom Ltd.                  6,836        424,687
                                                    610,795

CROATIA -- 0.1%

Pliva D D GDR (Regd.)                  3,387         53,515

DENMARK -- 0.4%

Novo-Nordisk AS (Series B)             2,329        260,757

FINLAND -- 4.6%

Helsingin Puhelin Oyj                  5,729        280,610
Merita Ltd. (Series A)                67,327        361,074
Nokia Oyj (Series A)                   4,119        664,042
Sampo Insurance Co. Ltd.
   (Series A)                         22,881        717,462
Sonera Group Oyj                      40,012        666,249(a)
                                                  2,689,437
[ICON OMITTED]
FRANCE -- 13.4%

Alstom                                23,242        691,086(a)
AXA-UAP                               10,722      1,423,640



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Cap Gemini S.A.                        5,779     $  969,149
Carrefour S.A.                           696        537,320
Coflexip S.A. ADR                     12,164        419,658
Elf Aquitaine S.A. ADR                 1,989        270,546
Lyonnaise Des Eaux S.A.                1,157        214,422
Michelin CGDE (Regd.)
   (Class B)                          14,255        640,419
Rhone-Poulenc S.A. (Class A)          10,811        489,785
Schneider S.A.                        10,598        587,278
Societe Generale                       3,543        681,894
Total S.A. (Class B)                   7,402        913,189
                                                  7,838,386

 GERMANY -- 10.7%

Bayerische Vereinsbank AG              8,583        514,132
DaimlerChrysler AG                     7,502        653,790(a)
Fresenius Medical Care AG             11,303        684,396
Mannesmann AG                         13,172      1,684,854
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.)             1,216        245,867
Muenchener Rueckversicherungs-
   Gesellschaft AG                     1,216        242,581(a)
Preussag AG                            2,760      1,483,171
Veba AG                                7,225        380,446
Viag AG                                  258        142,522
Volkswagen AG                          3,173        211,681
                                                  6,243,440

GREECE -- 1.2%

Alpha Credit Bank (Regd.)                570         37,940
Hellenic Telecommunication
   Organization S.A. ADR              20,991        245,332
Hellenic Telecommunication
   Organization S.A.                  16,740        407,216
                                                    690,488

HONG KONG -- 1.1%

Giordano International Ltd.          382,000        118,305
Johnson Electric Holdings            185,000        521,614
                                                    639,919

IRELAND -- 0.9%

Bank of Ireland                       16,445        341,970
CRH PLC                               12,531        215,261
                                                    557,231

ISRAEL -- 2.3%

Comverse Technology Inc.               7,053        599,505(a)
ECI Telecommunications Ltd.           13,314        465,990
Teva Pharmaceutical Industries
   Ltd. ADR                            6,380        302,651
                                                  1,368,146

ITALY -- 4.4%

Assicurazioni Generali                 6,153        246,824
Montedison S.p.A.                    206,843        214,703

------------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE GLOBAL EQUITY FUND



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Saipem                                71,741     $  279,252
Telecom Italia Mobile S.p.A.          36,741        142,220
Telecom Italia Mobile S.p.A.          80,963        545,381
Telecom Italia S.p.A.                 86,804        923,551
Unicredito Italiano S.p.A.            37,030        200,193
                                                  2,552,124
[ICON OMITTED]
JAPAN -- 5.0%

Canon Inc.                            22,000        544,357
Honda Motor Co.                        5,000        225,901
Minebea Co. Ltd.                      31,000        320,432
Shin-Etsu Chemical Co.                18,000        472,744
Sony Corp.                             8,200        758,265
Toshiba Corp.                         85,000        580,712
                                                  2,902,411

MEXICO -- 1.7%

Desc S.A. de C.V. (Series B)          62,185         74,481
Desc S.A. de C.V. ADR (Class C)        6,207        165,649
Gruma S.A. de C.V. (Series B)         30,834         67,059(a)
Grupo Carso S.A. de C.V.
   (Series A)                         25,083        103,041
Grupo Carso S.A. de C.V. ADR          24,617        200,013
Grupo Finaciero Banamex Accival
   S.A. de C.V. (Class B)            152,575        317,397(a)
Grupo Televisa S.A. GDR                1,336         41,917
                                                    969,557

NETHERLANDS -- 3.6%

ING Groep N.V.                        22,226      1,226,826
Koninklijke Ahold N.V.                 7,292        279,899
Philips Electronics N.V.               7,468        609,241
                                                  2,115,966

NORWAY -- 0.2%

Petroleum Geo Services                 6,370         97,327(a)

PANAMA -- 0.1%

Panamerican Beverages Inc.
   (Class A)                           3,328         58,448

PHILIPPINES -- 0.2%

San Miguel Corp. S.A.                 71,580        119,146

POLAND -- 0.5%

Telekomunikacja Polska
   S.A. GDR                           54,595        289,353 (a,b)

PORTUGAL -- 1.1%

Banco Comercial Portugues
   (Regd.)                             6,324        191,459
Jeronimo Martins, SGPS, S.A.           3,635        129,701
Jeronimo Martins, SGPS, S.A.           1,211         43,210(a)
Telecel-Comunicacoes
   Pessoais S.A.                       1,695        270,326
                                                    634,696



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
SOUTH KOREA -- 0.3%

Pohang Iron & Steel Co. Ltd.           2,510     $  153,464

SPAIN -- 2.0%

Argentaria S.A.                       27,639        665,232
Repsol S.A.                            6,735        347,362
Telefonica S.A.                        3,332        141,551
                                                  1,154,145

SWEDEN -- 4.3%

Autoliv Inc. SDR                      24,695        941,134
Ericsson LM Telephone
   (Series B)                         16,131        392,816
Investor AB (Series B)                 3,192        139,915
NetCom Systems AB (Series B)           4,908        167,325(a)
Pharmacia & Upjohn Inc.               13,806        861,149
                                                  2,502,339

SWITZERLAND -- 2.1%

ABB AG                                   135        179,031
Credit Suisse AG                       1,995        372,935
Novartis AG (Regd.)                      356        578,927
Zurich Allied AG (Regd.)                 202        129,563
                                                  1,260,456

TAIWAN -- 1.3%

Taiwan Semiconductor
   Manufacturing Co.                 237,900        746,466(a)

[ICON OMITTED]
UNITED KINGDOM -- 11.8%

Airtours PLC                          69,056        507,283
Bank of Scotland PLC                   5,286         70,280
Cable & Wireless
   Communication PLC                  35,448        400,615(a)
Commercial Union PLC                  17,552        276,009
FKI PLC                              117,497        297,827
Granada Group PLC                     29,309        591,492
Great Universal Stores PLC            16,939        178,036
Johnson Matthey PLC                   64,508        485,851
Nycomed Amersham PLC                  26,571        230,796
Railtrack Group PLC                    4,784        109,369
Reed International PLC                24,774        220,387
Royal & Sun Alliance
   Insurance Group PLC                65,236        616,142
SEMA Group PLC                        49,332        554,340
Senior Engineering PLC               106,067        259,436
BTR Siebe PLC                        325,569      1,433,658
Somerfield PLC                        43,160        221,240
United Assurance Group                64,080        454,177
Vodafone Group PLC                        28            520
                                                  6,907,458

----------
See Notes to Schedules of Investments and Financial Statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)


                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
[ICON OMITTED]
UNITED STATES -- 21.0%

Airtouch Communications Inc.          21,652    $ 2,092,124(a)
AlliedSignal Inc.                     27,994      1,376,955
Burlington Northern
   Santa Fe Corp.                     11,944        392,659
Cardinal Health Inc.                  12,636        833,976
Citigroup Inc.                        14,612        933,342
Ecolab Inc.                           11,563        410,487
EMC Corp.                             13,310      1,700,353(a)
Intel Corp.                            4,389        521,742
International Business Machines        3,273        580,139
MCI WorldCom Inc.                     10,041        889,256(a)
Morgan Stanley, Dean Witter            5,506        550,256
SBC Communications Inc.               11,842        558,054
Sun Microsystems Inc.                  3,490        436,468(a)
Waste Management Inc.                 13,065        579,759
Xerox Corp.                            2,786        148,703
Zebra Technologies Corp.
   (Class A)                          12,275        291,531(a)
                                                 12,295,804

TOTAL COMMON STOCK
   (COST $45,174,006)                            56,264,181

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------

Fresenius Medical Care AG
   (COST $266,116)                     3,125        118,262

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02
   (COST $0)                              46          1,641(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $45,440,122)                            56,384,084

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.3%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $2,489,928)               2,489,928      2,489,928

OTHER ASSETS AND LIABILITIES,
   NET (0.7)%                                      (390,253)
                                                 ----------

NET ASSETS-- 100%                               $58,483,759
                                                ===========

OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Global Equity Fund invested in the following sectors at March 31, 1999:

                                              PERCENTAGE (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Services                                              25.96%
Capital Equipment                                     25.31%
Finance                                               19.44%
Consumer Goods                                        14.09%
Multi Industry                                         6.06%
Energy                                                 4.41%
Materials                                              2.73%
Cash and Other                                         2.00%
                                                   ----------
                                                     100.00%
                                                   ===========

-----------
See Notes to Schedules of Investments and Financial Statements.

[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE COUNTRY WEIGHTINGS IN THE GE GLOBAL EQUITY FUND AT MARCH 31, 1999.

                                                    GE INTERNATIONAL EQUITY FUND
Q&A
RALPH R. LAYMAN (PLEASE REFER TO PAGE 27 FOR RALPH'S BIOGRAPHICAL DETAILS) LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE GE INTERNATIONAL EQUITY FUND.

Q. HOW DID THE GE INTERNATIONAL EQUITY FUND BENCHMARK AND LIPPER PEERS PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The GE International Equity Fund's benchmark MSCI EAFE Index rose 22.34% during the past six months. The fund's Lipper peer group of 665 International stock funds gained 18.18%. To see how your class of shares performed compared to their benchmark, please refer to page 33.

Q.  WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A. The GE International Equity Fund did better than peers but slightly underperformed its benchmark. Holdings in the United Kingdom, where markets rose 4% in the first quarter of 1999, had a major positive effect on performance. Continental European stocks also did well and the fund's positions in Asia and Latin America made small contributions. Japan's market gain of 42% between October and the end of March had a minor negative effect. The fund had a 5.9% investment in Japan, compared with 20% for the benchmark. Investment started to flow back into Japan when its banks and corporations began to discuss restructuring. However, we thought the moves were speculative and the stocks overvalued. Since then, some companies have restructured. Holdings in Toshiba and Sony, both restructuring companies, performed well during the first quarter of 1999.

Q.  WHICH INVESTMENTS STAND OUT?
A. Preussag, the German travel company, turned in strong results for the GE International Equity Fund. Other outstanding performers include Nokia of Finland and Mannesmann of Germany, both in telecommunications, and Total of France, a diversified global oil company benefiting from surging demand.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUNDS?
A. The GE International Equity Fund's European stocks should continue to produce results. The fund is buying European utility companies, such as Viag and Veba of Germany, which are growing as they restructure and sell assets. The fund also has taken positions in European banks. Two recent additions are Credit Suisse and The Bank of Ireland. Ireland recently cut corporate tax rates from 30% to 12%, encouraging companies to move into the country. The fund does not plan to increase exposure in Japan, except to buy stocks that are taking measures to restructure operations and has small stakes in Latin American companies that do business with the United States, but will continue to look for opportunities in the region.

(PICTURED LEFT TO RIGHT: M. SOLECKI, J. STUDER, R. LAYMAN, B. HOPKINSON)

 [PHOTO OF M. SOLECKI, J. STUDER, R. LAYMAN, B. HOPKINSON OMITTED]

                                                    GE INTERNATIONAL EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
  Mannesmann AG                    3.21%
--------------------------------------------------------------------------------
  Preussag AG                      3.01%
--------------------------------------------------------------------------------
  BTR Siebe PLC                    2.97%
--------------------------------------------------------------------------------
  AXA-UAP                          2.91%
--------------------------------------------------------------------------------
  ING Groep N.V.                   2.48%
--------------------------------------------------------------------------------
  Cap Gemini S.A.                  2.47%
--------------------------------------------------------------------------------
  Total S.A.                       2.39%
--------------------------------------------------------------------------------
  Airtours PLC                     1.88%
--------------------------------------------------------------------------------
  Autoliv Inc. SDR                 1.83%
--------------------------------------------------------------------------------
  Granada Group PLC                1.78%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
    A mutual fund designed for investors who seek long-term growth of capital by investing primarily in foreign equity securities.

                         * LIPPER PERFORMANCE COMPARISON

                            INTERNATIONAL STOCK PEER
                   GROUP BASED ON AVERAGE ANNUAL TOTAL RETURNS
                          FOR THE PERIOD ENDED 3/31/99

                    Six     One    Five
                  Months   Year    Year
  Number of Funds
  in peer group:    665     624     178

  Peer group
  average annual
  total return:   18.18%  (0.21)%  7.60%

   Lipper categories in peer group:
      INTERNATIONAL, CANADIAN,
      INTERNATIONAL SMALL CAP

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES
                              [LINE GRAPH OMITTED]
       GE INT'L EQUITY FUND   GE INT'L EQUITY FUND W/LOAD    MSCI EAFE
3/2/94 $10000.00                     $10000.00                $10000.00
         9753.33                       9290.05                  9569.11
         9753.32                       9290.04                 10057.82
SEP-94  10119.99                       9639.29                 10067.63
         9622.69                       9165.62                  9965.09
         9682.87                       9222.94                 10150.54
        10298.07                       9808.92                 10224.17
SEP-95  10612.37                      10108.28                 10650.70
        11003.64                      10480.96                 11082.14
        11338.50                      10799.92                 11402.31
        11700.15                      11144.39                 11582.47
SEP-96  11820.71                      11259.23                 11568.67
        12325.49                      11616.78                 11751.94
        12456.76                      11740.50                 11568.12
        13817.82                      13023.29                 13069.01
SEP-97  13997.45                      13192.60                 12977.06
        13044.86                      12294.78                 11960.97
        15334.54                      14452.81                 13720.41
        15564.31                      14669.36                 13866.18
SEP-98  12748.00                      12011.00                 11895.38
        14862.43                      14003.55                 14352.07
MAR-99  15346.69                      14459.82                 14551.79

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SIX     ONE     FIVE     SINCE
                        MONTHS   YEAR    YEAR   INCEPTION
GE Int'l Equity         20.39%  0.08%   9.49%      8.79%
GE Int'l Equity w/load  13.49% (5.68)%  8.20%      7.53%
(maximum load-5.75%)
MSCI EAFE               22.34%  6.07%   8.74%      7.65%

                                 CLASS B SHARES
                               [LINE GRAPH OMITTED]
        GE INT'L EQUITY FUND    GE INT'L EQUITY FUND W/LOAD    MSCI EAFE
3/2/94         $10000.00             $10000.00                $10000.00
                 9753.33               9753.33                  9569.11
                 9740.00               9740.00                 10057.82
SEP-94          10086.65              10086.65                 10067.63
                 9582.65               9582.65                  9965.09
                 9629.36               9629.36                 10150.54
                10223.29              10223.29                 10224.17
SEP-95          10523.58              10523.58                 10650.70
                10897.29              10897.29                 11082.14
                11210.92              11210.92                 11402.31
                11557.93              11557.93                 11582.47
SEP-96          11658.03              11658.03                 11568.67
                12141.03              12141.03                 11751.94
                12257.71              12257.71                 11568.12
                13575.46              13575.46                 13069.01
SEP-97          13740.18              13740.18                 12977.06
                12793.89              12793.89                 11960.97
                15011.34              15011.34                 13720.41
                15223.37              15223.37                 13866.18
SEP-98          12450.00              12450.00                 11895.38
                14498.33              14498.33                 14352.07
MAR-99          14946.19              14946.19                 14551.79

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                           SIX    ONE    FIVE      SINCE
                         MONTHS   YEAR   YEAR    INCEPTION
GE Int'l Equity          20.05%  (0.43)%  8.91%    8.23%
GE Int'l Equity w/load   16.05%  (4.28)%  8.91%    8.23%
maximum load              4.0%      4.0%   0.0%     0.0%
MSCI EAFE                22.34%    6.07%  8.74%    7.65%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
          GE INT'L EQUITY FUND          MSCI EAFE
3/2/94        $10000.00                $10000.00
                9760.00                  9569.11
                9760.00                 10057.82
SEP-94         10126.66                 10067.63
                9636.58                  9965.09
                9703.64                 10150.54
               10320.59                 10224.17
SEP-95         10649.18                 10650.70
               11036.55                 11082.14
               11379.76                 11402.31
               11756.63                 11582.47
SEP-96         11877.76                 11568.67
               12398.08                 11751.94
               12543.60                 11568.12
               13915.78                 13069.01
SEP-97         14109.82                 12977.06
               13161.44                 11960.97
               15473.21                 13720.41
               15711.92                 13866.18
SEP-98         12882.00                 11895.38
               15025.99                 14352.07
MAR-99         15519.80                 14551.79

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                         SIX   ONE   FIVE     SINCE
                       MONTHS  YEAR  YEAR   INCEPTION
GE Int'l Equity         20.48% 0.30% 9.72%    9.03%
MSCI EAFE               22.34% 6.07% 8.74%    7.65%

                                 CLASS D SHARES
                               [LINE GRAPH OMITTED]
         GE INT'L EQUITY FUND      MSCI EAFE
3/2/94        $10000.00            $10000.00
                9760.00              9569.11
                9773.34             10057.82
SEP-94         10146.67             10067.63
                9666.15              9965.09
                9733.29             10150.54
               10357.55             10224.17
SEP-95         10699.89             10650.70
               11103.89             11082.14
               11461.43             11402.31
               11845.95             11582.47
SEP-96         11980.87             11568.67
               12508.42             11751.94
               12669.13             11568.12
               14066.73             13069.01
SEP-97         14276.37             12977.06
               13327.67             11960.97
               15697.18             13720.41
               15955.79             13866.18
SEP-98         13085.00             11895.38
               15273.27             14352.07
MAR-99         15781.79             14551.79

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     SIX    ONE   FIVE     SINCE
                   MONTHS  YEAR   YEAR   INCEPTION
GE Int'l Equity     20.61% 0.54% 10.09%    9.39%
MSCI EAFE           22.34% 6.07%  8.74%    7.65%

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                          GE INTERNATIONAL EQUITY FUND
                               [PIE CHART OMITTED]
                                  EUROPE 80.1%
                               OTHER REGIONS 8.0%
                                   JAPAN 5.9%
                                PACIFIC RIM 3.9%
                                CASH & OTHER 2.1%

                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.8%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.5%

Brambles Industries Ltd.              31,404     $  798,287

AUSTRIA -- 0.3%

VA Technologie AG                      2,012        144,995

BRAZIL -- 0.4%

Uniao de Bancos Brasilieros
   S.A. GDR                           11,354        218,565

CANADA -- 1.6%

CGI Group Inc. (Class A)              15,606        338,587(a)
Newcourt Credit Group Inc.             7,534        203,136
Northern Telecom Ltd.                  5,288        328,517
                                                    870,240

DENMARK -- 0.8%

Novo-Nordisk AS (Series B)             3,815        427,131

FINLAND -- 4.0%

Helsingin Puhelin Oyj                    956         46,825
Merita Ltd. (Series A)                84,044        450,728
Nokia Oyj (Series A)                   5,720        922,146
Pohjola Group Insurance
   Ltd. Co. (Series B)                 2,518        133,407
Sampo Insurance Co. Ltd.
   (Series A)                         17,319        543,058
                                                  2,096,164
[ICON OMITTED]
FRANCE -- 18.8%

Alstom                                29,283        870,711(a)
AXA-UAP                               11,546      1,533,048
Cap Gemini S.A.                        7,768      1,302,708



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

Carrefour S.A.                           838     $  646,946
Coflexip S.A. ADR                      9,958        343,551
Elf Aquitaine S.A. ADR                 2,796        380,315
Lyonnaise Des Eaux S.A.                2,954        547,453
Michelin CGDE (Regd.)
   (Class B)                          15,398        691,769
Rhone-Poulenc S.A. (Class A)          19,405        879,131
Schneider S.A.                        12,564        696,222
Societe Generale                       3,879        746,562
Total S.A. (Class B)                  10,220      1,260,847
                                                  9,899,263
[ICON OMITTED]
GERMANY -- 13.1%

Bayerische Vereinsbank AG             12,717        761,764
DaimlerChrysler AG                     8,841        770,482(a)
Fresenius Medical Care AG              9,326        564,689
Mannesmann AG                         13,232      1,692,529
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.)             1,691        341,909(a)
Muenchener Rueckversicherungs-
   Gessellschaft AG                    1,495        298,238
Preussag AG                            2,952      1,586,349
Veba AG                                9,004        474,122
Viag AG                                  429        236,984
Volkswagen AG                          2,476        165,182
                                                  6,892,248

GREECE -- 1.2%

Alpha Credit Bank (Regd.)                968         64,431
Hellenic Telecommunication
   Organization S.A. ADR              16,517        193,042
Hellenic Telecommunication
   Organization S.A.                  15,030        365,619
                                                    623,092

HONG KONG -- 0.7%

Giordano International Ltd.          250,000         77,425
Johnson Electric Holdings            111,900        315,506
                                                    392,931

IRELAND -- 1.5%

Bank of Ireland                       22,755        473,184
CRH PLC                               20,030        344,081
                                                    817,265

ISRAEL -- 3.5%

Comverse Technology Inc.               6,094        517,990(a)
ECI Telecommunications Ltd.           24,054        841,890
Teva Pharmaceutical Industries
   Ltd. ADR                           10,359        491,405
                                                  1,851,285
[ICON OMITTED]
ITALY -- 7.5%

Assicurazioni Generali                15,061        604,162
Banca Intesa S.p.A.                  110,732        653,720

-------------
See Notes to Schedules of Investments and Financial Statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)


                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

Montedison S.p.A.                    441,125    $   457,887
Saipem                               105,742        411,601
Telecom Italia Mobile S.p.A.         102,390        689,718
Telecom Italia S.p.A.                  4,182         24,870(n)
Telecom Italia S.p.A.                 84,536        899,420
Unicredito Italiano S.p.A.            35,481        191,819
                                                  3,933,197

JAPAN -- 5.9%

Canon Inc.                            23,000        569,100
Honda Motor Co.                        7,000        316,261
Minebea Co. Ltd.                      39,000        403,125
NTT Data Corp.                            11         85,091
Shin-Etsu Chemical Co.                13,000        341,426
Sony Corp.                             8,600        795,254
Toshiba Corp.                         90,000        614,871
                                                  3,125,128

LUXEMBOURG -- 0.0%

Societe Europeenne de
   Communication S.A. ADR
   (Class A)                              46            529(a)
Societe Europeenne de
   Communication S.A. ADR
   (Class B)                             418          5,121(a)
                                                      5,650

MEXICO -- 1.9%

Desc S.A. de C.V. (Series B)          59,252         70,968
Desc S.A. de C.V. ADR (Class C)        9,037        241,175
Gruma S.A. de C.V. (Series B)         18,266         39,725(a)
Grupo Carso S.A. de C.V. ADR          36,621        297,546
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B)    161,243        335,429(a)
Grupo Televisa S.A. GDR                  622         19,515
                                                  1,004,358
[ICON OMITTED]
NETHERLANDS -- 6.3%

IHC Caland N.V.                       12,435        470,587
ING Groep N.V.                        23,724      1,309,512
Ispat International N.V. (Regd.)
   (Class A)                          11,719         87,160
Koninklijke Ahold N.V.                17,701        679,442
Philips Electronics N.V.               9,591        782,436
                                                  3,329,137

PANAMA -- 0.2%

Panamerican Beverages Inc.
   (Class A)                           4,928         86,548

PHILIPPINES -- 0.2%

San Miguel Corp. S.A.                 62,798        104,528

POLAND -- 0.5%

Telekomunikacja Polska
   S.A. GDR                           52,938        280,571 (a,b)



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

PORTUGAL -- 0.9%

Banco Comercial Portugues
   (Regd.)                             9,404    $   284,706
Jeronimo Martins, SGPS, S.A.           3,680        131,307
Jeronimo Martins, SGPS, S.A.           1,226         43,745(a)
                                                    459,758

SOUTH AFRICA -- 0.4%

Barlow Ltd.                           37,435        200,488

SOUTH KOREA -- 0.3%

Pohang Iron & Steel Co. Ltd.           2,300        140,624

SPAIN -- 1.7%

Argentaria S.A.                       25,948        624,532
Repsol S.A.                            3,306        170,509
Telefonica S.A.                        2,279         96,817
                                                    891,858

SWEDEN -- 4.7%

Autoliv Inc. SDR                      25,397        967,888
Ericsson LM Telephone
   (Series B)                         21,481        523,098
Investor AB (Series B)                 1,651         72,368
Invik & Co. AB                         1,383         90,089
Kinnevik AB (Series B)                 2,766         53,043
NetCom Systems AB (Series B)           5,989        204,179(a)
Pharmacia & Upjohn Inc.                9,316        581,085
                                                  2,491,750

SWITZERLAND -- 3.2%

ABB AG                                   246        326,234
Credit Suisse AG                       2,386        446,027
Novartis AG (Regd.)                      319        518,757
Zurich Allied AG (Regd.)                 606        388,690
                                                  1,679,708

TAIWAN -- 1.2%

Taiwan Semiconductor
   Manufacturing Co.                 209,450        657,197(a)

[ICON OMITTED]
UNITED KINGDOM -- 15.5%

Airtours PLC                         135,028        991,912
Bank of Scotland PLC                  13,073        173,811
Billiton PLC                          58,599        142,385
Cable & Wireless
   Communication PLC                  61,053        689,990(a)
Canary Wharf Group PLC                15,206         81,261(a)
Commercial Union PLC                  14,995        235,800
FKI PLC                              155,980        395,372
Granada Group PLC                     46,620        940,850
Great Universal Stores PLC            20,775        218,353
Johnson Matthey PLC                   14,701        110,723
Nycomed Amersham PLC                  21,082        183,118

----------------
See Notes to Schedules of Investments and Financial Statements.

                         GE INTERNATIONAL EQUITY FUND MARCH 31, 1999 (UNAUDITED)


                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Railtrack Group PLC                    6,030  $     137,854
Reed International PLC                26,653        237,102
Royal & Sun Alliance Insurance
   Group PLC                          74,709        705,613
Saatchi & Saatchi PLC                 19,646         65,499
SEMA Group PLC                        57,803        649,527
BTR Siebe PLC                        355,755      1,566,584
Somerfield PLC                        76,175        390,476
Vodafone Group PLC                    13,703        254,420
                                                  8,170,650

TOTAL COMMON STOCK
   (COST $47,035,258)                            51,592,616

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
--------------------------------------------------------------------------------

Fresenius Medical Care AG
   (COST $115,709)                     1,781         67,400

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02
   (COST $0)                              57          2,034(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $47,150,967)                            51,662,050

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.6%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $320,025)                   320,025        320,025

OTHER ASSETS AND LIABILITIES,
   NET 1.5%                                         769,356
                                                  ---------

NET ASSETS-- 100%                               $52,751,431
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE International Equity Fund invested in the following sectors at March 31, 1999:

                                              PERCENTAGE (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Capital Equipment                                     25.01%
Finance                                               23.04%
Services                                              21.55%
Consumer Goods                                        15.84%
Energy                                                 6.38%
Multi Industry                                         4.30%
Materials                                              3.53%
Cash and Other                                         0.35%
                                                   ---------
                                                     100.00%
                                                   =========

---------------
See Notes to Schedules of Investments and Financial Statements.

[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE COUNTRY WEIGHTINGS IN THE GE INTERNATIONAL EQUITY FUND AT MARCH 31, 1999.

                                                           GE EUROPE EQUITY FUND


     Q&A

MICHAEL SOLECKI LEADS THE TEAM OF PORTFOLIO MANAGERS FOR THE GE EUROPE EQUITY FUND (PLEASE REFER TO PAGE 27 FOR MIKE'S BIOGRAPHICAL DETAILS).


Q. HOW DID THE GE EUROPE EQUITY FUND'S BENCHMARK PERFORM FOR THE PERIOD SINCE INCEPTION (JANUARY 29, 1999) THROUGH MARCH 31, 1999?
A. The MSCI Europe Index posted a (1.48)% return for the period since the fund's inception (January 29, 1999) through March 31, 1999. To see how your class of GE Europe Fund shares performed compared to its benchmark, please refer to page 38.


Q.  WHAT DROVE THE FUND'S PERFORMANCE?
A. Stock selection is key to the performance of the GE Europe Equity Fund. Although European markets declined for the two-month period, a number of the fund's energy and capital goods stocks did extremely well. Economic growth rates declined in Europe during the first quarter of 1999 because countries such as Germany were expecting weaker growth. Investors were also concerned about internal turmoil at the European Union Central Bank. Finally, the Euro premiered January 1, 1999 at 116, then fell to 108.
    The benefits of the weaker Euro have yet to be seen.


Q.  WHAT IS YOUR INVESTMENT STRATEGY?
A. Before investing in a company, the fund considers the region within Europe where it is located, its primary securities trading market, the location of its assets, and where the company derives at least half of its revenues and profits. The fund looks for undervalued growth companies that trade at an attractive price to cash price earnings relative to their growth rate.


Q.  WHICH INVESTMENTS STAND OUT?
A. Top performers were in energy and capital goods. Oil prices recovered and capital goods companies performed well because of recent interest rate declines. Holdings with high returns included French oil companies Total and Elf Aquitaine; Alstom, a French capital goods company; and BTR Siebe, a process controls company in the United Kingdom.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. Looking ahead, we believe the cuts in Europe's interest rates will stimulate long-term growth. The European Union Central Bank recently lowered rates from 3% to 2.5%. During the next decade, we expect Europe's markets to mirror the U.S market where low interest rates, low inflation, and corporate rationalization spurred growth.


[PHOTO OF C. SALDANHA, W. CHU, M. SOLECKI OMITTED]

(PICTURED LEFT TO RIGHT: C. SALDANHA, W. CHU, M. SOLECKI)

                                                           GE EUROPE EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
  Total S.A.                       3.89%
--------------------------------------------------------------------------------
  Mannesmann AG                    3.86%
--------------------------------------------------------------------------------
  Preussag AG                      3.75%
--------------------------------------------------------------------------------
  AXA-UAP                          3.26%
--------------------------------------------------------------------------------
  BTR Siebe PLC                    2.86%
--------------------------------------------------------------------------------
  ING Groep N.V.                   2.78%
--------------------------------------------------------------------------------
  Rhone-Poulenc S.A.               2.76%
--------------------------------------------------------------------------------
  Telecom Italia S.p.A.            2.55%
--------------------------------------------------------------------------------
  Philips Electronics N.V.         2.53%
--------------------------------------------------------------------------------
  Cable & Wireless Communication PLC2.51%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                           A mutual fund designed for
                          investors who seek long-term
                         growth of capital by investing
                        primarily in equity securities of
                          issuers located in developed
                               European countries.

--------------------------------------------------------------------------------
                            TOP THREE BEST AND WORST
                                PERFORMING STOCKS
                           DURING THE TWO-MONTH PERIOD
                              ENDED MARCH 31, 1999
--------------------------------------------------------------------------------

         BEST                WORST
         -----               -----

 Nycomed Amersham +32.91%  Helsingin Puhelin -26.51%
--------------------------------------------------------------------------------
 Unique Intl NV   +32.79%  TeleDanmark A/S   -26.27%
--------------------------------------------------------------------------------
 BTR Siebe        +30.98%  Samp              -26.09%
--------------------------------------------------------------------------------

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES
                              [LINE GRAPH OMITTED]
       GE EUROPE EQUITY    GE EUROPE EQUITY W/LOAD     MSCI EUROPE
1/29/99   $10000.00                $10000.00          $1000l.00
FEB-99      9470.00                  8925.47            9746.20
MAR-99      9620.00                  9066.85            9852.43

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE Europe Equity       (3.80)%
GE Europe Equity
  w/load               (9.33)%
(maximum load-5.75%)
MSCI Europe            (1.48)%
                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
         GE EUROPE EQUITY    GE EUROPE EQUITY W/LOAD    MSCI EUROPE
1/29/99      $10000.00             $10000.00            $10000.00
FEB-99         9470.00               9470.00              9746.2
MAR-99         9610.00               9225.60              9852.43

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE Europe Equity         (3.90)%
GE Europe Equity
  w/load                 (7.74)%
maximum load              4.0%
MSCI Europe              (1.48)%
                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
          GE EUROPE EQUITY    MSCI EUROPE
1/29/99      $10000.00          $10000.00
FEB-99         9470.00            9746.20
MAR-99         9620.00            9852.43

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE Europe Equity       (3.80)%
MSCI Europe            (1.48)%

                                 CLASS D SHARES

                              [LINE GRAPH OMITTED]
         GE EUROPE EQUITY   MSCI EUROPE
1/29/99      $10000.00        $10000.00
FEB-99         9470.00          9746.20
MAR-99         9630.00          9852.43

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE Europe Equity       (3.70)%
MSCI Europe            (1.48)%

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                              GE EUROPE EQUITY FUND
                               [PIE CHART OMITTED]
                             DEVELOPED EUROPE 93.8%
                           EMERGING OTHER REGIONS 2.6%
                                CASH & OTHER 1.9%
                              EMERGING EUROPE 1.7%



                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.6%
--------------------------------------------------------------------------------

DENMARK -- 1.5%

Novo-Nordisk AS (Series B)               842      $  94,271
Tele Danmark AS (Series B)               539         53,450
                                                    147,721

FINLAND -- 5.3%

Helsingin Puhelin Oyj                  3,276        160,461
Merita Ltd. (Series A)                 9,394         50,380
Nokia Oyj (Series A)                     504         81,252
Sampo Insurance Co. Ltd.
   (Series A)                          4,939        154,868
Sonera Group Oyj                       5,285         88,002(a)
                                                    534,963
[ICON OMITTED]
FRANCE -- 22.9%

Alstom                                 6,369        189,378(a)
AXA-UAP                                2,473        328,359
Cap Gemini S.A.                        1,143        191,683
Carrefour S.A.                           165        127,382
Coflexip S.A. ADR                      2,672         92,184
Elf Aquitaine S.A. ADR                 1,490        202,672
Lyonnaise Des Eaux S.A.                  379         70,239
Michelin CGDE (Regd.)
   (Class B)                           2,393        107,508
Rhone-Poulenc S.A. (Class A)           6,141        278,214
Schneider S.A.                         2,556        141,638
Societe Generale                         961        184,956
Total S.A. (Class B)                   3,183        392,688
                                                  2,306,901
[ICON OMITTED]
GERMANY -- 13.2%

Bayerische Vereinsbank AG              2,447        146,578
DaimlerChrysler AG                     1,354        117,999(a)
Debitel AG                               566         18,605(a)
Fresenius Medical Care AG              2,309        139,810
Mannesmann AG                          3,046        389,619




                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.)               150    $    30,329(a)
Preussag AG                              704        378,316
PrimaCom AG                                1             35(a)
Veba AG                                2,136        112,475
                                                  1,333,766

GREECE -- 1.1%

Hellenic Telecommunication
   Organization S.A. ADR               3,871         45,242
Hellenic Telecommunication
   Organization S.A.                   2,820         68,599
                                                    113,841

IRELAND -- 2.8%

Bank of Ireland                        3,629         75,464
CRH PLC                                9,467        162,627
Esat Telecom Group PLC ADR             1,120         46,900(a)
                                                    284,991

ISRAEL -- 2.6%

Comverse Technology Inc.               1,161         98,685(a)
ECI Telecommunications Ltd.            4,734        165,690
                                                    264,375
[ICON OMITTED]

ITALY -- 8.4%

Alleanza Assicurazioni                 3,979         47,540
Assicurazioni Generali                 4,185        167,879
Banca Intesa S.p.A.                    9,788         57,785
Montedison S.p.A.                     30,114         31,258
Saipem                                31,406        122,248
Telecom Italia Mobile S.p.A.          18,519        124,747
Telecom Italia S.p.A.                  6,112         36,347(n)
Telecom Italia S.p.A.                 24,211        257,593
                                                    845,397
[ICON OMITTED]
NETHERLANDS -- 8.5%

IHC Caland N.V.                        3,074        116,332
ING Groep N.V.                         5,085        280,681
Koninklijke Ahold N.V.                 3,399        130,468
Philips Electronics N.V.               3,125        254,938
Unique International N.V.              1,404         40,608
United Pan-Europe
   Communications                      1,009         39,603(a)
                                                    862,630

NORWAY -- 0.7%

Petroleum Geo Services                 4,712         71,995(a)

POLAND -- 0.6%

Telekomunikacja Polska
   S.A. GDR                           10,735         56,895(a,b)

------------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE EUROPE EQUITY FUND



                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

PORTUGAL -- 0.8%

Jeronimo Martins, SGPS, S.A.           1,690     $   60,301
Jeronimo Martins, SGPS, S.A.             563         20,089(a)
                                                     80,390

SPAIN -- 2.3%

Argentaria S.A.                        7,045        169,564
Telefonica S.A.                        1,373         58,328
                                                    227,892

SWEDEN -- 4.1%

Autoliv Inc. SDR                       5,284        201,375
Ericsson LM Telephone
   (Series B)                          8,700        211,859
                                                    413,234

SWITZERLAND -- 3.7%

ABB AG                                    71         94,157
Credit Suisse AG                         435         81,317
Julius Baer Holding Ltd.                  13         42,255
Novartis AG (Regd.)                       93        151,236
                                                    368,965
[ICON OMITTED]
UNITED KINGDOM -- 19.1%

Airtours PLC                          15,656        115,008
Cable & Wireless
   Communication PLC                  22,373        252,848(a)
Commercial Union PLC                   7,429        116,823
Computacenter PLC                      8,914         81,313
FKI PLC                               31,140         78,933
Granada Group PLC                      9,990        201,611
Great Universal Stores PLC            11,981        125,925
Johnson Matthey PLC                    7,569         57,007
Mayflower Corp. PLC                   18,440         52,398
Next PLC                               1,655         18,971
Nycomed Amersham PLC                   5,254         45,636
Reed International PLC                12,643        112,471
Royal & Sun Alliance Insurance
   Group PLC                          15,488        146,281
Select Appointments
   Holdings PLC                        1,376         18,483
SEMA Group PLC                         2,439         27,407
BTR Siebe PLC                         65,439        288,164
Somerfield PLC                        23,692        121,446
United Assurance Group PLC             4,287         30,385
Williams PLC                           4,785         30,901
                                                  1,922,011

TOTAL COMMON STOCK
   (COST $10,179,417)                             9,835,967




                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
--------------------------------------------------------------------------------

Fresenius Medical Care AG
   (COST $49,336)                      1,306      $  49,424

TOTAL INVESTMENTS IN SECURITIES
   (COST $10,228,753)                             9,885,391


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.5%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $54,049)                     54,049         54,049

OTHER ASSETS AND LIABILITIES,
   NET 1.4%                                         143,855
                                                -----------

NET ASSETS-- 100%                               $10,083,295
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Europe Equity Fund invested in the following sectors at March 31, 1999:

                                              PERCENTAGE (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Services                                              26.52%
Capital Equipment                                     21.50%
Finance                                               20.94%
Consumer Goods                                        13.25%
Energy                                                 9.00%
Multi Industry                                         3.75%
Materials                                              2.89%
Cash and Other                                         2.15%
                                                   ---------
                                                     100.00%
                                                   =========

----------
See Notes to Schedules of Investments and Financial Statements.

[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE COUNTRY WEIGHTINGS IN THE GE EUROPE EQUITY FUND AT MARCH 31, 1999.

                                                        GE EMERGING MARKETS FUND


     Q&A

RALPH LAYMAN LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE GE EMERGING MARKETS FUND (PLEASE REFER TO PAGE 27 FOR RALPH'S BIOGRAPHICAL DETAILS).

Q. HOW DID THE GE EMERGING MARKETS FUND'S BENCHMARK PERFORM FROM THE PERIOD OF THE FUND'S INCEPTION (JANUARY 29, 1999) THROUGH MARCH 31, 1999?
A. The MSCI Emerging Markets Free Index posted a return of 14.28% for the period since inception (January 29, 1999) through March 31, 1999. To see how your class of GE Emerging Markets Fund shares performed compared to its benchmark, please refer to page 42.

Q.  WHAT IS YOUR INVESTMENT STRATEGY?
A. The GE Emerging Markets Fund invests primarily in companies located in emerging markets that are expected to grow faster than relevant markets and whose security price does not fully reflect their potential growth. An emerging market country is any country having an economy and market that are considered by the World Bank to be emerging or developing or listed in the Morgan Stanley Capital International Emerging Markets Index. These countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa. We identify growth companies with low prices relative to their long-term cash earnings potential. We focus on those companies that we believe the market will recognize shortly, resulting in an increase in the market rating of the shares.

Q.  WHAT DROVE THE FUND'S PERFORMANCE?
A. The fund's performance was driven by individual stock selection rather than by regional or country allocations. Although the fund was slightly underweight in Latin America, we benefited from a neutral weighting in Brazil, whose market rose 47% over two months, and an overweight in Mexico, which gained 30%. Strong stock selection compensated for the fund's underweighting in Russia, whose market grew 84%.

Q.  WHICH INVESTMENTS STAND OUT?
A. Indian-based software companies had high returns for the two-month period. Our investment in Pentafour rose 27%. Other notable investments included Tansas, a Turkish retailer, which was up 85% for the period.

Q.  WILL CONFLICT IN THE BALKANS AFFECT FUND PERFORMANCE?
A. Currently, the situation has not had a significant effect on the fund. If the conflict spreads or Russia gets involved, then it could have serious consequences for Europe's emerging markets. We have made one change in the region. Due to of Greece's proximity to the Balkans and its high market valuations, we have steadily reduced our exposure in that country. Presently, our holdings in Greek-based companies are slightly underweight compared to the fund's benchmark.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We expect to remain neutral to slightly underweight in Latin America. Right now, the fund is overweight in Europe and underweight in Asia. With 23% of our portfolio in Asia, versus the benchmark's 36.8%, we are moving some money from Europe into Asia. We are identifying Asian growth companies that should become market leaders five years from now. We also plan to pick up some companies that are still recovering from the region's economic turmoil of the past two years. Overall, we expect to remain overweight in the technology sector. Finally, we remain cautious about Russia's macro-economic and political environment and the lack of corporate disclosure.

(PICTURED LEFT TO RIGHT: D. MOTOYOSHI, D. BARKER, P. NESTRO, P. GILLESPIE,
M. SUMINO, P. ZHOU)

[PHOTO OF D. MOTOYOSHI, D. BARKER, P. NESTRO, P. GILLESPIE, M. SUMINO,
P. ZHOU OMITTED]

                                                        GE EMERGING MARKETS FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
  India Growth Fund Inc.           3.95%
--------------------------------------------------------------------------------
  Pentafour Software & Exports
       Ltd. GDR                    3.40%
--------------------------------------------------------------------------------
  Taiwan Fund Inc. GDR             3.02%
--------------------------------------------------------------------------------
  Telecomunicacoes Brasileiras
       S.A. ADR                    2.83%
--------------------------------------------------------------------------------
  Taiwan Semiconductor
      Manufacturing Co.            2.80%
--------------------------------------------------------------------------------
  New Dimension Software Ltd.      2.72%
--------------------------------------------------------------------------------
  The India Fund Inc.              2.07%
--------------------------------------------------------------------------------
  A.G. Petzetakis S.A.             1.92%
--------------------------------------------------------------------------------
  Delta Informatics S.A. (Regd.)   1.81%
--------------------------------------------------------------------------------
  Grupo Televisa S.A. GDR          1.70%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                      A mutual fund designed for investors
                          who seek long-term growth of
                        capital by investing primarily in
                        equity securities of issuers that
                         are located in emerging markets
                                   countries.

--------------------------------------------------------------------------------
                            TOP THREE BEST AND WORST
                                PERFORMING STOCKS
                           DURING THE TWO-MONTH PERIOD
                              ENDED MARCH 31, 1999
--------------------------------------------------------------------------------

         BEST                WORST
         -----               -----

                              Stet Hellas
 Bco Est Sao Paulo  +131.33%   Telecommunications    -37.14%
--------------------------------------------------------------------------------
 Ranbaxy Labs       +111.39%  Mezogazdasagi Cepg     -31.87%
--------------------------------------------------------------------------------
 Sabesp Cia Saneam  +107.30%  Panafon Hellenic T     -29.75%
--------------------------------------------------------------------------------

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES
                              [LINE CHART OMITTED]

       GE EMERGING MARKETS  GE EMERGING MARKETS W/LOAD  MS EMERGING MARKETS FREE
1/29/99    $10000.00                 $10000.00                  $10000.00
FEB-99       9840.00                   9274.20                   10097.30
MAR-99      11170.00                  10527.72                   11428.02

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE Emerging Markets    11.70%
GE Emerging Markets
  w/load                5.28%
(maximum load-5.75%)
MSCI EMF               14.28%

                                 CLASS B SHARES
                              [LINE CHART OMITTED]
      GE EMERGING MARKETS   GE EMERGING MARKETS W/LOAD  MS EMERGING MARKETS FREE
1/29/99   $10000.00                $10000.00                $10000.00
FEB-99      9840.00                  9840.00                 10097.30
MAR-99     11160.00                 10760.00                 11428.02

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE Emerging Markets      11.60%
GE Emerging Markets
  w/load                  7.60%
maximum load               4.0%
MSCI EMF                 14.28%

                                 CLASS C SHARES
                              [LINE CHART OMITTED]
        GE EMERGING MARKETS  MS EMERGING MARKETS FREE
1/29/99       $10000.00   $10000.00
FEB-99          9840.00    10097.30
MAR-99         11180.00    11428.02

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE Emerging Markets      11.80%
MSCI EMF                 14.28%

                                 CLASS D SHARES
                              [LINE CHART OMITTED]

        GE Emerging Markets  MS Emerging Markets Free
1/29/99       $10000.00             $10000.00
Feb-99          9850.00              10097.30
Mar-99         11180.00              11428.02

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                            GE EMERGING MARKETS FUND
                               [PIE CHART OMITTED]
                               LATIN AMERICA 28.2%
                                   ASIA 26.6%
                                MIDDLE EAST 16.0%
                                   EUROPE 9.6%
                               EASTERN EUROPE 8.2%
                                CASH & OTHER 6.1%
                                   AFRICA 3.9%
                              SOUTHERN EUROPE 1.4%



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 85.3%
--------------------------------------------------------------------------------

ARGENTINA -- 2.1%

Banco De Galicia y Buenos Aires
   S.R. ADR (Class B)                  3,315      $  53,247
Telefonica de Argentina
   S.A. ADR (Class B)                  2,401         72,630
YPF S.A. ADR (Class D)                 3,613        114,036
                                                    239,913

BRAZIL -- 1.1%

Companhia de Saneamento
   Basicode Estado
   de Sao Paulo                      478,390         30,098
Uniao de Bancos Brasilieros
   S.A. GDR                            4,777         91,957
                                                    122,055

CHILE -- 1.2%

Companhia de Telecomunicaciones
   de Chile S.A. ADR                   2,479         58,412
Sociedad Quimica y Minera de
   Chile S.A. ADR                        814         26,048
Sociedad Quimica y Minera de
   Chile S.A. ADR                         96            432 (a,m)
Vina Concha Y Toro                     1,766         51,876
                                                    136,768

CHINA -- 0.3%

Brilliance China Automotive
   Holdings Ltd.                         606          5,340
Guangdong Kelon Electrical
   Holdings Co. Ltd.                   7,000          5,149
Jiangsu Expressway Co. Ltd.           30,000          5,884
Shenzhen Expressway Co. Ltd.          90,000         17,537(a)
                                                     33,910



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

CROATIA -- 1.4%

Pliva D D GDR (Regd.)                  6,092     $   96,254
Zagrebacka Banka GDR                   7,129         68,082(b)
                                                    164,336

CZECH REPUBLIC -- 0.6%

Ceske Radiokomunikace GDR              2,054         69,425 (a,b)

DOMINICAN REPUBLIC -- 0.3%

TRICOM S.A. ADR                        4,549         37,529(a)

EGYPT -- 2.2%

Al-Ahram Beverages Co.
   S.A.E. GDR                          1,501         47,056(a)
Egyptian Company for Mobile
   Services                            8,644         99,661(a)
Olympic Group Financial
   Investment Co.                     23,220        102,255
                                                    248,972

ESTONIA -- 0.8%

Estonian Telecom Ltd. GDR              3,987         87,515(a)

GHANA -- 0.1%

Home Finance Co.                      21,419          6,644(a)

[ICON OMITTED]

GREECE -- 9.2%

A.G. Petzetakis S.A.                  24,253        221,191
Agricultural Bank of Greece           12,470         80,644(a)
Alfa Beta Vassilopoulos
   S.A. (Regd.)                        6,430        115,153
Alpha Credit Bank (Regd.)              1,900        126,465
Attica Enterprises S.A.                9,450         80,701
Delta Informatics S.A. (Regd.)         5,480        209,001
Intrasoft S.A.                         4,060         96,003
Panafon Hellenic Telecom S.A.          1,960         51,026(a)
STET Hellas Telecommunications
   S.A. ADR                            2,800         82,950(a)
                                                  1,063,134

HUNGARY -- 2.3%

BorsodChem RT                          1,006         18,678(a)
Demaz RT GDR                           5,817         87,837
Magyar Tavkozlesi RT ADR               1,789         47,856
Mezogazdasagi Gepgyarto RT             7,991         67,827(a)
OTP Bank RT                            1,121         43,364
                                                    265,562
[ICON OMITTED]
INDIA -- 9.5%

BSES Ltd. GDR                            638          6,189(a)
India Growth Fund Inc.                44,380        454,895(a)
Pentafour Software & Exports
   Ltd. GDR                           14,000        392,000
The India Fund Inc.                   25,469        238,772(a)
                                                  1,091,856

--------------
See Notes to Schedules of Investments and Financial Statements.

                                                        GE EMERGING MARKETS FUND


                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

INDONESIA -- 0.5%

PT Astra International Inc.          130,000     $   12,399(a)
PT Gudang Garam                        5,000          6,662
PT Hanjaya Mandala
   Sampoerna                          20,000         16,416
PT International Nickel               21,500         11,806
PT Mulia Industrindo                 222,500          8,360
PT Unilever Indonesia                  2,000          4,046
                                                     59,689
[ICON OMITTED]
ISRAEL -- 10.5%

Comverse Technology Inc.               1,630        138,550(a)
ECI Telecommunications Ltd.            3,275        114,625
Fundtech Ltd.                          4,915        148,064(a)
Geo Interactive Media
   Group PLC                          30,664         38,368(a)
New Dimension Software Ltd.            6,045        313,585(a)
Orbotech Ltd.                          2,801        137,599(a)
Sapiens International Corp. N.V.      13,380        139,654(a)
Tecnomatix Technologies Ltd.           5,452         72,239(a)
Teva Pharmaceutical Industries
   Ltd. ADR                            2,346        111,288
                                                  1,213,972

KAZAKHSTAN -- 1.0%

Efes Sinai Yatirim Holding A.S.    6,939,259         96,727(a)
Kazkommertsbank GDR                    5,898         25,067(a)
                                                    121,794
[ICON OMITTED]
MEXICO -- 14.8%

Cemex S.A. de C.V.                    13,159         55,232
Cifra S.A. de C.V.                    55,851         87,667(a)
Coca-Cola Femsa S.A.
   de C.V. ADR                         5,454         88,968
Controladora Comercial
   Mexicana S.A. de C.V.              72,642         71,436
Desc S.A. de C.V. (Series B)          64,248         76,952
Fomento Economico Mexicano
   S.A. de C.V. ADR                    2,630         81,366
Geo S.A. de C.V.                      40,271        117,200(a)
Gruma S.A. de C.V. (Series B)         23,062         50,156(a)
Grupo Carso S.A. de C.V. ADR           5,401         43,883
Grupo Continental S.A.                34,864         98,900
Grupo Elektra S.A. de C.V. GDR         2,886         18,759
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B)     41,372         89,542(a)
Grupo Financiero Bancomer
   S.A. ADR (Series C)                19,256        127,571(b)
Grupo Financiero Banorte
   S.A. de C.V.                      119,865        156,915(a)
Grupo Industrial Bimbo
   S.A. de C.V.                       33,850         75,396
Grupo Televisa S.A. GDR                6,234        195,592
Kimberly-Clark de Mexico,
   S.A. de C.V.                       12,143         45,737
Pepsi-Gemex S.A. de C.V. GDR           2,337         21,179(a)
Telefonos de Mexico S.A. ADR           2,640        172,920
TV Azteca S.A de C.V. ADR              1,224          7,650
Vitro S.A. ADR                         3,404         19,786
                                                  1,702,807



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
NETHERLANDS -- 0.4%

Indigo N.V.                            9,596     $   49,779(a)

PANAMA -- 0.1%

Banco Latinoamericano de
   Exportaciones, S.A.                   364          9,464

PHILIPPINES -- 1.9%

Benpres Holdings Corp.               291,200         45,089(a)
Metropolitan Bank & Trust Co.         10,500         83,322
Philippine Commercial
   International Bank                  6,560         37,075
San Miguel Corp. S.A.                 24,000         39,948
Solid Group Inc.                     314,700          5,035(a)
SPI Technologies Inc.                 15,100         10,132
                                                    220,601

POLAND -- 3.2%

Agora GDR (Regd.)                      3,469         36,598(a)
Elektrim Spolka Akeyjna S.A.           7,299         77,649
Prokom Software S.A. GDR               7,198        120,206(b)
Telekomunikacja
   Polska S.A. GDR                    24,936        132,161 (a,b)
                                                    366,614

RUSSIA -- 1.3%

Oyj Hartwall Abp                       3,610         45,278
PLD Telekom Inc.                      21,856         84,692(a)
Sun Brewing Ltd. GDR                   6,547         16,695(a)
                                                    146,665

SINGAPORE -- 1.4%

Datacraft Asia Ltd.                   69,769        163,259(a)

SOUTH AFRICA -- 3.8%

Dimension Data Holdings Ltd.          23,279        103,517(a)
M-Cell Ltd.                           17,258         26,888
Metro Cash & Carry Ltd.              117,069         91,197
Nedcor Ltd.                            6,118        136,623
Network Healthcare
   Holdings Ltd.                     168,466         32,809(a)
The Education Investment
   Corp. Ltd.                         37,173         45,246
                                                    436,280

SOUTH KOREA -- 5.7%

Dae Duck Electronics Co.               1,190         88,644
Medison Co. Ltd.                      13,190        133,297(a)
Mirae Co.                             13,040         47,186
Pohang Iron & Steel Co. Ltd.           1,990        121,670
S1 Corp.                                 350         66,178
Samsung Display Devices Co.              380         18,675
Samsung Electronics                    1,000         77,425
Sindo Ricoh Co.                        1,050         38,252
Youngone Corp.                         2,650         69,760
                                                    661,087

----------------
See Notes to Schedules of Investments and Financial Statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
[ICON OMITTED]
TAIWAN -- 5.8%

The Taiwan Fund, Inc.                 25,404    $   347,717
Taiwan Semiconductor
   Manufacturing Co.                  13,664        322,812(a)
                                                    670,529

THAILAND -- 0.5%

Banpu Public Co. Ltd.                  7,100          8,318(a)
Hana Microelectronics Public
   Co. Ltd.                            7,100         12,289(a)
Siam Cement Public Co. Ltd.            1,600         32,379(a)
                                                     52,986

TURKEY -- 3.3%

Aksigorta A.S.                     1,508,000         78,826
Dogan Yayin Holding                7,188,000         50,097(a)
Enka Holding Yatirim A.S.            189,000         29,385
Migros Turk T.A.S.                    66,000         86,691
Tansas A.S.                          432,503        136,226
                                                    381,225

TOTAL COMMON STOCK
   (COST $8,886,274)                              9,824,370

--------------------------------------------------------------------------------
PREFERRED STOCK -- 8.6%
--------------------------------------------------------------------------------

Bancodo Estado de Sao
   Paulo S.A.                        856,443         38,952
Companhia Brasileira de
   Distribuicao Grupo Pao de
   Acucar GDR                      4,161,652         61,393
Companhia Energetica
   de Minas Gerais                 5,052,708        112,986
Companhia Paranaense
   de Energia-Copel               14,165,186        106,879
Companhia Riograndense
   de Telecomunicacoes                24,252          7,353
Companhia Vale do
   Rio Doce ADR                        2,218         32,656(a)
Embratel Participacoes S.A. ADR        5,279         88,093(a)
Tele Centro Sul Participacoes
   S.A. ADR                              954         44,063(a)
Tele Norte Leste
   Participacoes S.A. ADR                723         11,116(a)
Telecomunicacoes Brasileiras
   S.A. ADR                            4,044        326,048(a)
Telecomunicacoes de
   Sao Paulo S.A. - Telesp         1,001,010        122,865
Telesp Celular Participacoes
   S.A. ADR                              477          9,987
Telesp Celular S.A.                1,002,391         37,407(a)

TOTAL PREFERRED STOCK
   (COST $757,793)                                  999,798

TOTAL INVESTMENTS IN SECURITIES
   (COST $9,644,067)                             10,824,168



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $738,545)                   738,545  $     738,545

OTHER ASSETS AND LIABILITIES,
   NET (0.3)%                                       (35,588)
                                                -----------

NET ASSETS-- 100%                               $11,527,125
                                                ============



--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Emerging Markets Fund invested in the following sectors at March 31,
1999:

                                              PERCENTAGE (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Services                                              26.35%
Capital Equipment                                     23.87%
Finance                                               19.11%
Consumer Goods                                        11.70%
Materials                                              5.94%
Energy                                                 3.72%
Multi Industry                                         3.13%
Cash and Other                                         6.18%
                                                    ----------
                                                     100.00%
                                                    ==========

--------------
See Notes to Schedules of Investments and Financial Statements.

[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE COUNTRY WEIGHTINGS IN THE
GE EMERGING MARKETS FUND AT MARCH 31, 1999.

                                                    GE STRATEGIC INVESTMENT FUND
Q&A
THE GE STRATEGIC INVESTMENT FUND IS MANAGED JOINTLY BY DAVID CARLSON, RALPH LAYMAN AND BOB MACDOUGALL. THE FUND FOLLOWS AN ASSET ALLOCATION STRATEGY AND EACH PORTFOLIO MANAGER IS RESPONSIBLE FOR INVESTMENTS WITHIN HIS AREA OF
EXPERTISE: DAVE MANAGES THE DOMESTIC EQUITY INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 8 FOR DAVE'S BIOGRAPHICAL DETAILS), RALPH MANAGES THE INTERNATIONAL EQUITY HOLDINGS WITHIN THE PORTFOLIO (PLEASE REFER TO PAGE 27 FOR RALPH'S BIOGRAPHICAL DETAILS) AND BOB MANAGES THE FIXED INCOME RELATED INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 56 FOR BOB'S BIOGRAPHICAL DETAILS).


Q. HOW DID THE GE STRATEGIC INVESTMENT FUND'S BENCHMARKS AND LIPPER PEER GROUP PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The 435 funds in the Lipper group of Balanced funds returned 12.58% for the six-month period ended March 31, 1999. In the fund's various asset classes, the Standard & Poor's 500 Composite Price Index gained 27.32%; the Morgan Stanley Capital International EAFE Index advanced 22.34% and the Lehman Brothers Aggregate Bond Index returned (0.17)%. To see how your class shares in the GE Strategic Investment Fund performed compared to its benchmarks, please refer to page 47.


Q.  WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
A. The fund did better than its peers because of security selection within its asset classes. Currently, 46% of the fund is in U.S. equities, 15% in international equities, 36% in fixed income securities, and 3% in cash. The percentage that the fund invests in U.S. equities is lower than it was several years ago and lower than the average for balanced funds. Because we are concerned about high stock market valuations, we plan to remain at the low end of our allocation in U.S. equities.


Q.  WHAT GLOBAL ECONOMIC TRENDS CONTRIBUTED TO PERFORMANCE?
A. The U.S. stock market remained narrow by historical standards, although it broadened enough to make winners out of stocks with good underlying fundamentals. Market sectors that performed well included Technology, Financial and Consumer - Cyclical. The fund's top U.S. equity holdings were Citigroup, whose earnings were buoyed by credit card use and consumer spending; NTL, which supplies cable television services to United Kingdom (U.K.) customers; and First Data, a provider of bank payment services.

    International equity performance was helped by U.K. holdings, where markets rose 4% during the first quarter of 1999, and by Continental European stocks. Positions in Latin America and Asia also made small contributions. Pressaug, the German travel company, Nokia of Finland and Mannesmann of Germany, both in telecommunications, were among the top international stocks.

    The past six months were volatile in bond markets as concerns about the economy overheating replaced recession fears. Low mortgage rates, a jump in oil prices and the possibility that the U.S. Federal Reserve was reevaluating monetary policy sent long Treasury Bond yields to 5.7% in early March. The fund increased its exposure in the mortgage and corporate sectors, which outperformed Treasuries. However, as interest rates rose, the greater interest rate exposure (duration) was a drag on performance. For more details on the performance of the three asset classes, see page 4 (GE U.S. Equity Fund), page 33 (GE International Equity Fund), and page 58 (GE Fixed Income Fund).

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We do not plan to change the fund's asset class targets while U.S. equities remain at historically high valuation levels. We expect the U.S. stock market to remain volatile, with smaller gains than in the past few years. On the international front, recent cuts in European interest rates should spur mergers and acquisitions and grow that market. However, investments in Japan will be limited to companies that are taking steps to restructure operations. In bonds, the inflation outlook appears benign because global excess capacity and new technologies, such as the internet, limit corporations' pricing power. If robust economic activity continues, the Federal Reserve may tighten monetary policy to limit inflation. Until the direction of the economy becomes clearer, we expect the market to continue trading near or at current levels.

                                                    GE STRATEGIC INVESTMENT FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
  Citigroup Inc.                   2.22%
--------------------------------------------------------------------------------
  NTL Inc.                         1.66%
--------------------------------------------------------------------------------
  First Data Corp.                 1.61%
--------------------------------------------------------------------------------
  SPDR Trust                       1.41%
--------------------------------------------------------------------------------
  AlliedSignal Inc.                1.37%
--------------------------------------------------------------------------------
  Airtouch Communications Inc.     1.35%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc. 1.27%
--------------------------------------------------------------------------------
  Cardinal Health Inc.             1.18%
--------------------------------------------------------------------------------
  Johnson & Johnson                1.17%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                 1.16%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
     A mutual fund designed for investors who seek to maximize total return through asset allocation designed to achieve capital appreciation primarily from common stocks and other equity securities and current income from bonds and other fixed income
                                   securities.

                         * LIPPER PERFORMANCE COMPARISON
                               BALANCED PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/99
                      Six     One   Five
                    Months   Year   Year
   Number of Funds
   in peer group:     435     416    175
   Peer group
   average annual
   total return:    12.58%   6.47% 14.80%
   Lipper categories
   in peer group:     BALANCED

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES
                              [LINE GRAPH OMITTED]
     GE STRATEGIC    GE STRATEGIC     S&P
      INVESTMENT  INVESTMENT W/LOAD   500      LB AGGREGATE   COMPOSITE INDEX**
1/1/94  $10000.00     $10000.00    $10000.00     $10000.00     $10000.00
          9579.14       9028.34      9618.15       9712.67       9656.85
          9579.14       9040.17      9657.88       9612.81       9642.25
SEP-94    9868.08       9300.67     10132.90       9671.58       9950.37
          9820.91       9256.21     10129.82       9708.14       9965.80
         10509.08       9904.81     11116.13      10197.82      10747.63
         11274.43      10626.15     12175.41      10819.18      11623.32
SEP-95   11853.26      11171.70     13145.54      11031.99      12269.05
         12476.93      11759.50     13927.96      11501.83      12917.49
         12800.75      12064.71     14685.15      11296.66      13241.49
         13144.39      12388.59     15348.14      11361.16      13630.04
SEP-96   13435.17      12662.64     15818.40      11570.35      13987.90
         14156.87      13342.85     17147.09      11917.58      14861.99
         14177.38      13362.18     17594.16      11851.39      15067.40
         15688.10      14786.03     20668.75      12287.94      16848.80
SEP-97   16412.69      15468.96     22223.07      12697.63      17843.86
         16658.08      15700.24     22856.04      13071.71      18367.80
         17999.38      16964.41     26047.04      13273.41      20005.09
         18410.42      17351.82     26910.44      13583.67      20594.08
SEP-98   17329.00      16334.00     24249.15      14157.79      19744.09
         19350.91      18239.57     29415.27      14205.13      22233.65
MAR-99   19990.61      18842.54     30872.63      14132.94      22848.32

                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                         SIX    ONE   FIVE    SINCE
                        MONTHS  YEAR  YEAR  INCEPTION
GE Strategic Investment 15.36% 11.06% 15.85%  14.11%
GE Strategic Investment
  w/load                 8.71%  4.69% 14.49%  12.83%
  (maximum load-5.75%)
S&P 500                 27.32% 18.53% 26.27%  23.96%
LB Aggregate           (0.17)%  6.48%  7.79%   6.81%
Composite Index         15.72% 14.21% 18.80%  17.05%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]

            GE       GE Strategic
         Strategic    Investment     S&P        LB      Composite
         Investment     w/load       500    Aggregate     Index**
12/22/93  $10000.00    $10000.00   $10000.00  $10000.00     $10000.00
Dec-93     10070.87     10070.87    10000.00   10000.00      10000.00
            9640.98      9640.98     9618.15    9712.67       9656.85
            9640.98      9640.98     9657.88    9612.81       9642.25
Sep-94      9874.90      9874.90    10132.90    9671.58       9950.37
            9819.38      9819.38    10129.82    9708.14       9965.80
           10491.68     10491.68    11116.13   10197.82      10747.63
           11241.55     11241.55    12175.41   10819.18      11623.32
Sep-95     11803.95     11803.95    13145.54   11031.99      12269.05
           12409.85     12409.85    13927.96   11501.83      12917.49
           12715.28     12715.28    14685.15   11296.66      13241.49
           13033.99     13033.99    15348.14   11361.16      13630.04
Sep-96     13306.23     13306.23    15818.40   11570.35      13987.90
           14005.58     14005.58    17147.09   11917.58      14861.99
           14012.40     14012.40    17594.16   11851.39      15067.40
           15486.67     15486.67    20668.75   12287.94      16848.80
Sep-97     16176.03     16176.03    22223.07   12697.63      17843.86
           16374.22     16374.22    22856.04   13071.71      18367.80
           17672.96     17672.96    26047.04   13273.41      20005.09
           18053.25     18053.25    26910.44   13583.67      20594.08
Sep-98     16970.00     16970.00    24249.15   14157.79      19744.09
           18927.83     18927.83    29415.27   14205.13      22233.65
Mar-99     19531.49     19531.49    30872.63   14132.94      22848.32

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SIX    ONE    FIVE     SINCE
                        MONTHS   YEAR   YEAR   INCEPTION
GE Strategic Investment 15.10%  10.52%  15.17%    13.53%
GE Strategic Investment
  w/load                11.10%   6.52%  15.17%    13.53%
  maximum load            4.0%    4.0%    0.0%      0.0%
S&P 500                 27.32%  18.53%  26.27%    23.96%
LB Aggregate            (0.17)%  6.48%   7.79%     6.81%
Composite Index         15.72%  14.21%  18.80%    17.05%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]

        GE STRATEGIC INVESTMENT    S&P 500    LB AGGREGATE     COMPOSITE INDEX**
2/22/93      $10000.00           $10000.00    $10000.00           $10000.00
              10309.14            10216.10     10042.00            10146.46
              10436.83            10268.05     10308.71            10286.96
SEP-93        10806.46            10530.86     10577.38            10552.96
              10928.42            10775.93     10583.12            10702.36
              10482.79            10364.46     10279.04            10335.11
              10462.21            10407.27     10173.36            10319.48
SEP-94        10777.59            10919.15     10235.55            10649.25
              10729.24            10915.83     10274.25            10665.76
              11488.09            11978.67     10792.48            11502.50
              12331.24            13120.14     11450.07            12439.70
SEP-95        12970.65            14165.55     11675.28            13130.78
              13654.56            15008.68     12172.53            13824.76
              14023.21            15824.63     11955.39            14171.53
              14399.09            16539.05     12023.65            14587.37
SEP-96        14731.61            17045.81     12245.04            14970.36
              15525.56            18477.59     12612.52            15905.84
              15562.97            18959.35     12542.46            16125.68
              17231.49            22272.51     13004.47            18032.19
SEP-97        18039.57            23947.44     13438.06            19097.15
              18324.57            24629.52     13833.94            19657.89
              19811.42            28068.12     14047.41            21410.17
              20278.03            28998.52     14375.76            22040.53
SEP-98        19100.00            26130.73     14983.36            21130.84
              21341.19            31697.70     15033.61            23795.26
MAR-99        22062.24            33268.15     14957.20            24453.10

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                           SIX      ONE   FIVE     SINCE
                         MONTHS    YEAR   YEAR   INCEPTION
GE Strategic Investment   15.51%  11.36% 16.05%    13.84%
S&P 500                   27.32%  18.53% 26.27%    21.83%
LB Aggregate              (0.17)%  6.48%  7.79%     6.84%
Composite Index           15.72%  14.21% 18.80%    15.82%

                                 CLASS D SHARES
                              [LINE GRAPH OMITTED]
        GE STRATEGIC INVESTMENT   S&P 500    LB AGGREGATE   COMPOSITE INDEX**
11/29/93     $10000.00           $10000.00    $10000.00       $10000.00
              10152.68            10123.40     10054.00        10095.64
               9745.04             9736.84      9765.12         9749.21
               9732.30             9777.06      9664.72         9734.47
SEP-94        10025.30            10257.94      9723.81        10045.54
               9993.60            10254.82      9760.57        10061.12
              10700.41            11253.31     10252.89        10850.42
              11498.86            12325.65     10877.60        11734.49
SEP-95        12100.96            13307.76     11091.56        12386.39
              12750.55            14099.83     11563.94        13041.03
              13101.36            14866.37     11357.66        13368.13
              13472.41            15537.53     11422.51        13760.40
SEP-96        13789.47            16013.60     11632.83        14121.68
              14546.31            17358.68     11981.94        15004.13
              14588.35            17811.27     11915.38        15211.51
              16157.90            20923.81     12354.29        17009.94
SEP-97        16928.65            22497.30     12766.20        18014.52
              17204.61            23138.08     13142.29        18543.47
              18607.41            26368.46     13345.09        20196.42
              19060.16            27242.52     13657.02        20791.04
SEP-98        17962.00            24548.38     14234.25        19932.92
              20086.68            29415.27     14205.13        22446.29
MAR-99        20773.06            30872.63     14132.94        23066.84

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                               SIX     ONE   FIVE     SINCE
                              MONTHS   YEAR  YEAR   INCEPTION
GE Strategic Investment       15.65%  11.64%  16.34%  14.68%
S&P 500                       27.32%  18.53%  26.27%  23.53%
LB Aggregate                  (0.17)%  6.48%   7.79%   6.70%
Composite Index               15.72%  14.21%  18.80%  16.96%

**The Composite Index return is a blended return composed of 60% S&P 500 Index and 40% LB Aggregate Bond Index.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                          GE STRATEGIC INVESTMENT FUND
                               [PIE CHART OMITTED]
                              DOMESTIC EQUITY 46.2%
                              BONDS AND NOTES 35.4%
                              FOREIGN EQUITY 14.8%
                                CASH & OTHER 3.6%



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

DOMESTIC EQUITY -- 45.8%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 0.6%

Air Products & Chemicals Inc.          5,574     $  190,910
Airgas Inc.                           16,832        140,968(a)
Great Lakes Chemical Corp.             3,115        114,476
Morton International Inc.             18,198        668,776
                                                  1,115,130

[ICON OMITTED]
CAPITAL GOODS -- 5.2%

Alleghany Corp. Delaware               1,061        195,055(a)
AlliedSignal Inc.                     50,174      2,467,934
Dover Corp.                           61,556      2,023,654
Emerson Electric Co.                   4,041        213,920
Hubbell Inc. (Class B)                20,767        830,680
Molex Inc. (Class A)                  39,350      1,018,181
Textron Inc.                           3,379        261,450
United Technologies Corp.              2,055        278,324
Waste Management Inc.                 46,454      2,061,396
                                                  9,350,594

[ICON OMITTED]
CONSUMER - CYCLICAL -- 6.9%

AT&T Corp. - Liberty Media
   Group (Class A)                    35,522      1,869,345(a)
Carnival Corp. (Class A)              18,581        902,340
Catalina Marketing Corp.              16,778      1,440,811(a)
Comcast Corp. (Class A)               24,101      1,516,857
Gannett Inc.                           9,782        616,266
Harman International
   Industries Inc.                     7,104        261,072
Interpublic Group Cos. Inc.           13,608      1,059,723
NTL Inc.                              36,626      2,980,441(a)
Stanley Works                          6,941        177,863
Time Warner Inc.                      10,274        730,096
Walt Disney Co.                       26,989        840,032
                                                 12,394,846

CONSUMER - STABLE -- 2.2%

Anheuser Busch Cos. Inc.               6,230        474,648
Avon Products Inc.                    17,871        841,054
Coca-Cola Co.                          1,640        100,655
Colgate-Palmolive Co.                  3,498        321,816



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

Gillette Co.                           6,831   $    406,018
Kimberly Clark Corp.                   3,277        157,091
Pepsico Inc.                          24,101        944,458
Philip Morris Cos. Inc.               21,969        773,034
                                                  4,018,774

ENERGY -- 3.0%

Anadarko Petroleum Co.                13,826        521,932
Baker Hughes Inc.                     24,865        604,530
Burlington Resources Inc.              8,143        325,211(h)
Exxon Corp.                            9,127        644,024
Nabors Industries Inc.                12,733        231,581(a)
Royal Dutch Petroleum Co. ADR         22,297      1,159,444
Schlumberger Ltd.                     25,904      1,559,097
Unocal Corp.                          10,274        378,212
                                                  5,424,031

[ICON OMITTED]
FINANCIAL -- 5.1%

American Express Co.                   7,105        834,837
Citigroup Inc.                        62,590      3,997,936
Countrywide Credit Industries          4,973        186,488
Federal National Mortgage Assoc.      33,011      2,286,012
State Street Corp.                    15,149      1,245,058(e)
Wells Fargo & Co.                     20,330        712,821
                                                  9,263,152

[ICON OMITTED]
HEALTHCARE -- 9.1%

Abbott Laboratories                   40,386      1,890,570
American Home Products Corp.          18,089      1,180,307
Bristol-Myers Squibb Co.              24,592      1,581,573
Cardinal Health Inc.                  32,134      2,120,844
Dentsply International Inc.           14,783        343,705
Eli Lilly & Co.                        3,279        278,305
Henry Schein Inc.                     16,670        420,917(a)
Johnson & Johnson                     22,461      2,104,315
Lincare Holdings Inc.                 23,776        668,700(a)
Merck & Co. Inc.                      26,014      2,085,998
Omnicare Inc.                         15,030        286,509
Pfizer Inc.                           10,711      1,486,151
Pharmacia & Upjohn Inc.                4,894        305,263
Sybron International Corp.            34,432        860,800(a)
Watson Pharmaceuticals Inc.           15,302        675,201(a)
                                                 16,289,158

INSURANCE -- 2.5%

American International
   Group Inc.                         11,956      1,442,193
Berkshire Hathaway Inc.
   (Class B)                             426      1,001,526(a)
Chicago Title Corp.                    3,120        113,490
Loews Corp.                            8,471        632,148
Marsh & McLennan Cos. Inc.            14,646      1,086,550
UNUM Corp.                             3,552        168,942
                                                  4,444,849

MISCELLANEOUS -- 1.4%

SPDR Trust                            19,800      2,540,587

----------
See Notes to Schedules of Investments and Financial Statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
RETAIL TRADE -- 0.7%
CVS Corp.                              6,011    $   285,522
Home Depot Inc.                       15,247        949,126
                                                  1,234,648

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 1.8%

Applied Materials Inc.                 4,918        303,379(a)
Cisco Systems Inc.                     9,837      1,077,767(a)
Hewlett Packard Co.                    3,334        226,087
Intel Corp.                           11,750      1,396,781
Pitney Bowes Inc.                      2,896        184,620
                                                  3,188,634

[ICON OMITTED]
TECHNOLOGY - SOFTWARE & SERVICES -- 5.2%

Automatic Data Processing Inc.        37,818      1,564,720(h)
EMC Corp.                              5,738        733,030(a)
Equifax Inc.                          50,552      1,737,725
First Data Corp.                      67,766      2,896,996
Microsoft Corp.                       13,662      1,224,457(a)
Reuters Holdings PLC ADR              14,045      1,220,159
                                                  9,377,087

TRANSPORTATION -- 0.0%

Pittston Brinks Group                  1,637         38,470

UTILITIES -- 2.1%

Airtouch Communications Inc.          25,135      2,428,669(a)
MCI WorldCom Inc.                      8,197        725,947(a)
SBC Communications Inc.               11,804        556,264
                                                  3,710,880

TOTAL DOMESTIC EQUITY
   (COST $53,444,348)                            82,390,840

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 14.8%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 0.4%

Billiton PLC                          30,280         73,575
Ispat International N.V. (Regd.)
   (Class A)                           5,955         44,290
Johnson Matthey PLC                    7,469         56,254
Montedison S.p.A.                    231,745        240,551
Pohang Iron & Steel Co. Ltd.           1,024         62,609
Shin-Etsu Chemical Co.                 7,000        183,845
                                                    661,124

[ICON OMITTED]
CAPITAL GOODS -- 2.5%

ABB AG                                   123        163,117
Alstom                                15,384        457,433(a)
Barlow Ltd.                           18,375         98,409
CRH PLC                                9,966        171,199
Desc S.A. de C.V. (Series B)          30,542         36,581
Desc S.A. de C.V. ADR (Class C)        4,548        121,375
FKI PLC                               81,944        207,709
Grupo Carso S.A. de C.V. ADR          18,606        151,174
Lyonnaise Des Eaux S.A.                1,552        287,626



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Mannesmann AG                          6,951   $    889,115
Minebea Co. Ltd.                      20,000        206,731
Preussag AG                            1,551        833,478
BTR Siebe PLC                        186,896        823,005
VA Technologie AG                        998         71,921
                                                  4,518,873

[ICON OMITTED]
CONSUMER - CYCLICAL -- 2.4%

Airtours PLC                          70,937        521,101
Autoliv Inc. SDR                      13,342        508,468
Canon Inc.                            12,000        296,922
DaimlerChrysler AG                     4,645        404,806(a)
Granada Group PLC                     24,492        494,279
Grupo Televisa S.A. GDR                  317          9,946
Honda Motor Co.                        4,000        180,720
Johnson Electric Holdings             55,600        156,766
Kinnevik AB (Series B)                 1,406         26,963
Michelin CGDE (Regd.)
   (Class B)                           8,089        363,406
Philips Electronics N.V.               5,039        411,083
Reed International PLC                13,259        117,951
Saatchi & Saatchi PLC                  9,979         33,269
SEMA Group PLC                        30,367        341,231
Societe Europeene de
   Communication S.A.
   ADR (Class A)                          21            242(a)
Societe Europeene de
   Communication S.A.
   ADR (Class B)                         193          2,364(a)
Sony Corp.                             4,500        416,121
Volkswagen AG                          1,442         96,200
                                                  4,381,838

CONSUMER - STABLE -- 0.1%

Gruma S.A. de C.V. (Series B)          9,467         20,589(a)
Panamerican Beverages Inc.
   (Class A)                           2,465         43,291
San Miguel Corp. S.A.                 31,910         53,115
                                                    116,995

ENERGY -- 0.9%

Coflexip S.A. ADR                      5,082        175,329
Elf Aquitaine S.A. ADR                 1,380        187,709
Repsol S.A.                            1,677         86,492
Saipem                                52,614        204,800
Total S.A. (Class B)                   5,369        662,377
Veba AG                                4,624        243,485
Viag AG                                  222        122,635
                                                  1,682,827

[ICON OMITTED]
FINANCIAL -- 2.2%

Alpha Credit Bank (Regd.)                510         33,946
Argentaria S.A.                       13,632        328,103
Banca Intesa S.p.A.                   58,173        343,431
Banco Comercial Portugues
   (Regd.)                             4,680        141,687
Bank of Ireland                       13,456        279,814
Bank of Scotland PLC                   6,367         84,652
Bayerische Vereinsbank AG              6,681        400,200
Canary Wharf Group PLC                 7,989         42,693(a)

------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Credit Suisse AG                       1,253     $  234,229
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B)     80,635        167,743(a)
ING Groep N.V.                        12,463        687,930
Investor AB (Series B)                   839         36,776
Invik & Co. AB                           702         45,729
Merita Ltd. (Series A)                44,152        236,787
Newcourt Credit Group Inc.             3,829        103,240
Societe Generale                       2,093        402,824
Uniao de Bancos Brasilieros
   S.A. GDR                            5,769        111,053
Unicredito Italiano S.p.A.            17,104         92,468
Zurich Allied AG (Regd.)                 319        204,608
                                                  3,977,913

 HEALTHCARE -- 1.0%

Fresenius Medical Care AG              4,899        296,634
Novartis AG (Regd.)                      167        271,575
Novo-Nordisk AS (Series B)             1,897        212,390
Nycomed Amersham PLC                  10,759         93,453
Rhone-Poulenc S.A. (Class A)          10,195        461,878
Shire Pharmaceuticals Group
   PLC ADR                             5,897        134,525(a)
Teva Pharmaceutical Industries
   Ltd. ADR                            5,442        258,155
                                                  1,728,610
INSURANCE -- 1.3%

Assicurazioni Generali                 7,912        317,385
AXA-UAP                                6,065        805,295
Commercial Union PLC                   7,617        119,779
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.)               787        159,127(a)
Muenchener Rueckversicherungs-
   Gesellschaft AG                       787        156,999
Pohjola Group Insurance Ltd. Co.
   (Series B)                          1,279         67,763
Royal & Sun Alliance Insurance
   Group PLC                          39,248        370,690
Sampo Insurance Co. Ltd.
   (Series A)                          9,099        285,310
                                                  2,282,348

RETAIL TRADE -- 0.6%

Carrefour S.A.                           458        353,582
Giordano International Ltd.          128,000         39,641
Great Universal Stores PLC            10,913        114,700
Jeronimo Martins, SGPS, S.A.           1,870         66,724(a)
Jeronimo Martins, SGPS, S.A.             623         22,229
Koninklijke Ahold N.V.                 9,299        356,936
Somerfield PLC                        40,018        205,134
                                                  1,158,946

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 1.9%

Brambles Industries Ltd.              16,498        419,378
Cable & Wireless
   Communication PLC                  32,074        362,484(a)
Comverse Technology Inc.               3,202        272,170(a)
ECI Telecommunications Ltd.           11,933        417,655



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Ericsson LM Telephone
   (Series B)                         11,285   $    274,808
NetCom Systems AB (Series B)           3,043        103,743(a)
Nokia Oyj (Series A)                   3,089        497,991
Northern Telecom Ltd.                  2,599        161,463
Schneider S.A.                         6,601        365,788
Taiwan Semiconductor
   Manufacturing Co.                 106,000        332,599(a)
Toshiba Corp.                         46,000        314,268
                                                  3,522,347

[ICON OMITTED]
TECHNOLOGY - SOFTWARE & SERVICES -- 0.5%

Cap Gemini S.A.                        4,081        684,391
CGI Group Inc. (Class A)               7,777        168,729(a)
NTT Data Corp.                             6         46,413
                                                    899,533

TRANSPORTATION -- 0.2%

IHC Caland N.V.                        6,187        234,139
Railtrack Group PLC                    3,053         69,796
                                                    303,935

UTILITIES -- 0.8%

Hellenic Telecommunication
   Organization S.A. ADR               8,436         98,596
Hellenic Telecommunication
   Organization S.A.                   7,530        183,174
Helsingin Puhelin Oyj                    486         23,805
Telecom Italia Mobile S.p.A.          53,791        362,346
Telecom Italia S.p.A.                  2,126         12,643(n)
Telecom Italia S.p.A.                 42,037        447,252
Telefonica S.A.                        1,197         50,851
Telekomunikacja
   Polska S.A. GDR                    26,113        138,399 (a,b)
Vodafone Group PLC                     6,966        129,336
                                                  1,446,402

TOTAL FOREIGN EQUITY
   (COST $23,228,907)                            26,681,691



                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 35.4%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 7.0%

U.S. Treasury Bonds
10.625%     08/15/15              $  356,000        533,498(h)
8.125%      08/15/19               1,435,000      1,806,981(h)
8.13%       05/15/21                 797,000      1,011,943(h)
5.25%       11/15/28               1,343,000      1,252,562(h)
5.25%       02/15/29               2,189,000      2,069,284(h)
                                                  6,674,268

-----------
See Notes to Schedules of Investments and Financial Statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)


                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. Treasury Notes
5.375%      06/30/00              $  689,000    $   692,555(h)
5.125%      08/31/00                 322,000        322,502(h)
4.50%       01/31/01               1,040,000      1,030,900(h)
6.50%       08/31/01                 526,000        542,764(h)
5.25%       08/15/03                 476,000        476,819(h)
4.75%       02/15/04               1,490,000      1,467,188(h)
4.75%       11/15/08                 470,000        452,742(h)
                                                  4,985,470
U.S. Treasury STRIPS
5.89%       08/15/11                 973,000        474,941 (d,h)
5.91%       02/15/12                 845,000        399,431 (d,h)
                                                    874,372

TOTAL U.S. TREASURIES
   (COST $12,710,405)                            12,534,110


FEDERAL AGENCIES -- 7.9%

Federal Home Loan Bank
5.62%       08/10/00                 400,000        401,564
6.22%       03/18/08                 190,000        189,555
5.75%       04/15/08                 515,000        510,334
                                                  1,101,453
Federal National Mortgage Assoc.
5.67%       05/26/00                 850,000        855,313
5.56%       07/24/00                 565,000        566,678
5.10%       09/25/00                 205,000        204,358
5.38%       01/16/01                 665,000        665,831
5.75%       04/15/03                 288,000        290,474
5.125%      02/13/04                 820,566        805,820
6.99%       07/09/07                 855,000        877,974
5.64%       12/10/08                 255,000        248,523
6.04%       02/25/09                 930,000        916,338
9.00%       06/01/09                 437,013        469,243
7.50%       12/01/09                 795,279        820,624
5.50%       01/01/14 - 02/01/14    1,359,999      1,324,299
9.00%       04/01/16                 224,323        240,937
7.50%       12/01/18                 111,123        114,452
7.50%       12/01/23                 398,819        410,158
6.16%       08/07/28                 495,000        487,036
9.50%       01/1/29                  483,047        517,447
6.50%       01/01/29 - 03/01/29    1,018,934      1,014,156
9.00%       01/01/29 - 12/01/29      349,795        371,967
6.50%       TBA                       93,000         92,579(c)
8.00%       TBA                    1,550,000      1,612,248(c)
                                                 12,906,455
Small Business Administration
6.55%       10/01/17 - 12/01/17      126,439        127,950

TOTAL FEDERAL AGENCIES
   (COST $14,171,176)                            14,135,858

AGENCY MORTGAGE BACKED -- 7.9%

Federal Home Loan Mortgage Corp.
5.00%       02/15/01                 595,000        592,769
5.125%      10/15/08                 205,000        193,821
7.50%       06/01/10                 208,620        215,513
7.50%       01/01/14                  92,908         95,978
9.00%       04/01/16 - 07/01/16       83,417         88,327
9.00%       02/01/17                 120,401        127,681
8.00%       04/15/20                  18,213         18,941



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
6.247%      03/25/21              $   81,000 $       80,620
9.00%       06/01/21                  44,258         47,190(h)
8.00%       08/01/24                  20,005         20,811
8.00%       10/01/25                  18,208         18,942
8.00%       11/01/26                  25,385         26,409
8.00%       02/01/28                  29,394         30,579
6.50%       TBA                    2,065,000      2,057,256(c)
7.00%       TBA                       25,000         25,340(c)
                                                  3,640,177
Federal National Mortgage Assoc.
6.50%       01/01/04                   8,063          8,103
6.50%       04/01/13                 714,672        721,147
8.50%       04/01/17                  14,471         15,226(h)
7.00%       06/18/20                  64,274         64,294(b)
8.00%       10/25/20                  46,657         48,290
6.424%      12/25/23                  91,000         91,171
9.00%       11/01/25                 456,811        485,647
8.50%       12/01/26                 198,019        207,919
7.00%       10/01/27 - 11/01/27      715,752        726,690
7.00%       07/01/28                 631,761        640,448
                                                  3,008,935
Federal National Mortgage Assoc. REMIC
7.623%      12/17/04                  83,603         87,078
6.181%      05/25/14                  28,121         28,252
6.42%       05/25/18                  61,000         60,924
15.05%      07/25/20                  14,389         13,945(d,f)
9.00%       05/25/22                  47,121         10,543(g)
8.50%       07/01/22                  62,762         13,828(g)
                                                    214,570
Government National Mortgage Assoc.
7.00%       03/15/12                 500,093        512,905
9.00%       11/15/16                 730,933        783,691
9.00%       01/15/17 - 11/15/17      429,434        461,143
8.50%       12/15/17               1,071,425      1,136,707
9.50%       12/15/17                  50,734         54,532
9.00%       12/15/21                  33,888         36,377
9.50%       08/15/22                 375,452        406,662
7.50%       01/15/23                 114,131        117,769
9.50%       08/15/23                  74,964         81,031
6.50%       02/15/24 - 03/15/24      601,402        600,272
6.50%       02/15/24                 347,876        347,222(b)
6.50%       04/15/28               2,104,486      2,095,267
7.00%       04/15/28                 477,829        485,145
9.50%       03/15/29                 280,000        304,763
                                                  7,423,486

TOTAL AGENCY MORTGAGE BACKED
   (COST $14,249,534)                            14,287,168


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%

Collateralized Mortgage Obligation Trust
4.44%       09/01/15                  11,480         10,580 (d,f)
4.98%       11/01/18                  30,281         24,404 (d,f)
                                                     34,984
Federal Home Loan Mortgage Corp.
5.75%       06/15/23                 137,000        135,673

Federal National Mortgage Assoc.
8.50%       03/01/17 - 04/01/17       37,045          7,989(g)
8.50%       01/01/18                   4,533            965(g)
4.47%       12/25/22                  46,553         39,105 (d,f)
                                                     48,059

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $211,645)                                  218,716

------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

ASSET BACKED -- 0.7%

Advanta Mortgage Loan Trust Corp.
6.30%       07/25/25              $   13,742      $  13,777
Capital One Master Trust
5.43%       01/15/07                  82,000         80,783
Chase Credit Card Master Trust
6.00%       08/15/05                 109,000        110,021
Citibank Credit Card Master Trust
5.75%       01/15/03                  19,000         19,048
5.50%       02/01/06                 121,000        119,422
Discover Card Master
   Trust I (Class A)
5.75%       10/16/03                  89,000         88,944
5.30%       08/15/04                  72,000         71,134
5.60%       05/15/06                 312,000        308,928
First USA Credit Card
   Master Trust (Class A)
5.28%       09/18/06                 126,000        123,401
Ford Credit Auto Loan Master Trust
5.50%       02/15/03                  47,000         46,967
Ford Credit Auto Owner Trust
5.90%       06/15/02                 106,000        106,464
Green Tree Financial Corp.
6.90%       04/15/18                  71,032         72,097
Peco Energy Transport Trust
5.80%       03/01/07                  61,000         60,543
6.05%       03/01/09                  61,000         60,466

TOTAL ASSET BACKED
   (COST $1,292,610)                              1,281,995

CORPORATE NOTES -- 7.8%

Abbey National PLC
6.70%       06/29/49                  55,000         53,997
7.35%       10/29/49                  42,000         42,558
Associates Corporation of
   North America
6.375%      10/15/02                 200,000        203,510
5.75%       11/01/03                 100,000         99,354
AT&T Corp.
6.00%       03/15/09                  75,000         74,514
6.50%       03/15/29                  70,000         68,429
Bank of Scotland
7.00%       11/29/49                  60,000         59,955(b)
Beckman Instruments Inc.
7.10%       03/04/03                  85,000         84,106
Bellsouth Telecomm Inc.
6.375%      06/01/28                  75,000         71,426
Bertelsmann US Finance
5.375%      01/28/04                 145,000        140,274(a)
Boston University
7.625%      07/15/2097               200,000        217,200
Brascan Ltd.
7.375%      10/01/02                  60,000         60,144
Carnival Corp.
5.65%       10/15/00                 175,000        175,012
Carter Holt Harvey Ltd.
8.875%      12/01/04                 200,000        214,154
Champion International Corp.
6.40%       02/15/26                  50,000         49,496




                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
Cleveland Electric Co. Toledo Edison
7.19%       07/01/00              $   30,000    $    30,251
Coastal Corp.
6.375%      02/01/09                 160,000        158,637
Coca Cola Enterprises Inc.
7.00%       10/01/26                  75,000         78,851
Columbia University Trustees
   New York
6.83%       12/15/20                  65,000         68,193
Conseco Inc.
6.40%       06/15/01                 135,000        132,756
6.80%       06/15/05                  45,000         43,393
8.70%       11/15/26                  50,000         45,317
Continental Cablevision Inc.
8.50%       09/15/01                  70,000         73,727
Corporacion Andina De Fomento
6.75%       03/15/05                 130,000        123,182
Crown Cork & Seal Co. Inc.
8.375%      01/15/05                  30,000         32,178
CSX Corp.
6.25%       10/15/08                 270,000        265,388
Dayton Hudson Corp.
5.895%      06/15/37                  85,000         85,244
DDR Pass-Through Asset Trust
7.125%      03/15/02                 330,000        326,700(b)
Duke Energy Corp.
5.375%      01/01/09                 150,000        141,671
Duquesne Light Co.
8.70%       06/01/16                  60,038         65,665
Empresa Nacional De Electricidad
8.125%      02/01/97                  65,000         54,701
Fairfax Financial Holdings Ltd.
7.375%      04/15/18                 100,000         93,696
Federated Department Stores, Inc.
6.125%      09/01/01                  85,000         85,672
Ford Motor Credit Co.
7.32%       05/23/02                 187,000        187,432
5.80%       01/12/09                 150,000        144,092
Fujian International Trust &
   Investment Corp.
7.375%      08/25/07                  65,000         19,500(b)
General Motors Acceptance Corp.
5.75%       11/10/03                  50,000         49,567
6.15%       04/05/07                 155,000        154,478
Goldman Sachs Group L.P.
6.20%       12/15/00                 100,000        100,439(b)
Guangdong International Trust &
   Investment Corp.
8.75%       10/24/16                  50,000         10,000(b)
HCR Manor Care
7.50%       06/15/06                  70,000         69,887
Heritage Media Corp.
8.75%       02/15/06                  90,000         96,075
Household Finance Corp.
6.125%      07/15/02                  40,000         40,270
Hydro-Quebec
8.05%       07/07/24                  95,000        109,904
8.25%       04/15/26                  50,000         59,167
Israel Electric Corp. Ltd.
7.125%      07/15/05                  50,000         50,230(b)
8.10%       12/16/26                  25,000         23,112(b)
J.C. Penney Co. Inc.
7.40%       04/01/37                  65,000         67,764
J.P. Morgan & Co.
6.00%       01/15/09                 200,000        192,960
Korea Development Bank
7.125%      09/17/01                  70,000         68,622
6.625%      11/21/03                  75,000         70,486

------------
See Notes to Schedules of Investments and Financial Statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)


                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
Landesbank Baden-Wuerttember
7.875%      04/15/04              $   40,000     $   43,280
Lasmo USA Inc.
6.75%       12/15/07                  55,000         53,613
LCI International Inc.
7.25%       06/15/07                  49,000         49,923
Lehman Brothers Holdings Inc.
6.90%       03/30/01                  35,000         35,424
8.50%       08/01/15                  80,000         88,937
7.50%       08/01/26                 115,000        119,124
LG&E  Capital Corp.
5.75%       11/01/01                  90,000         89,653(b)
Liberty Property Ltd. Partnership
7.50%       01/15/18                  70,000         60,733
Lubermens Mutual Casualty
8.30%       12/01/37                  40,000         40,776(b)
MBNA Corp.
6.306%      04/22/03                 150,000        148,451
MCI Communications Corp.
6.125%      04/15/02                 200,000        201,824
MCI Worldcom Inc.
6.125%      08/15/01                  55,000         55,509
6.40%       08/15/05                  85,000         85,991
8.875%      01/15/06                 100,000        107,706
Meditrust
7.114%      08/15/04                 100,000         86,879
Merita Bank Ltd.
7.15%       12/29/49                 250,000        249,680(b)
Monsanto Co.
5.75%       12/01/05                  65,000         63,482
6.60%       12/01/28                  65,000         62,330(b)
Morgan Stanley Dean Witter & Co.
5.625%      01/20/04                 160,000        158,005
Nabisco Inc.
6.125%      02/01/33                  70,000         67,612
Natexis AMBS Co. LLC
8.44%       12/29/49                  95,000         93,846(b)
National Rural Utilities
   Cooperative
6.046%      04/15/03                 100,000        100,656
5.50%       01/15/05                  75,000         73,470
National Westminster Bank PLC
7.75%       04/29/49                  35,000         36,458
New Jersey Economic
   Development Authority
7.425%      02/15/29                  65,000         71,857
Newcourt Credit Group Inc.
   (Series B)
6.875%      02/16/05                  65,000         66,511
Newell Co.
6.35%       07/15/08                 150,000        150,108
News America Holdings Inc.
8.15%       10/17/36                 210,000        227,770
Niagara Mohawk Power Corp.
9.50%       06/01/00                  80,000         83,382
Noram Energy Corp.
6.375%      11/01/03                  70,000         69,091
Norfolk Southern Corp.
7.05%       05/01/37                  30,000         31,110
7.90%       05/15/97                  78,000         85,940
North Atlantic Energy Corp.
9.05%       06/01/02                  77,000         79,168
Northrop-Grumman Corp.
8.625%      10/15/04                  65,000         71,672
Occidental Petroleum Corp.
7.375%      11/15/08                  65,000         65,380



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
Ontario Province of Canada
6.125%      06/28/00              $   250,000  $    252,115
Paramount Communications Inc.
5.875%      07/15/00                 150,000        150,371
Pepsi Bottling Holdings Inc.
5.375%      02/17/04                 150,000        147,006(b)
5.625%      02/17/09                  65,000         63,050(b)
Philip Morris Cos. Inc.
7.25%       09/15/01                  60,000         61,748
7.20%       02/01/07                  30,000         31,234
7.65%       07/01/08                 100,000        107,719
Phillips Petroleum Co.
6.375%      03/30/09                  95,000         94,825
Pitney Bowes Credit
9.25%       06/15/08                 200,000        242,380
Provident Bank Home Equity
   Loan Trust
6.72%       01/25/13                  94,164         95,171
Raytheon Co.
6.75%       08/15/07                 150,000        153,785
Republic of Columbia
7.25%       02/15/03                  35,000         31,631
Republic of Panama
7.875%      02/13/02                  50,000         48,875(b)
Riggs Capital Trust
8.625%      12/31/26                  40,000         39,161(b)
RJR Nabisco Inc.
8.00%       07/15/01                 125,000        128,906
7.625%      09/15/03                  50,000         51,173
Safeway Inc.
5.75%       11/15/00                  60,000         60,043
Sprint Capital Corp.
5.70%       11/15/03                  60,000         59,214
6.125%      11/15/08                  55,000         54,069
6.875%      11/15/28                 230,000        227,102
St. George Funding Co.
8.485%      12/31/19                 150,000        140,250(b)
Stop & Shop Cos. Inc.
9.75%       02/01/02                  40,000         43,615
Sun Life Canada Capital Trust
8.526%      05/29/49                 225,000        230,306(b)
SunAmerica Inc.
5.60%       07/31/97                 150,000        123,090
Suntrust Banks Inc.
6.00%       01/15/28                  60,000         59,150
TCI Communications Inc.
8.65%       09/15/04                  85,000         95,817
Tele-Communications Inc.
9.80%       02/01/12                 125,000        163,853
Tenet Healthcare Corp.
7.875%      01/15/03                  60,000         59,550
8.00%       01/15/05                  25,000         24,688
Texas Utilities Co.
5.943%      10/15/01                 100,000        100,823
Time Warner Pass-Through
   Asset Trust
6.10%       12/30/01                 250,000        251,938(b)
6.625%      05/15/29                 100,000         95,337
Times Mirror Co.
6.61%       09/15/27                 245,000        253,445
Transamerica Capital
7.625%      11/15/37                 100,000        103,794
Turner Broadcasting Systems Inc.
8.375%      07/01/13                  90,000        104,222

---------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND


                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
Tyco International Group S.A.
6.25%       06/15/03              $   85,000    $    85,556
6.125%      11/01/08                  60,000         58,847(b)
7.00%       06/15/28                 305,000        301,514
Union Pacific Corp.
6.79%       11/09/07                 110,000        112,580
United Illuminating Co.
6.25%       12/15/02                  25,000         24,843
United Parcel Service Inc.
8.375%      04/01/30                 115,000        137,994
US West Capital Funding Inc.
6.125%      07/15/02                  30,000         30,313
6.875%      07/15/28                  45,000         45,033
USA Waste Services Inc.
6.125%      07/15/01                 250,000        251,100
USX Marathon Group
9.80%       07/01/01                  60,000         64,525
8.125%      07/15/23                  60,000         63,491
Washington Mutual Capital
8.375%      06/01/27                  35,000         36,757
Waste Management Inc.
6.65%       05/15/05                  80,000         81,710
Waterford 3FDG - Entergy
8.09%       01/02/17                 183,590        192,995
Westdeutsche Landesbank
6.75%       06/15/05                 100,000        100,872
Westinghouse Electric Corp.
8.875%      06/01/01                  40,000         42,272
Williams Cos. Inc.
6.125%      02/15/02                 120,000        120,277
Yale University
7.375%      04/15/96                  65,000         72,181
Zurich Capital Trust
8.376%      06/01/37                  40,000         42,402(b)

TOTAL CORPORATE NOTES
   (COST $14,160,316)                            14,023,405


NON-AGENCY MORTGAGE BACKED SECURITIES -- 3.6%

Amresco Commercial Mortgage
   Funding Corp.
6.73%       06/17/29                  75,061         76,163
Asset Securitization Corp.
6.50%       02/14/41                  65,700         66,306
BHN Mortgage Trust
7.54%       05/03/17                  56,186         42,561(b)
Chase Commercial Mortgage
   Securities Corp.
6.39%       11/18/08                 203,000        203,317
Commercial Mortgage
   Acceptance Corp.
6.49%       05/15/08                 106,000        106,696
Credit Suisse First Boston
   Mortgage Securities Corp.
6.30%       11/11/30                 228,000        225,079
DLJ Commercial Mortgage Corp.
6.24%       11/12/31                 223,000        220,770
DLJ Mortgage Acceptance Corp.
6.14%       10/15/06                  88,382         88,465
6.41%       02/15/08                 246,000        245,308
6.65%       12/17/27                  25,090         25,294(b)
First Union Lehman Brothers
6.28%       06/18/07                 308,188        310,402
6.56%       11/18/08               1,335,000      1,355,025
GMAC Commercial Mortgage
   Security Inc.
6.42%       08/15/08                 146,000        147,072
9.88%       08/15/23               2,008,309         83,470(d)



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
GS Mortgage Securities Corp.
6.86%       07/13/30                $117,000    $   120,839
Lehman Large Loan
6.79%       10/15/34                  71,758         73,440
Merrill Lynch Mortgage
   Investors Inc.
6.39%       02/15/30                 291,000        291,500
Mid State Trust
7.54%       07/01/35                  26,933         26,756
Morgan Stanley Capital Inc.
6.86%       05/15/06                 121,346        124,664(b)
6.52%       01/15/08                 159,000        160,516
6.54%       05/15/08                 315,000        318,938
6.21%       09/15/08                 362,000        358,380
9.81%       04/15/23                 983,104         42,089(d)
6.59%       10/03/30                  47,025         47,855
6.01%       11/15/30                 124,052        123,742
6.48%       11/15/30                 212,000        213,524
9.96%       11/15/31               1,534,289         77,913 (b,d)
Nationslink Funding Corp.
6.001%      11/20/07                  70,488         70,312
6.476%      07/20/08                 211,000        212,484
Sawgrass Finance REMIC Trust
6.45%       01/20/06                  60,000         60,347
Structured Asset Securities Corp.
5.536%      06/15/15                 498,738        496,088(b)
8.419%      04/25/27                  73,336         76,522
9.41%       02/25/28                 662,401         35,604(d)
Vornado Finance Corp.
6.36%       12/01/00                 355,000        358,051(b)

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $6,530,360)                              6,485,492


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%

BlackRock Capital Finance
6.266%      11/25/28                  88,603         86,720
7.22%       11/25/28                 255,000        254,522
7.25%       11/25/28                 150,132        129,301
Salomon Brothers Mortgage
   Securities Inc.
7.00%       07/25/24                 220,496        210,589

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $704,458)                                  681,132


TOTAL BONDS AND NOTES
   (COST $64,030,504)                            63,647,876



                                        NUMBER
                                     OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
--------------------------------------------------------------------------------

DOMESTIC PREFERRED -- 0.4%

Centaur Funding Corp.
   (Series B), 9.08%                     255        283,297(b)
Microsoft Corp. (Series A), 2.75%      3,443        339,136
News Corp. Exchange Trust,
   5.00%                                 680         42,415 (a,b)
TCI Communications Inc.,
   10.00%                              2,800         75,775
                                                    740,623

------------
See Notes to Schedules of Investments and Financial Statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)


                                        NUMBER
                                     OF SHARES         VALUE
--------------------------------------------------------------------------------

INTERNATIONAL PREFERRED -- 0.0%

Fresenius Medical Care AG                878$        33,227
LaSalle National Corp., 6.46%             30         32,325
                                                     65,552

TOTAL PREFERRED STOCK
   (COST $806,135)                                  806,175

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02
   (COST $0)                              27            963(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $141,509,894)                          173,527,545

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.2%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $9,260,487)               9,260,487      9,260,487



                   EXPIRATION DATE/   NUMBER OF
                     STRIKE PRICE     CONTRACTS        VALUE
--------------------------------------------------------------------------------
CALL OPTIONS -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Notes  Apr 99/98.56       (554)           (43)
U.S. Treasury Notes  Apr 99/99.56       (555)          (178)
U.S. Treasury Notes  Apr 99/98.72       (555)          (564)
  (WRITTEN OPTION PREMIUM $(4,550))                    (785)

--------------------------------------------------------------------------------
PUT OPTIONS -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Notes  Apr 99/92.56       (554)          (606)
U.S. Treasury Notes  Apr 99/93.56       (555)        (3,419)
U.S. Treasury Notes  Apr 99/92.72       (555)        (2,818)
  (WRITTEN OPTION PREMIUM $(5,026))                  (6,843)

OTHER ASSETS AND LIABILITIES,
   NET (1.6)%                                    (2,842,831)
                                               ------------

NET ASSETS-- 100%                              $179,937,573
                                               ============

-------------
See Notes to Schedules of Investments and Financial Statements.

[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE COMBINED INDUSTRY WEIGHTINGS FOR THE DOMESTIC AND FOREIGN EQUITIES IN THE GE STRATEGIC INVESTMENT FUND AS OF MARCH 31, 1999.

                                                                 GE INCOME FUNDS
Q&A

ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE INVESTMENTS. TOTAL ASSETS UNDER HIS MANAGEMENT EXCEEDS $29 BILLION. BOB JOINED GE INVESTMENTS IN 1986 AS A MUTUAL FUND PORTFOLIO MANAGER AND WAS APPOINTED TO HEAD THE TAXABLE FIXED INCOME TEAM IN 1992, AND THE TAX-EXEMPT FIXED INCOME TEAM IN 1998. PREVIOUSLY HE WAS WITH GE'S CORPORATE TREASURY OPERATION MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN THE AREAS OF DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.


Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH PERIOD ENDED MARCH 31,1999.
A. The past six months have certainly been volatile for the fixed income markets. As we entered October the market was still reacting to the turmoil caused by the Russian debt default in August and the near collapse of Long Term Capital Management -- a large hedge fund -- in September. Investors' "flight to quality" drove the yield on 30-Year U.S. Treasury Bonds to a record low of 4.7%. Lower quality bonds, especially high yield bonds and emerging market debt, significantly underperformed the market. The Federal Reserve (the "Fed") cut short-term interest rates three times to help restore stability and confidence to the markets.

    As the crisis receded, the market returned its focus to the fundamentals. Fears of recession were replaced with concerns that an overheating economy might put upward pressure on inflation. Low unemployment and a buoyant stock market boosted consumer income, confidence and spending. Low mortgage rates helped the housing sector reach record levels of activity. Adding to the bond market's worries were a 40% jump in the price of oil and comments by Fed Chairman Alan Greenspan that the Fed was re-evaluating the appropriateness of the three easings of monetary policy of 1998. These factors combined to send the yield on long U.S. Treasury Bonds to 5.7% in early March -- an increase of 100 basis points from the October lows. The front end of the yield curve fared even worse as market expectations of Fed policy switched from easing to possible tightening. The yield on two-year U.S. Treasury Notes, which reached a low in October 1998 of 3.8%, then rose to 5.2% in March 1999.


GE FIXED INCOME FUND


Q. HOW DID THE GE FIXED INCOME FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The Lehman Brothers Aggregate Bond Index returned (0.17)% while the average return for the 146 Intermediate U.S. Government Bond funds tracked by Lipper was (0.93)%. To see how your class of shares in the GE Fixed Income Fund performed compared to its benchmark, please refer to page 58.


Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?
A. The widening of corporate and mortgage spreads to U.S. Treasury securities which occurred in the third quarter of 1998 presented many opportunities for value. We increased our exposure to those sectors and benefited as they outperformed Treasuries. On the other hand, our greater interest rate exposure (duration) was a drag on performance as interest rates rose.

[PHOTO OF ROBERT MACDOUGALL OMITTED]

GE GOVERNMENT SECURITIES FUND


Q. HOW DID THE GE GOVERNMENT SECURITIES FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The Lehman Brothers Government Bond Index returned (1.52)% while the average return for the 146 Intermediate U.S. Government Bond funds tracked by Lipper was (0.93)%. To see how your class of shares in the GE Government Securities Fund performed compared to its benchmark, please refer to page 64.


Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?
A. Our overweight in both federal agency and mortgage backed securities contributed to performance for two reasons. They generated higher coupon income and, as their spread to U.S. Treasuries narrowed during this period, they had better price performance. Partially offsetting this were relatively greater price declines due to our longer duration position.


GE SHORT-TERM GOVERNMENT FUND


Q. HOW DID THE GE SHORT-TERM GOVERNMENT FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The Lehman Brothers 1-3 Year Government Bond Index returned 1.38% while the average return for the 197 Short-Term U.S. Government Bond funds tracked by Lipper was 0.67%. To see how your class of shares in the GE Short-Term Government Fund performed compared to its benchmark, please refer to page 67.


Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?
A. We followed our strategy of overweighting "spread product" (i.e. mortgage backed securities and Federal Agency notes) while overweighting duration in this fund as well, albeit with a much shorter average duration. In the non-government sector of the portfolio, our position in asset backed securities performed well.


OVERALL


Q.  WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?
A. At this time we have a very benign inflation outlook as global excess capacity and new technologies, such as the internet, limit corporations' pricing power. Real interest rates are attractive. If, the level of economic activity continues to grow at the robust rate we have seen of late, the Federal Reserve may decide to tighten monetary policy to prevent a resurgence of inflation. Until we see clearer indications of the direction we are headed -- slower growth or higher inflation -- the market will continue to trade in a range around current levels.

                                                            GE FIXED INCOME FUND

--------------------------------------------------------------------------------
                                 QUALITY RATINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------


                              Percent of
Moody's/S&P Ratings+          Net Assets
--------------------------------------------------------------------------------
Aaa or better                   78.0%
A to AA                         10.8%
Below A                         11.2%
--------------------------------------------------------------------------------
                               100.0%

+ MOODY'S INVESTORS SERVICE, INC./STANDARD & POOR'S ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

                               INVESTMENT PROFILE
   Amutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing primarily in fixed income securities including government and corporate bonds and asset- and mortgage-backed
                        securities including CMOs & ARMs.

                         * LIPPER PERFORMANCE COMPARISON
                     INTERMEDIATE U.S. GOVERNMENT PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/99
                       Six    One   Five
                     Months  Year   Year
   Number of Funds
   in peer group:      146    142    81
   Peer group
   average annual
   total return:     (0.93)% 5.50%  6.33%
  Lipper categories
  in peer group:     INTERMEDIATE U.S.
                           GOVERNMENT,
                          INTERMEDIATE
                          U.S. TREASURY
   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES
                              [LINE GRAPH OMITTED]
          GE Fixed Income   GE Fixed Income w/load   LB Aggregate
1/1/94     $10000.00            $10000.00            $10000.00
             9746.86              9332.62              9712.67
             9654.97              9244.63              9612.53
Sep-94       9698.17              9286.00              9671.10
             9719.60              9306.52              9707.56
            10150.16              9718.78             10197.12
            10735.92             10279.64             10818.11
Sep-95      10908.39             10444.78             11030.90
            11357.95             10875.24             11500.70
            11105.43             10633.45             11295.55
            11128.73             10655.76             11360.04
Sep-96      11335.10             10853.36             11569.21
            11670.32             11174.33             11916.41
            11597.70             11104.80             11850.22
            12010.11             11499.68             12286.73
Sep-97      12376.85             11850.83             12696.38
            12660.51             12122.44             13070.42
            12858.12             12311.65             13272.10
            13145.56             12586.87             13582.33
Sep-98      13578.00             12997.00             14157.41
            13618.13             13035.42             14205.13
Mar-99      13519.17             12940.70             14132.94

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SIX    ONE   FIVE      SINCE
                        MONTHS   YEAR  YEAR    INCEPTION
GE Fixed Income         (0.43)%  5.14% 6.76%     5.92%
GE Fixed Income w/load  (4.69)%  0.68% 5.83%     5.04%
  (maximum load-4.25%)
LB Aggregate            (0.17)%  6.48% 7.79%     6.81%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
           GE Fixed Income    GE Fixed Income w/load   LB Aggregate
12/22/93      $10000.00              $10000.00         $10000.00
               10020.60               10020.60          10000.00
                9742.02                9742.02           9712.67
                9638.19                9638.19           9612.53
Sep-94          9669.13                9669.13           9671.10
                9678.39                9678.39           9707.56
               10094.77               10094.77          10197.12
               10673.82               10673.82          10818.11
Sep-95         10827.50               10827.50          11030.90
               11255.17               11255.17          11500.70
               10997.08               10997.08          11295.55
               11006.60               11006.60          11360.04
Sep-96         11196.65               11196.65          11569.21
               11522.84               11522.84          11916.41
               11437.39               11437.39          11850.22
               11828.98               11828.98          12286.73
Sep-97         12164.50               12164.50          12696.38
               12437.88               12437.88          13070.42
               12616.61               12616.61          13272.10
               12871.97               12871.97          13582.33
Sep-98         13288.00               13288.00          14157.41
               13311.25               13311.25          14205.13
Mar-99         13198.88               13198.88          14132.94

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                         SIX   ONE   FIVE     SINCE
                       MONTHS  YEAR  YEAR   INCEPTION
GE Fixed Income        (0.67)% 4.62% 6.26%    5.40%
GE Fixed Income w/load (3.59)% 1.62% 6.26%    5.40%
maximum load              3.0%  3.0%  0.0%     0.0%
LB Aggregate           (0.17)% 6.48% 7.79%    6.81%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]

         GE Fixed Income   LB Aggregate
2/22/93       $10000.00       $10000.00
               10081.05        10041.80
               10293.97        10307.89
Sep-93         10524.00        10576.96
               10521.85        10583.22
               10249.59        10279.87
               10159.39        10173.87
Sep-94         10211.26        10235.87
               10240.36        10274.46
               10700.74        10792.61
               11334.65        11449.87
Sep-95         11519.50        11675.08
               11996.49        12172.31
               11743.72        11955.18
               11765.79        12023.44
Sep-96         11991.43        12244.82
               12353.64        12612.30
               12293.78        12542.24
               12727.47        13004.24
Sep-97         13124.17        13437.82
               13433.30        13833.70
               13651.43        14047.16
               13965.06        14375.51
Sep-98         14444.00        14983.10
               14496.13        15033.61
Mar-99         14388.18        14957.20

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       SIX   ONE   FIVE    SINCE
                     MONTHS  YEAR  YEAR  INCEPTION
GE Fixed Income      (0.38)% 5.40% 7.02%  6.14%
LB Aggregate         (0.17)% 6.48% 7.79%  6.81%

                                 CLASS D SHARES
                              [LINE GRAPH OMITTED]
           GE FIXED INCOME  LB AGGREGATE
11/29/93      $10000.00       $10000.00
               10043.77        10054.20
                9790.00         9766.01
                9709.77         9665.32
SEP-94          9765.50         9724.21
                9799.50         9760.88
               10246.42        10253.12
               10859.91        10877.53
SEP-95         11044.37        11091.48
               11510.21        11563.86
               11269.08        11357.58
               11297.78        11422.43
SEP-96         11521.71        11632.74
               11887.32        11981.85
               11828.12        11915.30
               12264.50        12354.21
SEP-97         12643.48        12766.11
               12960.20        13142.20
               13178.51        13344.99
               13478.76        13656.93
SEP-98         13950.00        14234.14
               14009.21        14205.13
MAR-99         13924.76        14132.94

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                    SIX    ONE   FIVE    SINCE
                  MONTHS   YEAR  YEAR  INCEPTION
GE Fixed Income   (0.18)%  5.66% 7.30%   6.40%
LB Aggregate      (0.17)%  6.48% 7.79%   6.69%

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                              GE FIXED INCOME FUND
                               [PIE CHART OMITTED]
                              MORTGAGE BACKED 29.1%
                              CORPORATE NOTES 21.7%
                             FEDERAL AGENCIES 21.4%
                              U.S. TREASURIES 21.0%
                                CASH & OTHER 6.8%



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 97.2%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 21.0%

U.S. Treasury Bonds
10.625%     08/15/15              $  600,000   $    899,154(h)
8.125%      08/15/19               2,509,000      3,159,383(h)
8.125%      05/15/21               2,462,000      3,125,977(h)
5.25%       11/15/28               2,971,000      2,770,933(h)
5.25%       02/15/29               4,563,000      4,313,449(h)
                                                 14,268,896
U.S. Treasury Notes
4.50%       01/31/01               2,795,000      2,770,544(h)
6.50%       08/31/01               7,465,000      7,702,909(h)
5.25%       08/15/03                 120,000        120,206(h)
4.75%       02/15/04               1,475,000      1,452,418(h)
4.75%       11/15/08                 700,000        674,296(h)
                                                 12,720,373
U.S. Treasury STRIPS
5.89%       08/15/11               2,530,000      1,234,944 (d,h)
5.91%       02/15/12               1,650,000        779,955 (d,h)
                                                  2,014,899

TOTAL U.S. TREASURIES
   (COST $29,473,945)                            29,004,168

FEDERAL AGENCIES -- 21.4%

Federal Home Loan Bank
5.62%       08/10/00                 700,000        702,737
5.625%      03/19/01                 165,000        165,954
6.22%       03/18/08                 365,000        364,146
5.75%       04/15/08                 850,000        842,299
                                                  2,075,136
Federal National Mortgage Assoc.
5.67%       05/26/00               1,420,000      1,428,875
5.56%       07/24/00                 600,000        601,782
5.10%       09/25/00                 416,000        414,698
5.38%       01/16/01                 895,000        896,119
5.125%      02/13/04               1,419,547      1,394,038
6.99%       07/09/07                 945,000        970,392
5.64%       12/10/08                 935,000        911,251
6.04%       02/25/09               1,930,000      1,901,648
9.00%       06/01/09                 928,653        997,141



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
7.50%       12/01/09              $2,032,822     $2,097,608
6.50%       04/01/13                 610,490        616,021
5.50%       01/01/14               1,489,999      1,450,887
9.00%       04/01/16                 959,063      1,030,094
7.50%       12/01/18                 231,506        238,442
7.50%       12/01/23               1,899,142      1,953,135
9.00%       11/01/25                 996,674      1,059,589
8.50%       12/01/26                 440,827        462,868
6.16%       08/07/28               1,025,000      1,008,508
9.50%       01/01/29                 994,015      1,064,788
6.50%       02/01/29 - 03/01/29    2,080,822      2,071,062
9.00%       11/01/29 - 12/01/29      736,420        783,100
6.50%       TBA                      426,000        424,070(c)
8.00%       TBA                    2,930,000      3,047,669(c)
                                                 26,823,785
Small Business Administration
6.55%       10/01/17 - 12/01/17      223,177        225,846
6.125%      01/01/18                 521,513        517,520
                                                    743,366

TOTAL FEDERAL AGENCIES
   (COST $29,739,804)                            29,642,287


AGENCY MORTGAGE BACKED -- 22.1%

Federal Home Loan Mortgage Corp.
5.00%       02/15/01               3,345,000      3,332,456
5.125%      10/15/08               1,105,000      1,044,744
7.50%       06/01/10                 536,450        554,175
7.50%       01/01/14                 464,541        479,889
9.00%       12/01/16                 270,052        286,382
6.247%      03/25/21                 176,000        175,175
9.50%       04/01/21                  23,375         25,187(h)
5.75%       06/15/23                 293,000        290,162
8.00%       08/01/24                  81,838         85,137
8.00%       08/01/25 - 10/01/25      443,072        460,932
8.00%       11/01/26                  55,493         57,730
8.00%       02/01/28                  64,132         66,717
6.50%       TBA                    8,491,244      8,459,402(c)
7.00%       TBA                       50,000         50,680(c)
                                                 15,368,768
Federal National Mortgage Assoc.
6.50%       01/01/04                  23,743         23,863
8.50%       04/01/17                  57,886         60,904(h)
7.00%       06/18/20                 119,076        119,113(b)
6.424%      12/25/23                 175,000        175,328
7.00%       10/01/27 - 11/01/27    2,136,803      2,171,463
7.00%       07/01/28                 437,373        443,387
                                                  2,994,058
Federal National Mortgage Assoc. REMIC
7.623%      12/17/04                 152,596        158,938
6.181%      05/25/14                  52,833         53,081
6.42%       05/25/18                 132,000        131,835
15.05%      07/25/20                  36,329         35,208(d)
8.00%       10/25/20                  93,313         96,579
9.00%       05/25/22                  86,884         19,440
8.50%       07/01/22                 158,496         34,922
4.47%       12/25/22                  85,846         72,111(d)
                                                    602,114
Government National Mortgage Assoc.
7.00%       03/15/12               1,428,837      1,465,444
9.00%       11/15/16                 904,120        969,379
9.00%       01/15/17 - 11/15/17      727,201        780,567
9.50%       12/15/17                 103,449        111,194

-----------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE FIXED INCOME FUND



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
9.00%       12/15/21              $    77,943  $     83,666
9.50%       08/15/22                 835,828        905,307
9.50%       01/01/23 - 08/15/23      166,884        180,391
7.50%       01/15/23 - 12/15/23    1,914,338      1,975,347
6.50%       02/15/24                 436,789        435,967(b)
6.50%       02/15/24 - 04/15/24      604,008        602,873
6.50%       04/15/28               1,758,111      1,750,411
7.00%       05/15/28                 869,210        882,518
7.50%       05/15/28 - 09/15/28      876,859        903,696
9.50%       03/15/29                 573,000        623,675
                                                 11,670,435

TOTAL AGENCY MORTGAGE BACKED
   (COST $30,597,583)                            30,635,375


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%

Collateralized Mortgage Obligation Trust
4.44%       09/01/15                  31,726         29,238(d)
4.98%       11/01/18                  83,682         67,442(d)
                                                     96,680
Federal Home Loan Mortgage Corp.
8.00%       04/15/20                  42,496         44,196
Federal National Mortgage Assoc.
8.50%       03/01/17 - 04/01/17      102,249         22,051
8.50%       01/01/18                  12,526          2,666
                                                     24,717

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $161,083)                                  165,593


ASSET BACKED -- 1.9%

Advanta Mortgage Loan Trust Corp.
6.30%       07/25/25                  27,484         27,553
Capital One Master Trust
5.43%       01/15/07                 200,000        197,031
Citibank Credit Card Master Trust
5.75%       01/15/03                  41,000         41,103
5.50%       02/01/06                 259,000        255,623
Discover Card Master Trust I
5.75%       10/16/03                 191,000        190,880
5.30%       08/15/04                 157,000        155,111
5.60%       05/15/06                 570,000        564,389
First USA Credit Card Master Trust
5.28%       09/18/06                 404,000        395,665
Fleetwood Credit Grantor Trust
6.40%       05/15/13                  83,948         84,814
Ford Credit Auto Loan Master Trust
5.50%       02/15/03                  95,000         94,934
Ford Credit Auto Owner Trust
5.90%       06/15/02                 232,000        233,015
Green Tree Financial Corp.
6.90%       04/15/18                 159,822        162,219
Peco Energy Transport Trust
5.80%       03/01/07                 125,000        124,063
6.05%       03/01/09                 125,000        123,906

TOTAL ASSET BACKED
   (COST $2,669,350)                              2,650,306




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

CORPORATE NOTES -- 22.0%

Abbey National PLC
6.70%       06/29/49              $   530,000   $   520,333
7.35%       10/29/49                 145,000        146,927
Arizona Public Service Co.
6.25%       01/15/05                 120,000        120,394
Associates Corporation of
   North America
6.375%      10/15/02                 500,000        508,775
5.75%       11/01/03                 250,000        248,385
AT&T Corp.
6.00%       03/15/09                 160,000        158,963
6.50%       03/15/29                 140,000        136,859
Atlantic City Electric Co.
6.19%       01/17/06                 305,000        302,316
Bank of Scotland
7.00%       11/29/49                 180,000        179,865(b)
Beckman Instruments Inc.
7.10%       03/04/03                 170,000        168,212
Bell Telephone Co. - Pennsylvania
8.35%       12/15/30                  75,000         90,728
Bellsouth Telecomm Inc.
6.375%      06/01/28                 115,000        109,519
Bertelsmann US Finance
5.375%      01/28/04                 295,000        285,386(a)
Boston University
7.625%      07/15/97                 325,000        352,950
Brascan Ltd.
7.375%      10/01/02                 120,000        120,288
Carnival Corp.
5.65%       10/15/00                 265,000        265,019
CBS Corp.
7.15%       05/20/05                 170,000        173,524
Champion International Corp.
6.40%       02/15/26                 105,000        103,941
Cleveland Electric Co. Toledo Edison
7.19%       07/01/00                  60,000         60,501
Coastal Corp.
6.375%      02/01/09                 350,000        347,019
Coca Cola Enterprises Inc.
7.00%       10/01/26                 155,000        162,960
Columbia University Trustees
   New York
6.83%       12/15/20                 120,000        125,894
Conseco Inc.
6.40%       06/15/01                 305,000        299,931
6.80%       06/15/05                 165,000        159,108
8.70%       11/15/26                  95,000         86,102
Continental Cablevision Inc.
8.50%       09/15/01                 125,000        131,655
Corporacion Andina De Fomento
6.75%       03/15/05                 190,000        180,034
Crown Cork & Seal Co. Inc.
8.375%      01/15/05                  80,000         85,807
CSX Corp.
6.25%       10/15/08                 480,000        471,802
Dayton Hudson Corp.
5.895%      06/15/37                 180,000        180,517
DDR Pass-Through Asset Trust
7.125%      03/15/02                 415,000        410,850(b)
Dow Chemical Co.
8.55%       10/15/09                 110,000        128,394
Duke Energy Corp.
5.375%      01/01/09                 400,000        377,790
Duquesne Light Co.
8.70%       06/01/16                 123,030        134,560
Empresa Nacional De Electricidad
8.125%      02/01/97                 100,000         84,156

-----------
See Notes to Schedules of Investments and Financial Statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Fairfax Financial Holdings Ltd.
7.375%      04/15/18              $  165,000    $   154,598
Federated Department Stores Inc.
6.125%      09/01/01                 170,000        171,345
Felcor Suites Ltd.
7.375%      10/01/04                 100,000         94,487
Ford Motor Credit Co.
7.32%       05/23/02                 328,000        328,758
5.80%       01/12/09                 200,000        192,122
Fujian International Trust &
   Investment Corp.
7.375%      08/25/07                  65,000         19,500(b)
General Motors Acceptance Corp.
5.75%       11/10/03                 110,000        109,049
6.15%       04/05/07                 315,000        313,938
Goldman Sachs Group L.P.
6.20%       12/15/00                 195,000        195,856(b)
Gruma S.A. de C.V.
7.625%      10/15/07                 100,000         90,500
Guangdong International Trust
   & Investment Corp.
8.75%       10/24/16                  65,000         13,000(b)
HCR Manor Care
7.50%       06/15/06                 145,000        144,767
Heritage Media Corp.
8.75%       02/15/06                 135,000        144,112
Household Finance Corp.
6.125%      07/15/02                 135,000        135,913
Hydro-Quebec
8.05%       07/07/24                  60,000         69,413
8.25%       04/15/26                 360,000        426,006
Israel Electric Corp. Ltd.
7.125%      07/15/05                  95,000         95,437(b)
8.10%       12/16/26                 240,000        221,873(b)
J.C. Penney Co. Inc.
7.40%       04/01/37                 140,000        145,954
J.P. Morgan & Co.
6.00%       01/15/09                 300,000        289,440
Korea Development Bank
7.125%      09/17/01                  50,000         49,016
6.625%      11/21/03                 135,000        126,874
Landesbank Baden-Wuerttember
7.875%      04/15/04                 160,000        173,118
Lasmo USA Inc.
6.75%       12/15/07                  95,000         92,605
LCI International Inc.
7.25%       06/15/07                 226,000        230,258
Lehman Brothers Holdings Inc.
6.90%       03/30/01                  55,000         55,666
8.50%       08/01/15                 100,000        111,172
7.50%       08/01/26                 205,000        212,351
LG&E Capital Corp.
5.75%       11/01/01                 200,000        199,228(b)
Liberty Property Ltd. Partnership
7.50%       01/15/18                 250,000        216,905
Lubermens Mutual Casualty
8.30%       12/01/37                  65,000         66,262(b)
MBNA Corp.
6.306%      04/22/03                 200,000        197,934
MCI Communications Corp.
6.125%      04/15/02                 300,000        302,736
MCI Worldcom Inc.
6.125%      08/15/01                 105,000        105,971
6.40%       08/15/05                 165,000        166,924
8.875%      01/15/06                 200,000        215,412


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Meditrust
7.114%      08/15/04              $  130,000    $   112,943
Merita Bank Ltd.
7.15%       12/29/49                 145,000        144,814(b)
Monsanto Co.
5.75%       12/01/05                 150,000        146,496
6.60%       12/01/28                 150,000        143,840(b)
Morgan Stanley Dean Witter & Co.
5.625%      01/20/04                 350,000        345,635
Nabisco Inc.
6.70%       06/15/02                 550,000        557,266
6.125%      02/01/33                 140,000        135,223
Natexis AMBS Co. LLC
8.44%       12/29/49                 335,000        330,930(b)
National Rural Utilities Cooperative
6.046%      04/15/03                 115,000        115,754
5.50%       01/15/05                 150,000        146,940
National Westminster Bank PLC
7.75%       04/29/49                 265,000        276,043
New Jersey Economic
   Development Authority
7.425%      02/15/29                 115,000        127,131
Newcourt Credit Group Inc.
6.875%      02/16/05                 135,000        138,139
Newell Co.
6.35%       07/15/08                 200,000        200,144
News America Holdings Inc.
8.15%       10/17/36                 100,000        108,462
Niagara Mohawk Power Corp.
9.50%       06/01/00                 145,000        151,129
Noram Energy Corp.
6.375%      11/01/03                 140,000        138,183
Norfolk Southern Corp.
7.05%       05/01/37                  60,000         62,220
7.90%       05/15/97                 137,000        150,947
North Atlantic Energy Corp.
9.05%       06/01/02                 145,000        149,083
Northrop-Grumman Corp.
8.625%      10/15/04                 130,000        143,343
Norwest Asset Securities Corp.
6.25%       12/25/28                 627,001        546,626
Occidental Petroleum Corp.
7.375%      11/15/08                 160,000        160,934
Paramount Communications Inc.
7.50%       01/15/02                 125,000        130,063
Pepsi Bottling Holdings Inc.
5.375%      02/17/04                 300,000        294,012(b)
5.625%      02/17/09                 135,000        130,950(b)
Philip Morris Cos. Inc.
7.25%       09/15/01                 120,000        123,497
7.20%       02/01/07                 100,000        104,112
7.65%       07/01/08                 375,000        403,946
Phillips Petroleum Co.
6.375%      03/30/09                 195,000        194,641
Pitney Bowes Credit
9.25%       06/15/08                 250,000        302,975
Quebec Province of Canada
5.67%       02/27/26                 890,000        901,361
Raytheon Co.
6.75%       08/15/07                 200,000        205,046
Republic of Columbia
7.25%       02/15/03                 100,000         90,375
Republic of Panama
7.875%      02/13/02                 100,000         97,750(b)
Riggs Capital Trust
8.625%      12/31/26                  90,000         88,112(b)

---------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE FIXED INCOME FUND



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
RJR Nabisco Inc.
8.00%       07/15/01               $ 300,000    $   309,375
7.625%      09/15/03                 105,000        107,462
Safeway Inc.
5.75%       11/15/00                 130,000        130,092
Sprint Capital Corp.
5.70%       11/15/03                 120,000        118,428
6.125%      11/15/08                 120,000        117,968
6.875%      11/15/28                 720,000        710,928
St. George Funding Co.
8.485%      12/31/19                 345,000        322,575(b)
Stop & Shop Cos. Inc.
9.75%       02/01/02                  80,000         87,230
Sun Life Canada Capital Trust
8.526%      05/29/49                 335,000        342,899(b)
SunAmerica Inc.
5.60%       07/31/97                 485,000        397,991
Suntrust Bank Inc.
6.00%       01/15/28                 120,000        118,301
TCI Communications Inc.
8.65%       09/15/04                  70,000         78,908
Tele-Communications Inc.
9.25%       04/15/02                 100,000        109,860
9.80%       02/01/12                 165,000        216,285
Tenet Healthcare Corp.
7.875%      01/15/03                 105,000        104,212
8.00%       01/15/05                  40,000         39,500
Texas Utilities Co.
5.93%       10/15/01                 675,000        680,555
Time Warner Entertainment
   Co. L.P.
10.15%      05/01/12                  75,000         97,757
Time Warner Pass-Through
   Asset Trust
6.10%       12/30/01                 280,000        282,170(b)
6.625%      05/15/29                 250,000        238,342
Times Mirror Co.
6.61%       09/15/27                 685,000        708,612
Toledo Edison Co.
7.38%       03/31/00                 250,000        252,622
Transamerica Capital
7.625%      11/15/37                 105,000        108,984
Turner Broadcasting Systems Inc.
8.375%      07/01/13                 160,000        185,283
Tyco International Group S.A.
6.25%       06/15/03                 255,000        256,668
6.125%      11/01/08                 160,000        156,926(b)
7.00%       06/15/28                 135,000        133,457
Union Pacific Corp.
6.79%       11/09/07                 235,000        240,511
United Illuminating Co.
6.25%       12/15/02                  50,000         49,687
United Parcel Service Inc.
8.375%      04/01/30                 200,000        239,990
US West Capital Funding Inc.
6.125%      07/15/02                  55,000         55,574
6.875%      07/15/28                  85,000         85,062
USA Waste Services Inc.
6.125%      07/15/01                 500,000        502,200
USX Marathon Group
9.80%       07/01/01                 120,000        129,050
8.125%      07/15/23                 120,000        126,982
Viacom Inc.
7.75%       06/01/05                 250,000        266,567
Washington Mutual Capital
8.375%      06/01/27                  71,000         74,564



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Waste Management Inc.
6.65%       05/15/05              $  190,000    $   194,062
Waterford 3FDG - Entergy
8.09%       01/02/17                 367,180        385,990
Westdeutsche Landesbank
6.75%       06/15/05                 200,000        201,744
Westinghouse Electric Corp.
8.875%      06/01/01                  75,000         79,261
Williams Cos. Inc.
6.125%      02/15/02                 235,000        235,543
Yale University
7.375%      04/15/96                 100,000        111,047
Zurich Capital Trust
8.376%      06/01/37                 100,000        106,006(b)

TOTAL CORPORATE NOTES
   (COST $30,711,378)                            30,394,259


NON-AGENCY MORTGAGE BACKED SECURITIES -- 7.8%

Amresco Commercial Mortgage
   Funding Corp.
6.73%       06/17/29                 136,099        138,098
Asset Securitization Corp.
6.50%       02/14/41                 106,763        107,748
BHN Mortgage Trust
7.54%       05/03/17                 104,346         79,042(b)
Chase Commercial Mortgage
   Securities Corp.
6.39%       11/18/08                 714,000        715,116
Commercial Mortgage
   Acceptance Corp.
6.49%       05/15/08                 370,000        372,428
Credit Suisse First Boston
   Mortgage Securities Corp.
6.30%       11/11/30                 663,000        654,505
DLJ Commercial Mortgage Corp.
6.24%       11/12/31                 472,000        467,280
DLJ Mortgage Acceptance Corp.
6.41%       02/15/08                 462,000        460,701
6.65%       12/17/27                  55,198         55,646(b)
First Union Lehman Brothers
6.28%       06/18/07                 550,335        554,290
6.56%       11/18/08                 381,000        386,715
GMAC Commercial Mortgage
   Security Inc.
6.42%       08/15/08                 298,000        300,188
9.88%       08/15/23               4,294,997        178,511(d)
GS Mortgage Securities Corp.
6.86%       07/13/30                 207,000        213,792
Lehman Large Loan
6.79%       10/15/34                 126,775        129,746
Merrill Lynch Mortgage
   Investors Inc.
6.39%       02/15/30                 376,000        376,646
Mid State Trust
7.540%      07/01/35                  53,866         53,513
Morgan Stanley Capital Inc.
6.86%       05/15/06                 219,663        225,669(b)
6.52%       01/15/08                 316,000        319,012
6.54%       05/15/08                 580,000        587,250
6.21%       09/15/08                 777,000        769,230
9.81%       04/15/23               2,106,652         90,191(d)
6.59%       10/03/30                  83,494         84,968
6.01%       11/15/30                 270,571        269,894
6.48%       11/15/30                 462,000        465,321
9.960%      11/15/31               3,287,762        166,956 (b,d)

-------------
See Notes to Schedules of Investments and Financial Statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Nationslink Funding Corp.
6.001%      11/20/07              $   153,704   $   153,319
6.476%      07/20/08                 462,000        465,249
Sawgrass Finance REMIC Trust
6.45%       01/20/06                 100,000        100,578
Structured Asset Securities Corp.
5.536%      06/15/15                 907,539        902,718(b)
8.419%      04/25/27                 230,416        240,424
9.41%       02/25/28               1,356,984         72,938(d)
Vornado Finance Corp.
6.36%       12/01/00                 572,000        576,916(b)

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $10,828,515)                            10,734,598


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%

BlackRock Capital Finance
6.266%      11/25/28                 158,817        155,442
7.22%       11/25/28                 456,000        455,145
7.25%       11/25/28                 269,069        231,736
Salomon Brothers Mortgage
   Securities Inc.
7.00%       07/25/24                 391,013        373,451

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,257,444)                              1,215,774


TOTAL BONDS AND NOTES
   (COST $135,439,102)                          134,442,360


                                        NUMBER
                                     OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.7%
--------------------------------------------------------------------------------

CORPORATE PREFERRED -- 0.7%

Centaur Funding Corp.
   (Series B), 9.08%                     600        666,582(b)
LaSalle National Corp.                    50         53,875
News Corp. Exchange Trust,
   5.00%                               1,600         99,800(b)
TCI Communications Inc.,
   10.00%                              4,800        129,900

TOTAL PREFERRED STOCK
   (COST $946,671)                                  950,157


TOTAL INVESTMENTS IN SECURITIES
   (COST $136,385,773)                          135,392,517




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.7%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund         2,342  $       2,342


                                      PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES

Federal Home Loan
   Mortgage Corp.
5.50%       4/1/99                $13,380,000    13,380,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $13,382,342)                            13,382,342




                  EXPIRATION DATE/    NUMBER OF
                    STRIKE PRICE      CONTRACTS        VALUE
--------------------------------------------------------------------------------

CALL OPTIONS -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Notes  Apr 99/98.56        (1,148)        (90)

U.S. Treasury Notes  Apr 99/99.56        (1,140)       (365)

U.S. Treasury Notes  Apr 99/98.72        (1,165)     (1,183)
  (WRITTEN OPTION PREMIUM $(9,441))                  (1,638)

--------------------------------------------------------------------------------
PUT OPTIONS -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Notes  Apr 99/92.56        (1,148)     (1,256)

U.S. Treasury Notes  Apr 99/93.56        (1,140)     (7,022)

U.S. Treasury Notes  Apr 99/92.72        (1,165)     (5,916)
  (WRITTEN OPTION PREMIUM $(10,436))                (14,194)

OTHER ASSETS AND LIABILITIES,
   NET (7.6)%                                   (10,549,370)
                                               ------------


NET ASSETS-- 100%                              $138,209,657
                                               ============

                                                   GE GOVERNMENT SECURITIES FUND

                      FIVE YEAR TREASURY NOTE YIELD HISTORY
                                4/1/98 -- 3/31/99
                              [LINE GRAPH OMITTED]
                          PERCENTAGE
                4/1/98       5.56
                4/8/98       5.54
               4/15/98       5.57
               4/22/98       5.64
               4/29/98       5.79
                5/6/98       5.58
               5/13/98       5.62
               5/20/98       5.60
               5/27/98       5.59
                6/3/98       5.55
               6/10/98       5.55
               6/17/98       5.57
               6/24/98       5.52
                7/1/98       5.43
                7/8/98       5.43
               7/15/98       5.46
               7/22/98       5.46
               7/29/98       5.52
                8/5/98       5.43
               8/12/98       5.32
               8/19/98       5.34
               8/26/98       5.06
                9/2/98       4.94
                9/9/98       4.76
               9/16/98       4.68
               9/23/98       4.47
               9/30/98       4.22
               10/7/98       4.19
              10/14/98       4.25
              10/21/98       4.17
              10/28/98       4.14
               11/4/98       4.48
              11/11/98       4.50
              11/18/98       4.58
              11/25/98       4.63
               12/2/98       4.32
               12/9/98       4.36
              12/16/98       4.29
              12/23/98       4.64
              12/30/98       4.53
                1/6/99       4.57
               1/13/99       4.56
               1/20/99       4.64
               1/27/99       4.55
                2/3/99       4.73
               2/10/99       4.82
               2/17/99       4.90
               2/24/99       5.12
                3/3/99       5.29
               3/10/99       5.12
               3/17/99       5.04
               3/24/99       5.06
               3/31/99       5.10
HIGH 5.79%
LOW  4.14%
AVG. 5.00%

                               INVESTMENT PROFILE
     A mutual fund designed for investors who seek a high level of current income consistent with safety of principal by investing primarily in obligations insured or guaranteed by the U.S. Government or by its agencies or instrumentalities.

                         * LIPPER PERFORMANCE COMPARISON
                     INTERMEDIATE U.S. GOVERNMENT PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/99
                     Six   One  Five   Ten
                   Months Year  Year  Year
  Number of
  Funds in
  peer group:       146    142    81    26
  Peer group
  average annual
  total return:   (0.93)% 5.50% 6.33%  7.67%
  Lipper categories
  in peer group:     INTERMEDIATE U.S.
                TREASURY, INTERMEDIATE
                        U.S. GOVERNMENT

  * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES
                              [LINE GRAPH OMITTED]

       GE GOV'T SECURITIES   GE GOV'T SECURITIES W/LOAD     LB GOV'T
9/8/93    $10000.00                $10000.00                $10000.00
            9903.09                  9482.20                 10038.00
            9910.14                  9488.96                 10004.17
            9609.14                  9200.75                  9702.89
            9162.03                  8772.64                  9591.62
SEP-94      9084.41                  8698.33                  9632.30
            9060.13                  8675.08                  9666.84
            9365.20                  8967.18                 10121.71
            9842.12                  9423.83                 10749.70
SEP-95      9978.59                  9554.50                 10939.25
           10350.65                  9910.75                 11438.93
           10155.47                  9723.87                 11180.35
           10173.63                  9741.25                 11232.97
SEP-96     10352.80                  9912.81                 11422.80
           10646.56                 10194.08                 11756.09
           10601.57                 10151.01                 11660.57
           10981.84                 10515.11                 12063.83
SEP-97     11329.33                 10847.83                 12467.87
           11632.14                 11137.77                 12882.11
           11788.54                 11287.52                 13076.55
           12114.14                 11599.29                 13421.97
SEP-98     12646.00                 12109.00                 14163.97
           12657.87                 12119.91                 14151.11
MAR-99     12481.59                 11951.12                 13948.63

                                                            AVERAGE ANNUAL
                                                             TOTAL RETURN

                        SIX     ONE    FIVE      SINCE
                      MONTHS   YEAR    YEAR    INCEPTION
GE Gov't Securities   (1.30)%  5.87%  5.37%      4.07%
GE Gov't Securities
 w/load               (5.49)%  1.37   4.46%      3.26%
(maximum load-4.25%)
LB Gov't              (1.52)%  6.67%  7.53%      6.14%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
   GE GOV'T SECURITIES    GE GOV'T SECURITIES W/LOAD    LB GOV'T
SEP-88    $10000.00            $10000.00               $10000.00
SEP-89     10920.30             10920.30                11112.89
SEP-90     11889.15             11889.15                11884.76
SEP-91     13518.99             13518.99                13724.14
SEP-92     14894.90             14894.90                15497.96
SEP-93     16052.28             16052.28                17215.19
SEP-94     14608.99             14608.99                16519.41
SEP-95     15962.84             15962.84                18760.83
SEP-96     16416.08             16416.08                19590.14
SEP-97     17964.52             17964.52                21382.43
SEP-98     20050.38             20050.38                24291.25
MAR-99     19534.86             19534.86                26267.10

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                        SIX      ONE     FIVE      TEN
                      MONTHS     YEAR    YEAR     YEAR
GE Gov't Securities   (1.45)%    5.41%   4.70%    6.93%
GE Gov't Securities
  w/load              (4.32)%    2.43%   4.53%    6.93%
maximum load             3.0%     3.0%    1.0%     0.0%
LB Gov't              (1.52)%    6.67%   7.53%    8.43%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
          GE GOV'T SECURITIES              LB GOV'T
10/27/97      $10000.00                    $10000.00
OCT-97         10016.45                     10037.00
NOV-97         10046.04                     10088.19
DEC-97         10137.96                     10194.11
JAN-98         10279.85                     10347.03
FEB-98         10255.23                     10319.09
MAR-98         10269.55                     10347.98
APR-98         10287.57                     10394.55
MAY-98         10404.81                     10501.61
JUN-98         10537.96                     10621.33
JUL-98         10548.62                     10637.26
AUG-98         10759.64                     10913.83
SEP-98         11000.66                     11208.51
OCT-98         10920.70                     11129.22
NOV-98         10992.25                     11132.56
DEC-98         11025.23                     11157.05
JAN-99         11103.44                     11221.76
FEB-99         10807.81                     10954.68
MAR-99         10878.05                     10997.40

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX      ONE       SINCE
                     MONTHS    YEAR    INCEPTION
GE Gov't Securities  (1.12)%   5.93%    6.09%
LB Gov't             (1.52)%   6.67%    6.96%

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                          GE GOVERNMENT SECURITIES FUND
                               [PIE CHART OMITTED]
                              MORTGAGE BACKED 33.1%
                             FEDERAL AGENCIES 29.8%
                              U.S. TREASURIES 17.4%
                               CASH & OTHER 10.8%
                              CORPORATE NOTES 8.9%



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 95.4%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 17.4%

U.S. Treasury Bonds
8.125%      08/15/19             $ 2,450,000    $ 3,085,089(h)
8.125%      05/15/21              15,874,000     20,155,059(h)
5.25%       11/15/28              18,539,000     17,290,584(l)
5.25%       02/15/29              14,336,000     13,551,964(l)
                                                 54,082,696
U.S. Treasury Notes
5.375%      06/30/00               5,289,000      5,316,291(h)
5.50%       03/31/03               1,310,000      1,323,716(h)
5.625%      05/15/08               4,018,000      4,090,203(l)
                                                 10,730,210

TOTAL U.S. TREASURIES
   (COST $68,009,017)                            64,812,906


FEDERAL AGENCIES -- 29.8%

Federal Home Loan Mortgage Corp.
5.125%      10/15/08               2,065,000      1,952,396
Federal National Mortgage Assoc.
11.875%     05/19/00              29,000,000     31,061,610
5.56%       07/24/00               1,335,000      1,338,965
                                                 32,400,575
Financing Corp.
10.70%      10/06/17              28,165,000     41,798,550(h)
9.65%       11/02/18               2,020,000      2,795,175
                                                 44,593,725
Small Business Administration
8.15%       02/01/15               1,608,863      1,723,997
8.10%       03/01/15               8,096,021      8,672,863
7.60%       05/01/16               3,487,563      3,677,199
7.55%       06/01/16               7,413,621      7,806,312
7.70%       07/01/16               5,235,523      5,545,564
7.15%       03/01/17               4,564,452      4,735,619
                                                 32,161,554

TOTAL FEDERAL AGENCIES
   (COST $106,346,868)                          111,108,250




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

AGENCY MORTGAGE BACKED -- 31.2%

Federal Home Loan Mortgage Corp.
7.50%       02/01/07               $  72,600      $  75,027
7.50%       02/01/09 - 09/01/09      146,078        150,848
7.50%       06/01/10 - 12/01/10    4,717,445      4,869,297
7.50%       02/01/11 - 11/01/11    4,245,299      4,380,380
7.50%       01/01/12 - 07/01/12    3,955,711      4,080,552
9.00%       12/01/14               1,889,280      1,979,871
6.50%       08/01/25 - 12/01/25    6,757,299      6,731,958
6.50%       01/01/26               2,171,525      2,163,382
7.00%       12/01/26                  16,695         16,945
7.00%       01/01/27               1,002,520      1,017,558
6.50%       02/01/27                 702,872        700,236
7.00%       TBA                      610,000        618,292(c)
                                                 26,784,346
Federal National Mortgage Assoc.
9.00%       06/01/09               1,950,712      2,092,529
9.00%       04/01/16               1,788,900      1,921,390
9.00%       05/01/21 - 07/01/21    1,320,409      1,405,429
7.50%       12/01/23               2,696,782      2,773,452
9.00%       11/01/25               3,527,138      3,749,789
7.00%       10/01/27 - 12/01/27    9,372,194      9,542,065
6.16%       08/07/28              14,800,000     14,561,868
8.00%       TBA                    4,800,000      4,992,768(c)
                                                 41,039,290
Government National Mortgage Assoc.
7.00%       03/15/12               4,072,186      4,176,516
9.00%       05/15/13                 183,440        196,517
9.00%       07/15/16               2,347,572      2,517,020
9.50%       05/15/16 - 12/15/16      169,274        181,968
9.50%       06/15/17 - 12/15/17    1,361,247      1,463,283
8.50%       05/15/21                  67,308         71,241
9.50%       08/15/22               3,967,719      4,297,536
8.50%       10/15/22                   7,423          7,852
8.50%       03/15/23                 377,466        399,167
6.50%       05/15/23 - 12/15/23    4,353,290      4,347,849
6.50%       01/15/24 - 04/15/24    3,490,185      3,483,623
7.00%       08/15/25 - 10/15/25   11,185,614     11,367,385
7.00%       04/15/26               2,052,654      2,084,079
7.50%       05/15/27                 119,854        123,450
7.50%       06/15/28                 223,321        230,231(b)
7.50%       01/15/28 - 10/15/28   13,361,474     13,772,902
                                                 48,720,619

TOTAL AGENCY MORTGAGE BACKED
   (COST $115,040,958)                          116,544,255


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.7%

Federal National Mortgage
   Assoc. REMIC
3.50%       10/25/21              14,200,000     12,615,706
5.00%       01/25/23               1,415,251      1,399,216

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $12,753,626)                            14,014,922

ASSET BACKED -- 1.1%

Green Tree Financial Corp.
8.41%       12/01/30
   (COST $ 3,998,750)              4,000,000      3,986,250

----------------
See Notes to Schedules of Investments and Financial Statements.

                                                   GE GOVERNMENT SECURITIES FUND


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

CORPORATE NOTES -- 8.9%

Abbey National PLC
7.35%       10/29/49              $2,500,000     $2,533,225
Bank Austria AG
7.25%       02/15/17               2,500,000      2,543,850
Continental Cablevision Inc.
8.30%       05/15/06               1,250,000      1,379,587
Hydro-Quebec
8.25%       04/15/26               2,500,000      2,958,375
J P Morgan & Co.
6.00%       01/15/09               3,000,000      2,894,400
Korea Development Bank
7.125%      09/17/01               2,500,000      2,450,800
Merita Bank Ltd.
7.15%       12/29/49               1,250,000      1,248,400(b)
National Westminster Bank PLC
7.75%       04/29/49               2,500,000      2,604,175
Norwest Asset Securities Corp.
7.25%       12/25/27               3,340,231      3,359,571
6.25%       12/25/28               2,394,243      2,087,325
Philip Morris Cos. Inc.
7.20%       02/01/07               2,500,000      2,602,800
Sun Life Canada Capital Trust
8.526%      05/29/49               2,500,000      2,558,950(b)
Tele-Communications Inc.
9.25%       04/15/02               2,500,000      2,746,500
Washington Mutual Capital
8.375%      06/01/27               1,250,000      1,312,750

TOTAL CORPORATE NOTES
   (COST $33,428,322)                            33,280,708


NON-AGENCY MORTGAGE BACKED SECURITIES -- 1.9%

DLJ Mortgage Acceptance Corp.
6.99%       02/15/05                 789,018        778,662(b)
Structured Asset Securities Corp.
5.536%      06/15/15               6,418,179      6,384,082(b)

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $7,209,786)                              7,162,744


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%

NYC Mortgage Loan Trust
6.75%       06/25/06
   (COST $4,953,778)               5,106,584      5,189,566(b)

TOTAL INVESTMENTS IN SECURITIES
   (COST $351,741,105)                          356,099,601


                                        NUMBER
                                     OF SHARES         VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 14.2%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $53,213,426)             53,213,426     53,213,426



                  EXPIRATION DATE/    NUMBER OF
                    STRIKE PRICE      CONTRACTS        VALUE
--------------------------------------------------------------------------------

CALL OPTIONS -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Notes  Apr 99/98.56       (3,626)   $    (283)

U.S. Treasury Notes  Apr 99/99.56       (3,560)      (1,139)

U.S. Treasury Notes  Apr 99/98.72       (3,580)      (3,636)
  (WRITTEN OPTION PREMIUM $(29,461))                 (5,058)

--------------------------------------------------------------------------------
PUT OPTIONS -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Notes  Apr 99/92.56       (3,626)      (3,966)

U.S. Treasury Notes  Apr 99/93.56       (3,560)     (21,929)

U.S. Treasury Notes  Apr 99/92.72       (3,580)     (18,180)
  (WRITTEN OPTION PREMIUM $(32,555))                (44,075)

OTHER ASSETS AND LIABILITIES,
   NET (9.6)%                                   (35,888,368)
                                                -----------

NET ASSETS-- 100%                              $373,375,526
                                               ============


----------
See Notes to Schedules of Investments and Financial Statements.

                                                   GE SHORT-TERM GOVERNMENT FUND

                      TWO YEAR TREASURY NOTE YIELD HISTORY
                               4/1/98 -- 3/31/99
                              [LINE GRAPH OMITTED]
                                      PERCENTAGE
                          4/1/98          5.53
                          4/8/98          5.47
                         4/15/98          5.53
                         4/22/98          5.59
                         4/29/98          5.71
                          5/6/98          5.53
                         5/13/98          5.59
                         5/20/98          5.56
                         5/27/98          5.57
                          6/3/98          5.52
                         6/10/98          5.53
                         6/17/98          5.54
                         6/24/98          5.49
                          7/1/98          5.45
                          7/8/98          5.44
                         7/15/98          5.45
                         7/22/98          5.46
                         7/29/98          5.50
                          8/5/98          5.40
                         8/12/98          5.30
                         8/19/98          5.33
                         8/26/98          5.11
                          9/2/98          4.93
                          9/9/98          4.76
                         9/16/98          4.74
                         9/23/98          4.56
                         9/30/98          4.27
                         10/7/98          4.14
                        10/14/98          4.09
                        10/21/98          4.05
                        10/28/98          4.07
                         11/4/98          4.44
                        11/11/98          4.50
                        11/18/98          4.61
                        11/25/98          4.65
                         12/2/98          4.36
                         12/9/98          4.42
                        12/16/98          4.33
                        12/23/98          4.70
                        12/30/98          4.54
                          1/6/99          4.58
                         1/13/99          4.55
                         1/20/99          4.64
                         1/27/99          4.59
                          2/3/99          4.70
                         2/10/99          4.79
                         2/17/99          4.87
                         2/24/99          5.07
                          3/3/99          5.17
                         3/10/99          5.03
                         3/17/99          4.99
                         3/24/99          4.99
                         3/31/99          4.99
HIGH 5.71%
LOW  4.05%
AVG. 4.98%


                               INVESTMENT PROFILE
           A mutual fund designed for investors who seek a high level of income consistent with prudent investment management
            and the preservation of capital by investing primarily in
                     short-term U.S. Government securities.

                         * LIPPER PERFORMANCE COMPARISON
                   SHORT-TERM U.S. GOVERNMENT BOND PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/99
                        Six    One  Five
                      Months  Year  Year
   Number of Funds
   in peer group:       197    191   113
   Peer group average
   annual total return: 0.67% 5.33% 5.60%
   Lipper categories
   in peer group:        SHORT-TERM U.S.
        TREASURY, SHORT U.S. GOVERNMENT,
      SHORT-INTERMEDIATE U.S. GOVERNMENT

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES
                              [LINE GRAPH OMITTED]
       GE SHORT TERM GOV'T   GE SHORT-TERM GOV'T W/LOAD    LB 1-3 YR.
3/2/94    $10000.00                  $10000.00              $10000.00
            9942.30                    9693.74                9949.00
            9939.96                    9691.46                9949.88
SEP-94     10039.62                    9788.63               10049.39
           10046.85                    9795.68               10049.26
           10323.98                   10065.88               10382.28
           10642.26                   10376.20               10711.33
SEP-95     10790.10                   10520.35               10871.71
           11023.38                   10747.79               11138.03
           11046.68                   10770.51               11181.07
           11135.85                   10857.45               11298.75
SEP-96     11289.72                   11007.48               11488.39
           11499.44                   11211.95               11706.52
           11580.09                   11290.59               11781.51
           11791.65                   11496.86               12043.80
SEP-97     12001.30                   11701.26               12279.88
           12169.37                   11865.13               12484.77
           12332.21                   12023.90               12665.17
           12474.30                   12162.44               12858.66
SEP-98     12854.00                   12530.00               13253.24
           12902.51                   12577.59               13356.89
MAR-99     12990.16                   12663.03               13438.07

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                             SIX    ONE    FIVE     SINCE
                           MONTHS   YEAR   YEAR   INCEPTION
GE Short-Term Gov't         1.06%   5.34%  5.49%    5.28%
GE Short-Term Gov't w/load (1.48)%  2.73%  4.97%    4.76%
  (maximum load-2.5%)
LB 1-3 Yr.                  1.38%   6.09%  6.20%    5.98%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
         GE SHORT TERM GOV'T  GE SHORT-TERM GOV'T W/LOAD    LB 1-3 YR.
3/2/94       $10000.00                 $10000.00            $10000.00
               9939.30                   9939.30              9949.00
               9936.92                   9936.92              9949.88
SEP-94        10019.58                  10019.58             10049.39
              10017.76                  10017.76             10049.26
              10285.38                  10285.38             10382.28
              10593.60                  10593.60             10711.33
SEP-95        10722.29                  10722.29             10871.71
              10944.67                  10944.67             11138.03
              10958.27                  10958.27             11181.07
              11037.10                  11037.10             11298.75
SEP-96        11189.26                  11189.26             11488.39
              11377.44                  11377.44             11706.52
              11447.24                  11447.24             11781.51
              11656.10                  11656.10             12043.80
SEP-97        11842.93                  11842.93             12279.88
              11998.26                  11998.26             12484.77
              12148.34                  12148.34             12665.17
              12288.55                  12288.55             12858.66
SEP-98        12652.00                  12652.00             13253.24
              12688.42                  12688.42             13356.89
MAR-99        12763.36                  12763.36             13438.07

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                            SIX    ONE   FIVE     SINCE
                           MONTHS  YEAR  YEAR   INCEPTION
GE Short-Term Gov't         0.88%  5.06% 5.13%   4.92%
GE Short-Term Gov't w/load (2.07)% 2.06% 5.13%   4.92%
maximum load                  3.0%  3.0%  0.0%    0.0%
LB 1-3 Yr.                  1.38%  6.09% 6.20%   5.98%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
         GE SHORT TERM GOV'T            LB 1-3 YR.
3/2/94       $10000.00                 $10000.00
               9942.80                   9949.00
               9955.14                   9949.88
SEP-94        10052.77                  10049.39
              10074.78                  10049.26
              10359.10                  10382.28
              10684.97                  10711.33
SEP-95        10831.26                  10871.71
              11081.52                  11138.03
              11102.52                  11181.07
              11208.51                  11298.75
SEP-96        11370.47                  11488.39
              11588.85                  11706.52
              11667.42                  11781.51
              11898.02                  12043.80
SEP-97        12117.11                  12279.88
              12294.69                  12484.77
              12455.99                  12665.17
              12616.79                  12858.66
SEP-98        13009.00                  13253.24
              13066.33                  13356.89
MAR-99        13162.85                  13438.07

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX    ONE  FIVE    SINCE
                    MONTHS  YEAR  YEAR  INCEPTION
GE Short-Term Gov't  1.19% 5.67%  5.77%   5.56%
LB 1-3 Yr.           1.38% 6.09%  6.20%   5.98%

                                 CLASS D SHARES
                              [LINE GRAPH OMITTED]
         GE SHORT TERM GOV'T     LB 1-3 YR.
3/2/94       $10000.00           $10000.00
               9946.30             9949.00
               9964.81             9949.88
SEP-94        10068.86            10049.39
              10088.45            10049.26
              10379.78            10382.28
              10712.87            10711.33
SEP-95        10866.25            10871.71
              11124.38            11138.03
              11152.31            11181.07
              11265.73            11298.75
SEP-96        11435.67            11488.39
              11662.73            11706.52
              11748.92            11781.51
              11988.60            12043.80
SEP-97        12217.07            12279.88
              12403.82            12484.77
              12574.67            12665.17
              12747.06            12858.66
SEP-98        13151.00            13253.24
              13218.06            13356.89
MAR-99        13335.26            13438.07

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     SIX   ONE   FIVE     SINCE
                   MONTHS  YEAR  YEAR   INCEPTION
GE Short-Term Gov't 1.40%  6.05%  6.04%   5.83%
LB 1-3 Yr.          1.38%  6.09%  6.20%   5.98%

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                          GE SHORT-TERM GOVERNMENT FUND
                               [PIE CHART OMITTED]
                      MORTGAGE BACKED & CASH & OTHER 33.6%
                             FEDERAL AGENCIES 27.1%
                              U.S. TREASURIES 17.8%
                               ASSET BACKED 12.8%
                              CORPORATE NOTES 8.7%



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 101.6%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 17.8%

U.S. Treasury Notes
5.00%       02/28/01              $  780,000     $  780,125(h)
4.875%      03/31/01                 510,000        509,004
6.625%      03/31/02               1,599,000      1,664,463(h)
5.875%      09/30/02               1,050,000      1,073,300(h)
5.75%       11/30/02                 215,000        218,930

TOTAL U.S. TREASURIES
   (COST $4,268,908)                              4,245,822


FEDERAL AGENCIES -- 27.1%

Federal Home Loan Bank
5.50%       04/01/99                 650,000        650,000(d)
5.625%      03/19/01                 910,000        915,260
                                                  1,565,260
Federal National Mortgage Assoc.
5.56%       07/24/00               1,110,000      1,113,296
5.10%       09/25/00               2,279,000      2,271,867
5.380%      01/16/01                 675,000        675,844
5.625%      03/15/01                 853,000        859,534
                                                  4,920,541

TOTAL FEDERAL AGENCIES
   (COST $6,520,837)                              6,485,801


AGENCY MORTGAGE BACKED -- 29.8%

Federal Home Loan Mortgage Corp.
5.00%       02/15/01               4,500,000      4,483,125
8.00%       08/01/03                 144,882        148,685
5.929%      05/25/06                 225,105        225,668
6.00%       12/01/08                  50,304         49,988(h)
                                                  4,907,466
Federal National Mortgage Assoc.
6.59%       09/01/02                 378,363        382,265
6.504%      09/17/04                 132,650        133,189
6.88%       11/17/06                  79,814         80,812




                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

9.00%       08/01/10              $  202,611     $  217,363
7.00%       06/18/20                  25,371         25,379(b)
                                                    839,008
Federal National Mortgage
   Assoc. REMIC
6.181%      05/25/14                 170,428        171,227
Government National Mortgage Assoc.
9.00%       08/15/09 - 12/15/09      541,593        575,706
9.50%       12/15/09                 571,192        620,278
                                                  1,195,984

TOTAL AGENCY MORTGAGE BACKED
   (COST $7,115,171)                              7,113,685


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%

Federal Home Loan Mortgage Corp.
6.25%       09/15/18                 138,737        139,517
Federal Home Loan Mortgage
   Corp. REMIC
25.44%      09/15/05                     110            788 (d,g)
25.94%      07/15/06                     211          2,848 (d,g)
                                                      3,636
Federal National Mortgage
   Assoc. REMIC
6.68%       11/25/06                  14,180         13,802 (d,f)

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $156,514)                                  156,955


ASSET BACKED -- 12.8%

American Express Master Trust
5.375%      09/15/00                 142,000        141,733
AT&T Universal Card Master Trust
5.95%       10/17/02                 260,000        261,867
California Infrastructure
6.16%       06/25/03                 266,000        268,411
Capital Asset Research Funding L.P.
6.40%       12/15/04                  53,522         53,923
Carco Auto Loan Master Trust
5.65%       03/15/03                 266,000        267,122
Chemical Master Credit Card Trust I
5.55%       09/15/03                 350,000        349,779
Citibank Credit Card Master Trust I
5.85%       01/15/03                  50,000         50,203
Discover Card Master Trust I
5.80%       09/16/03                 200,000        200,812
5.75%       10/16/03                 311,000        310,804
5.30%       08/15/04                 311,000        307,259
5.90%       10/15/04                 266,000        268,161
Fleetwood Credit Grantor Trust
6.40%       05/15/13                  99,494        100,520
Green Tree Financial Corp.
6.90%       04/15/18                 159,822        162,219
Premier Auto Trust
5.77%       01/06/02                 250,000        251,015
6.34%       01/06/02                  33,000         33,381
Provident Bank Home Equity Loan Trust
6.72%       01/25/13                  37,666         38,069

TOTAL ASSET BACKED
   (COST $3,065,784)                              3,065,278

-----------
See Notes to Schedules of Investments and Financial Statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

CORPORATE NOTES -- 8.7%

Carnival Corp.
5.65%       10/15/00              $  125,000     $  125,009
Conseco Inc.
6.40%       06/15/01                  40,000         39,335
Federated Department Stores Inc.
6.125%      09/01/01                 120,000        120,949
Fleet Credit Card LLC
6.45%       10/30/00                 250,000        252,877
Ford Motor Credit Co.
5.65%       10/15/01                 260,000        260,487
7.32%       05/23/02                 150,000        150,347
Goldman Sachs Group L.P.
6.20%       12/15/00                 100,000        100,439(b)
LG&E Capital Corp.
5.75%       11/01/01                  50,000         49,807(b)
MCI Worldcom Inc.
6.125%      08/15/01                  50,000         50,463
Monsanto Co.
5.375%      12/01/01                 250,000        247,814(b)
Republic of Columbia
8.75%       10/06/99                  50,000         50,000
Tyco International Ltd.
6.50%       11/01/01                 275,000        279,617
USA Waste Services Inc.
6.125%      07/15/01                 100,000        100,440
Vastar Resources Inc.
6.00%       04/20/00                 100,000        100,381
Woolworth Corp.
7.00%       06/01/00                 150,000        146,825

TOTAL CORPORATE NOTES
   (COST $2,078,114)                              2,074,790


NON-AGENCY MORTGAGE BACKED SECURITIES -- 3.4%

Asset Securitization Corp.
6.50%       02/14/41                 422,125        426,016
DLJ Mortgage Acceptance Corp.
5.283%      02/08/00                 201,890        201,448(b)
GS Mortgage Securities Corp.
6.94%       07/13/30                 142,685        145,361
Lehman FHA Title I Loan Trust
7.30%       05/25/17                  32,807         33,165

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $805,033)                                  805,990

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%

BlackRock Capital Finance
7.05%       12/25/08                 299,021        299,021
Salomon Brothers Mortgage
   Securities Inc.
8.125%      11/01/12                  22,239         22,329
6.469%      01/20/28                   2,179          2,191

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $324,355)                                  323,541


TOTAL INVESTMENTS IN SECURITIES
   (COST $24,334,716)                            24,271,862




                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.0%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $9,228)                       9,228 $        9,228

OTHER ASSETS AND LIABILITIES,
   NET (1.6)%                                      (382,966)
                                                -----------

NET ASSETS-- 100%                               $23,898,124
                                                ===========

-------------
See Notes to Schedules of Investments and Financial Statements.

                                                              GE TAX-EXEMPT FUND

Q&A

BARBARA A. BRINKLEY, A MANAGER OF BROWN BROTHERS HARRIMAN AND CO. ("BROWN BROTHERS") AND A MEMBER OF ITS U.S. BOND POLICY GROUP AND ITS FIXED INCOME CREDIT COMMITTEE, IS THE PORTFOLIO MANAGER OF THE GE TAX-EXEMPT FUND. MS. BRINKLEY HAS BEEN EMPLOYED BY BROWN BROTHERS SINCE 1976. TOTAL ASSETS UNDER BROWN BROTHERS MANAGEMENT EXCEED $33 BILLION. THROUGHOUT HER CAREER WITH BROWN BROTHERS, AND DURING HER PREVIOUS FOUR YEARS WITH AMERICAN RE-INSURANCE COMPANY, MS. BRINKLEY HAS SPECIALIZED AS A MUNICIPAL BOND CREDIT ANALYST, TRADER AND PORTFOLIO MANAGER. MS. BRINKLEY IS A MEMBER AND FORMER CHAIRMAN OF THE MUNICIPAL ANALYSTS GROUP OF NEW YORK, AND IS A MEMBER OF THE FIXED INCOME ANALYSTS SOCIETY, INC. MS. BRINKLEY HOLDS A B.A. DEGREE FROM SMITH COLLEGE.


Q. HOW DID THE GE TAX-EXEMPT FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. For the six-month period ended March 31, 1999, the Lehman Brothers 10-Year Municipal Index returned 1.22%. Our Lipper peer group of 318 Intermediate Municipal Debt funds posted an average return of 0.92% for the same period. To see how your class of shares in the GE Tax-Exempt Fund performed compared to its benchmark, please refer to the following page.


Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?
A. During the period, we extended the fund's average maturity and duration, anticipating that U.S. economic growth would slow, and that the array of long-term secular influences -- low inflation, tight fiscal policy, high real yields and positive capital inflows -- would lead to lower interest rates over time. In fact, the momentum of economic activity has yet to show signs of abating, as consumer outlays continue to surge and home sales push further into record territory. Municipal interest rates rose 0.15% to 0.20% during the period, which negatively impacted our performance relative to the benchmark. At the same time, our emphasis on high coupon securities benefited performance with greater tax-free income than the benchmark.


Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?
A. Our investment strategy has been to position the fund to benefit from lower interest rates, which we still anticipate. Our approach is two-fold: 1) to lock in high tax-exempt income that is protected against an early call; and
    2) to generate principal appreciation by positioning the fund's duration (approximately 7.32 years at March 31) somewhat longer than the benchmark's duration (6.90 years). We only purchase securities that pass our screens of high credit quality municipal issues that are not subject to Alternative Minimum Tax ("AMT") and are not derivative securities.


Q.  WHICH SECTORS DO YOU LIKE?
A. We prefer the issues in the intermediate and longer intermediate maturity range (7 to 18 years), which we believe best balance opportunity and risk. These maturities lock in the higher tax-free yields of an upward sloping municipal yield curve and will potentially benefit the fund as interest rates fall and roll down the yield curve over time. We emphasize call-protected premium coupon bonds and like issues that are fully backed by U.S. Government securities held in escrow by the bond trustee. These bonds are of the highest credit quality and are immune to any changes in the issuers' economy or repayment ability.


Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
A. Going forward, we expect evidence of economic deceleration and productivity gains to materialize and help keep inflation low, which will allow municipal interest rates to resume their secular decline. The portfolio is positioned to benefit from lower interest rates.

[PHOTO OF BARBARA A. BRINKLEY OMITTED]

                                                              GE TAX-EXEMPT FUND

--------------------------------------------------------------------------------
                                 QUALITY RATINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------

                              Percent of
Moody's/S&P Ratings+          Net Assets
--------------------------------------------------------------------------------
Aaa                             75.8%
Aa                              17.5%
A                                2.9%
Baa                              1.2%
N/A                              2.6%
--------------------------------------------------------------------------------
                               100.0%

+   MOODY'S INVESTORS SERVICES, INC./
    STANDARD & POOR'S ARE NATIONALLY
    RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

                               INVESTMENT PROFILE
                  A mutual fund designed for investors who seek
                   a high level of income exempt from Federal
                    income taxes while preserving capital by
                     investing primarily in investment-grade
                              municipal securities.

                         * LIPPER PERFORMANCE COMPARISON
                           INTERMEDIATE MUNICIPAL DEBT
                    PEER GROUP BASED ON AVERAGE ANNUAL TOTAL
                      RETURNS FOR THE PERIODS ENDED 3/31/99

                       Six    One   Five
                     Months  Year   Year
  Number of Funds
  in peer group:       318    315    189
  Peer group
  average annual
  total return:       0.92%  4.92%  5.94%
  Lipper categories
  in peer group:          INTERMEDIATE
                       MUNICIPAL DEBT,
                      INCLUDING SINGLE
                            STATE FUNDS

  *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES
                              [LINE GRAPH OMITTED]
            GE TAX-EXEMPT      GE TAX-EXEMPT W/LOAD     LBMI
9/8/93        $10000.00            $10000.00        $10000.00
               10030.21              9603.93         10125.00
               10162.36              9730.46         10277.54
                9724.93              9311.62          9710.26
                9794.65              9378.38          9853.84
SEP-94          9883.82              9463.75          9917.70
                9793.39              9377.17          9755.27
               10427.05              9983.90         10446.56
               10613.47             10162.40         10709.77
SEP-95         10813.77             10354.18         11087.72
               11289.22             10809.43         11426.93
               11110.74             10638.54         11372.75
               11208.40             10732.04         11386.87
SEP-96         11508.82             11019.69         11626.07
               11742.69             11243.63         11971.57
               11833.68             11330.75         11966.21
               12101.14             11586.85         12377.44
SEP-97         12403.79             11876.63         12753.05
               12590.07             12054.99         13077.91
               12705.81             12165.81         13221.72
               12836.42             12290.87         13426.97
SEP-98         13185.00             12626.00         13903.97
               13223.47             12661.94         13969.41
MAR-99         13271.20             12707.64         14048.47

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SIX   ONE   FIVE    SINCE
                        MONTHS  YEAR  YEAR  INCEPTION
GE Tax-Exempt            0.65%  4.48% 6.42%   5.22%
GE Tax-Exempt w/load    (3.66)% 0.02% 5.50%   4.40%
  (maximum load-4.25%)
LBMI                     1.22%  6.27% 7.63%   6.28%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]

           GE TAX-EXEMPT      GE TAX-EXEMPT W/LOAD         LBMI
9/8/93      $10000.00               $10000.00         $10000.00
             10034.24                10034.24          10125.00
             10146.76                10146.76          10277.54
              9682.67                 9682.67           9710.26
              9742.67                 9742.67           9853.84
SEP-94        9826.66                 9826.66           9917.70
              9736.87                 9736.87           9755.27
             10366.28                10366.28          10446.56
             10560.87                10560.87          10709.77
SEP-95       10759.89                10759.89          11087.72
             11222.51                11222.51          11426.93
             11045.21                11045.21          11372.75
             11152.07                11152.07          11386.87
SEP-96       11450.52                11450.52          11626.07
             11672.73                11672.73          11971.57
             11763.04                11763.04          11966.21
             12026.41                12026.41          12377.44
SEP-97       12305.35                12305.35          12753.05
             12474.52                12474.52          13077.91
             12573.35                12573.35          13221.72
             12671.61                12671.61          13426.97
SEP-98       13000.00                13000.00          13903.97
             13020.86                13020.86          13969.41

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SIX    ONE    FIVE     SINCE
                        MONTHS   YEAR   YEAR   INCEPTION
GE Tax-Exempt            0.40%   3.84%  6.15%     4.91%
GE Tax-Exempt w/load    (2.56)%  0.84%  6.00%     4.91%
  maximum load             3.0%   3.0%   1.0%      0.0%
LBMI                     1.22%   6.27%  7.63%     6.28%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]

               GE TAX-EXEMPT      LBMI
9/26/97          $10000.00     $10000.00
DEC-97            10168.00      10254.73
MAR-98            10276.00      10367.49
JUN-98            10377.00      10528.43
SEP-98            10663.00      10902.46
OCT-98            10650.15      10885.70
NOV-98            10672.59      10918.36
DEC-98            10703.08      10952.20
JAN-99            10847.97      11119.77
FEB-99            10791.47      11019.69
MAR-99            10750.87      11014.18

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     SIX    ONE    SINCE
                   MONTHS  YEAR  INCEPTION
GE Tax-Exempt       0.83%   4.62%  4.90%
LBMI                1.22%   6.27%  6.66%

                                 CLASS D SHARES
                              [LINE GRAPH OMITTED]

               GE TAX-EXEMPT      LBMI
9/26/97          $10000.00       $10000.00
DEC-97            10175.00        10254.73
MAR-98            10291.00        10367.49
JUN-98            10441.00        10528.43
SEP-98            10744.00        10902.46
OCT-98            10733.97        10885.70
NOV-98            10750.02        10918.36
DEC-98            10783.15        10952.20
JAN-99            10931.56        11119.77
FEB-99            10876.77        11019.69
MAR-99            10838.44        11014.18
9/26/9            10000.00        10000.00
Dec-97            10175.00        10254.73
Mar-98            10291.00        10367.49
Jun-98            10441.00        10528.43
Sep-98            10744.00        10902.46
Oct-98            10733.97        10885.70
Nov-98            10750.02        10918.36
Dec-98            10783.15        10952.20
Jan-99            10931.56        11119.77
Feb-99            10876.77        11019.69
Mar-99            10838.44        11014.18

                                 AVERAGE ANNUAL
                                  TOTAL RETURN
                SIX    ONE    SINCE
              MONTHS  YEAR  INCEPTION
GE Tax-Exempt   0.88% 5.32%    5.47%
LBMI            1.22% 6.27%    6.66%

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                               GE TAX-EXEMPT FUND
                               [PIE CHART OMITTED]
                            ENERGY & UTILITIES 17.6%
                              TRANSPORTATION 14.2%
                               WATER & SEWER 13.9%
                                  HOUSING 12.1%
                            GENERAL OBLIGATIONS 11.9%
                                  HOSPITAL 9.3%
                                 EDUCATION 8.2%
                                 SALES TAX 5.7%
                                CASH & OTHER 4.1%
                               LEASE REVENUE 3.0%



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES -- 96.9%
--------------------------------------------------------------------------------

ARKANSAS -- 3.3%

Arkansas Housing Development
   Agency Rev. - Housing
8.375%      07/01/10              $  370,000     $  456,894(i)
5.793%      07/01/11                 305,000        409,478(i)
Pulaski County Arkansas Hospital
   Rev. - Health
9.25%       03/01/10                 195,000        248,479(i)
                                                  1,114,851

CALIFORNIA -- 4.0%

Sacramento California Utility
   Rev. - Electric Utility
9.00%       04/01/13                 720,000        976,680(i)
San Diego California Hospital
   Rev. - Health
8.875%      02/01/11                 290,000        368,109(i)
                                                  1,344,789

COLORADO -- 2.1%

Colorado Springs Colorado Utility
   Rev. - Electric Utility
6.187%      11/15/11                 100,000        130,401(i)
Denver Colorado City & County,
   Housing Finance
   Authority - Housing
7.00%       08/01/10                 510,000        589,361(i)
                                                    719,762
[ICON OMITTED]
CONNECTICUT -- 5.5%

Connecticut State Health &
   Educational Fac. Auth.
   Rev. - Health
5.50%       07/01/12                 500,000        533,750(k)
7.00%       07/01/12                 765,000        885,495(i)
Connecticut State Housing
   Finance Auth. Rev. - Housing
6.05%       05/15/14                 410,000        435,051
                                                  1,854,296




                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

FLORIDA -- 4.9%

Dade County Florida Special
   Obligation - Special Tax
8.625%      12/01/07              $  385,000     $  485,908 (i,k)
Florida State Board Of Education
   Capital Outlay Refunding Public
   Education (Series B) - Education
5.00%       06/01/14                 580,000        591,153
Florida State Broward County G.O.
10.00%      07/01/14                 235,000        355,734
Gainesville Florida Utilities Systems
   Rev. - Electric Utility
8.125%      10/01/14                 175,000        204,143(i)
                                                  1,636,938

GEORGIA -- 3.5%

Atlanta Georgia G.O.
5.00%       12/01/09                 360,000        377,849
Clarke County Georgia Hospital
   Auth. Rev. - Health
9.875%      01/01/06                  80,000        101,680 (i,k)
Columbus Georgia Medical Center
   Hospital Auth. Rev. - Health
7.75%       07/01/10                 305,000        370,118(i)
Metropolitan Rapid Transportation
   Auth. - Transportation
7.00%       07/01/11                 260,000        317,418(i)
                                                  1,167,065

HAWAII -- 1.5%

Hawaii State G.O.
5.00%       04/01/15                 500,000        500,210(k)

IDAHO -- 2.4%

Idaho Falls Idaho Electric
   Rev. - Electric Utility
10.375%     04/01/07                 570,000        804,065(j)

ILLINOIS -- 0.1%

Chicago Illinois Motor Fuel
   Tax Rev. - Sales Tax
6.50%       01/01/01                  20,000         20,997 (j,k)
Chicago Illinois Wastewater Treatment
   Rev. - Water & Sewer
6.30%       01/01/03                  20,000         22,089 (j,k)
                                                     43,086

INDIANA -- 2.9%

Indiana State Toll Road Commission
   Rev. - Transportation
9.00%       01/01/15                 315,000        453,757
Indiana University Rev. - Education
6.00%       11/15/14                 290,000        315,210
Purdue University Rev. - Education
5.25%       07/01/11                 200,000        211,960
                                                    980,927

-------------
See Notes to Schedules of Investments and Financial Statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

IOWA -- 3.6%

Muscatine Iowa Electric Rev. -
   Electric Utility
9.70%       01/01/13              $  865,000     $1,206,173(i)

LOUISIANA -- 1.9%

Jefferson Parish Louisiana Hospital
   Rev. - Health
7.25%       01/01/09                 550,000        631,224(i)

MAINE -- 0.0%

Maine Municipal Bond Bank G.O.
7.10%       11/01/99                  10,000         10,425(j)

[ICON OMITTED]

MASSACHUSETTS -- 10.1%

Massachusetts State G.O.
6.75%       08/01/09                  90,000         97,729(k)
5.25%       08/01/15                 750,000        777,525
Massachusetts State Port
   Auth. Rev. - Trans.
13.00%      07/01/13               1,035,000      1,726,494(i)
5.50%       07/01/17                 750,000        788,168
                                                  3,389,916

MICHIGAN -- 5.4%

Michigan Municipal Bond Auth.
   Rev. Drinking Water Revolving
   Fund - Water & Sewer
5.25%       12/01/11                 500,000        527,720
5.25%       10/01/14                 500,000        519,015
Michigan State Hospital Finance
   Auth. Rev. - Health
9.00%       05/01/08                 595,000        764,611(i)
                                                  1,811,346

MISSISSIPPI -- 1.9%

Mississippi State G.O.
6.20%       02/01/08                 580,000        655,939(i)

MISSOURI -- 0.1%

Lees Summit Missouri Water &
   Sewer Rev. - Water & Sewer
10.00%      07/01/00                  20,000         21,624 (j,k)

NEW JERSEY -- 2.5%

Atlantic City New Jersey
   Improvement Auth.
   Rev. - Lease Rev.
7.40%       03/01/12                 310,000        382,472(k)
Atlantic County New Jersey
   Improvement Auth. - Lease Rev.
7.40%       07/01/16                 135,000        171,758 (i,k)
New Jersey State Tpke. Auth.
   Rev. - Trans.
6.50%       01/01/16                 250,000        296,785(k)
                                                    851,015



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

[ICON OMITTED]
NEW YORK -- 10.0%

Erie County New York Water Auth.
   Rev. - Water & Sewer
6.00%       12/01/08              $  400,000     $  443,168 (i,k)
Long Island Power Authority
   New York Electric System -
   Electric Utility
5.00%       12/01/18                 250,000        247,975
5.75%       12/01/24                 200,000        212,862
New York City Transitional
   Finance Auth. Rev. - Sales Tax
5.00%       08/15/16                 450,000        450,877
New York New York G.O.
3.40%       04/01/99                 300,000        300,000
New York State Dormitory
   Auth.Rev. - Education
7.50%       05/15/11                 165,000        201,219
5.20%       02/15/16                 200,000        200,828
7.375%      07/01/16                 640,000        802,522(i)
5.00%       05/15/17                 500,000        496,145
                                                  3,355,596

NORTH CAROLINA -- 4.7%

North Carolina Municipal Power
   Rev. - Electric Utility
10.50%      01/01/10               1,175,000      1,591,808(i)

OHIO -- 4.5%

Columbus Ohio G.O.
6.00%       07/01/02                  50,000         54,399(j)
Ohio State Building Auth.
   State Juvenile Correctional
   Facilities (Series A)
5.25%       10/01/15                 400,000        414,612
Ohio State Higher Educational
   Rev. - Education
6.00%       05/15/09                 550,000        616,044(k)
Ohio State Water Development
   Auth. Rev. - Water & Sewer
7.00%       12/01/09                 355,000        417,434 (i,k)
                                                  1,502,489
[ICON OMITTED]

PENNSYLVANIA -- 10.8%

Allegheny County Pennsylvania
   Hospital Development
   Rev. - Health
7.375%      07/01/12                 365,000        443,282(i)
Pennsylvania Intergovernmental
   Co-op. - Special Tax
5.60%       06/15/15                 500,000        534,945(k)
Philadelphia Pennsylvania School
   District (Series A) - Education
5.25%       04/01/16                 250,000        255,960(k)
Pittsburgh Pennsylvania Water &
   Sewer Rev. - Water & Sewer
7.25%       09/01/14                 880,000      1,077,058 (i,k)
Pittsburgh Pennsylvania Water &
   Sewer Systems Rev. - Water & Sewer
6.00%       09/01/16                 255,000        288,400 (i,k)

----------
See Notes to Schedules of Investments and Financial Statements.

                                                              GE TAX-EXEMPT FUND


                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

Southeastern Pennsylvania
   Transportation Authority
   Pennsylvania (Series A) - Trans.
5.25%       03/01/17              $1,000,000   $  1,026,270(k)
                                                  3,625,915

PENNSYLVANIA & NEW JERSEY -- 1.0%

Delaware River Port Authority
   Pennsylvania & New Jersey - Trans.
6.50%       01/15/11                 315,000        353,575(i)

[ICON OMITTED]


TEXAS -- 6.0%

Houston Texas Sewer Systems
   Rev. - Water & Sewer
9.375%      10/01/13               1,065,000      1,522,481  (i,k)
Laredo Texas International
   Toll Bridge Rev. - Transportation
5.00%       10/01/17                 500,000        498,505(k)
                                                  2,020,986

UTAH -- 0.0%

Intermountain Power Agency
   Utah Rev. - Electric Utility
7.20%       07/01/99                  10,000         10,300(j)

WASHINGTON -- 0.1%

Snohomish County Washington
   Public Utility Rev. - Electric Utility
6.375%      01/01/05                  20,000         22,314(i)

WISCONSIN -- 1.5%

Wisconsin State (Series A) G.O.
5.00%       05/01/14                 500,000        507,700

PUERTO RICO -- 2.6%

Puerto Rico Commonwealth
   Aquaduct & Sewer Rev. -
   Water & Sewer
10.25%      07/01/09                 660,000        890,003(i)

TOTAL INVESTMENTS IN SECURITIES
   (COST $31,766,794)                            32,624,337



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.7%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund         3,146 $        3,146



                                      PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

Chevron USA Inc.
4.952%      4/1/99                  $250,000        250,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $253,146)                                  253,146


OTHER ASSETS AND LIABILITIES,
   NET 2.4%                                         807,167
                                                -----------


NET ASSETS-- 100%                               $33,684,650
                                                ===========

-------------
See Notes to Schedules of Investments and Financial Statements.

[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE STATE WEIGHTINGS IN THE GE TAX-EXEMPT FUND AS OF MARCH 31, 1999.

                                                              GE HIGH YIELD FUND


Q&A

ROBERT E. ANGEVINE (PICTURED ON THE LEFT), THOMAS L. BENNETT AND STEPHEN F. ESSER (PICTURED ON THE RIGHT) OF MILLER ANDERSON & SHERRERD, LLP ("MAS") ARE CO-PORTFOLIO MANAGERS OF THE GE HIGH YIELD FUND. MAS, WITH $20.7 BILLION IN ASSETS UNDER MANAGEMENT, IS A WHOLLY-OWNED SUBSIDIARY OF MORGAN STANLEY DEAN WITTER & CO. AND THE FUND'S SUB-ADVISOR.
   MR. ANGEVINE, A PRINCIPAL AT MAS, HAS MORE THAN 18 YEARS OF INVESTMENT EXPERIENCE AND HAS BEEN MANAGING HIGH YIELD BOND PORTFOLIOS SINCE 1988. PRIOR TO JOINING MAS IN 1996, MR. ANGEVINE WAS EMPLOYED BY MORGAN STANLEY & CO. INC. PAST POSITIONS INCLUDE MANAGING DIRECTOR AT PRUDENTIAL INSURANCE, TREASURY ANALYST AT SCHERING-PLOUGH CORP., AND EUROPEAN AMERICAN BANK. HE HOLDS A B.A. IN ECONOMICS FROM LAFAYETTE COLLEGE AND A M.B.A. FROM FAIRLEIGH DICKINSON UNIVERSITY.
   MR. BENNETT, A MANAGING DIRECTOR OF MAS, HAS MORE THAN 19 YEARS OF INVESTMENT EXPERIENCE AND HAS BEEN MANAGING HIGH YIELD BOND PORTFOLIOS SINCE 1989. PRIOR TO JOINING MAS IN 1984, MR. BENNETT SERVED AS PORTFOLIO MANAGER AT E.I. DU PONT DE NEMOURS & CO. MR. BENNETT IS A CHARTERED FINANCIAL ANALYST AND A TRUSTEE FOR THE HAVERFORD SCHOOL. HE HOLDS A B.S. IN CHEMISTRY AND A M.B.A. FROM THE UNIVERSITY OF CINCINNATI.
   MR. ESSER, A MANAGING DIRECTOR OF MAS, HAS MORE THAN 13 YEARS OF INVESTMENT EXPERIENCE AND HAS BEEN MANAGING HIGH YIELD BOND PORTFOLIOS SINCE 1989. PRIOR TO JOINING MAS IN 1988, MR. ESSER SERVED AS ASSISTANT VICE PRESIDENT, FIXED INCOME GROUP AT KIDDER, PEABODY & CO. AND AS CREDIT ANALYST AT FIRST NATIONAL BANK OF MARYLAND. MR. ESSER IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE HOLDS A B.S. (SUMMA CUM LAUDE) FROM THE UNIVERSITY OF DELAWARE.

Q. HOW DID THE GE HIGH YIELD FUND'S BENCHMARK PERFORM FROM THE PERIOD OF THE FUND'S INCEPTION (DECEMBER 31, 1998) THROUGH MARCH 31, 1999?
A. During the period from inception of the fund (December 31, 1998) through March 31, 1999, the Salomon High Yield Index posted a return of 1.50%. To see how your class of shares in the GE High Yield Fund performed compared to its benchmark, please refer to the following page.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A. The fund outperformed its benchmark primarily as a result of a large overweight in the telecommunications sector, which demonstrated strong performance. Consolidation, merger and acquisitions, equity investments and initial public offerings showed the inherent asset values in many of the companies in this sector. The fund's performance also benefited from the portfolio's exposure to non-U.S. issues and security selection across sectors. After concern early in the quarter over the much anticipated devaluation of the Brazilian currency, the Yankee sector benefited from the upgrade of Korean sovereign debt to investment grade and from reduced fears of contagion from Brazil. Exposure to the healthcare sector, which is under pressure, and an underweight in commodity and cyclical issues, which started to rebound in the quarter, detracted from relative performance.

Q.  HOW DO YOU PICK BONDS?
A. We focus on security selection based on bottom up, fundamental credit analysis. We do an initial screening of the high yield universe and invest only in the largest capitalization issuers which helps to enhance liquidity for the fund and increases the financial flexibility of the issuer. We perform careful financial analysis to determine the company's prospects, capital structure and ability to service its debt. Once we are comfortable with these factors, we attempt to determine fair value for the bonds relative to other issues trading in the market while being certain to take into account call provisions and seniority in the capital structure. If a bond is priced cheap enough relative to another bond held in the portfolio, we will add it to the portfolio as long it does not increase the risk profile to an undesired level.

Q.  WHAT ARE THE FUND'S SECTOR WEIGHTINGS?
A. We maintain maximum exposure to the telecommunications sector because we continue to find attractively priced bonds from issuers that are creating real value. We have selectively reduced exposure to non-U.S. issues but still maintain an overweight. We had been significantly underweighted in the cyclical and commodity sensitive sectors such as energy, steel and paper, but began to opportunistically increase its weight during the quarter.

Q.  WHAT IS THE OUTLOOK FOR THE HIGH YIELD BOND MARKET AND FOR YOUR FUND?
A. Even in light of its strong recent performance relative to high quality bonds, the high yield market still offers relative yield levels that are very attractive on an historical basis. Absolute yield levels, even after adjusting for the probability of some default losses, compare favorably to other asset classes including equities. Expected returns should also benefit from price increases as prices of high yield bonds, which we believe are below fair value, move closer to long run equilibrium levels. We continue to find a number of attractive, bottom up investment opportunities in the high yield sector.

[PHOTO OF ROBERT E. ANGEVINE ANDSTEPHEN F. ESSER OMITTED]

                                                              GE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                 QUALITY RATINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------

Moody's/                      Percent of
S&P Ratings+                  Net Assets
--------------------------------------------------------------------------------
BBB                                 0.95%
BB                                 39.59%
B                                  46.76%
CCC                                 2.69%
NR                                  1.84%
Other                               8.17%
--------------------------------------------------------------------------------
                                  100.0%

+  MOODY'S INVESTORS SERVICES, INC./
   STANDARD & POOR'S ARE NATIONALLY
   RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

                               INVESTMENT PROFILE
        A mutual fund designed for investors who seek above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield securities
                 (including bonds rated below investment grade).

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES
                              [LINE GRAPH OMITTED]

        GE HIGH YIELD    GE HIGH YIELD W/LOAD     SALOMON HIGH YIELD
12/31/98  $10000.00         $10000.00                $10000.00
JAN-99     10056.24           9628.85                 10149.80
FEB-99     10008.20           9582.85                 10064.54
MAR-99     10182.46           9749.71                 10149.59

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE High Yield Fund     1.82%
GE High Yield Fund
  w/load              (2.50)%
(maximum load-4.25%)
Salomon High Yield     1.50%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
         GE HIGH YIELD  GE HIGH YIELD W/LOAD  SALOMON HIGH YIELD
12/31/98   $10000.00             $10000.00           $10000.00
JAN-99      10052.40              10052.40            10149.80
FEB-99      10000.51              10000.51            10064.54
MAR-99      10170.37               9870.37            10149.59

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE High Yield Fund     1.70%
GE High Yield Fund
  w/load              (1.30)%
maximum load            3.0%
Salomon High Yield     1.50%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
           GE HIGH YIELD  SALOMON HIGH YIELD
12/31/98      $10000.00        $10000.00
JAN-99         10058.16         10149.80
FEB-99         10012.08         10064.54
MAR-99         10188.53         10149.59

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE High Yield Fund     1.89%
Salomon High Yield     1.50%

                                 CLASS D SHARES
                              [LINE GRAPH OMITTED]

        GE HIGH YIELD  SALOMON HIGH YIELD
12/31/98  $10000.00       $10000.00
JAN-99     10060.13        10149.80
FEB-99     10015.94        10064.54
MAR-99     10194.62        10149.59

                                AGGREGATE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE High Yield Fund     1.95%
Salomon High Yield     1.50%

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                               GE HIGH YIELD FUND
                               [PIE CHART OMITTED]
                              COMMUNICATIONS 25.3%
                                 CONSUMER 15.3%
                                   CABLE 10.5%
                               CASH & OTHER 10.2%
                                   GAMING 9.1%
                        SOVEREIGN & EMERGING MARKETS 8.9%
                                 INDUSTRIAL 6.7%
                                 HEALTHCARE 6.7%
                             UTILITIES & ENERGY 3.7%
                              BASIC MATERIALS 3.6%


                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES -- 89.7%
--------------------------------------------------------------------------------

[ICON OMITTED]
CABLE -- 10.5%

Adelphia Communications Corp.
7.50%       01/15/04              $  195,000     $  194,269 (b,h)
CSC Holdings Inc.
7.25%       07/15/08                 780,000        792,675
Lenfest Communications Inc.
8.38%       11/01/05                 330,000        353,743
NTL Inc. (Series B)
10.60%      04/01/08                 275,000        295,252(d)
Rogers Cablesystems Ltd.
10.13%      09/01/12                 320,000        357,600
Rogers Communications Inc.
9.13%       01/15/06                 257,000        269,850

TOTAL CABLE
   (COST $2,287,663)                              2,263,389

CHEMICALS -- 1.1%

ISP Holdings Inc. (Series B)
9.00%       10/15/03
   (COST $ 243,101)                  235,000        241,756

[ICON OMITTED]



COMMUNICATIONS -- 23.1%

American Commercial Lines
   LLC (Series B)
10.25%      06/30/08                  90,000         92,700
Centennial Cellular Corp.
10.75%      12/15/08                 100,000        107,000 (b,h)
Dobson Communications Corp.
11.75%      04/15/07                 165,000        177,375
Echostar DBS Corp.
9.38%       02/01/09                 215,000        223,062(b)
Esprit Telecom Group PLC
11.00%      06/15/08                 290,000        169,460
Global Crossings Holdings Ltd.
9.625%      05/15/08                 190,000        211,731




                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
Globalstar LP/Capital
11.38%      02/15/04              $  175,000    $   114,625
Hermes Europe Railtel BV
11.50%      08/15/07                 195,000        213,525
Hyperion Telecommunications
   Inc. (Series B)
10.65%      04/15/03                 130,000        107,575(d)
Intermedia Communications Inc.
8.60%       06/01/08                 405,000        405,000
Iridium LLC/Capital Corp. (Series A)
13.00%      07/15/05                 175,000         75,250
Level 3 Communications Inc.
9.13%       05/01/08                  95,000         95,238
Metromedia Fiber Network Inc.
10.00%      11/15/08                 150,000        160,875(b)
Nextel Communications Inc.
9.66%       02/15/08               1,500,000      1,050,000(d)
Nextlink Communications Inc.
10.75%      11/15/08                 200,000        215,000(b)
Primus Telecommunications Group
11.25%      01/15/09                 220,000        227,150(b)
PSINet Inc. (Series B)
10.00%      02/15/05                 150,000        160,125
RCN Corp. (Series B)
11.29%      10/15/07                 375,000        253,125(d)
Rhythms Netconnections
14.08%      05/15/08                 180,000        100,800(d)
RSL Communications PLC
10.52%      03/01/08                 500,000        330,000(d)
12.00%      11/01/08                 275,000        308,000
Viatel, Inc.
12.52%      04/15/08                 155,000         94,938(d)
Vintage Petroleum Inc.
9.75%       06/30/09                  70,000         71,400(b)

TOTAL COMMUNICATIONS
   (COST $4,780,186)                              4,963,954

ENERGY -- 2.7%

CMS Energy Corp.
7.50%       01/15/09                 250,000        254,460(h)
Husky Oil Ltd.
8.90%       08/15/28                 115,000        109,250
Synder Oil Corp.
8.75%       06/15/07                 225,000        225,562

TOTAL ENERGY
   (COST $581,664)                                  589,272


FINANCIAL -- 1.1%

Fuji JGB Investments LLC
9.87%       12/31/49                 160,000        142,400(b)
SB Treasury Co. LLC
9.40%       12/29/49                 100,000         98,000(b)

TOTAL FINANCIAL
   (COST $217,366)                                  240,400


FOOD AND BEVERAGES -- 0.9%

Smithfield Foods Inc.
7.63%       02/15/08
   (COST $195,516)                   200,000        193,000

----------------
See Notes to Schedules of Investments and Financial Statements.

                                                              GE HIGH YIELD FUND


                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

[ICON OMITTED]
GAMING -- 9.1%

Harrahs Operating Co. Inc.
7.88%       12/15/05                $850,000    $   856,375
Park Place Entertainment Corp.
7.88%       12/15/05                 250,000        245,937(b)
Station Casinos Inc.
10.13%      03/15/06                 800,000        849,000

TOTAL GAMING
   (COST $1,953,329)                              1,951,312


GENERAL INDUSTRIAL -- 6.7%

Allied Waste Industries Inc.
7.88%       01/01/09                 100,000         97,625
Applied Power Inc.
8.75%       04/01/09                  70,000         70,700
Axia Inc.
10.75%      07/15/08                  85,000         85,744(h)
Geberit International S.A.
10.13%      04/15/07                 100,000         63,438
Hayes Lemmerz International Inc.
8.25%       12/15/08                 185,000        185,462(b)
National Steel Corp. (Series A)
9.88%       03/01/09                  55,000         56,513(b)
National Steel Corp. (Series B)
9.88%       03/01/09                 105,000        107,887(b)
Norcal Waste Systems Inc.
13.50%      11/15/05                 180,000        199,800
Nortek Inc.
8.88%       08/01/08                 490,000        503,475(b)
Tembec Industries Inc.
8.63%       06/30/09                  40,000         40,600
Vencor Operating Inc.
9.88%       05/01/05                 225,000         33,750

TOTAL GENERAL INDUSTRIAL
   (COST $1,608,136)                              1,444,994


[ICON OMITTED]
HEALTHCARE -- 6.7%

Columbia/HCA Healthcare
6.91%       06/15/05                 800,000        730,197
7.58%       09/15/25                 100,000         83,845
Fresenius Medical Capital Trust II
7.88%       02/01/08                 140,000        138,250
Tenet Healthcare Corp.
8.63%       01/15/07                 500,000        495,625

TOTAL HEALTHCARE
   (COST $1,527,865)                              1,447,917

HOTELS/LODGING/RESTAURANTS -- 3.7%

Hilton Hotels Corp.
7.95%       04/15/07                 200,000        204,865
HMH Properties (Series A)
7.88%       08/01/05                 600,000        585,813

TOTAL HOTELS/LODGING/RESTAURANTS
   (COST $797,969)                                  790,678


                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

MEDIA AND ENTERTAINMENT -- 4.2%

Chancellor Media Corp.
9.00%       10/01/08
   (COST $906,514)                $  850,000     $  910,562(h)

METALS -- 1.5%

Impress Metal Packaging Holdings
9.88%       05/29/07                 265,000        163,166
Murrin Murrin Holdings Ltd.
9.38%       08/31/07                 165,000        148,500

TOTAL METALS
   (COST $312,867)                                  311,666


PACKAGING -- 1.0%

Norampac, Inc.
9.50%       02/01/08
    (COST $217,467)                  210,000        218,400

REAL ESTATE / BUILDING -- 1.0%

D.R. Horton Inc.
8.00%       02/01/09
   (COST $219,123)                   220,000        216,700

RETAIL -- 6.5%

Dillon Read Structured Finance
   (Class A)
6.66%       08/15/10                 259,882        247,518
DR Structured Finance Corp.
8.38%       08/15/15                 435,000        444,848
HMV Media Group PLC
10.25%      05/15/08                 400,000        413,000
Musicland Group Inc.
9.00%       06/15/03                 300,000        303,000

TOTAL RETAIL
   (COST $1,382,574)                              1,408,366


[ICON OMITTED]
SOVEREIGN AND EMERGING MARKETS -- 8.9%

AST Research Inc.
7.45%       10/01/02                 300,000        282,487(b)
CTI Holdings S.A.
13.35%      04/15/08                 200,000        111,000(d)
Glencore Nickel Property Ltd.
9.00%       12/01/14                 150,000        128,438
Indah Kiat Finance Mauritius
10.00%      07/01/07                 575,000        322,000
Pacifica Papers Inc.
10.00%      03/15/09                 185,000        190,319(b)
Philippine Long Distance Telephone Co.
7.85%       03/06/07                 230,000        201,595
PTC International Finance BV
10.37%      07/01/07                 235,000        170,962(d)
TV Azteca S.A. (Series B)
10.50%      02/15/07                 375,000        311,250
United Mexican States
6.25%       12/31/19                 250,000        196,406

TOTAL SOVEREIGN AND EMERGING MARKETS
   (COST $1,853,925)                              1,914,457

-------------
See Notes to Schedules of Investments and Financial Statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

UTILITIES -- 1.0%

AES Corp.
8.50%       11/01/07
   (COST $211,435)                  $210,000  $     207,218

TOTAL CORPORATE BONDS AND NOTES
   (COST $19,296,700)                            19,314,041

                                        NUMBER
                                     OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 2.1%
--------------------------------------------------------------------------------

Concentric Network Corp.,
   13.50%                                103        111,645(a)
IXC Communications Inc.
   (Series B), 12.50%                    242        261,360(a)
Paxson Communications Corp.,
   13.25%                                 10         83,250(a)

TOTAL PREFERRED STOCK
   (COST $418,264)                                  456,255

--------------------------------------------------------------------------------
WARRANTS -- 0.1%
--------------------------------------------------------------------------------

Rythms Netconnections, 05/15/08
   (COST $1,200)                       1,600          6,401

TOTAL INVESTMENTS IN SECURITIES
   (COST $19,716,164)                            19,776,697

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.5%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $973,389)                   973,389        973,389

OTHER ASSETS AND LIABILITIES,
   NET 3.6%                                         785,386
                                                  ---------


NET ASSETS-- 100%                               $21,535,472
                                                ===========

--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------
At March 31, 1999, the oustanding forward foreign currency contracts, which obligate the GE High Yield Fund to deliver currencies at a specified date, were as follows:

                                             U.S. $   UNREALIZED
                                 SETTLEMENT CURRENT  APPRECIATION/
        EXCHANGED FROM EXCHANGED TO  DATE     VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------

PURCHASES
          EUR 300,000  USD $340,455 04/27/99 $  324,376 $(16,080)
                                             $  324,376 $(16,080)
SALES
          EUR 455,000  USD $520,524 04/27/99 $  491,970 $ 28,554
          EUR 155,000  USD $170,950 04/30/99 $  167,623 $  3,327
          EUR  60,000  USD $ 66,225 05/25/99 $   64,975 $  1,250
          GBP 185,000  USD $297,480 06/03/99 $  298,494 $ (1,014)
                                             $1,023,062 $ 32,117
                                                        --------
NET UNREALIZED APPRECIATION                             $ 16,037
                                                        ========

--------------
See Notes to Schedules of Investments and Financial Statements.

[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE GE HIGH YIELD FUND AS OF MARCH 31, 1999.

                                                            GE MONEY MARKET FUND

                               INVESTMENT PROFILE
                           A mutual fund designed for
                         investors who seek a high level
                          of current income consistent
                            with the preservation of
                           capital and maintenance of
                             liquidity by investing
             primarily in short-term, U.S. dollar-denominated money
                               market instruments.

                         * LIPPER PERFORMANCE COMPARISON

                             MONEY MARKET PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/99
                       Six    One  Five
                     Months  Year  Year
   Number of Funds
   in peer group:      325    314   206
   Peer group average
   annual total return:2.20% 4.70% 4.85%
   Lipper categories
   in peer group:         MONEY MARKET

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

                            SEE NOTES TO PERFORMANCE.
                        PAST PERFORMANCE IS NO GUARANTEE
                               OF FUTURE RESULTS.

+ THE SEVEN DAY YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE
  CURRENT EARNINGS OF THE GE MONEY MARKET FUND AT MARCH 31, 1999.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                              [LINE GRAPH OMTITED]

          GE MONEY MARKET FUND  90 DAY T-BILL
2/22/93         $10000.00         $10000.00
                 10000.00          10000.00
                 10028.72          10024.74
                 10094.88          10099.91
SEP-93           10164.21          10176.55
                 10236.25          10255.35
                 10307.06          10339.42
                 10392.39          10443.81
SEP-94           10500.20          10562.06
                 10627.61          10702.77
                 10778.38          10857.68
                 10928.54          11011.20
SEP-95           11079.32          11160.37
                 11227.98          11308.52
                 11369.71          11449.21
                 11509.01          11594.04
SEP-96           11653.48          11743.11
                 11800.27          11890.81
                 11944.97          12042.37
                 12096.32          12195.67
SEP-97           12252.89          12350.52
                 12412.02          12508.93
                 12570.34          12668.16
                 12730.09          12825.77
SEP-98           12894.00          12977.48
                 13048.79          13120.03
MAR-99           13193.90          13266.58

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                SIX     ONE  FIVE    SINCE
               MONTHS  YEAR  YEAR  INCEPTION
GE Money Market 2.33%  4.96% 5.06%   4.65%
90 Day T-Bill   2.23%  4.72% 5.11%   4.75%

                   FUND YIELD
-----------------------------------------------
                       FUND      IBC MONEY FUND
                       ----      --------------
  7 day current        4.38%+         4.35%
  7 day effective      4.48%          4.44%

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

  AN INVESTMENT IN THE GE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
ROBERT MACDOUGALL LEADS A TEAM OF MANAGERS FOR THE GE MONEY MARKET FUND (PLEASE REFER TO PAGE 56 FOR BOB'S BIOGRAPHICAL DETAILS AND AN ANALYSIS OF THE FIXED INCOME MARKETS).

Q. HOW DID THE GE MONEY MARKET FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The return on the 90-day Treasury Bill was 2.23% while the average return for the 325 Money Market funds tracked by Lipper was 2.20%.


Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?
A. During the fourth quarter of 1998, we extended the average maturity of the fund due to the steepness of the money market yield curve and to lock-in the higher yields available over year-end. As these investments matured in the first quarter of 1999, we allowed the average maturity to shorten as the yield curve flattened and expectations of further Federal Reserve monetary policy easing diminished.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

                              GE MONEY MARKET FUND
                               [PIECHART OMITTED]
                             COMMERICAL PAPER 48.2%
                             U.S. GOVERNMENTS 32.3%
                         CERTIFICATES OF DEPOSITS 16.3%
                               TIME DEPOSITS 3.2%


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 100.0%
--------------------------------------------------------------------------------

U.S. GOVERNMENT (D) -- 32.3%

Federal Home Loan Bank
4.74%       07/07/99             $  5,980,000   $ 5,905,398
Federal Home Loan Mortgage Corp.
4.94%       04/14/99              20,850,000     20,814,237
4.75%       04/19/99               2,520,000      2,514,078
4.96%       04/23/99               6,480,000      6,460,838
4.87%       06/15/99               3,000,000      2,970,312
                                                 32,759,465
Federal National Mortgage Assoc.
5.02%       04/01/99               8,660,000      8,660,000
4.67%       04/06/99               6,550,000      6,545,697
4.95%       04/08/99               1,700,000      1,698,419
                                                 16,904,116

TOTAL U.S. GOVERNMENT
   (COST $55,568,979)                            55,568,979


COMMERICAL PAPER -- 48.2%

Abbey National PLC
4.81%       05/17/99               7,000,000      6,956,977
Bank of America
4.87%       04/21/99                 400,000        398,918
Bank of Nova Scotia
4.813%      05/28/99               5,760,000      5,716,105
BankAmerica Corp.
4.80%       04/21/99               6,800,000      6,781,867
Citicorp
4.86%       04/06/99               7,200,000      7,195,140
Credit Suisse
4.88%       04/14/99               7,200,000      7,187,312
First Union Corp.
4.79%       04/20/99               6,800,000      6,782,809
Halifax Building Society
4.73%       05/05/99               6,800,000      6,769,623
Morgan (J.P.) & Co. Inc.
4.81%       07/02/99               7,500,000      7,407,808
Morgan Stanley Group Inc.
4.85%       06/02/99               7,040,000      6,981,197




                                    PRINCIPAL
                                       AMOUNT         VALUE\
--------------------------------------------------------------------------------

Societe General North America Inc.
4.78%       04/26/99             $  6,800,000   $ 6,777,428
UBS Finance Delaware Inc.
4.81%       05/03/99               7,040,000      7,009,900
Wells Fargo & Co.
4.81%       04/12/99               6,850,000      6,839,932

TOTAL COMMERICAL PAPER
   (COST $82,805,016)                            82,805,016


YANKEE CERTIFICATES OF DEPOSIT -- 16.3%

Bank of Montreal
4.85%       04/23/99                 400,000        400,000
4.87%       04/23/99               7,100,000      7,100,000
Canadian Imperial Bank
   of Commerce
4.84%       04/28/99               6,800,000      6,800,000
Deutsche Bank AG
4.87%       04/22/99               7,000,000      7,000,000
Toronto-Dominion Bank
4.92%       04/14/99               6,800,000      6,800,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $28,100,000)                            28,100,000


TIME DEPOSIT -- 3.2%

Rabobank Nederland N.V.
5.062%      04/01/99               5,150,000      5,150,000
State Street Cayman Islands
4.875%      04/01/99                 314,844        314,844

TOTAL TIME DEPOSIT
   (COST $5,464,844)                              5,464,844


TOTAL SHORT-TERM INVESTMENTS
   (COST $171,938,839)                          171,938,839


OTHER ASSETS AND LIABILITIES,
   NET 0.0%                                         (45,963)
                                                -----------


NET ASSETS-- 100%                              $171,892,876
                                               ============

-------------
See Notes to Schedules of Investments and Financial Statements.

                                 NOTES TO PERFORMANCE MARCH 31, 1999 (UNAUDITED)

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Classes A and B are shown both without the imposition of the sales charge and also assuming the deduction of the current maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements. Periods less than one year are not annualized.

The performance data relating to Class A and B shares of GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Tax-Exempt Fund and GE Government Securities Fund, for all periods except the six months ended March 31, 1999 and the year ended September 30, 1998, reflect the prior performance and expense ratios (adjusted to reflect GE Funds current sales charges) of Investors Trust Growth Fund, Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund respectively, each a series of Investors Trust (collectively, the "Investors Trust Funds"), the assets of which were acquired by the corresponding GE Fund on September 26, 1997 (the "Merger Date"). Because the Investors Trust Funds did not offer Class C or D shares, performance data relating to the Class C and D shares of GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Tax-Exempt Fund and Class C of GE Government Securities Fund is limited to the period from the Merger Date to March 31, 1999.

Shares of the GE Government Securities Fund, the GE Short-Term Government Fund and the GE Money Market Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Investment Management Incorporated ("GEIM") had agreed in writing to limit "Other Expenses" and /or reduce "Advisory and Administrative Fees" of each class of certain funds on an annualized basis through the fiscal year ended September 30, 1999. This agreement may be discontinued at any time. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These provisions may be terminated in the future.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), the S&P/Barra Composite Index of 500 value stocks (S&P 500/Barra Value), the S&P 400 MidCap Composite Price Index of stocks (S&P MidCap 400), the Russell 2000 Index (Russell 2000), the Morgan Stanley Capital International World Index (MSCI World), the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Morgan Stanley Capital International Europe Index, (MSCI Europe), the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF), the Lehman Brothers Aggregate Bond Index (LB Aggregate), the Lehman Brothers Government Bond Index (LB Gov't) Lehman Brothers 1-3 Year Government Bond Index (LB 1-3), the Lehman Brothers 10-Year Municipal Index (LBMI) and the Salomon Smith Barney High Yield Market Index (Salomon High Yield) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P 500/Barra Value is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios. The S&P MidCap 400 is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization. The Russell 2000 measures the performance of the smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. MSCI World is a composite of 1,470 securities traded in 22 developed markets of the world. MSCI EAFE is a composite of 1,028 foreign securities traded in 20 developed markets representing Europe, Australasia and Far East. MSCI Europe is a composite of securities traded in 15 developed markets in Europe. MSCI EMF is a composite of securities available to non-domestic investors traded in 25 emerging markets. LB Aggregate is a composite of short-, medium-, and long-term bond performance and is widely recognized as a

                                 NOTES TO PERFORMANCE MARCH 31, 1999 (UNAUDITED)

barometer of the bond market in general. The LB Gov't is comprised of all U.S. dollar fixed-rate U.S. agency and Treasury bond issues (excluding stripped issues) with remaining maturities greater than one year and with at least $100 million in outstanding issuance. The LB 1-3 is a composite of government and U.S. Treasury obligations with maturities of 1-3 years. LBMI is a composite of investment grade, fixed rate municipal bonds and is considered to be representative of the municipal bond market. The Salomon High Yield is a composite of below investment-grade corporate bonds issued in the United States.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 912 taxable money market funds.

A number of the broad market returns are not available from the funds' commencement of investment operations through March 31, 1999 and therefore are calculated from the month end nearest to the funds' commencement of operation date.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, and S&P 500 are trademarks of The McGraw-Hill Companies Inc. and have been licensed for use.

                    NOTES TO SCHEDULES OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)

(a) Non-income producing security.

(b) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, these securities amounted to $289,353, $280,571, $56,895, $517,445, $4,148,254, $16,389,891, $7,171,264,
    $624,887 and $3,011,236 or 0.5%, 0.5%, 0.6%, 4.5%, 2.3%, 4.4%, 5.2%, 2.6%
    and 14.0% of net assets for the GE Global Equity Fund, GE International Equity Fund, GE Europe Equity Fund, GE Emerging Markets Fund, GE Strategic Investment Fund, GE Government Securities Fund, GE Fixed Income Fund, GE Short-Term Government Fund and GE High Yield Fund.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the fund's custodian.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) At March 31, 1999, all or a portion of this security was pledged to cover collateral requirements for futures, options and TBAs.

(i) Escrowed to maturity. Bonds which are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(j) Prerefunded. Bonds which are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(k) The security is insured by AMBAC, MBIA or FGIC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of March 31, 1999 (as a percentage of net assets) as follows:

                  FGIC              8.6%
                  MBIA             14.0%
                  AMBAC             5.0%

(l) All or a portion of security out on loan.

(m) Rights -- Sociedad Quimica y Minera de Chile S.A. ADR rights expire
    04/07/99.

(n) Non-convertible savings shares with no voting rights.


ABBREVIATIONS:

ADR -- American Depositary Receipt

AMBAC -- AMBAC Indemnity Corporation

FGIC -- Financial Guarantee Insurance Corporation

GDR -- Global Depository Receipt

G.O. --General Obligation

MBIA -- Municipal Bond Investors Assurance Corporation

Regd. -- Registered

REMIC -- Real Estate Mortgage Investment Conduit

SDR -- Special Drawing Rights

STRIPS -- Separate Trading of Registered Interest and Principal of Securities

                                                            FINANCIAL HIGHLIGHTS

                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE
                          PERIOD(S) INDICATED (MARCH 31, 1999 DATA IS UNAUDITED)

                               GE U.S. EQUITY FUND
----------------------------------------------------------------------------------------------------------
                                                                     CLASS A
                                         3/31/99(B) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95(B) 9/30/94(C)
----------------------------------------------------------------------------------------------------------
INCEPTION DATE                                   --        --        --        --        --     12/22/93
Net asset value, beginning of period ....... $28.24    $29.43    $23.34    $20.28    $16.12      $16.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .............   0.06      0.20      0.23      0.31      0.34        3.23
  Net realized and unrealized
   gains (losses) on investments ...........   7.12      1.25      8.33      3.34      3.91       (3.22)
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS 7.18      1.45      8.56      3.65      4.25        0.01
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ....................   0.17      0.21      0.28      0.32      0.00        0.20
  Net realized gains .......................   2.50      2.43      2.19      0.27      0.09        0.17
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................   2.67      2.64      2.47      0.59      0.09        0.37
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ............. $32.75    $28.24    $29.43    $23.34    $20.28      $16.12
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ........................... 26.32%     5.38%    39.44%    18.36%    26.52%      (0.86%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) $119,033   $85,907   $65,535   $34,523   $15,148     $1,214
  Ratios to average net assets:
   Net investment income* ..................  0.36%     0.67%     0.93%     1.40%     1.85%       1.87%
   Net expenses* ...........................  1.00%     1.00%     1.00%     1.00%     1.00%       1.00%
   Gross expenses* .........................  1.06%     1.07%     1.11%     1.15%     1.25%       1.46%
  Portfolio turnover rate ..................    32%       29%       38%       49%       43%         51%
----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                      CLASS B
                                                3/31/99(B) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95(B) 9/30/94
---------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --         --         --         --         --   12/22/93
Net asset value, beginning of period .......     $27.11     $28.35     $22.57     $19.71     $16.03   $16.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .............      (0.02)      0.05       0.11       0.19       0.21     0.24
  Net realized and unrealized
   gains (losses) on investments ...........       6.84       1.20       8.03       3.25       3.84    (0.25)
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS     6.82       1.25       8.14       3.44       4.05    (0.01)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ....................       0.05       0.06       0.17       0.31       0.28     0.20
  Net realized gains .......................       2.50       2.43       2.19       0.27       0.09     0.17
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................       2.55       2.49       2.36       0.58       0.37     0.37
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............     $31.38     $27.11     $28.35     $22.57     $19.71   $16.03
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...........................     26.03%      4.80%     38.75%     17.78%     25.92%   (0.09%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)      $30,820    $21,407    $14,380     $7,194     $1,563      $91
  Ratios to average net assets:
   Net investment income* ..................     (0.14%)     0.17%      0.44%      0.90%      1.29%    1.28%
   Net expenses* ...........................      1.50%      1.50%      1.50%      1.50%      1.50%    1.50%
   Gross expenses* .........................      1.56%      1.63%      1.88%      2.08%      3.50%    1.96%
  Portfolio turnover rate ..................        32%        29%        38%        49%        43%      51%
--------------------------------------------------------------------------------------------------------------

                                                                      CLASS C
                                         3/31/99(B) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95(B) 9/30/94(C)
-----------------------------------------------------------------------------------------------------------
INCEPTION DATE ............................      --       --         --         --         --    1/5/93
Net asset value, beginning of period ......  $27.82   $29.00     $23.02     $19.98     $16.13    $16.35
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...................    0.09     0.27       0.30       0.36       0.37      1.00
  Net realized and unrealized
   gains (losses) on investments ..........    7.02     1.22       8.19       3.30       3.86     (0.85)
-----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ..............................    7.11     1.49       8.49       3.66       4.23      0.15
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................    0.23     0.24       0.32       0.35       0.29      0.20
  Net realized gains ......................    2.50     2.43       2.19       0.27       0.09      0.17
-----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................    2.73     2.67       2.51       0.62       0.38      0.37
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ............  $32.20   $27.82     $29.00     $23.02     $19.98    $16.13
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..........................  26.50%    5.62%     39.76%     18.70%     26.86%     0.88%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) $169,578 $124,714    $97,886    $50,035    $26,007   $16,382
  Ratios to average net assets:
   Net investment income* .................   0.61%    0.92%      1.18%      1.66%      2.12%     2.11%
   Net expenses* ..........................   0.75%    0.75%      0.75%      0.75%      0.75%     0.62%
   Gross expenses* ........................   0.81%    0.84%      0.93%      1.06%      1.19%     1.21%
  Portfolio turnover rate .................     32%      29%        38%        49%        43%       51%

                                                                CLASS D
                                          3/31/99(B) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95(B) 9/30/94
-------------------------------------------------------------------------------------------------------------
INCEPTION DATE ............................        --         --         --          --        --   11/29/93
Net asset value, beginning of period ......    $27.78     $28.99     $23.03      $19.98    $16.16     $16.37
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...................      0.13       0.34       0.37        0.40      0.38       0.32
  Net realized and unrealized
   gains (losses) on investments ..........      7.00       1.21       8.19        3.31      3.88      (0.16)
------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ..............................      7.13       1.55       8.56        3.71      4.26       0.16
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................      0.31       0.33       0.41        0.39      0.35       0.20
  Net realized gains ......................      2.50       2.43       2.19        0.27      0.09       0.17
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................      2.81       2.76       2.60        0.66      0.44       0.37
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ............    $32.10     $27.78     $28.99      $23.03    $19.98     $16.16
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..........................    26.64%      5.86%     40.16%      18.97%    27.14%      0.96%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)   $333,004  $281,071    $212,957    $144,470  $128,247   $114,885
  Ratios to average net assets:
   Net investment income* .................     0.86%   1.16%         1.45%       1.90%     2.36%      2.27%
   Net expenses* ..........................     0.50%   0.50%         0.50%       0.50%     0.50%      0.50%
   Gross expenses* ........................     0.56%   0.56%         0.52%       0.59%     0.71%      0.96%
  Portfolio turnover rate .................       32%     29%           38%         49%       43%        51%

------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE
                          PERIOD(S) INDICATED (MARCH 31, 1999 DATA IS UNAUDITED)

                            GE PREMIER GROWTH EQUITY FUND
------------------------------------------------------------------------------------------------------------------
                                                           CLASS A                          CLASS B
                                              3/31/99(B)  9/30/98(B)  9/30/97(B) 3/31/99(B) 9/30/98(B) 9/30/97(B)
------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --        --      12/31/96       --         --      12/31/96
Net asset value, beginning of period ...........  $20.38   $18.31        $15.00   $20.20     $18.25       $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .................   (0.06)    0.00         (0.04)   (0.12)     (0.12)       (0.09)
  Net realized and unrealized
    gains (losses) on investments ..............    6.91     2.36          3.35     6.85       2.36         3.34
------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .    6.85     2.36          3.31     6.73       2.24         3.25
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................    0.00     0.00          0.00     0.00       0.00         0.00
  Net realized gains ...........................    0.66     0.29          0.00     0.66       0.29         0.00
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................    0.66     0.29          0.00     0.66       0.29         0.00
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................  $26.57   $20.38        $18.31   $26.27     $20.20       $18.25
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...............................  34.16%   13.09%        22.07%   33.86%     12.47%        21.67%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..... $13,424   $6,059        $1,395   $5,908     $2,076         $447
  Ratios to average net assets:
   Net investment income (loss)* ...............  (0.53%)  (0.01%)       (0.34%)  (1.02%)    (0.62%)       (0.76%)
   Net expenses* ...............................   1.37%    1.37%         1.40%    1.87%      1.90%         1.90%
   Gross expenses* .............................   1.40%    1.42%         4.09%    1.90%      2.27%         9.30%
  Portfolio turnover rate ......................     17%      35%           17%      17%        35%           17%


-----------------------------------------------------------------------------------------------------------------
                                                           CLASS C                           CLASS D
                                               3/31/99(B) 9/30/98(B) 9/30/97(B) 3/31/99(B)  9/30/98(B)  9/30/97(B)
-----------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --         --    12/31/96        --         --      12/31/96
Net asset value, beginning of period .........   $20.44     $18.35      $15.00    $20.50      $18.38      $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...............    (0.03)      0.03        0.00      0.00        0.09        0.04
  Net realized and unrealized
    gains (losses) on investments ............     6.94       2.38        3.35      6.96        2.37        3.34
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS     6.91       2.41        3.35      6.96        2.46        3.38
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ......................     0.03       0.03        0.00      0.07        0.05        0.00
  Net realized gains .........................     0.66       0.29        0.00      0.66        0.29        0.00
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................     0.69       0.32        0.00      0.73        0.34        0.00
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...............   $26.66     $20.44      $18.35    $26.73      $20.50      $18.38
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .............................   34.35%      13.35%     22.33%    34.49%      13.65%      22.53%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ...  $31,528     $15,044     $7,287   $11,630      $7,580      $5,770
  Ratios to average net assets:
   Net investment income (loss)* .............   (0.27%)      0.17%     (0.03%)   (0.01%)      0.47%       0.31%
   Net expenses* .............................    1.12%       1.12%      1.15%     0.87%       0.88%       0.90%
   Gross expenses* ...........................    1.15%       1.16%      1.62%     0.90%       0.89%       1.17%
  Portfolio turnover rate ....................      17%         35%        17%       17%         35%         17%

  [PHOTO OF BUILDING OMITTED]

                                                            FINANCIAL HIGHLIGHTS
                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE
                          PERIOD(S) INDICATED (MARCH 31, 1999 DATA IS UNAUDITED)

                              GE VALUE EQUITY FUND
-----------------------------------------------------------------------------------------------------
                                                     CLASS A
                                         3/31/99(B) 9/30/98(B) 9/30/97(D) 10/31/96 10/31/95 10/31/94
-----------------------------------------------------------------------------------------------------
INCEPTION DATE                                  --      --          --         --       --    9/8/93
Net asset value, beginning of period .....   $9.93   $13.58      $10.83      $8.95   $7.51   $7.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........    0.01     0.05        0.07       0.05    0.14    0.13
  Net realized and unrealized
   gains (losses) on investments .........    2.45     0.46        3.59       1.99    1.45   (0.16)
-----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .................    2.46     0.51        3.66       2.04    1.59   (0.03)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................    0.03     0.00        0.04       0.09    0.15    0.09
  Net realized gains .....................    0.40     4.16        0.87       0.07    0.00    0.00
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................    0.43     4.16        0.91       0.16    0.15    0.09
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........  $11.96    $9.93      $13.58     $10.83   $8.95   $7.51
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................  25.04%    5.86%      36.18%     23.10%  21.45%  (0.32%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................ $18,813  $14,276      $8,236     $5,833  $4,083  $3,267
  Ratios to average net assets:
    Net investment income (loss)* ........   0.19%    0.50%       0.63%      1.03%   1.71%   1.92%
    Net expenses* ........................   1.31%    1.31%       1.30%      1.35%   1.35%   1.35%
    Gross expenses* ......................   1.32%    1.33%       1.33%      1.73%   2.43%   3.55%
  Portfolio turnover rate ................     17%      40%        131%       100%     27%     15%
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                        CLASS B
                                           3/31/99(B) 9/30/98(B) 9/30/97(D) 10/31/96 10/31/95 10/31/94
------------------------------------------------------------------------------------------------------
INCEPTION DATE                                   --         --         --          --      --   9/8/93
Net asset value, beginning of period ....     $9.77     $13.48      $10.79      $8.93   $7.50   $7.64
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..........     (0.02)      0.00      (0.01)       0.04    0.07    0.08
  Net realized and unrealized
   gains (losses) on investments ........      2.40       0.45        3.57       1.93    1.45   (0.17)
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ................      2.38       0.45       3.56        1.97    1.52   (0.09)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .................      0.00       0.00       0.00        0.04    0.09    0.05
  Net realized gains ....................      0.40       4.16       0.87        0.07    0.00    0.00
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .....................      0.40       4.16       0.87        0.11    0.09    0.05
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..........    $11.75      $9.77     $13.48      $10.79   $8.93   $7.50
------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ........................    24.65%      5.32%     35.23%      22.30%  20.50%  (1.10%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .......................   $51,913    $44,655    $46,035     $33,318 $14,450  $7,970
  Ratios to average net assets:
    Net investment income (loss)* .......   (0.31%)     0.00%      (0.12%)      0.23%   0.94%   1.09%
    Net expenses* .......................     1.81%      1.81%      2.05%       2.10%   2.10%   2.10%
    Gross expenses* .....................     1.82%      1.81%      2.07%       2.40%   3.18%   4.02%
  Portfolio turnover rate ...............       17%        40%       131%        100%     27%     15%
------------------------------------------------------------------------------------------------------


                                                           CLASS C                          CLASS D
                                                 3/31/99(B)     9/30/98(B,E)      3/31/99(B)      9/30/98(B)
----------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --            10/2/97            --            1/5/98
Net asset value, beginning of period ............   $10.16          $16.76           $10.38          $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .........................     0.02            0.08             0.04            0.08
  Net realized and unrealized
   gains (losses) on investments ................     2.50            0.29             2.54            0.30
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ..     2.52            0.37             2.58            0.38
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .........................     0.06            0.00             0.08            0.00
  Net realized gains ............................     0.40            6.97             0.40            0.00
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................     0.46            6.97             0.48            0.00
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................   $12.22          $10.16           $12.48          $10.38
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ................................   25.15%           5.21%           25.24%           3.80%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ......   $4,483          $2,366           $1,938          $1,580
  Ratios to average net assets:
    Net investment income* ......................    0.42%           0.75%            0.69%           0.98%
    Net expenses* ...............................    1.06%           1.06%            0.81%           0.81%
    Gross expenses* .............................    1.07%           1.23%            0.82%           0.81%
  Portfolio turnover rate .......................      17%             40%              17%             40%

----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
                           SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT
                      THE PERIOD(S) INDICATED (MARCH 31, 1999 DATA IS UNAUDITED)

                             GE MID-CAP GROWTH FUND
-----------------------------------------------------------------------------------------------
                                                                  CLASS A
                                   3/31/99(B) 9/30/98(B) 9/30/97(D) 10/31/96 10/31/95 10/31/94
-----------------------------------------------------------------------------------------------
INCEPTION DATE                          --          --          --        --      --    9/8/93
Net asset value, beginning of period $8.27      $17.61      $13.16    $11.38    $8.81    $8.69
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) ..... (0.01)     (0.04)       (0.07)     0.00     0.01    (0.01)
  Net realized and unrealized
    gains (losses) on investments ..  1.56      (1.86)        4.52      1.78     2.56     0.21
-----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ............  1.55      (1.90)        4.45      1.78     2.57     0.20
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ............  0.00       0.00         0.00      0.00     0.00     0.00
  Net realized gains ...............  0.00       7.37         0.00      0.00     0.00     0.08
  Return of capital ................  0.00       0.07         0.00      0.00     0.00     0.00
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................  0.00       7.44         0.00      0.00     0.00     0.08
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..... $9.82      $8.27       $17.61    $13.16   $11.38    $8.81
-----------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...................18.74%    (16.11%)      33.81%    15.64%   29.17%    2.48%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .................$12,585    $10.134      $10,885   $8,222    $5,986   $4,182
  Ratios to average net assets:
   Net investment income (loss)* .. (0.30%)    (0.35%)      (0.51%)   0.03%     0.10%   (0.11%)
   Net expenses* ..................  1.40%      1.40%        1.31%    1.35%     1.35%    1.34%
   Gross expenses* ................  1.45%      1.45%        1.46%    1.70%     2.44%    3.53%
  Portfolio turnover rate .........    42%        13%         139%      41%       74%     100%
-----------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                             CLASS B
                                    3/31/99(B) 9/30/98(B) 9/30/97(D) 10/31/96 10/31/95 10/31/94
-------------------------------------------------------------------------------------------------
INCEPTION DATE                           --          --         --        --      --     9/8/93
Net asset value, beginning of period  $7.80      $17.11     $12.87    $11.21   $8.74      $8.70
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) ....   (0.03)      (0.08)     (0.18)    (0.09)  (0.05)     (0.04)
  Net realized and unrealized
    gains (losses) on investments .    1.47       (1.79)      4.42      1.75    2.52       0.16
-------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........    1.44       (1.87)      4.24      1.66    2.47       0.12
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........    0.00        0.00       0.00      0.00    0.00       0.00
  Net realized gains ..............    0.00        7.40       0.00      0.00    0.00       0.08
  Return of capital ...............    0.00        0.04       0.00      0.00    0.00       0.00
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............    0.00        7.44       0.00      0.00    0.00       0.08
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....   $9.24       $7.80     $17.11    $12.87  $11.21      $8.74
-------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................  18.46%     (16.62%)    33.02%    14.81%  28.26%      1.67%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ................. $22,185     $22,038    $32,280   $27,616 $14,311     $5,857
  Ratios to average net assets:
   Net investment income (loss)* ..  (0.81%)     (0.86%)    (1.26%)   (0.73%) (0.66%)    (0.82%)
   Net expenses* ..................   1.90%       1.90%      2.06%     2.10%   2.10%      2.09%
   Gross expenses* ................   1.95%       1.93%      2.21%     2.41%   3.19%      4.06%
  Portfolio turnover rate .........     42%         13%       139%       41%     74%       100%
-------------------------------------------------------------------------------------------------

                                                            CLASS C                          CLASS D
                                                   3/31/99(B)    9/30/98(B,F)        3/31/99(B)    9/30/98(B)
------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --           10/2/97              --         1/5/98
Net asset value, beginning of period .............  $8.49          $47.12             $8.71        $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ..........................   0.00            0.00              0.01          0.01
  Net realized and unrealized
   gains (losses) on investments .................   1.61           (3.58)             1.66         (1.30)
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...   1.61           (3.58)             1.67         (1.29)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........................   0.00            0.00              0.00          0.00
  Net realized gains .............................   0.00           34.86              0.00          0.00
  Return of capital ..............................   0.00            0.19              0.00          0.00
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................   0.00           35.05              0.00          0.00
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................... $10.10           $8.49            $10.38         $8.71
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .................................  19.10%         (16.69%)           19.17%       (12.90%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....... $3,223          $1,705              $544          $471
  Ratios to average net assets:
    Net investment income (loss)* ................  (0.01%)         (0.06%)            0.19%         0.21%
    Net expenses* ................................   1.15%           1.15%             0.90%         0.89%
    Gross expenses* ..............................   1.20%           1.32%             0.95%         0.89%
  Portfolio turnover rate ........................     42%             13%               42%           13%


-------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS

                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE
                          PERIOD(S) INDICATED (MARCH 31, 1999 DATA IS UNAUDITED)

                          GE MID-CAP VALUE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A              CLASS B              CLASS C              CLASS D
                                                    3/31/99(B)          3/31/99(B)            3/31/99(B)          3/31/99(B)
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      12/31/98             12/31/98             12/31/98              12/31/98
Net asset value, beginning of period ................$10.00               $10.00               $10.00               $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ......................  0.01                 0.00                 0.02                 0.03
  Net realized and unrealized
    gains (losses) on investments ...................  0.08                 0.08                 0.08                 0.07
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......  0.09                 0.08                 0.10                 0.10
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .............................  0.00                 0.00                 0.00                 0.00
  Net realized gains ................................  0.00                 0.00                 0.00                 0.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................  0.00                 0.00                 0.00                 0.00
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................$10.09               $10.08               $10.10               $10.10
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ....................................  0.90%                0.80%                1.00%                1.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..........  $101                 $107                 $310              $10,102
  Ratios to average net assets:
   Net investment income (loss)* ....................  0.60%                0.10%                0.82%                1.07%
   Net expenses* ....................................  1.40%                1.88%                0.80%                0.90%
   Gross expenses* ..................................  2.20%                2.68%                1.67%                1.53%
  Portfolio turnover rate ...........................     5%                   5%                   5%                   5%

                                                    GE SMALL-CAP VALUE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A              CLASS B              CLASS C              CLASS D
                                                    3/31/99(B)          3/31/99(B)            3/31/99(B)          3/31/99(B)
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       9/30/98              9/30/98              9/30/98               9/30/98
Net asset value, beginning of period .............   $10.00               $10.00               $10.00               $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...................     0.02                 0.00                 0.02                 0.06
  Net realized and unrealized
    gains (losses) on investments ................     0.40                 0.40                 0.42                 0.38
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...     0.42                 0.40                 0.44                 0.44
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........................     0.02                 0.01                 0.03                 0.03
  Net realized gains .............................     0.03                 0.03                 0.03                 0.03
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................     0.05                 0.04                 0.06                 0.06
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................   $10.37               $10.36               $10.38               $10.38
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .................................     4.22%                4.00%                4.38%                4.42%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .......   $9,797               $7,335               $1,708                 $110
  Ratios to average net assets:
   Net investment income (loss)* .................     0.41%               (0.05%)               0.44%                1.04%
   Net expenses* .................................     1.40%                1.90%                1.15%                0.90%
   Gross expenses* ...............................     1.71%                2.21%                1.48%                1.21%
  Portfolio turnover rate ........................       91%                  91%                  91%                  91%

----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
                           SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT
                      THE PERIOD(S) INDICATED (MARCH 31, 1999 DATA IS UNAUDITED)

                             GE GLOBAL EQUITY FUND
------------------------------------------------------------------------------------------
                                                       CLASS A
                                 3/31/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95 9/30/94(C)
------------------------------------------------------------------------------------------
INCEPTION DATE                          --        --      --      --       --   12/22/93
Net asset value, beginning of period $19.52    $24.61  $22.01  $20.18  $19.34  $18.61
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) ...    (0.05)    (0.01)   0.00    0.02    0.10    0.03
  Net realized and unrealized
   gains (losses) on investments .     5.66     (2.61)   3.89    2.20    1.22    0.91
------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..........     5.61     (2.62)   3.89    2.22    1.32    0.94
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........     0.00      0.00    0.00    0.02    0.09    0.01
  Net realized gains .............     0.97      2.47    1.29    0.37    0.39    0.20
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............     0.97      2.47    1.29    0.39    0.48    0.21
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...   $24.16    $19.52  $24.61  $22.01  $20.18  $19.34
------------------------------------------------------------------------------------------
TOTAL RETURN (A) .................   29.29%   (11.03%) 18.51%  11.18%   7.16%   3.09%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ................   $2,292    $1,414  $1,524  $4,054  $2,811    $694
  Ratios to average net assets:
   Net investment income (loss)* .   (0.42%)   (0.03%) (0.09%)  0.12%   0.47%   0.44%
   Net expenses* .................    1.60%     1.60%   1.60%   1.60%   1.60%   1.60%
   Gross expenses* ...............    1.63%     1.98%   3.10%   1.90%   2.17%   2.02%
  Portfolio turnover rate ........      28%       71%     70%     46%     46%     26%
------------------------------------------------------------------------------------------


                                                     CLASS B
                                  3/31/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95  9/30/94
----------------------------------------------------------------------------------------------
INCEPTION DATE                             --         --       --       --       --   12/22/93
Net asset value, beginning of period   $19.17     $24.32   $21.87    $20.14  $19.32     $18.48
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) ...      (0.11)     (0.11)   (0.08)    (0.04)   0.00      (0.01)
  Net realized and unrealized
   gains (losses) on investments .       5.56      (2.57)    3.82      2.14    1.23       1.06
----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..........       5.45      (2.68)    3.74      2.10    1.23       1.05
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........       0.00       0.00     0.00      0.00    0.02       0.01
  Net realized gains .............       0.97       2.47     1.29      0.37    0.39       0.20
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............       0.97       2.47     1.29      0.37    0.41       0.21
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...     $23.65     $19.17   $24.32    $21.87  $20.14     $19.32
----------------------------------------------------------------------------------------------
TOTAL RETURN (A) .................     28.98%    (11.44%)  17.92%     10.61%   6.62%     5.70%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ................     $1,286       $989     $877      $600    $356       $128
  Ratios to average net assets:
   Net investment income (loss)* .     (0.96%)    (0.48%)  (0.52%)   (0.34%   (0.11%)   (0.08%)
   Net expenses* .................      2.10%      2.10%    2.10%      2.10%   2.10%     2.10%
   Gross expenses* ...............      2.13%      2.45%    3.33%      3.50%   3.50%     2.52%
  Portfolio turnover rate ........        28%        71%      70%        46%     46%       26%
----------------------------------------------------------------------------------------------


                                                     CLASS C
                                  3/31/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95 9/30/94
----------------------------------------------------------------------------------------
INCEPTION DATE                         --        --        --      --       --   1/5/93
Net asset value, beginning of
  period .........................  $19.72     $24.81   $22.18  $20.31  $19.40  $17.16
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) ...   (0.02)      0.05     0.04    0.06    0.09    0.07
  Net realized and unrealized
   gains (losses) on investments .    5.72      (2.65)    3.94    2.22    1.30    2.37
----------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS .....................    5.70      (2.60)    3.98    2.28    1.39    2.44
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........    0.00       0.02     0.06    0.04    0.09    0.00
  Net realized gains .............    0.97       2.47     1.29    0.37    0.39    0.20
----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............    0.97       2.49     1.35    0.41    0.48    0.20
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...  $24.45     $19.72   $24.81  $22.18  $20.31  $19.40
----------------------------------------------------------------------------------------
TOTAL RETURN (A) .................   29.43%   (10.86%)   18.82%  11.44%   7.47%  14.28%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ................ $34,521   $28,412   $35,120 $28,682 $23,683 $20,432
  Ratios to average net assets:
   Net investment income (loss)* .   (0.22%)    0.22%     0.24%   0.33%   0.59%   0.52%
   Net expenses* .................    1.35%     1.34%     1.35%   1.35%   1.35%   1.31%
   Gross expenses* ...............    1.38%     1.35%     1.45%   1.60%   1.42%   1.77%
  Portfolio turnover rate ........      28%       71%       70%     46%     46%     26%

                                                       CLASS D
                                   3/31/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95 9/30/94
---------------------------------------------------------------------------------------------
INCEPTION DATE                          --          --       --       --      --   11/29/93
Net asset value, beginning of
  period .........................   $19.72      $24.83   $22.25  $20.37  $19.45  $17.49
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) ...     0.00        0.09    0.10     0.13    0.13    0.11
  Net realized and unrealized
   gains (losses) on investments .     5.72       (2.63)    3.94    2.21    1.31    2.06
--------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS .....................     5.72       (2.54)   4.04     2.34    1.44    2.17
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........     0.07        0.10    0.17     0.09    0.13    0.01
  Net realized gains .............     0.97        2.47    1.29     0.37    0.39    0.20
--------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............     1.04        2.57    1.46     0.46    0.52    0.21
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...   $24.40      $19.72   $24.83  $22.25  $20.37  $19.45
--------------------------------------------------------------------------------------------
TOTAL RETURN (A) .................    29.60%     (10.59%) 19.14%   11.71%   7.76%  12.43%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ................  $20,385     $15,039 $22,642  $10,123  $9,785 $10,504
  Ratios to average net assets:
   Net investment income (loss)* .     0.04%       0.37%    0.48%   0.56%   0.84%   0.82%
   Net expenses* .................     1.10%       1.07%   1.10%    1.10%   1.10%   1.10%
   Gross expenses* ...............     1.13%       1.07%   1.10%    1.12%   1.75%   1.52%
  Portfolio turnover rate ........       28%         71%     70%      46%     46%     26%



-------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE
                          PERIOD(S) INDICATED (MARCH 31, 1999 DATA IS UNAUDITED)

                          GE INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------
                                                     CLASS A
                                   3/31/99(B) 9/30/98(B) 9/30/97 9/30/96(B) 9/30/95 9/30/94
--------------------------------------------------------------------------------------------
INCEPTION DATE                           --        --        --       --       --    3/2/94
Net asset value, beginning of period $14.98    $20.26    $17.65   $15.87  $15.18     $15.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) ....   (0.04)     0.04      0.01     0.07    0.09       0.06
  Net realized and unrealized
   gains (losses) on investments ..    3.05     (1.58)     3.16     1.74    0.64       0.12
--------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........    3.01     (1.54)     3.17     1.81    0.73       0.18
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........    0.00      0.00      0.06     0.03    0.04       0.00
  Net realized gains ..............    0.57      3.74      0.50     0.00    0.00       0.00
--------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............    0.57      3.74      0.56     0.03    0.04       0.00
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....  $17.42    $14.98    $20.26   $17.65  $15.87     $15.18
--------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................   20.39%    (8.93%)   18.41%   11.39%   4.87%      1.20%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ................. $23,461   $16,805   $17,270   $8,462  $3,948        $25
  Ratios to average net assets:
   Net investment income (loss)* ..   (0.47%)    0.22%     0.20%    0.43%   1.28%      1.01%
   Net expenses* ..................    1.60%     1.60%     1.60%    1.59%   1.60%      1.60%
   Gross expenses* ................    1.66%     1.61%     1.60%    1.66%   1.95%      1.93%
  Portfolio turnover rate .........      30%       93%       51%      36%     27%         6%
--------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                              CLASS B
                                    3/31/99(B) 9/30/98(B) 9/30/97 9/30/96(B) 9/30/95 9/30/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                            --        --        --       --       --    3/2/94
Net asset value, beginning of period  $14.68    $20.02    $17.47   $15.77   $15.13    $15.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) ....    (0.08)    (0.05)    (0.06)    0.05     0.01      0.00
  Net realized and unrealized
   gains (losses) on investments ..     2.99     (1.55)     3.11     1.65     0.64      0.13
----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........     2.91     (1.60)     3.05     1.70     0.65      0.13
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........     0.00      0.00      0.00     0.00     0.01      0.00
  Net realized gains ..............     0.57      3.74      0.50     0.00     0.00      0.00
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............     0.57      3.74      0.50     0.00     0.01      0.00
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....   $17.02    $14.68    $20.02   $17.47   $15.77    $15.13
----------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................    20.05%    (9.39%)   17.86%   10.78%    4.33%     0.87%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .................   $1,273      $948      $455     $272      $57       $34
  Ratios to average net assets:
   Net investment income (loss)* ..    (0.97%)   (0.26%)   (0.30%)   0.28%    0.10%     0.47%
   Net expenses* ..................     2.10%     2.10%     2.10%    2.10%    2.10%     2.10%
   Gross expenses* ................     2.16%     2.59%     4.12%    3.50%    3.50%     2.43%
  Portfolio turnover rate .........       30%       93%       51%      36%      27%        6%
----------------------------------------------------------------------------------------------

                                                       CLASS C
                                    3/31/99(B) 9/30/98(B) 9/30/97 9/30/96(B) 9/30/95 9/30/94
---------------------------------------------------------------------------------------------
INCEPTION DATE                           --      --          --       --         --  3/2/94
Net asset value, beginning of period  $15.11   $20.36    $17.65   $15.88     $15.19  $15.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) .....   (0.02)    0.09      0.05     0.11       0.12    0.00
  Net realized and unrealized
   gains (losses) on investments ...    3.08    (1.60)     3.19     1.72       0.65    0.19
---------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ............    3.06    (1.51)     3.24     1.83       0.77    0.19
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ............    0.00     0.00      0.03     0.06       0.08    0.00
  Net realized gains ...............    0.57     3.74      0.50     0.00       0.00    0.00
---------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................    0.57     3.74      0.53     0.06       0.08    0.00
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....  $17.60   $15.11    $20.36   $17.65     $15.88  $15.19
---------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...................   20.48%   (8.71%)   18.79%   11.54%      5.16%   1.27%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..................  $7,408   $6,114    $6,152   $3,230     $1,262    $481
  Ratios to average net assets:
   Net investment income* ..........   (0.23%)   0.50%     0.45%    0.68%      0.83%   0.66%
   Net expenses* ...................    1.35%    1.35%     1.35%    1.35%      1.35%   1.35%
   Gross expenses* .................    1.41%    1.42%     1.58%    1.96%      2.75%   1.68%
  Portfolio turnover rate ..........      30%      93%       51%      36%        27%      6%

                                                CLASS D
                                     3/31/99(B) 9/30/98(B) 9/30/97 9/30/96(B) 9/30/95 9/30/94
-------------------------------------------------------------------------------------------------
INCEPTION DATE                             --         --         --       --       --    3/2/94
Net asset value, beginning of period   $15.18     $20.43     $17.76   $15.94   $15.22  $15.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) .....     0.00       0.01       0.13     0.17     0.12    0.10
  Net realized and unrealized
   gains (losses) on investments ...     3.09      (1.46)      3.18     1.73     0.70    0.12
-------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ............     3.09      (1.45)      3.31     1.90     0.82    0.22
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ............     0.01       0.06       0.14     0.08     0.10    0.00
  Net realized gains ...............     0.57       3.74       0.50     0.00     0.00    0.00
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................     0.58       3.80       0.64     0.08     0.10    0.00
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....   $17.69     $15.18     $20.43   $17.76   $15.94  $15.22
-------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...................    20.61%     (8.34%)    19.16%   11.97%    5.45%   1.47%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..................  $20,609    $15,367    $75,098  $63,225  $32,907 $26,460
  Ratios to average net assets:
   Net investment income* ..........     0.01%      0.08%      0.76%    0.99%    0.97%   1.52%
   Net expenses* ...................     1.10%      1.04%      1.01%    1.03%    1.07%   1.10%
   Gross expenses* .................     1.16%      1.06%      1.01%    1.03%    1.18%   1.43%
  Portfolio turnover rate ..........       30%        93%        51%      36%      27%      6%

-------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
                           SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT
                      THE PERIOD(S) INDICATED (MARCH 31, 1999 DATA IS UNAUDITED)

                             GE EUROPE EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
                                                     CLASS A          CLASS B          CLASS C              CLASS D
                                                    3/31/99(B)      3/31/99(B)        3/31/99(B)          3/31/99(B)
----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                     1/29/99          1/29/99          1/29/99               1/29/99
Net asset value, beginning of period ..........    $10.00           $10.00           $10.00               $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ................      0.01             0.00             0.01                 0.02
  Net realized and unrealized
    gains (losses) on investments .............     (0.39)           (0.39)           (0.39)               (0.39)
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS      (0.38)           (0.39)           (0.38)               (0.37)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................      0.00             0.00             0.00                 0.00
  Net realized gains ..........................      0.00             0.00             0.00                 0.00
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................      0.00             0.00             0.00                 0.00
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................     $9.62            $9.61            $9.62                $9.63
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..............................     (3.80%)          (3.90%)          (3.80%)              (3.70%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....       $96              $98             $259               $9,630
  Ratios to average net assets:
   Net investment income (loss)* ..............      0.51%            0.02%            0.70%                1.02%
   Net expenses* ..............................      1.70%            2.20%            1.45%                1.20%
   Gross expenses* ............................      2.43%            2.93%            2.22%                1.93%
  Portfolio turnover rate .....................        17%              17%              17%                  17%
----------------------------------------------------------------------------------------------------------------------

                                                       GE EMERGING MARKETS FUND
---------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A          CLASS B          CLASS C          CLASS D
                                                    3/31/99(B)      3/31/99(B)        3/31/99(B)      3/31/99(B)
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       1/29/99         1/29/99          1/29/99           1/29/99
Net asset value, beginning of period ............   $10.00           $10.00           $10.00           $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..................    (0.01)           (0.02)            0.00             0.00
  Net realized and unrealized
    gains (losses) on investments ...............     1.18             1.18             1.18             1.18
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ..     1.17             1.16             1.18             1.18
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .........................     0.00             0.00             0.00             0.00
  Net realized gains ............................     0.00             0.00             0.00             0.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................     0.00             0.00             0.00             0.00
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................   $11.17           $11.16           $11.18           $11.18
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ................................    11.70%           11.60%           11.80%           11.80%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ......     $112             $112             $120          $11,183
  Ratios to average net assets:
   Net investment income (loss)* ................    (0.41%)          (0.91%)          (0.14%)           0.09%
   Net expenses* ................................     1.85%            2.35%            1.60%            1.35%
   Gross expenses* ..............................     2.53%            3.03%            2.28%            2.03%
  Portfolio turnover rate .......................       33%              33%              33%              33%

------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE
                          PERIOD(S) INDICATED (MARCH 31, 1999 DATA IS UNAUDITED)

                          GE STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------------------------
                                                       CLASS A
                                3/31/99(B) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95(B) 9/30/94(C)
--------------------------------------------------------------------------------------------------
INCEPTION DATE                          --        --        --        --         --   12/22/93
Net asset value, beginning of
   period ........................  $24.03     $24.01    $20.33    $18.43    $15.71     $16.21
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
  Net investment income ..........    0.22      0.53       0.53      0.51      0.52       0.48
  Net realized and unrealized
    gains (losses) on investments     3.32      0.74       3.87      1.90      2.57      (0.65)
--------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..........    3.54      1.27       4.40      2.41      3.09      (0.17)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........    0.49      0.47       0.47      0.43      0.37       0.27
  Net realized gains .............    2.08      0.78       0.25      0.08      0.00       0.06
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............    2.57      1.25       0.72      0.51      0.37       0.33
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...  $25.00    $24.03     $24.01    $20.33    $18.43     $15.71
--------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .................   15.36%     5.58%     22.16%    13.35%    20.12%     (1.32%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ................ $36,544   $32,689    $39,731   $25,232    $8,778     $1,104
  Ratios to average net assets:
   Net investment income* ........    1.76%     2.18%      2.42%     2.60%     2.95%      2.59%
   Net expenses* .................    1.13%     1.14%      1.15%     1.12%     1.15%      1.15%
   Gross expenses* ...............    1.13%     1.14%      1.15%     1.15%     1.19%      1.58%
  Portfolio turnover rate ........      57%      119%       106%       93%       98%        68%
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                          CLASS B
                                 3/31/99(B) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95(B) 9/30/94
-------------------------------------------------------------------------------------------------
INCEPTION DATE                          --           --          --        --        --   12/22/93
Net asset value, beginning of
   period ........................   $23.65      $23.70      $20.04    $18.26    $15.62     $16.14
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
  Net investment income ..........     0.15        0.42        0.42      0.41      0.40       0.27
  Net realized and unrealized
    gains (losses) on investments      3.27        0.69        3.82      1.87      2.58      (0.46)
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..........     3.42        1.11        4.24      2.28      2.98      (0.19)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........     0.40        0.38        0.33      0.42      0.34       0.27
  Net realized gains .............     2.08        0.78        0.25      0.08      0.00       0.06
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............     2.48        1.16        0.58      0.50      0.34       0.33
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...   $24.59      $23.65      $23.70    $20.04    $18.26     $15.62
------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .................    15.10%       4.91%      21.57%    12.73%    19.53%     (1.25%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ................  $14,089     $11,158      $5,685    $3,701      $882       $150
  Ratios to average net assets:
   Net investment income* ........     1.27%       1.72%       1.92%     2.11%     2.46%      1.92%
   Net expenses* .................     1.63%       1.63%       1.65%     1.65%     1.65%      1.65%
   Gross expenses* ...............     1.63%       1.63%       1.93%     2.10%     3.50%      2.08%
  Portfolio turnover rate ........       57%        119%        106%       93%       98%        68%
------------------------------------------------------------------------------------------------------

                                                     CLASS C
                               3/31/99(B) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95(B) 9/30/94
----------------------------------------------------------------------------------------------
INCEPTION DATE                       --        --        --          --         --    1/5/93
Net asset value, beginning of
   period .....................  $24.15    $24.11    $20.38      $18.46     $15.72    $16.08
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss)     0.25      0.61      0.59        0.54       0.53      0.44
  Net realized and unrealized
   gains (losses) on investments   3.33      0.73      3.88        1.92       2.59     (0.48)
----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ..................    3.58      1.34      4.47        2.46       3.12     (0.04)
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......    0.56      0.52      0.49        0.46       0.38      0.26
  Net realized gains ..........    2.08      0.78      0.25        0.08       0.00      0.06
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........    2.64      1.30      0.74        0.54       0.38      0.32
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $25.09    $24.15    $24.11      $20.38     $18.46    $15.72
----------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..............   15.51%     5.88%    22.45%      13.58%     20.35%    (0.27%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............. $64,752   $49,540   $40,516     $26,467    $17,821   $13,018 $
  Ratios to average net assets:
   Net investment income (loss)*   2.02%     2.49%     2.66%       2.81%      3.21%     2.62%
   Net expenses* ..............    0.88%     0.85%     0.90%       0.90%      0.90%     0.85%
   Gross expenses* ............    0.88%     0.85%     0.94%       1.05%      1.03%     1.33%
  Portfolio turnover rate .....      57%      119%      106%         93%        98%       68%

                                                            CLASS D
                                3/31/99(B) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95  9/30/94
------------------------------------------------------------------------------------------------
INCEPTION DATE                        --          --        --        --        --    11/29/93
Net asset value, beginning of
   period .....................   $24.20      $24.16     $20.44   $18.49    $15.74     $16.02
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss)      0.28        0.67       0.64     0.63      0.55       0.45
  Net realized and unrealized
   gains (losses) on investments    3.34        0.72       3.89     1.90      2.62      (0.40)
-----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ..................     3.62        1.39       4.53     2.53      3.17       0.05
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......     0.62        0.57       0.56     0.50      0.42       0.27
  Net realized gains ..........     2.08        0.78       0.25     0.08      0.00       0.06
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........     2.70        1.35       0.81     0.58      0.42       0.33
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    $25.12      $24.20     $24.16   $20.44    $18.49     $15.74
-----------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..............    15.65%       6.10%     22.76%   13.95%    20.70%      0.25%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............  $64,553     $51,802    $37,924  $36,162   $18,665    $17,159
  Ratios to average net assets:
   Net investment income (loss)*    2.27%       2.70%      2.90%    3.16%     3.46%      2.93%
   Net expenses* ..............     0.63%       0.64%      0.65%    0.58%     0.65%      0.65%
   Gross expenses* ............     0.63%       0.64%      0.65%    0.59%     0.97%      1.08%
  Portfolio turnover rate .....       57%        119%       106%      93%       98%        68%


--------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
                      SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE
                          PERIOD(S) INDICATED (MARCH 31, 1999 DATA IS UNAUDITED)

                                                         GE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                     CLASS A
                                  3/31/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95 9/30/94(C)
-------------------------------------------------------------------------------------------
INCEPTION DATE                         --        --      --       --       --   12/22/93
Net asset value, beginning of
  period .......................... $12.53    $12.05   $11.69  $11.91  $11.27  $12.19
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income ...........   0.30      0.64     0.69    0.65    0.73    0.47
  Net realized and unrealized
   gains (losses) on investments ..  (0.35)     0.50     0.35   (0.19)   0.63   (0.84)
-------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........  (0.05)     1.14     1.04    0.46    1.36   (0.37)
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........   0.31      0.64     0.68    0.68    0.72    0.47
  Net realized gains ..............   0.00      0.00     0.00    0.00    0.00    0.08
  In excess of net investment income  0.00      0.02     0.00    0.00    0.00    0.00
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............   0.31      0.66     0.68    0.68    0.72    0.55
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .... $12.17    $12.53   $12.05  $11.69  $11.91  $11.27
-------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................  (0.43%)    9.70%    9.19%   3.91%  12.48%  (3.02%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .................$39,402   $35,342  $18,617 $15,653  $5,400 $26,023
  Ratios to average net assets:
   Net investment income* .........   4.89%     5.28%    5.81%   5.66%   6.22%   5.37%
   Net expenses* ..................   1.05%     1.05%    1.09%   1.05%   1.08%   1.10%
   Gross expenses* ................   1.07%     1.06%    1.14%   1.12%   1.18%   1.51%
  Portfolio turnover rate .........    124%      219%     258%    275%    315%    298%
-------------------------------------------------------------------------------------------

                                              CLASS B
                                   3/31/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95 9/30/94
-------------------------------------------------------------------------------------------
INCEPTION DATE                            --        --      --       --      --   12/22/93
Net asset value, beginning of
  period ..........................   $12.55    $12.06   $11.70  $11.91 $11.26  $12.15
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income ...........     0.27      0.58    0.63     0.60    0.65   0.42
  Net realized and unrealized
   gains (losses) on investments ..    (0.35)     0.50     0.36   (0.20)  0.66   (0.81)
------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........    (0.08)     1.08    0.99     0.40    1.31  (0.39)
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........    0.28      0.57    0.63     0.61    0.66    0.42
  Net realized gains ..............    0.00      0.00    0.00     0.00    0.00    0.08
  In excess of net investment income   0.00      0.02    0.00     0.00    0.00    0.00
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............    0.28      0.59    0.63     0.61    0.66    0.50
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....  $12.19    $12.55   $12.06  $11.70  $11.91  $11.26
------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................   (0.67%)    9.24%   8.64%    3.41%  11.98%  (3.31%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .................  $2,182    $1,855  $1,401   $1,673    $234     $65
  Ratios to average net assets:
   Net investment income* .........    4.39%     4.79%   5.17%    5.19%   5.57%   4.83%
   Net expenses* ..................    1.55%     1.55%   1.56%    1.60%   1.60%   1.58%
   Gross expenses* ................    1.57%     1.85%   2.19%    2.44%   3.50%   2.01%
  Portfolio turnover rate .........     124%      219%    258%     275%    315%    298%
------------------------------------------------------------------------------------------

                                                     CLASS C
                                 3/31/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95 9/30/94
---------------------------------------------------------------------------------------
INCEPTION DATE                         --      --         --       --      --   1/5/93
Net asset value, beginning of
  period .........................  $12.55   $12.06   $11.70   $11.92  $11.27  $12.31
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
  Net investment income ..........    0.32     0.68     0.72     0.69    0.73    0.61
  Net realized and unrealized
   gains (losses) on investments .   (0.37)    0.50     0.35    (0.21)   0.67   (0.96)
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS .....................   (0.05)    1.18     1.07     0.48    1.40   (0.35)
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........    0.32     0.67     0.71     0.70    0.75    0.61
  Net realized gains .............    0.00     0.00     0.00     0.00    0.00    0.08
  In excess of net investment income  0.00     0.02     0.00     0.00    0.00    0.00
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............    0.32     0.69     0.71     0.70    0.75    0.69
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...  $12.18   $12.55   $12.06   $11.70  $11.92  $11.27
---------------------------------------------------------------------------------------
TOTAL RETURN (A) .................   (0.38%)  10.06%    9.45%    4.10%  12.81%  (2.97%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ................ $58,367  $49,736  $35,097  $28,115 $21,401 $13,600
  Ratios to average net assets:
   Net investment income* ........    5.14%    5.53%    6.17%    5.84%   6.37%   5.22%
   Net expenses* .................    0.80%    0.80%    0.85%    0.85%   0.85%   0.79%
   Gross expenses* ...............    0.82%    0.83%    0.96%    0.99%   0.95%   1.26%
  Portfolio turnover rate ........     124%     219%     258%     275%    315%    298%

                                                         CLASS D
                                  3/31/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95 9/30/94
---------------------------------------------------------------------------------------------
INCEPTION DATE                          --         --        --       --      --   11/29/93
Net asset value, beginning of
  period ........................    $12.54    $12.05    $11.69   $11.92  $11.27    $12.17
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
  Net investment income .........      0.33      0.71      0.75     0.72    0.77      0.55
  Net realized and unrealized
   gains (losses) on investments      (0.35)     0.50      0.35    (0.22)   0.65     (0.83)
---------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ....................     (0.02)     1.21      1.10     0.50    1.42     (0.28)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .........      0.34      0.70      0.74     0.73    0.77      0.54
  Net realized gains ............      0.00      0.00      0.00     0.00    0.00      0.08
  In excess of net investment income   0.00      0.02      0.00     0.00    0.00      0.00
---------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............      0.34      0.72      0.74     0.73    0.77      0.62
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..    $12.18    $12.54    $12.05   $11.69  $11.92    $11.27
---------------------------------------------------------------------------------------------
TOTAL RETURN (A) ................     (0.18%)   10.33%     9.74%    4.32%  13.10%    (2.34%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...............   $38,259   $30,067   $16,229  $19,098  $6,642    $2,732
  Ratios to average net assets:
   Net investment income* .......      5.39%     5.58%     5.97%    6.14%   6.57%     5.40%
   Net expenses* ................      0.55%     0.55%     0.56%    0.55%   0.59%     0.58%
   Gross expenses* ..............      0.57%     0.57%     0.59%    0.57%   2.50%     1.01%
  Portfolio turnover rate .......       124%      219%      258%     275%    315%      298%

----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE
                          PERIOD(S) INDICATED (MARCH 31, 1999 DATA IS UNAUDITED)

                          GE GOVERNMENT SECURITIES FUND
----------------------------------------------------------------------------------------------
                                                     CLASS A
                                  3/31/99(B) 9/30/98(B) 9/30/97(D) 10/31/96 10/31/95 10/31/94
----------------------------------------------------------------------------------------------
INCEPTION DATE                         --         --        --          --       --    9/8/93
Net asset value, beginning of
  period ..........................  $8.90     $8.53      $8.48      $8.70   $8.43    $10.14
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........   0.25      0.56       0.53       0.62    0.58      0.70
  Net realized and unrealized
   gains (losses) on investments ..  (0.36)     0.39       0.05      (0.22)   0.38     (1.60)
----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........  (0.11)     0.95       0.58       0.40    0.96     (0.90)
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........   0.30      0.53       0.53       0.54    0.58      0.70
  Net realized gains ..............   0.00      0.00       0.00       0.00    0.00      0.03
  Return of capital ...............   0.00      0.00       0.00       0.08    0.11      0.08
  In excess of net investment income  0.00      0.05       0.00       0.00    0.00      0.00
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............   0.30      0.58       0.53       0.62    0.69      0.81
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD ..........................  $8.49     $8.90      $8.53      $8.48   $8.70     $8.43
----------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................  (1.30%)   11.61%      7.13%      4.80%  11.77%    (9.17%)
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of period
   (in thousands) .................$24,794   $24,541    $24,027    $29,090 $26,889   $21,498
  Ratios to average net assets:
   Net investment income* .........   5.76%     6.52%      6.91%      6.59%   6.78%     7.09%
   Net expenses* ..................   1.10%     1.10%      0.88%      0.90%   1.01%     0.99%
   Gross expenses* ................   1.12%     1.16%      0.88%      0.90%   1.01%     0.99%
  Portfolio turnover rate .........     61%       64%       110%       334%    316%      129%
----------------------------------------------------------------------------------------------

                                                                   CLASS B
                                  3/31/99(B) 9/30/98(B) 9/30/97(D) 10/31/96 10/31/95 10/31/94
---------------------------------------------------------------------------------------------------
INCEPTION DATE                        --          --      --           --      --       4/22/87
Net asset value, beginning of
  period ..........................  $8.93     $8.54    $8.49       $8.71      $8.42      $10.14
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........   0.23      0.52     0.47        0.55       0.51        0.60
  Net realized and unrealized
   gains (losses) on investments ..  (0.36)     0.39     0.05       (0.22)      0.41       (1.58)
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........  (0.13)     0.91    0.52         0.33       0.92       (0.98)
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........   0.26      0.48    0.47         0.48       0.52        0.60
  Net realized gains ..............   0.00      0.00    0.00         0.00       0.00        0.03
  Return of capital ...............   0.00      0.00    0.00         0.07       0.11        0.11
  In excess of net investment income  0.00      0.04    0.00         0.00       0.00        0.00
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............   0.26      0.52    0.47         0.55       0.63        0.74
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD ..........................  $8.54     $8.93   $8.54        $8.49      $8.71       $8.42
---------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................  (1.45%)   10.99%   6.36%         4.00%    11.19%      (9.98%)
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of period
   (in thousands) ................$343,027  $399,675   $523,30   $767,216 $1,112,254  $1,252,348
  Ratios to average net assets:
   Net investment income* ........    5.26%     6.00%   6.15%        5.77%      6.08%       6.45%
   Net expenses* .................    1.60%     1.60%   1.63%        1.69%      1.76%       1.76%
   Gross expenses* ...............    1.62%     1.61%   1.63%        1.69%      1.76%       1.76%
  Portfolio turnover rate ........      61%       64%    110%         334%       316%        129%
---------------------------------------------------------------------------------------------------

                                                               CLASS C
                                                        3/31/99(B)   9/30/98(B)
--------------------------------------------------------------------------------
INCEPTION DATE                                             --        10/28/97
Net asset value, beginning of period ...................  $10.41        $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ................................    0.30          0.61
  Net realized and unrealized gains on investments .....   (0.42)         0.36
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .........   (0.12)         0.97
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................................    0.30          0.51
  Net realized gains ...................................    0.00          0.00
  In excess of net investment income ...................    0.00          0.05
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................................    0.30          0.56
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........................   $9.99        $10.41
--------------------------------------------------------------------------------
TOTAL RETURN (A) .......................................   (1.12%)       10.01%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .............  $5,554          $972
  Ratios to average net assets:
   Net investment income* ..............................    6.00%         6.01%
   Net expenses* .......................................    0.85%         0.78%
   Gross expenses* .....................................    0.87%         1.46%
  Portfolio turnover rate ..............................      61%           64%

--------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS

                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE
                          PERIOD(S) INDICATED (MARCH 31, 1999 DATA IS UNAUDITED)

                          GE SHORT-TERM GOVERNMENT FUND
-------------------------------------------------------------------------------------
                                                     CLASS A
                               3/31/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95 9/30/94
-------------------------------------------------------------------------------------
INCEPTION DATE                     --          --        --      --       --   3/2/94
Net asset value, beginning of
   period ....................  $12.01     $11.85    $11.78  $11.91   $11.72  $12.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income ......    0.27       0.62      0.65    0.60     0.64    0.35
  Net realized and unrealized
   gains (losses) on investments (0.14)      0.19      0.07   (0.06)    0.21   (0.30)
-------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
   OPERATIONS ................    0.13       0.81      0.72    0.54     0.85    0.05
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ......    0.27       0.63      0.64    0.61     0.66    0.33
  Net realized gains .........    0.05       0.02      0.01    0.06     0.00    0.00
-------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........    0.32       0.65      0.65    0.67     0.66    0.33
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $11.82     $12.01    $11.85  $11.78   $11.91  $11.72
-------------------------------------------------------------------------------------
TOTAL RETURN (A) .............    1.06%      7.10%     6.30%   4.63%    7.48%   0.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............  $9,565     $8,905    $7,298    $340     $285     $35
  Ratios to average net assets:
   Net investment income* ....    4.48%      5.21%     5.24%   5.04%    5.27%   4.75%
   Net expenses* .............    0.95%      0.95%     0.95%   0.95%    0.95%   0.95%
   Gross expenses* ...........    1.25%      1.17%     2.19%   3.00%    3.00%   1.71%
  Portfolio turnover rate ....      80%       185%      265%    201%     415%    146%
-------------------------------------------------------------------------------------

                                                     CLASS B
                               3/31/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95 9/30/94
------------------------------------------------------------------------------------
INCEPTION DATE                      --        --        --       --      --    3/2/94
Net asset value, beginning of
   period ....................  $12.01    $11.84     $11.78  $11.90  $11.72  $12.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income ......    0.24      0.58       0.61    0.56    0.59    0.33
  Net realized and unrealized
   gains (losses) on investments (0.13)     0.20       0.06   (0.05)   0.21   (0.31)
------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
   OPERATIONS ................    0.11      0.78       0.67    0.51    0.80   0.02
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ......    0.25      0.59      0.60     0.57    0.62   0.30
  Net realized gains .........    0.05      0.02      0.01     0.06    0.00   0.00
------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........    0.30      0.61      0.61     0.63    0.62   0.30
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $11.82    $12.01    $11.84   $11.78  $11.90 $11.72
------------------------------------------------------------------------------------
TOTAL RETURN (A) .............    0.88%     6.83%     5.84%    4.35%   7.01%  0.20%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............    $783      $895    $1,031     $145     $83    $25
  Ratios to average net assets:
   Net investment income* ....    4.12%     4.87%     4.84%    4.67%   5.07%  4.38%
   Net expenses* .............    1.30%     1.30%     1.30%    1.30%   1.30%  1.30%
   Gross expenses* ...........    1.60%     1.88%     7.77%    3.35%   3.35%  2.06%
  Portfolio turnover rate ....      80%      185%      265%     201%    415%   146%
------------------------------------------------------------------------------------

                                                     CLASS C
                               3/31/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95 9/30/94
-------------------------------------------------------------------------------------
INCEPTION DATE                      --         --       --       --      --   3/2/94
Net asset value, beginning of
  period                        $12.02     $11.86   $11.79   $11.91  $11.72   $12.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income           0.28       0.65     0.67     0.63    0.66     0.36
  Net realized and unrealized
   gains (losses) on investments (0.14)      0.19     0.08    (0.05)   0.22    (0.30)
-------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
   OPERATIONS                     0.14       0.84     0.75     0.58    0.88     0.06
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income           0.28       0.66     0.67     0.64    0.69     0.34
  Net realized gains              0.05       0.02     0.01     0.06    0.00     0.00
-------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               0.33       0.68     0.68     0.70    0.69     0.34
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $11.83     $12.02   $11.86   $11.79  $11.91   $11.72
-------------------------------------------------------------------------------------
TOTAL RETURN (A)                  1.19%      7.36%    6.57%    4.98%   7.74%    0.53%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)               $9,485     $8,199   $5,319   $3,653  $2,437     $287
  Ratios to average net assets:
   Net investment income*         4.72%      5.47%    5.57%    5.28%   5.62%    5.18%
   Net expenses*                  0.70%      0.70%    0.70%    0.70%   0.70%    0.70%
   Gross expenses*                1.00%      0.95%    1.07%    1.34%   1.84%    1.46%
  Portfolio turnover rate           80%       185%     265%     201%    415%     146%

                                                 CLASS D
                                3/31/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95 9/30/94
--------------------------------------------------------------------------------------
INCEPTION DATE                       --          --        --       --     --    3/2/94
Net asset value, beginning of
  period                         $12.01      $11.85    $11.78  $11.90  $11.72   $12.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income            0.30        0.68      0.70    0.66    0.69     0.39
  Net realized and unrealized
   gains (losses) on investments  (0.13)       0.19      0.08   (0.05)   0.21    (0.31)
----------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
   OPERATIONS                      0.17        0.87      0.78    0.61    0.90     0.08
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income            0.30        0.69      0.70    0.67   0.72      0.36
  Net realized gains               0.05        0.02      0.01    0.06   0.00      0.00
----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                0.35        0.71      0.71    0.73   0.72      0.36
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $11.83      $12.01    $11.85  $11.78 $11.90    $11.72
----------------------------------------------------------------------------------------
TOTAL RETURN (A)                   1.40%       7.65%     6.83%   5.24%  7.92%     0.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                $4,065      $9,444    $7,717  $7,786 $8,048    $7,822
  Ratios to average net assets:
   Net investment income*          4.98%       5.74%     5.80%   5.54%  5.89%     5.32%
   Net expenses*                   0.45%       0.45%     0.45%   0.45%  0.45%     0.45%
   Gross expenses*                 0.75%       0.68%     0.68%   0.83%  0.98%     1.21%
  Portfolio turnover rate            80%        185%      265%    201%   415%      146%

------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
                           SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT
                      THE PERIOD(S) INDICATED (MARCH 31, 1999 DATA IS UNAUDITED)

                               GE TAX-EXEMPT FUND
--------------------------------------------------------------------------------
                                                     CLASS A
                               3/31/99(B) 9/30/98(B) 9/30/97(D) 10/31/96 10/31/95 10/31/94
-------------------------------------------------------------------------------------------
INCEPTION DATE                      --          --        --         --       --    9/8/93
Net asset value, beginning of
   period ....................  $11.83      $11.63    $11.42     $11.31   $10.59   $11.48
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
  Net investment income ......    0.25        0.51      0.53       0.62     0.55     0.45
  Net realized and unrealized
   gains (losses) on investments (0.16)       0.20      0.22       0.05     0.73    (0.78)
-------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS .................    0.09        0.71      0.75       0.67     1.28    (0.33)
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ......    0.25        0.51      0.54       0.56     0.56     0.56
  Net realized gains .........    0.00        0.00      0.00       0.00     0.00     0.00
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........    0.25        0.51      0.54       0.56     0.56     0.56
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $11.67      $11.83    $11.63     $11.42   $11.31   $10.59
-------------------------------------------------------------------------------------------
TOTAL RETURN (A) .............    0.65%       6.33%     6.77%      6.13%   12.24%   (2.99%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............  $5,884      $5,730   $16,542    $16,169  $16,025  $14,283
  Ratios to average net assets:
   Net investment income* ....    4.20%       4.32%     5.01%      5.42%    5.01%    4.08%
   Net expenses* .............    1.10%       1.10%     0.35%      0.00%    0.00%    0.77%
   Gross expenses* ...........    1.23%       1.23%     1.57%      1.52%    1.81%    1.62%
  Portfolio turnover rate ....      20%         74%       13%         6%      25%       0%
-------------------------------------------------------------------------------------------

                                          CLASS B
                               3/31/99(B) 9/30/98(B) 9/30/97(D) 10/31/96 10/31/95 10/31/94
-------------------------------------------------------------------------------------------
INCEPTION DATE                       --        --         --         --       --    9/8/93
Net asset value, beginning of
   period ....................   $11.83    $11.63     $11.44     $11.32   $10.60   $11.48
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
  Net investment income ......     0.22      0.44       0.51       0.62     0.55     0.43
  Net realized and unrealized
   gains (losses) on investments  (0.17)     0.21       0.21       0.06     0.73    (0.82)
------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS .................     0.05      0.65       0.72       0.68    1.28     (0.39)
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ......     0.22      0.45       0.53       0.56    0.56      0.49
  Net realized gains .........     0.00      0.00       0.00       0.00    0.00      0.00
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........     0.22      0.45       0.53       0.56    0.56      0.49
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $11.66    $11.83     $11.63     $11.44  $11.32    $10.60
------------------------------------------------------------------------------------------
TOTAL RETURN (A) .............     0.40%     5.68%      6.46%      6.12%  12.33%    (3.45%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............   $8,293    $8,905    $10,133     $9,184  $7,668    $4,990
  Ratios to average net assets:
   Net investment income* ....    3.70%      3.81%      4.79%      5.43%   5.01%     3.75%
   Net expenses* .............    1.60%      1.60%      0.57%      0.00%   0.00%     1.14%
   Gross expenses* ...........    1.73%      1.71%      2.32%      2.26%   2.56%     2.30%
  Portfolio turnover rate ....      20%        74%        13%         6%     25%        0%
------------------------------------------------------------------------------------------

                                                           CLASS C                                        CLASS D
                                          3/31/99(B)     9/30/98(B)        9/30/97      3/31/99(B)      9/30/98(B)       9/30/97
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                --             --            9/26/97          --              --           9/26/97
Net asset value, beginning of period .....  $12.30          $12.09         $12.08          $12.30          $12.10          $12.09
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................    0.27            0.55           0.02            0.29            0.58            0.02
  Net realized and unrealized gains
    on investments .......................   (0.17)           0.21           0.00           (0.17)           0.27            0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS ............................    0.10            0.76           0.02            0.12            0.85            0.02
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................    0.27            0.55           0.01            0.29            0.65            0.01
  Net realized gains .....................    0.00            0.00           0.00            0.00            0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................    0.27            0.55           0.01            0.29            0.65            0.01
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........  $12.13          $12.30         $12.09          $12.13          $12.30          $12.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................    0.83%           6.48%          0.11%           0.88%           7.30%           0.11%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) $19,484         $10,794         $8,032             $24             $24          $3,216
  Ratios to average net assets:
   Net investment income* ................    4.46%           4.57%          4.04%           4.71%           4.74%           4.31%
   Net expenses* .........................    0.85%           0.85%          0.74%           0.60%           0.60%           0.54%
   Gross expenses* .......................    0.98%           0.98%          0.76%           0.73%           1.25%           0.56%
  Portfolio turnover rate ................      20%             74%            13%             20%             74%             13%


-----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE
                          PERIOD(S) INDICATED (MARCH 31, 1999 DATA IS UNAUDITED)

                                                          GE HIGH YIELD FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A              CLASS B              CLASS C              CLASS D
                                                    3/31/99(B)          3/31/99(B)            3/31/99(B)          3/31/99(B)
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      12/31/98             12/31/98             12/31/98              12/31/98
Net asset value, beginning of period ....             $10.00               $10.00               $10.00               $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..........               0.15                 0.14                 0.18                 0.16
  Net realized and unrealized
    gains (losses) on investments .......               0.03                 0.03                 0.01                 0.03
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
    OPERATIONS .........................                0.18                 0.17                 0.19                 0.19
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .................               0.15                 0.14                 0.16                 0.16
  Net realized gains ....................               0.00                 0.00                 0.00                 0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .....................               0.15                 0.14                 0.16                 0.16
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..........             $10.03               $10.03               $10.03               $10.03
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ........................               1.82%               1.70%                 1.89%                1.95%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)              $102                $102                  $966              $20,366
  Ratios to average net assets:
   Net investment income (loss)* ........               6.34%               5.84%                 7.48%                6.87%
   Net expenses* ........................               1.20%               1.70%                 0.38%                0.70%
   Gross expenses* ......................               1.73%               2.23%                 0.75%                0.97%
  Portfolio turnover rate ...............                  8%                  8%                    8%                   8%
----------------------------------------------------------------------------------------------------------------------------------

                                                         GE MONEY MARKET FUND
                                        3/31/99(B)     9/30/98(B)        9/30/97         9/30/96         9/30/95          9/30/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --             --            --              --              --             1/5/93
Net asset value, beginning of period ....    $1.00           $1.00         $1.00           $1.00            $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................     0.05            0.05          0.05            0.05            0.05             0.03
  Net realized and unrealized gains
   on investments .......................    (0.03)           0.00          0.00            0.00            0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS ............................     0.02            0.05          0.05            0.05            0.05             0.03
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .................     0.02            0.05          0.05            0.05            0.05             0.03
  Net realized gains ....................     0.00            0.00          0.00            0.00            0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .....................     0.02            0.05          0.05            0.05            0.05             0.03
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..........    $1.00           $1.00         $1.00           $1.00           $1.00            $1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ........................     2.33%           5.23%         5.14%           5.18%           5.52%            3.31%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) $171,893       $153,665      $114,030         $85,842         $71,664          $53,607
  Ratios to average net assets:
   Net investment income* ...............      4.61%          5.11%         5.04%           5.06%           5.32%            3.41%
   Net expenses* ........................      0.50%          0.50%         0.47%           0.45%           0.45%            0.45%
   Gross expenses* ......................      0.50%          0.52%         0.56%           0.66%           0.70%            1.04%

------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                   NOTES TO FINANCIAL HIGHLIGHTS

(A) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, AND ASSUME NO SALES CHARGE. HAD THE ADVISER NOT ABSORBED A PORTION OF EXPENSES, TOTAL RETURNS WOULD HAVE BEEN LOWER. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(B) PER SHARE DATA IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(C) PER SHARE INFORMATION IS FOR THE PERIOD SINCE INCEPTION THROUGH SEPTEMBER 30, 1994, AND THE TOTAL RETURN INFORMATION IS FOR THE PERIOD JANUARY 1, 1994, (COMMENCEMENT OF OPERATIONS), THROUGH SEPTEMBER 30, 1994.

(D) FOR THE PERIOD NOVEMBER 1, 1996, THROUGH SEPTEMBER 30, 1997.

(E) THE VALUES SHOWN FOR THE PER SHARE INFORMATION HAVE BEEN ADJUSTED TO REFLECT THE 1 SHARE FOR 1.68 SHARES REVERSE STOCK SPLIT IN THE GE VALUE EQUITY FUND ON NOVEMBER 6, 1998. ALSO SEE NOTE 9 OF NOTES TO FINANCIAL STATEMENTS.

(F) THE VALUES SHOWN FOR THE PER SHARE INFORMATION HAVE BEEN ADJUSTED TO REFLECT THE 1 SHARE FOR 4.71 SHARES REVERSE STOCK SPLIT IN THE GE MID-CAP GROWTH FUND ON NOVEMBER 6, 1998. ALSO SEE NOTE 9 OF NOTES TO FINANCIAL STATEMENTS.

*   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

STATEMENTS OF ASSETS
AND LIABILITIES MARCH 31, 1999 (UNAUDITED)


                                                                       GE                 GE                GE              GE
                                                                      U.S.          PREMIER GROWTH         VALUE          MID-CAP
                                                                     EQUITY             EQUITY            EQUITY          GROWTH
                                                                      FUND               FUND              FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $486,455,424; $45,746,178;
      $59,477,901; $33,027,930; $10,106,426; $18,625,651; $45,440,122;
      $47,150,967; $10,228,753;
      $9,644,067; and $141,509,894, respectively ) ............   $629,063,096       $58,581,967        $76,256,736     $37,092,361
   Short-term investments (at amortized cost) .................     24,296,209         3,328,631          1,037,787       2,370,569
   Foreign currency (cost $0; $0; $0; $0; $0; $0; $24,681;
      $302,911; $11,468; $6,036; and $38,845, respectively)                 --                --                 --              --
   Receivable for investments sold ............................     20,802,733           858,382             42,361              --
   Income receivables .........................................        736,800            25,344             90,385          51,508
   Receivable for fund shares sold ............................        531,046           287,362             16,845              68
   Deferred organizational costs ..............................             --             7,445                 --             --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ............................................    675,429,884        63,089,131         77,444,114      39,514,506
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market ** ..............................             --                --                 --              --
   Payable for investments purchased ..........................      1,301,685           518,164            138,156         903,055
   Payable for fund shares redeemed ...........................     21,182,316            25,178            117,350          59,715
   Payable to GEIM ............................................        276,141            40,846             42,318          13,026
   Variation margin payable ...................................        235,300            15,000                 --           1,100
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .......................................     22,995,442           599,188            297,824         976,896
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................   $652,434,442       $62,489,943        $77,146,290     $38,537,610
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ............................................   $454,806,067       $47,023,563        $58,327,949     $37,556,463
   Undistributed (overdistributed) net investment income             1,061,914            (9,276)            58,216          34,660
   Accumulated net realized gain (loss) .......................     54,125,786         2,657,042          1,981,106      (3,112,594)
   Net unrealized appreciation / (depreciation) on:
      Investments .............................................    142,607,672        12,835,789         16,778,835       4,064,431
      Futures .................................................       (166,668)          (17,175)                --          (5,350)
      Written options .........................................             --                --                 --              --
      Foreign currency related transactions ...................           (329)               --                184              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................   $652,434,442       $62,489,943        $77,146,290     $38,537,610
------------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets ....................................................   $119,033,409       $13,423,794        $18,813,291     $12,585,365
Shares outstanding ($.001 par value) ..........................      3,634,746           505,158          1,573,144       1,281,730
Net asset value per share .....................................         $32.75            $26.57             $11.96           $9.82
Maximum offering price per share ..............................         $34.75            $28.19             $12.69          $10.42

CLASS B:
Net assets ....................................................    $30,819,586        $5,907,732        $51,912,527     $22,185,277
Shares outstanding ($.001 par value) ..........................        982,154           224,861          4,417,775       2,400,804
Net asset value per share* ....................................         $31.38            $26.27             $11.75           $9.24

CLASS C:
Net assets ....................................................   $169,577,932       $31,528,409         $4,482,631      $3,222,917
Shares outstanding ($.001 par value) ..........................      5,267,056         1,182,518            366,967         319,178
Net asset value per share .....................................         $32.20            $26.66             $12.22          $10.10

CLASS D:
Net assets ....................................................   $333,003,515       $11,630,008         $1,937,841        $544,051
Shares outstanding ($.001 par value) ..........................     10,372,506           435,144            155,244          52,433
Net asset value per share .....................................         $32.10            $26.73             $12.48          $10.38


                                                                         GE                   GE               GE
                                                                       MID-CAP             SMALL-CAP         GLOBAL
                                                                    VALUE EQUITY         VALUE EQUITY        EQUITY
                                                                        FUND                 FUND             FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $486,455,424; $45,746,178;
      $59,477,901; $33,027,930; $10,106,426; $18,625,651; $45,440,122;
      $47,150,967; $10,228,753;
      $9,644,067; and $141,509,894, respectively ) ............       $10,327,933          $18,571,219      $56,384,084
   Short-term investments (at amortized cost) .................           281,192              505,839        2,489,928
   Foreign currency (cost $0; $0; $0; $0; $0; $0; $24,681;
      $302,911; $11,468; $6,036; and $38,845, respectively)                    --                   --           24,666
   Receivable for investments sold ............................                --              147,302          756,233
   Income receivables .........................................            11,423               15,869          176,231
   Receivable for fund shares sold ............................                --               10,275            8,617
   Deferred organizational costs ..............................                --                   --               --
---------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ............................................        10,620,548           19,250,504       59,839,759
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market ** ..............................                --                   --               --
   Payable for investments purchased ..........................                --              273,797        1,202,710
   Payable for fund shares redeemed ...........................                --               12,276           88,823
   Payable to GEIM ............................................               905               14,131           64,467
   Variation margin payable ...................................                --                   --               --
---------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .......................................               905              300,204        1,356,000
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................       $10,619,643          $18,950,300      $58,483,759
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ............................................       $10,504,653          $19,028,614      $45,947,890
   Undistributed (overdistributed) net investment income                   25,482               (8,711)        (194,432)
   Accumulated net realized gain (loss) .......................          (131,999)             (15,171)       1,789,278
   Net unrealized appreciation / (depreciation) on:
      Investments .............................................           221,507              (54,432)      10,943,962
      Futures .................................................                --                   --               --
      Written options .........................................                --                   --               --
      Foreign currency related transactions ...................                --                   --           (2,939)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................       $10,619,643          $18,950,300      $58,483,759
---------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets ....................................................          $100,919           $9,797,057       $2,292,080
Shares outstanding ($.001 par value) ..........................            10,001              944,774           94,864
Net asset value per share .....................................            $10.09               $10.37           $24.16
Maximum offering price per share ..............................            $10.71               $11.00           $25.64

CLASS B:
Net assets ....................................................          $107,104           $7,335,417       $1,285,723
Shares outstanding ($.001 par value) ..........................            10,627              708,276           54,365
Net asset value per share* ....................................            $10.08               $10.36           $23.65

CLASS C:
Net assets ....................................................          $309,674           $1,708,323      $34,521,146
Shares outstanding ($.001 par value) ..........................            30,674              164,616        1,411,945
Net asset value per share .....................................            $10.10               $10.38           $24.45

CLASS D:
Net assets ....................................................       $10,101,946             $109,503      $20,384,810
Shares outstanding ($.001 par value) ..........................         1,000,026               10,545          835,288
Net asset value per share .....................................            $10.10               $10.38           $24.40


                                                                             GE                GE               GE          GE
                                                                        INTERNATIONAL        EUROPE          EMERGING   STRATEGIC
                                                                           EQUITY            EQUITY           MARKETS   INVESTMENT
                                                                            FUND              FUND             FUND        FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $486,455,424; $45,746,178;
      $59,477,901; $33,027,930; $10,106,426; $18,625,651; $45,440,122;
      $47,150,967; $10,228,753;
      $9,644,067; and $141,509,894, respectively ) ............       $51,662,050      $   9,885,391     $10,824,168  $173,527,545
   Short-term investments (at amortized cost) .................           320,025             54,049         738,545     9,260,487
   Foreign currency (cost $0; $0; $0; $0; $0; $0; $24,681;
      $302,911; $11,468; $6,036; and $38,845, respectively)               296,913             11,473           5,989        38,629
   Receivable for investments sold ............................         1,065,907            238,821          77,879     1,773,446
   Income receivables .........................................           178,936             18,666          15,588       863,941
   Receivable for fund shares sold ............................            37,172                100              --        58,009
   Deferred organizational costs ..............................                --                 --              --            --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ............................................        53,561,003         10,208,500      11,662,169   185,522,057
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market ** ..............................                --                 --              --         7,628
   Payable for investments purchased ..........................           762,642            115,169         122,462     5,369,118
   Payable for fund shares redeemed ...........................            18,773                 --              --       117,385
   Payable to GEIM ............................................            28,157             10,036          12,582        90,353
   Variation margin payable ...................................                --                 --              --            --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .......................................           809,572            125,205         135,044     5,584,484
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................       $52,751,431        $10,083,295     $11,527,125  $179,937,573
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ............................................       $47,151,094        $10,467,283     $10,308,426  $142,670,199
   Undistributed (overdistributed) net investment income                 (253,209)            16,010           1,332       837,427
   Accumulated net realized gain (loss) .......................         1,352,395            (57,081)         37,726     4,412,403
   Net unrealized appreciation / (depreciation) on:
      Investments .............................................         4,511,083           (343,362)      1,180,101    32,017,651
      Futures .................................................                --                 --              --            --
      Written options .........................................                --                 --              --         1,948
      Foreign currency related transactions ...................            (9,932)               445            (460)       (2,055)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................       $52,751,431        $10,083,295     $11,527,125  $179,937,573
------------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets ....................................................       $23,461,410            $96,215        $111,740   $36,543,975
Shares outstanding ($.001 par value) ..........................         1,346,466             10,000          10,000     1,461,910
Net asset value per share .....................................            $17.42              $9.62          $11.17        $25.00
Maximum offering price per share ..............................            $18.48             $10.21          $11.85        $26.53

CLASS B:
Net assets ....................................................        $1,272,646            $98,170        $111,908   $14,088,565
Shares outstanding ($.001 par value) ..........................            74,781             10,211          10,023       572,946
Net asset value per share* ....................................            $17.02              $9.61          $11.16        $24.59

CLASS C:
Net assets ....................................................        $7,408,028           $259,104        $120,452   $64,752,484
Shares outstanding ($.001 par value) ..........................           420,982             26,921          10,775     2,580,866
Net asset value per share .....................................            $17.60              $9.62          $11.18        $25.09

CLASS D:
Net assets ....................................................       $20,609,347         $9,629,806     $11,183,025   $64,552,549
Shares outstanding ($.001 par value) ..........................         1,165,138          1,000,052       1,000,000     2,569,935
Net asset value per share .....................................            $17.69              $9.63          $11.18        $25.12

*Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
**Premiums received for the GE Strategic Investment Fund were $9,576.

-----------
See Notes to Financial Statements.

                                   100 & 101

STATEMENTS OF ASSETS
AND LIABILITIES MARCH 31, 1999 (UNAUDITED)


                                                                           GE                         GE                GE
                                                                          FIXED                   GOVERNMENT        SHORT-TERM
                                                                         INCOME                   SECURITIES        GOVERNMENT
                                                                          FUND                       FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $136,385,773;
      $351,741,105; $24,334,716; $31,766,794; $19,716,164;
      and $0, respectively ) ......................................   $135,392,517                $356,099,601       $24,271,862
   Short-term investments (at amortized cost) .....................     13,382,342                  53,213,426             9,228
   Receivable for investments sold ................................      2,539,606                     608,634                --
   Income receivables .............................................      1,414,869                   6,229,118           150,334
   Receivable for fund shares sold ................................         51,871                          --            12,312
   Receivable for forward foreign currency ........................             --                          --                --
   Receivable from advisor ........................................             --                          --                --
------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ................................................    152,781,205                 416,150,779        24,443,736
------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Options written, at market * ...................................         15,832                      49,133                --
   Distributions payable to shareholders ..........................        114,850                     413,301            20,171
   Payable upon return of securities loaned .......................             --                  35,882,858                --
   Payable for investments purchased ..............................     14,326,805                   5,620,057           509,072
   Payable for fund shares redeemed ...............................         48,058                     150,529            13,044
   Payable to GEIM ................................................         66,003                     659,375             3,325
------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...........................................     14,571,548                  42,775,253           545,612
------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................   $138,209,657                $373,375,526       $23,898,124
------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in ................................................    139,881,986                $558,413,364       $23,879,835
   Undistributed net investment income ............................        252,440                     517,116            11,384
   Accumulated net realized gain (loss) ...........................       (935,558)               (189,926,333)           69,759
   Net unrealized appreciation / (depreciation) on:
      Investments .................................................       (993,256)                  4,358,496           (62,854)
      Written options .............................................          4,045                      12,883                --
      Foreign currency related transactions .......................            --                           --                --
------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................   $138,209,657                $373,375,526       $23,898,124
------------------------------------------------------------------------------------------------------------------

CLASS A:
Net assets ........................................................    $39,401,744                 $24,794,201        $9,565,451
Shares outstanding ($.001 par value) ..............................      3,237,448                   2,919,410           809,134
Net asset value per share .........................................         $12.17                       $8.49            $11.82
Maximum offering price per share ..................................         $12.71                       $8.87            $12.12

CLASS B:
Net assets ........................................................     $2,181,531                $343,027,301          $783,474
Shares outstanding ($.001 par value) ..............................        178,983                  40,160,941            66,302
Net asset value per share** .......................................         $12.19                       $8.54            $11.82

CLASS C:
Net assets ........................................................    $58,367,561                  $5,554,024        $9,484,650
Shares outstanding ($.001 par value) ..............................      4,791,198                     556,065           801,628
Net asset value per share .........................................         $12.18                       $9.99            $11.83

CLASS D:
Net assets ........................................................    $38,258,821                         $--        $4,064,549
Shares outstanding ($.001 par value) ..............................      3,141,858                          --           343,724
Net asset value per share .........................................         $12.18                          --            $11.83

                                                                                             GE                     GE
                                                                         GE                 HIGH                   MONEY
                                                                     TAX-EXEMPT             YIELD                 MARKET
                                                                        FUND                FUND                   FUND***
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $136,385,773;
      $351,741,105; $24,334,716; $31,766,794; $19,716,164;
      and $0, respectively ) ......................................   $32,624,337          $19,776,697       $              --
   Short-term investments (at amortized cost) .....................       253,146              973,389             171,938,839
   Receivable for investments sold ................................            --              654,326                      --
   Income receivables .............................................       571,880              391,224                 289,610
   Receivable for fund shares sold ................................       230,410                  500                 116,067
   Receivable for forward foreign currency ........................            --               16,037                      --
   Receivable from advisor ........................................        27,063                   --                      --
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ................................................    33,706,836           21,812,173             172,344,516
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market * ...................................            --                   --                      --
   Distributions payable to shareholders ..........................        22,186               25,493                 126,632
   Payable upon return of securities loaned .......................            --                   --                      --
   Payable for investments purchased ..............................            --              250,061                      --
   Payable for fund shares redeemed ...............................            --                   --                 249,759
   Payable to GEIM ................................................            --                1,147                  75,249
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...........................................        22,186              276,701                 451,640
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................   $33,684,650          $21,535,472            $171,892,876
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ................................................   $33,063,905          $21,456,741            $171,841,509
   Undistributed net investment income ............................        76,822                   --                  60,209
   Accumulated net realized gain (loss) ...........................      (313,620)               2,411                  (8,842)
   Net unrealized appreciation / (depreciation) on:
      Investments .................................................       857,543               60,533                      --
      Written options .............................................            --                   --                      --
      Foreign currency related transactions .......................            --               15,787                      --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................   $33,684,650          $21,535,472            $171,892,876
-------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets ........................................................    $5,883,678             $101,739                      --
Shares outstanding ($.001 par value) ..............................       504,353               10,142                      --
Net asset value per share .........................................        $11.67               $10.03                      --
Maximum offering price per share ..................................        $12.19               $10.48                      --

CLASS B:
Net assets ........................................................    $8,292,673             $101,627                      --
Shares outstanding ($.001 par value) ..............................       711,025               10,131                      --
Net asset value per share** .......................................        $11.66               $10.03                      --

CLASS C:
Net assets ........................................................   $19,483,811             $966,057            $171,892,876
Shares outstanding ($.001 par value) ..............................     1,606,879               96,355             171,903,624
Net asset value per share .........................................        $12.13               $10.03                   $1.00

CLASS D:
Net assets ........................................................       $24,488          $20,366,049                      --
Shares outstanding ($.001 par value) ..............................         2,019            2,030,174                      --
Net asset value per share .........................................        $12.13               $10.03                      --


* Premiums received for the GE Fixed Income Fund and GE Government Securities Fund were $19,877 and $62,016, respectively.
** Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
*** GE Money Market Fund is a no load fund offering only one class of shares to all investors.

--------------
See Notes to Financial Statements.

                                   102 & 103

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)


                                                        GE                 GE                GE              GE             GE
                                                       U.S.          PREMIER GROWTH         VALUE          MID-CAP        MID-CAP
                                                      EQUITY             EQUITY            EQUITY          GROWTH      VALUE EQUITY
                                                       FUND               FUND              FUND            FUND           FUND*
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ................................      3,708,745     $       94,470    $     500,958     $   128,714     $  33,704
      Interest .................................        444,341             90,335           40,889          75,706        13,821
      Less: Foreign taxes withheld .............        (11,332)                --             (848)         (1,605)           --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ................................      4,141,754            184,805          540,999         202,815        47,525
-----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .........      1,204,271            129,353          198,256         111,142        19,188
      Distribution fees
         Class A ...............................        263,030             22,664           42,873          28,516           118
         Class B ...............................        130,607             16,400          248,467         113,771           240
         Class C ...............................        187,115             27,049            4,264           2,925            98
      Blue Sky fees ............................         31,508             12,720           15,115          14,077         4,767
      Transfer agent fees ......................        220,745             26,323           44,957          29,432         2,973
      Trustees' fees ...........................          6,469                407              815             372            59
      Custody and accounting expenses ..........         57,020             13,109           15,774          12,072         6,980
      Professional fees ........................         88,381              5,621           11,094           4,938           837
      Registration expenses ....................         16,443              1,034            2,071             959           148
      Amortization of deferred organization expense         --               1,407               --              --            --
      Other expenses ...........................         55,751              3,565            6,985           3,037         2,215
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ................      2,261,340            259,652          590,671         321,241        37,623
      Less: Expenses waived or borne by
         the adviser ...........................       (137,157)            (4,778)          (2,245)        (10,178)      (15,580)
-----------------------------------------------------------------------------------------------------------------------------------
      Net expenses .............................      2,124,183            254,874          588,426         311,063        22,043
   NET INVESTMENT INCOME (LOSS) ................      2,017,571            (70,069)         (47,427)       (108,248)       25,482
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ...........................     57,600,394          2,393,885        2,067,236      (1,287,574)     (131,999)
         Futures ...............................        939,816            373,450          218,987        (218,925)           --
         Written options .......................             --                 --               --              --            --
         Foreign currency related transactions .         (7,624)                --           (3,742)            (14)           --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ...........................     76,113,252          9,630,632       13,262,288       7,849,529       221,507
         Futures ...............................       (161,244)            (8,362)         (20,738)         (4,925)           --
         Written options .......................             --                 --               --              --            --
         Foreign currency related transactions .           (715)                --            2,229              --            --
-----------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ........................    134,483,879         12,389,605       15,526,260       6,338,091        89,508
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ................   $136,501,450        $12,319,536      $15,478,833      $6,229,843      $114,990
-----------------------------------------------------------------------------------------------------------------------------------

                                                          GE               GE                GE                GE
                                                       SMALL-CAP         GLOBAL         INTERNATIONAL        EUROPE
                                                     VALUE EQUITY        EQUITY            EQUITY            EQUITY
                                                         FUND**           FUND              FUND               FUND***
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ................................        $  66,457      $     238,914       $   212,998        $   20,598
      Interest .................................           80,121             80,469            79,468            16,614
      Less: Foreign taxes withheld .............               --            (18,078)          (20,212)           (1,567)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ................................          146,578            301,305           272,254            35,645
---------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .........           56,331            197,648           193,791            16,903
      Distribution fees
         Class A ...............................           20,024              4,079            52,200                77
         Class B ...............................           35,615              5,715             5,614               155
         Class C ...............................            1,187             39,991             8,379                85
      Blue Sky fees ............................            8,187             14,041            14,620             4,857
      Transfer agent fees ......................           16,232             54,351            31,736             2,966
      Trustees' fees ...........................              228                657               703                41
      Custody and accounting expenses ..........           11,538             14,565            14,690             5,304
      Professional fees ........................            3,080              8,909             9,473               592
      Registration expenses ....................              579              1,670             1,788               100
      Amortization of deferred organization expense            --                 --             8,863                --
      Other expenses ...........................            1,935              5,607             5,941               395
---------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ................          154,936            347,233           347,798            31,475
      Less: Expenses waived or borne by
         the adviser ...........................          (25,683)            (4,892)          (14,433)          (11,840)
---------------------------------------------------------------------------------------------------------------------------
      Net expenses .............................          129,253            342,341           333,365            19,635
   NET INVESTMENT INCOME (LOSS) ................           17,325            (41,036)          (61,111)           16,010
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ...........................           37,005          1,991,256         1,702,621           (17,545)
         Futures ...............................               --                 --                --                --
         Written options .......................               --                 --                --                --
         Foreign currency related transactions .               --            (46,905)          (42,282)          (39,536)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATIO
         DEPRECIATION ON:
         Investments ...........................          (54,432)        11,381,789         7,606,838          (343,362)
         Futures ...............................               --                 --                --                --
         Written options .......................               --                 --                --                --
         Foreign currency related transactions .               --             (9,096)            7,654               445
---------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ........................          (17,427)        13,317,044         9,274,831          (399,998)
---------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ................       $     (102)       $13,276,008        $9,213,720         $(383,988)
---------------------------------------------------------------------------------------------------------------------------

                                                           GE                GE
                                                        EMERGING         STRATEGIC
                                                         MARKETS         INVESTMENT
                                                          FUND***           FUND
-------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ................................     $     15,961      $     481,604
      Interest .................................            9,932          1,876,044
      Less: Foreign taxes withheld .............           (1,097)           (12,460)
-------------------------------------------------------------------------------------
   TOTAL INCOME ................................           24,796          2,345,188
-------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .........           20,597            282,886
      Distribution fees
         Class A ...............................               83             85,772
         Class B ...............................              167             63,239
         Class C ...............................               43             70,463
      Blue Sky fees ............................            4,855             17,131
      Transfer agent fees ......................            2,967            139,238
      Trustees' fees ...........................               41              1,809
      Custody and accounting expenses ..........            5,304             22,970
      Professional fees ........................              592             24,662
      Registration expenses ....................              100              4,599
      Amortization of deferred organization expense            --                 --
      Other expenses ...........................              395             16,164
-------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ................           35,144            728,933
      Less: Expenses waived or borne by
         the adviser ...........................          (11,680)                --
-------------------------------------------------------------------------------------
      Net expenses .............................           23,464            728,933
   NET INVESTMENT INCOME (LOSS) ................            1,332          1,616,255
-------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ...........................          129,852          5,000,859
         Futures ...............................               --            (74,172)
         Written options .......................               --             48,252
         Foreign currency related transactions .          (92,126)           (17,965)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ...........................        1,180,101         16,212,602
         Futures ...............................               --                 --
         Written options .......................               --              1,211
         Foreign currency related transactions .             (460)            (3,371)
-------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ........................        1,217,367         21,167,416
-------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ................   $   $1,218,699        $22,783,671
-------------------------------------------------------------------------------------


* For the period December 31, 1998 (inception) through March 31, 1999. ** For the period September 30, 1998 (inception) through March 31, 1999. *** For the period January 29, 1999 (inception) through March 31, 1999.


------------
See Notes to Financial Statements.

                                   104 & 105

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

                                                     GE               GE          GE                          GE           GE
                                                    FIXED          GOVERNMENT  SHORT-TERM       GE           HIGH         MONEY
                                                    INCOME         SECURITIES  GOVERNMENT   TAX-EXEMPT       YIELD       MARKET
                                                     FUND            FUND         FUND         FUND          FUND*        FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends .............................     $  47,747          $  --         $  --         $ --          $ --          $ --
      Interest ..............................     3,751,063     13,587,349**     716,820      747,814       367,620     4,263,702
      Less: Foreign taxes withheld ..........            --             --            --           --            --            --
------------------------------------------------------------------------------
   TOTAL INCOME .............................     3,798,810     13,587,349       716,820      747,814       367,620     4,263,702
------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ......       223,446        795,126        39,768       49,223        24,370       208,513
      Distribution fees
         Class A ............................        94,674         61,659        23,736       14,387           119            --
         Class B ............................        10,101      1,849,597         3,470       43,559           239            --
         Class C ............................        66,813          3,579        11,215       17,097           195            --
      Blue Sky fees .........................        14,192         28,905        13,205       13,481         6,445        17,232
      Transfer agent fees ...................        69,399        225,613        16,570       19,899         5,605       117,871
      Trustees' fees ........................         1,338          5,289           310          313           115         1,943
      Custody and accounting expenses .......        19,846         45,727        12,184       12,150         7,499        23,772
      Professional fees .....................        18,325         71,385         4,230        4,246         1,650        26,438
      Registration expenses .................         3,400         13,456           790          797           294         4,940
      Amortization of deferred
        organization expense ................            --             --         8,863           --            --            --
      Other expenses ........................        12,188         45,616         2,663        3,287         1,060        16,647
------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER .............       533,722      3,145,952       137,004      178,439        47,591       417,356
      Less: Expenses waived or borne by
         the adviser ........................        (6,770)       (41,453)      (38,931)     (18,397)      (13,494)         (330)
------------------------------------------------------------------------------
      Net expenses ..........................       526,952      3,104,499        98,073      160,042        34,097       417,026
   NET INVESTMENT INCOME ....................     3,271,858     10,482,850       618,747      587,772       333,523     3,846,676
------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ........................       132,338        168,466       165,547      114,704           568            --
         Futures ............................            --             --            --           --            --            --
         Written options ....................       103,593        287,604            --           --            --            --
         Foreign currency related transactions          (13)            --            --           --         1,843            --
      INCREASE (DECREASE) IN UNREALIZED
         APPRECIATION/ DEPRECIATION ON:
         Investments ........................    (3,909,379)   (16,779,747)     (477,309)    (584,069)       60,533            --
         Futures ............................            --             --            --           --            --            --
         Written options ....................         2,111          4,024            --           --            --            --
         Foreign currency related transactions          (29)            --            --           --        15,787            --
------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments .....................    (3,671,379)   (16,319,653)     (311,762)    (469,365)       78,731            --
   NET INCREASE (DECREASE)IN NET ASSETS
      RESULTING FROM OPERATIONS .............    $ (399,521)  $ (5,836,803)    $ 306,985    $ 118,407     $ 412,254   $ 3,846,676
------------------------------------------------------------------------------

  * For the period December 31, 1998 (inception) through March 31, 1999.
 ** Income attributable to security lending activity, net of rebate expenses, for the GE Government Securities Fund was $306,457.

---------
See Notes to Financial Statements.

                                   106 & 107

STATEMENTS OF CHANGES
IN NET ASSETS

                                                                GE                        GE                            GE
                                                               U.S.                 PREMIER GROWTH                    VALUE
                                                              EQUITY                    EQUITY                        EQUITY
                                                               FUND                      FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------------
                                             SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED YEAR ENDED
                                              MARCH 31, 1999  SEPTEMBER    MARCH 31, 1999  SEPTEMBER    MARCH 31, 1999  SEPTEMBER
                                                (UNAUDITED)    30, 1998      (UNAUDITED)    30, 1998      (UNAUDITED)    30, 1998
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income/(loss) ............. $ 2,017,571  $ 4,526,425     $ (70,069)  $   44,149   $  (47,427)   $   77,791
     Net realized gain (loss) on investments,
       futures, written options, and foreign
       currency related transactions ..........  58,532,586   45,962,987     2,767,335    1,198,776    2,282,481     2,575,075
     Net increase (decrease) in unrealized
       appreciation/depreciation ..............  75,951,293  (38,784,755)    9,622,270    1,054,296   13,243,779       139,963
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .. 136,501,450   11,704,657    12,319,536    2,297,221   15,478,833     2,792,829
----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ................................    (554,582)    (481,181)         --           --        (38,533)           --
       Class B ................................     (37,985)     (32,171)         --           --             --            --
       Class C ................................  (1,040,599)    (855,823)     (21,376)      (13,202)     (15,926)           --
       Class D ................................  (3,032,762)  (2,463,920)     (24,596)      (17,092)     (12,937)           --
     Tax return of capital
       Class A ................................         --            --          --           --             --            --
       Class B ................................         --            --          --           --             --            --
       Class C ................................         --            --          --           --             --            --
       Class D ................................         --            --          --           --             --            --
     Net realized gains
       Class A ................................  (8,266,829)  (5,530,158)    (245,349)      (32,269)    (604,507)   (2,507,957)
       Class B ................................  (2,013,790)  (1,340,093)     (75,915)      (11,673)  (1,765,132)  (13,807,227)
       Class C ................................ (11,428,065)  (8,562,260)    (541,997)     (130,090)    (107,703)     (117,795)
       Class D ................................ (24,644,393) (18,140,095)    (243,657)      (90,458)     (62,064)           --
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................ (51,019,005) (37,405,701)  (1,152,890)     (294,784)  (2,606,802)  (16,432,979)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions ...............  85,482,445  (25,701,044)  11,166,646     2,002,437   12,872,031   (13,640,150)
----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ................................  25,207,291   39,908,081    5,941,539     5,068,340   12,884,407     7,573,642
       Class B ................................   5,586,389    9,344,808    3,092,462     1,665,872    2,434,627     8,084,776
       Class C ................................  24,134,523   39,694,037   11,798,523     8,332,734    1,961,270     2,734,074
       Class D ................................  37,798,870  148,277,145   17,153,047     1,303,750      572,038     2,145,188
     Value of distributions reinvested
       Class A ................................   8,821,817    6,011,339      245,318        32,272      639,827     2,501,541
       Class B ................................   1,987,603    1,323,764       69,016        11,511    1,723,572    13,405,062
       Class C ................................  12,199,259    9,238,804      556,530       140,941      122,575       117,795
       Class D ................................  27,361,490   20,389,435      268,240       107,550       75,003            --
     Cost of shares redeemed
       Class A ................................ (15,481,027) (22,060,445)  (1,125,010)     (873,788) (12,023,145)   (1,991,397)
       Class B ................................  (1,856,292)  (2,702,360)    (154,605)      (99,702)  (5,847,916)  (11,473,261)
       Class C ................................ (12,829,693) (17,397,625)  (1,502,130)   (1,489,425)    (529,678)     (274,073)
       Class D ................................ (59,076,628) (83,986,003) (15,779,434)     (342,129)    (614,005)     (578,798)
----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from
      share transactions ......................  53,853,602  148,040,980   20,563,496    13,857,926    1,398,575    22,244,549
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .... 139,336,047  122,339,936   31,730,142    15,860,363   14,270,606     8,604,399
NET ASSETS
   Beginning of period ........................ 513,098,395  390,758,459   30,759,801    14,899,438   62,875,684    54,271,285
----------------------------------------------------------------------------------------------------------------------------------
   End of period ..............................$652,434,442 $513,098,395  $62,489,943   $30,759,801 $ 77,146,290   $62,875,684
----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF PERIOD ...........$  1,061,914  $ 3,710,271  $    (9,276)    $ 106,765    $  58,216     $ 173,039

                                                                GE
                                                              MID-CAP
                                                              GROWTH
                                                               FUND
------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED YEAR ENDED
                                                    MARCH 31, 1999    SEPTEMBER
                                                      (UNAUDITED)      30, 1998
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income/(loss) ................    $  (108,248)     $  (286,747)
     Net realized gain (loss) on investments,
       futures, written options, and foreign
       currency related transactions .............     (1,506,513)      (1,477,789)
     Net increase (decrease) in unrealized
       appreciation/depreciation .................      7,844,604       (5,051,237)
-----------------------------------------------------------------------------------
     Net increase (decrease) from operations .....      6,229,843       (6,815,773)
-----------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ...................................             --              --
       Class B ...................................             --              --
       Class C ...................................             --              --
       Class D ...................................             --              --
     Tax return of capital
       Class A ...................................             --          (25,589)
       Class B ...................................             --          (73,996)
       Class C ...................................             --           (1,885)
       Class D ...................................             --              --
     Net realized gains
       Class A ...................................             --       (4,618,651)
       Class B ...................................             --      (13,413,646)
       Class C ...................................             --         (341,767)
       Class D ...................................             --              --
-----------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...........................             --      (18,475,534)
-----------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions ..................      6,229,843      (25,291,307)
-----------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ...................................      7,666,500        2,242,341
       Class B ...................................        578,919        3,303,026
       Class C ...................................      1,611,695        2,724,759
       Class D ...................................        192,595          749,812
     Value of distributions reinvested
       Class A ...................................             --        4,628,103
       Class B ...................................             --       13,080,553
       Class C ...................................             --          343,652
       Class D ...................................             --               --
     Cost of shares redeemed
       Class A ...................................     (7,134,955)      (1,094,533)
       Class B ...................................     (4,274,027)      (8,646,813)
       Class C ...................................       (471,305)        (662,619)
       Class D ...................................       (209,296)        (194,710)
-----------------------------------------------------------------------------------
   Net increase (decrease) from
      share transactions .........................     (2,039,874)      16,473,571
-----------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .......      4,189,969       (8,817,736)
NET ASSETS
   Beginning of period ...........................     34,347,641       43,165,377
-----------------------------------------------------------------------------------
   End of period .................................    $38,537,610      $34,347,641
-----------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME, END OF PERIOD .........................      $  34,660      $   142,908


-------------
See Notes to Financial Statements.

                  GE                  GE                          GE                          GE                      GE
                MID-CAP           SMALL-CAP                     GLOBAL                   INTERNATIONAL              EUROPE
             VALUE EQUITY       VALUE EQUITY                    EQUITY                      EQUITY                  EQUITY
                 FUND                FUND                         FUND                       FUND                    FUND
------------------------------------------------------------------------------------------------------------------------------------
         FOR THE PERIOD ENDED FOR THE PERIOD ENDED  SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED YEAR ENDED  FOR THE PERIOD ENDED
           MARCH 31, 1999       MARCH 31, 1999       MARCH 31, 1999  SEPTEMBER    MARCH 31, 1999  SEPTEMBER    MARCH 31, 1999
           (UNAUDITED)*          (UNAUDITED)**         (UNAUDITED)    30, 1998      (UNAUDITED)    30, 1998      (UNAUDITED)***
------------------------------------------------------------------------------------------------------------------------------------
             $    25,482        $    17,325          $   (41,036)  $  136,320       $ (61,111)   $  100,619      $   16,010


                (131,999)            37,005            1,944,351    2,517,115       1,660,339    17,619,722         (57,081)

                 221,507            (54,432)          11,372,693   (9,215,341)      7,614,492   (21,297,740)       (342,917)
------------------------------------------------------------------------------------------------------------------------------------
                 114,990               (102)          13,276,008   (6,561,906)      9,213,720    (3,577,399)       (383,988)
------------------------------------------------------------------------------------------------------------------------------------


                     --             (17,185)                 --          --              --            --                --
                     --              (6,483)                 --          --              --            --                --
                     --              (2,030)              (6,483)     (24,430)           --            --                --
                     --                (338)             (54,973)     (90,621)        (14,483)     (224,494)             --

                     --                  --                    --         --             --            --                --
                     --                  --                    --         --             --            --                --
                     --                  --                    --         --             --            --                --
                     --                  --                    --         --             --            --                --

                     --             (26,117)             (66,628)    (150,721)       (734,084)   (3,380,824)             --
                     --             (23,306)             (50,765)     (99,362)        (38,540)     (115,286)             --
                     --              (2,408)          (1,350,779)  (3,436,488)       (222,299)   (1,110,552)             --
                     --                (345)            (749,054)  (2,293,450)       (673,225)  (14,195,464)             --
------------------------------------------------------------------------------------------------------------------------------------
                     --             (78,212)          (2,278,682)  (6,095,072)     (1,682,631)  (19,026,620)             --

                 114,990            (78,314)          10,997,326  (12,656,978)      7,531,089   (22,604,019)       (383,988)
------------------------------------------------------------------------------------------------------------------------------------


                 100,010         21,913,458              822,954      621,999       6,995,485    15,760,753         100,000
                 106,300         18,298,044              200,679      440,879         228,369       917,197         102,000
                 298,086          1,844,581            2,083,477    3,978,342       1,703,058     1,841,361         266,271
              10,000,257            104,860            2,567,490    7,111,585      73,532,698    52,750,459      10,000,493

                     --              43,277               66,645      150,788         736,007     3,380,724              --
                     --              29,257               50,665       99,333          38,196       106,474              --
                     --               4,438            1,302,707    3,342,507         215,579     1,074,389              --
                     --                 683              804,025    2,384,063         687,713    14,343,411              --

                     --         (12,079,406)            (358,921)    (522,162)     (4,026,239)  (14,299,215)             --
                     --         (11,056,889)            (191,104)    (178,609)        (99,179)     (306,317)             --
                     --                 (11)          (3,993,044)  (6,992,560)     (1,618,704)   (1,101,264)         (1,481)
                     --             (73,678)          (1,724,265) (12,087,216)    (72,406,186) (111,605,714)             --
------------------------------------------------------------------------------------------------------------------------------------

              10,504,653         19,028,614            1,631,308   (1,651,051)      5,986,797   (37,137,742)     10,467,283
------------------------------------------------------------------------------------------------------------------------------------
              10,619,643         18,950,300           12,628,634  (14,308,029)     13,517,886   (59,741,761)     10,083,295

                     --                 --            45,855,125   60,163,154      39,233,545    98,975,306              --
------------------------------------------------------------------------------------------------------------------------------------
            $ 10,619,643      $  18,950,300          $58,483,759  $45,855,125     $52,751,431   $39,233,545    $ 10,083,295
------------------------------------------------------------------------------------------------------------------------------------

               $  25,482         $   (8,711)         $  (194,432) $   (91,940)    $  (253,209)  $  (177,615)      $  16,010

                           GE
                       STRATEGIC
                       INVESTMENT
                          FUND
-------------------------------------------
              SIX MONTHS ENDED YEAR ENDED
               MARCH 31, 1999   SEPTEMBER
                 (UNAUDITED)     30, 1998
-------------------------------------------
              $ 1,616,255  $  3,327,326


                4,956,974    12,605,986

               16,210,442    (9,993,051)
-------------------------------------------
               22,783,671     5,940,261
-------------------------------------------


                 (638,181)     (814,947)
                 (195,368)     (111,753)
               (1,188,354)     (927,488)
               (1,334,185)     (936,622)

                       --         --
                       --         --
                       --         --
                       --         --

               (2,732,777)   (1,344,753)
               (1,006,283)     (230,774)
               (4,382,836)   (1,380,557)
               (4,474,829)   (1,269,011)
-------------------------------------------
              (15,952,813)   (7,015,905)

                6,830,858    (1,075,644)
-------------------------------------------


                4,522,254    13,892,894
                1,853,814     6,179,827
               11,710,204    13,331,124
                9,692,859    35,615,406

                3,365,912     2,157,656
                1,124,208       331,559
                5,427,453     2,232,380
                5,809,005     2,205,624

               (5,542,141)  (22,533,547)
                 (585,358)     (984,281)
               (4,293,853)   (6,507,447)
               (5,168,009)  (23,511,013)
-------------------------------------------

               27,916,348    22,410,182
-------------------------------------------
               34,747,206    21,334,538

              145,190,367   123,855,829
-------------------------------------------
             $179,937,573  $145,190,367
-------------------------------------------

                $ 837,427  $  2,557,260

  * For the period December 31, 1998 (inception) through March 31, 1999. ** For the period September 30, 1998 (inception) through March 31, 1999.
***  For the period January 29, 1999 (inception) through March 31, 1999.

STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)
CHANGES IN FUND SHARES

                                                        GE                           GE
                                                       U.S.                    PREMIER GROWTH
                                                      EQUITY                       EQUITY
                                                       FUND                         FUND
----------------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED YEAR ENDED
                                           MARCH 31, 1999  SEPTEMBER    MARCH 31, 1999  SEPTEMBER
                                             (UNAUDITED)    30, 1998      (UNAUDITED)    30, 1998
----------------------------------------------------------------------------------------------------
CLASS A:

Shares sold by subscription ...............      795,699    1,344,147      243,413      262,567
Issued for distributions reinvested .......      295,636      223,670       10,840        1,793
Shares redeemed ...........................     (499,095)    (751,831)     (46,455)     (43,151)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....      592,240      815,986      207,798      221,209
----------------------------------------------------------------------------------------------------
CLASS B:

Shares sold by subscription ...............      185,039      324,472      125,689       82,590
Issued for distributions reinvested .......       69,400       52,027        3,080          643
Shares redeemed ...........................      (61,866)     (94,240)      (6,686)      (4,985)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....      192,573      282,259      122,083       78,248
----------------------------------------------------------------------------------------------------
CLASS C:

Shares sold by subscription ...............      790,368    1,354,049      485,758      404,093
Issued for distributions reinvested .......      416,072      349,552       24,527        7,816
Shares redeemed ...........................     (422,718)    (595,640)     (63,756)     (72,985)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....      783,722    1,107,961      446,529      338,924
----------------------------------------------------------------------------------------------------
CLASS D:

Shares sold by subscription ...............    1,221,753    4,892,297      711,585       66,412
Issued for distributions reinvested .......      936,717      774,086       11,802        5,965
Shares redeemed ...........................   (1,903,137)  (2,895,887)    (657,977)     (16,534)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....      255,333    2,770,496       65,410       55,843
----------------------------------------------------------------------------------------------------

                                                      GE                            GE
                                                     VALUE                       MID-CAP
                                                     EQUITY                       GROWTH
                                                      FUND                         FUND
---------------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED YEAR ENDED
                                           MARCH 31, 1999  SEPTEMBER   MARCH 31, 1999    SEPTEMBER
                                             (UNAUDITED)    30, 1998     (UNAUDITED)      30, 1998
---------------------------------------------------------------------------------------------------
CLASS A:

Shares sold by subscription ..............   1,131,480      750,562       780,833         226,004
Issued for distributions reinvested ......      57,746      269,272            --         489,229
Shares redeemed ..........................  (1,053,081)    (189,310)     (725,008)       (107,318)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...     136,145      830,524        55,825         607,915
---------------------------------------------------------------------------------------------------
CLASS B:

Shares sold by subscription ..............     218,457      769,421        65,103         331,551
Issued for distributions reinvested ......     158,126    1,461,859            --       1,459,769
Shares redeemed ..........................    (529,457)  (1,076,407)     (490,025)       (852,340)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...    (152,874)   1,154,873      (424,922)        938,980
---------------------------------------------------------------------------------------------------
CLASS C:

Shares sold by subscription ..............     191,062      245,325       285,319         226,192
Issued for distributions reinvested ......      10,838       13,339            --          36,751
Shares redeemed ..........................    (225,286)     (25,716)     (911,958)        (62,200)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...     (23,386)     232,948      (626,639)        200,743
---------------------------------------------------------------------------------------------------
CLASS D:

Shares sold by subscription ..............      48,495      204,968        19,760          72,759
Issued for distributions reinvested ......       6,499           --            --              --
Shares redeemed ..........................     (51,955)     (52,763)      (21,349)        (18,737)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...       3,039      152,205        (1,589)         54,022
---------------------------------------------------------------------------------------------------

  * For the period December 31, 1998 (inception) through March 31, 1999. ** For the period September 30, 1998 (inception) through March 31, 1999.
*** For the period January 29, 1999 (inception) through March 31, 1999.

------------
See Notes to Financial Statements.

                  GE                    GE                      GE                            GE                      GE
                MID-CAP              SMALL-CAP                GLOBAL                     INTERNATIONAL              EUROPE
             VALUE EQUITY          VALUE EQUITY               EQUITY                         EQUITY                 EQUITY
                 FUND                  FUND                    FUND                           FUND                   FUND
---------------------------------------------------------------------------------------------------------------------------------
         FOR THE PERIOD ENDED FOR THE PERIOD ENDED SIX MONTHS ENDED YEAR ENDED   SIX MONTHS ENDED YEAR ENDED FOR THE PERIOD ENDED
            MARCH 31, 1999       MARCH 31, 1999     MARCH 31, 1999  SEPTEMBER     MARCH 31, 1999  SEPTEMBER     MARCH 31, 1999
             (UNAUDITED)*         (UNAUDITED)**      (UNAUDITED)     30, 1998      (UNAUDITED)     30, 1999     (UNAUDITED)***
---------------------------------------------------------------------------------------------------------------------------------


                10,001                 2,008,565       34,963          27,204          422,867          849,142       10,000
                    --                     3,803        3,032           7,432           44,744          204,348           --
                    --                (1,067,594)     (15,592)        (24,111)        (242,615)        (784,389)          --
---------------------------------------------------------------------------------------------------------------------------------
                10,001                   944,774       22,403          10,525          224,996          269,101       10,000
---------------------------------------------------------------------------------------------------------------------------------




                10,627                 1,679,712        9,006          18,635           13,876           52,960       10,211
                    --                     2,571        2,351           4,967            2,374            6,550           --
                    --                  (974,007)      (8,600)         (8,038)          (6,041)         (17,677)          --
---------------------------------------------------------------------------------------------------------------------------------
                10,627                   708,276        2,757          15,564           10,209           41,833       10,211
---------------------------------------------------------------------------------------------------------------------------------




                30,674                   171,212       90,716         169,269          100,682           99,589       27,077
                    --                       390       58,628         163,280           12,987           64,512           --
                    --                    (6,986)    (178,138)       (307,386)         (97,344)         (61,675)        (156)
---------------------------------------------------------------------------------------------------------------------------------
                30,674                   164,616      (28,794)         25,163           16,325          102,426       26,921
---------------------------------------------------------------------------------------------------------------------------------




             1,000,026                    10,486      112,188         304,658        4,387,658        2,982,399    1,000,052
                    --                        60       36,266         116,751           41,255          858,464           --
                    --                        (1)     (75,878)       (570,743)      (4,276,084)      (6,505,018)          --
---------------------------------------------------------------------------------------------------------------------------------
             1,000,026                    10,545       72,576        (149,334)         152,829       (2,664,155)   1,000,052
---------------------------------------------------------------------------------------------------------------------------------

                   GE                        GE
               EMERGING                  STRATEGIC
                MARKETS                  INVESTMENT
                  FUND                      FUND
------------------------------------------------------------
         FOR THE PERIOD ENDED  SIX MONTHS ENDED    YEAR ENDED
            MARCH 31, 1999      MARCH 31, 1999     SEPTEMBER
            (UNAUDITED)***        (UNAUDITED)       30, 1998
------------------------------------------------------------


                 10,000               182,650         566,785
                     --               142,744          94,758
                     --              (224,113)       (955,787)
--------------------------------------------------------------
                 10,000               101,281        (294,244)
--------------------------------------------------------------




                 10,023                77,036         257,968
                     --                48,395          14,710
                     --               (24,261)        (40,768)
-------------------------------------------------------------
                 10,023               101,170         231,910
-------------------------------------------------------------




                 10,825               473,546         540,921
                     --               229,489          97,714
                    (50)             (173,613)       (267,511)
--------------------------------------------------------------
                 10,775               529,422         371,124
--------------------------------------------------------------




              1,000,000               393,089       1,414,703
                     --               245,520          96,568
                     --              (209,558)       (940,177)
--------------------------------------------------------------
              1,000,000               429,051         571,094
--------------------------------------------------------------

                                                           STATEMENTS OF CHANGES
                                                                   IN NET ASSETS

                                                                GE                           GE
                                                              FIXED                      GOVERNMENT
                                                              INCOME                     SECURITIES
                                                               FUND                         FUND
------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED YEAR ENDED
                                                   MARCH 31, 1999  SEPTEMBER    MARCH 31, 1999  SEPTEMBER
                                                     (UNAUDITED)    30, 1998      (UNAUDITED)    30, 1998
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income/(loss)                    $ 3,271,858 $  5,068,096    $ 10,482,850   $28,543,678
     Net realized gain (loss) on investments,
       futures, written options, and foreign
       currency related transactions                     235,918    1,914,232         456,070     6,729,401
     Net increase (decrease) in unrealized
       appreciation/depreciation                      (3,907,297)   1,975,703     (16,775,723)   13,323,472
------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations            (399,521)   8,958,031      (5,836,803)   48,596,551
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A                                          (940,904)  (1,446,282)       (839,276)   (1,482,314)
       Class B                                           (45,170)     (74,005)    (11,091,787)  (24,576,037)
       Class C                                        (1,394,069)  (2,279,994)        (86,427)      (19,806)
       Class D                                          (943,503)  (1,154,520)             --            --
     In excess of net investment income
       Class A                                                --      (48,982)             --      (137,534)
       Class B                                                --       (2,506)             --    (2,280,240)
       Class C                                                --      (77,218)             --        (1,838)
       Class D                                                --      (39,101)             --            --
     Net realized gains
       Class A                                                --           --              --            --
       Class B                                                --           --              --            --
       Class C                                                --           --              --            --
       Class D                                                --           --              --            --
------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                (3,323,646)  (5,122,608)    (12,017,490)  (28,497,769)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions                       (3,723,167)   3,835,423     (17,854,293)   20,098,782
------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A                                        12,438,226   24,826,414       3,107,668     5,748,451
       Class B                                           610,316      454,176       1,007,626     1,975,186
       Class C                                        16,125,011   18,055,834       5,333,972     1,072,103
       Class D                                        19,650,649   22,825,479              --           --
     Value of distributions reinvested
       Class A                                           919,598    1,490,154         538,923     1,024,680
       Class B                                            38,413       66,019       5,909,216    14,233,382
       Class C                                         1,128,544    1,972,220          73,034        15,945
       Class D                                           924,178    1,189,393              --            --
     Cost of shares redeemed
       Class A                                        (8,185,678) (10,689,227)     (2,233,097)   (7,282,931)
       Class B                                          (262,363)    (130,035)    (46,987,782) (158,884,041)
       Class C                                        (7,065,688)  (7,139,096)       (707,634)     (144,030)
       Class D                                       (11,388,276) (11,100,710)             --            --
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from
      share transactions                              24,932,930   41,820,621     (33,958,074) (142,241,255)
------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS            21,209,763   45,656,044     (51,812,367) (122,142,473)
NET ASSETS
   Beginning of period                               116,999,894   71,343,850     425,187,893   547,330,366
------------------------------------------------------------------------------------------------------------
   End of period                                    $138,209,657 $116,999,894    $373,375,526  $425,187,893
------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT
   INCOME, END OF PERIOD                             $   252,440 $    304,228    $    517,116  $  2,051,756

------------
See Notes to Financial Statements.

                     GE                                                         GE                        GE
                 SHORT-TERM                      GE                            HIGH                     MONEY
                 GOVERNMENT                  TAX-EXEMPT                        YIELD                    MARKET
                    FUND                        FUND                           FUND                      FUND**
-----------------------------------------------------------------------------------------------------------------------------
       SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED YEAR ENDED         FOR THE PERIOD ENDED  SIX MONTHS ENDED  YEAR ENDED
        MARCH 31, 1999  SEPTEMBER    MARCH 31, 1999  SEPTEMBER            MARCH 31, 1999       MARCH 31, 1999    SEPTEMBER
         (UNAUDITED)     30, 1998      (UNAUDITED)    30, 1998             (UNAUDITED)*          (UNAUDITED)      30, 1998
-----------------------------------------------------------------------------------------------------------------------------


         $  618,747       $1,317,610     $ 587,772 $  1,103,940           $  333,523             $ 3,846,676  $  6,311,997


            165,547          208,995       114,704      314,282                2,411                      --           491

           (477,309)         242,914      (584,069)      87,364               76,320                      --          --
-----------------------------------------------------------------------------------------------------------------------------
            306,985        1,769,519       118,407    1,505,586              412,254               3,846,676     6,312,488
-----------------------------------------------------------------------------------------------------------------------------


           (213,456)        (439,601)     (120,802)    (305,754)              (1,515)                     --          --
            (16,921)         (46,925)     (161,338)    (359,269)              (1,394)                     --          --
           (212,628)        (385,296)     (305,062)    (404,359)              (5,826)             (3,846,676)   (6,311,997)
           (180,391)        (476,763)         (572)     (35,569)            (324,788)                     --          --

                 --              --             --         --                    --                       --          --
                 --              --             --         --                    --                       --          --
                 --              --             --         --                    --                       --          --
                 --              --             --         --                    --                       --          --

            (38,417)         (12,916)           --         --                    --                      --           --
             (3,579)          (1,764)           --         --                    --                      --           --
            (37,788)         (11,323)           --         --                    --                      --           --
            (32,682)         (13,601)           --         --                    --                      --           --
-----------------------------------------------------------------------------------------------------------------------------
           (735,862)      (1,388,189)     (587,774)  (1,104,951)            (333,523)             (3,846,676)   (6,311,997)

           (428,877)         381,330      (469,367)     400,635               78,731                      --           491
-----------------------------------------------------------------------------------------------------------------------------


          1,877,454        1,913,508       242,802      323,984              100,010                      --           --
            258,818          139,431       371,190      519,672              100,010                      --           --
          2,670,123        3,768,403     9,491,201    3,461,252              948,856             226,709,282   249,769,855
            394,696        2,038,639            --            2           20,000,010                      --           --

            242,387          447,377        15,448       27,838                1,402                      --           --
             17,244           39,774       111,983      253,474                1,291                      --           --
            227,403          364,028       256,634      337,596                4,682               3,632,470     6,056,055
            212,060          490,364           563       26,477              300,480                      --           --

         (1,308,131)        (874,765)      (23,076) (11,220,260)                  --                      --           --
           (374,194)        (327,201)     (974,701)  (2,153,769)                  --                      --           --
         (1,470,163)      (1,369,667)     (791,625)  (1,212,139)                  --            (212,114,174) (216,190,647)
         (5,862,298)        (934,445)           (3)  (3,234,639)                  --                      --           --
-----------------------------------------------------------------------------------------------------------------------------

         (3,114,601)       5,695,446     8,700,416  (12,870,512)          21,456,741              18,227,578    39,635,263
-----------------------------------------------------------------------------------------------------------------------------
         (3,543,478)       6,076,776     8,231,049  (12,469,877)          21,535,472              18,227,578    39,635,754

         27,441,602       21,364,826    25,453,601   37,923,478                   --             153,665,298   114,029,544
-----------------------------------------------------------------------------------------------------------------------------
        $23,898,124      $27,441,602   $33,684,650  $25,453,601          $21,535,472            $171,892,876  $153,665,298
-----------------------------------------------------------------------------------------------------------------------------

          $  11,384      $    16,033   $    76,822  $    76,824                   --                $ 60,209  $     60,209




----------
 *  For the period December 31, 1998 (inception) through March 31, 1999.
** GE Money Market Fund is a no load Fund offering only one class of shares to all investors.

STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)
CHANGES IN FUND SHARES

                                                                GE                           GE
                                                               FIXED                     GOVERNMENT
                                                              INCOME                     SECURITIES
                                                               FUND                        FUND
------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED YEAR ENDED
                                                   MARCH 31, 1999  SEPTEMBER    MARCH 31, 1999  SEPTEMBER
                                                     (UNAUDITED)    30, 1998      (UNAUDITED)    30, 1998
------------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold by subscription                            1,005,402   2,027,068       355,771         666,957
Issued for distributions reinvested                       74,882     121,804        62,282         118,722
Shares redeemed                                         (662,664)   (874,272)     (257,119)       (843,431)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                   417,620   1,274,600       160,934         (57,752)
------------------------------------------------------------------------------------------------------------
CLASS B:

Shares sold by subscription                               49,435      36,886       115,260         228,535
Issued for distributions reinvested                        3,123       5,393       679,365       1,645,646
Shares redeemed                                          (21,353)    (10,610)   (5,372,087)     (18,393,279)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                    31,205      31,669    (4,577,462)     (16,519,098)
------------------------------------------------------------------------------------------------------------
CLASS C:

Shares sold by subscription                            1,307,250   1,476,623       525,516         106,023
Issued for distributions reinvested                       91,801     161,153         7,221           1,575
Shares redeemed                                         (572,093)   (583,721)      (70,049)        (14,221)
------------------------------------------------------------------------------------------------------------
Net increase in fund shares                              826,958   1,054,055       462,688          93,377
------------------------------------------------------------------------------------------------------------
CLASS D:

Shares sold by subscription                            1,592,403   1,861,485            --              --
Issued for distributions reinvested                       75,219      97,133            --              --
Shares redeemed                                         (923,405)   (907,273)           --              --
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                   744,217   1,051,345            --              --
------------------------------------------------------------------------------------------------------------

*  For the period December 31, 1998 (inception) through March 31, 1999.
** GE Money Market Fund is a no load Fund offering only one class of shares to all investors.

               GE                                                   GE                        GE
            SHORT-TERM                       GE                    HIGH                      MONEY
            GOVERNMENT                   TAX-EXEMPT                YIELD                     MARKET
               FUND                         FUND                    FUND                      FUND**
---------------------------------------------------------------------------------------------------------------
   SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED YEAR ENDED  FOR THE PERIOD ENDED  SIX MONTHS ENDED  YEAR ENDED
    MARCH 31, 1999  SEPTEMBER    MARCH 31, 1999  SEPTEMBER    MARCH 31, 1999         MARCH 31, 1999   SEPTEMBER
     (UNAUDITED)    30, 1998      (UNAUDITED)    30, 1998      (UNAUDITED)*           (UNAUDITED)     30, 1998
---------------------------------------------------------------------------------------------------------------




      157,772        161,494       20,699            27,965         10,001                     --        --
       20,425         37,766        1,316             2,387            141                     --        --
     (110,373)       (73,896)      (1,966)         (968,784)            --                     --        --
---------------------------------------------------------------------------------------------------------------
       67,824        125,364       20,049          (938,432)        10,142                     --        --
---------------------------------------------------------------------------------------------------------------




       21,788         11,782       31,548            44,630         10,001                     --        --
        1,453          3,358        9,543            21,736            130                     --        --
      (31,462)       (27,658)     (82,870)         (184,662)            --                     --        --
---------------------------------------------------------------------------------------------------------------
       (8,221)       (12,518)     (41,779)         (118,296)        10,131                     --        --
---------------------------------------------------------------------------------------------------------------




      224,193        318,037      772,973           285,575         95,866            226,709,282   249,769,855
       19,149         30,702       21,043            27,838            469              3,632,470     6,056,055
     (123,714)      (115,358)     (64,843)          (99,769)            --           (212,114,174) (216,190,647)
---------------------------------------------------------------------------------------------------------------
      119,628        233,381      729,173           213,644         96,335             18,227,578    39,635,263
---------------------------------------------------------------------------------------------------------------




       33,238        172,114           --                --      2,000,001                     --        --
       17,862         41,521           46             2,197         30,173                     --        --
     (493,674)       (78,863)          --          (266,126)            --                     --        --
---------------------------------------------------------------------------------------------------------------
     (442,574)       134,772           46          (263,929)     2,030,174                     --        --
---------------------------------------------------------------------------------------------------------------

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)

1.   ORGANIZATION OF THE FUNDS
GE Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It is comprised of eighteen investment portfolios (each a "Fund" and collectively the "Funds") only seventeen of which are currently being offered, as follows: GE U.S. Equity Fund, GE Premier Growth Equity Fund, GE Value Equity Fund, GE Mid-Cap Growth Fund, GE Mid-Cap Growth Fund, GE Mid-Cap Value Equity Fund, GE Small-Cap Value Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Europe Equity Fund, GE Emerging Markets Fund, GE Strategic Investment Fund, GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE High Yield Fund and GE Money Market Fund. The Funds (except GE Money Market Fund) are presently authorized to issue four classes of shares.

The commencement dates of the Funds were as follows:

FUND               CLASS A     CLASS B     CLASS C    CLASS D
-----------------------------------------------------------------
GE U.S. EQUITY     1/1/1994   12/22/1993   2/22/1993  11/29/1993
-----------------------------------------------------------------
GE PREMIER
   GROWTH EQUITY 12/31/1996   12/31/1996  12/31/1996  12/31/1996
-----------------------------------------------------------------
GE VALUE
   EQUITY          9/8/1993     9/8/1993   10/2/1997    1/5/1998
-----------------------------------------------------------------
GE MID-CAP
   GROWTH          9/8/1993     9/8/1993   10/2/1997    1/5/1998
-----------------------------------------------------------------
GE MID-CAP
   VALUE EQUITY  12/31/1998   12/31/1998  12/31/1998  12/31/1998
-----------------------------------------------------------------
GE SMALL-CAP
   VALUE EQUITY   9/30/1998    9/30/1998   9/30/1998   9/30/1998
-----------------------------------------------------------------
GE GLOBAL EQUITY   1/1/1994   12/22/1993   2/22/1993  11/29/1993
-----------------------------------------------------------------
GE INTERNATIONAL
   EQUITY          3/2/1994     3/2/1994    3/2/1994    3/2/1994
-----------------------------------------------------------------
GE EUROPE EQUITY  1/29/1999    1/29/1999   1/29/1999   1/29/1999
-----------------------------------------------------------------
GE EMERGING
   MARKETS        1/29/1999    1/29/1999   1/29/1999   1/29/1999
-----------------------------------------------------------------
GE STRATEGIC
   INVESTMENT      1/1/1994   12/22/1993   2/22/1993  11/29/1993
-----------------------------------------------------------------
GE FIXED INCOME    1/1/1994   12/22/1993   2/22/1993  11/29/1993
-----------------------------------------------------------------
GE GOVERNMENT
   SECURITIES      9/8/1993    4/22/1987  10/28/1997       --
-----------------------------------------------------------------

-----------------------------------------------------------------
FUND            CLASS A     CLASS B     CLASS C    CLASS D
-----------------------------------------------------------------
GE SHORT-TERM
   GOVERNMENT   3/2/1994    3/2/1994    3/2/1994   3/2/1994
-----------------------------------------------------------------
GE TAX-EXEMPT   9/8/1993    9/8/1993   9/26/1997  9/26/1997
-----------------------------------------------------------------
GE HIGH YIELD 12/31/1998  12/31/1998  12/31/1998 12/31/1998
-----------------------------------------------------------------
GE MONEY
   MARKET          n/a        n/a       n/a            n/a
-----------------------------------------------------------------

The GE Money Market Fund commenced operations on February 22, 1993.

MAXIMUM SALES LOAD IMPOSED ON PURCHASES OF CLASS A SHARES (AS A PERCENTAGE OF OFFERING PRICE):

          5.75%                 4.25%              2.50%
------------------------------------------------------------------------------
GE U.S. Equity Fund       GE Fixed            GE Short-Term
                            Income Fund         Government Fund
GE Premier Growth         GE Government
  Equity Fund               Securities Fund
GE Value Equity Fund      GE Tax-Exempt Fund
GE Mid-Cap Growth Fund    GE High Yield Fund
GEMid-Cap Value
  Equity Fund
GE Small-Cap Value Fund
GE Global Equity Fund
GE International Equity Fund
GE Europe Equity Fund
GE Emerging Markets Fund
GE Strategic Investment Fund

There is no front-end sales load imposed on purchases of Class A shares of $1 million or more.

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)


MAXIMUM CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS OF CLASS B SHARES (AS A PERCENTAGE OF REDEMPTION PROCEEDS):


               3.00%                        4.00%
--------------------------------------------------------------------------------
GE Fixed Income Fund             GE U.S. Equity Fund
GE Government Securities Fund    GE Premier Growth Equity Fund
GE Short-Term Government Fund    GE Value Equity Fund
GE Tax-Exempt Fund               GE Mid-Cap Growth Fund
GE High Yield Fund               GE Mid-Cap Value Equity Fund
                                 GE Small-Cap Value Equity Fund
                                 GE Global Equity Fund
                                 GE International Equity Fund
                                 GE Europe Equity Fund
                                 GE Emerging Markets Fund
                                 GE Strategic Investment Fund

Except as described in the next paragraph, the maximum contingent deferred sales load for Class B redemptions for all Funds, after the first year, is as follows:
3.00% within the second year, 2.00% within the third year, 1.00% within the fourth year, and 0.00% thereafter.

The maximum contingent deferred sales load for Class B redemptions from shares acquired, either by purchase or exchange, as a result of the combination on September 26, 1997 of the Investors Trust Funds, with the Trust is as follows:
5.00% within the first year, 4.00% within the second year, 3.00% within the third year, 2.00% within the fourth year, 1.00% within the fifth year, and 0.00% thereafter.

A maximum contingent deferred sales charge of 1.00% is charged on redemptions of Class A shares that were not subject to a front-end sales load upon purchase.

No front or back-end sales charges, redemption fees or exchange fees are assessed by the Trust with respect to Class C shares, Class D shares or shares of GE Money Market Fund.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates, but are expected to be immaterial.

The following summarizes the significant accounting policies of the Trust:


SECURITY VALUATION AND TRANSACTIONS
Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; prices represent the mean of the bid and ask of the secondary market. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short term investments maturing within 60 days are valued at amortized cost. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, GE Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)


Transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than advisory, administration, and distribution fees which are accrued by each applicable class based upon contractual rates specified to that class) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class. During the year the funds changed their method for accruing blue sky fees and transfer agent fees to be consistent with the other operating expenses. Previously the funds accrued such expenses on a class specific basis.


FOREIGN CURRENCY
Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized or unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent gains or losses on sales of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, net realized gains and losses on sales and maturities of forward foreign currency contracts, and the difference between the amounts of foreign investment income and withholding taxes accrued on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arising from changes in the value of assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.


INCOME TAXES
The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income, tax-exempt income, and realized gains to their shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of September 30, 1998, the following Funds have capital loss carryovers as indicated below. The capital loss carryover of the GE Tax-Exempt Fund includes a capital loss carryover of $42,651 acquired as a result of the reorganization with the Investors Trust Tax Free Fund. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

         FUND                            AMOUNT         EXPIRES
-------------------------------------------------------------------
GE Fixed Income Fund                $     684,519       2003
                                           38,636       2004
                                          445,270       2005
GE Government Securities Fund          80,657,745       2002
                                      107,525,597       2003
                                        1,748,819       2004
GE Tax-Exempt Fund                        428,324       2004
GE Money Market Fund                        3,153       2003
                                            5,688       2005

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds incurred and elected to defer losses at October 31, 1997 as follows:

         FUND                           CURRENCY        CAPITAL
------------------------------------------------------------------------

GE Mid-Cap Growth Fund               $        57  $1,601,458
GE Global Equity Fund                    134,986          --
GE International Equity Fund             235,892          --
GE Strategic Investment Fund              57,568          --

INVESTMENT INCOME
Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and discounts and premiums on tax-exempt bonds are amortized to call or maturity date, whichever is shorter, using the effective yield method. For tax-exempt bonds purchased on or after May 1, 1993, both market discount and original issue discount are amortized.


EXPENSES
Expenses of the Trust which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GE Investment Management Incorporated ("GEIM"), investment adviser to the Funds and wholly-owned subsidiary of General Electric Company, and reimbursed by the Funds.

DISTRIBUTIONS TO SHAREHOLDERS
GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE High Yield Fund and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. During any particular year, net realized gains from investment transactions in excess of any applicable capital loss carryforwards would be taxable to the Funds if not distributed and, therefore, will be declared and paid to their shareholders annually.

GE Government Securities Fund will declare a distribution each day in an amount based on periodic projections of its future net investment income. Consequently, the amount of each daily distribution may differ from actual net investment income.


DEFERRED ORGANIZATIONAL COSTS
Organizational expenses applicable to the Funds have been deferred and are being amortized on a straight-line basis over a period of five years from commencement of investment operations.

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)



WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
The Funds may purchase or sell securities on a when-issued and forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.


FOREIGN SECURITIES
All Funds may invest in foreign securities, subject to certain limitations. There are certain additional risks involved when investing in foreign securities (including those denominated in foreign currencies) that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations; changes in foreign exchange control regulations; application of foreign tax laws, including withholding taxes; lack of uniform accounting, auditing and financial reporting standards; and increased uncertainty about changes in governmental administration or economic or monetary policy (in the United States or abroad). The Funds may be subject to restrictions on the repatriation or foreign currencies and may be limited on the use or removal of its assets. Additionally, investments in developing or emerging markets involve increased uncertainty about adverse political and economic developments as described above. The ability to hedge currency risk in these markets may be limited, and therefore, investments in these markets may be exposed to currency devaluation.


FORWARD FOREIGN CURRENCY CONTRACTS
Certain Funds may enter into forward foreign currency contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Contracts to sell are generally used to hedge the Fund's investments against currency fluctuations or to offset a previous contract to buy. Contracts to buy are generally used to hedge exposure to foreign currencies or to offset a previous contract to sell. Currency exposure exists during the period that a foreign denominated investment is held or during a period between the trade date and settlement date of an investment which is purchased or sold. These contracts involve market risk in excess of the unrealized gain or loss reflected in the fund's Statement of Assets and Liabilities. This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms. An open contract is marked-to market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. No Fund may enter into forward foreign currency transactions for speculative purposes.

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)


REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.


FINANCIAL FUTURES CONTRACTS AND OPTIONS
Each Fund, other than GE Small-Cap Value Equity Fund and GE Money Market Fund, may invest in financial futures contracts and each Fund, other than GE Money Market Fund, may purchase and write options, subject to certain limitations. The Funds may invest in futures and options contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund, and (5) for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return. Buying futures, writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures and options on futures for speculative purposes.

These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts, shown in the Schedule of Investments under the captions "Other Information", "Call Options" and "Put Options" reflect the extent of the involvement the Funds have in the particular classes of these instruments. Losses may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates and currency. Losses also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform.

Upon entering into a financial futures contract, the Funds are required to deposit with the Funds' custodian in a segregated account, either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the futures contract is closed. The Funds will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on the sales of a security as a result of exercising a written call option, the purchase cost of a security acquired from exercising a written put option, or the proceeds on the sale of the security from exercising a purchased put option or cost of the security acquired from exercising a purchased call option is adjusted by the amount of original premium received or paid.

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)



SECURITY LENDING
The Funds may loan securities to brokers, dealers, and financial institutions determined by GEIM to be creditworthy, up to a maximum of 30% (5% in the case of the GE Tax-Exempt Fund) of the total value of the Fund's assets. The loans of securities will be secured by collateral in the form of cash or other liquid assets, which will be segregated and maintained with the custodian in an amount at least equal to the current market value of the loaned securities. The Funds receive a lender fee in addition to the interest and dividends on the loaned securities during the term of the loan. The Funds will receive any gain or loss in the market value of their loaned securities and of securities in which cash collateral is invested net of any rebate during the term of the loan. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.


3.    FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES
Compensation of GEIM for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. Until further notice, GEIM has agreed to reduce other operating expenses (exclusive of advisory, administration and distribution fees) for each Fund as stated in the following schedule:


                      ANNUALIZED BASED ON AVERAGE DAILY NET ASSETS
                           ADVISORY AND     LIMITATION OF OTHER
                       ADMINISTRATION FEES* OPERATING EXPENSES*
-------------------------------------------------------------------
GE U.S. Equity Fund              .40%            .22%
GE Premier Growth Equity Fund    .60%            .35%
GE Value Equity Fund             .55%            .29%
GE Mid-Cap Growth Fund           .60%            .30%
GE Mid-Cap Value Equity Fund     .65%            .25%
GE Small-Cap Value Equity Fund   .70%            .20%
GE Global Equity Fund            .75%            .35%
GE International Equity Fund     .80%            .30%
GE Europe Equity Fund            .90%            .30%
GE Emerging Markets Fund        1.05%            .30%
GE Strategic Investment Fund     .35%            .30%
GE Fixed Income Fund             .35%            .20%
GE Government Securities Fund    .40%            .20%
GE Short-Term Government Fund    .30%            .50%
GE Tax-Exempt Fund               .35%            .25%
GE High Yield Fund               .50%            .20%
GE Money Market Fund             .25%             .25%
*AFTER REIMBURSEMENT, IF ANY.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES
The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GE Financial Assurance Holdings, Inc. (an indirect wholly-owned subsidiary of General Electric Company) and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are: .50% for Class A shares; 1.00% for Class B shares (except GE Short-Term Government Fund which is .85%); and .25% for Class C shares. Currently Class D shares are not subject to a 12b-1 fee plan.

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)


GEID has agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust Funds), such shareholders will be subject to the .50% distribution and/or shareholder services fees attributable to Class A shares.


TRUSTEES COMPENSATION
The Funds pay no compensation to their Trustees who are officers or employees of GEIM or its affiliates. Trustees who are not such officers or employees receive an annual fee of $10,000 and an additional fee of $500 per Trustees' meeting attended in person.

OTHER
For the period ended March 31, 1999, the Trust was informed that GEID acting as underwriter received net commissions of $12,893 from the sale of Class A shares and $156,753 in contingent deferred sales charges from redemptions of Class A and Class B shares.


4.   SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEIM, effective September 27, 1997, Brown Brothers Harriman & Co. ("Brown Brothers") is the investment sub-adviser to the GE Tax-Exempt Fund.

Pursuant to an investment sub-advisory agreement with GEIM, effective June 29, 1998, Palisade Capital Management, LLC ("Palisade") became the sub-advisor to the GE Small-Cap Value Equity Fund. The GE Small-Cap Value Equity Fund is managed by an investment advisory committee composed of the following members:
Jack Feiler, Martin L. Berman, Steven E. Berman and Richard Meisenberg.

Pursuant to an investment sub-advisory agreement with GEIM, effective December 30, 1998, NWQ Investment Management Company ("NWQ") became the sub-adviser to the GE Mid-Cap Value Equity Fund.

Pursuant to an investment sub-advisory agreement with GEIM, effective December 30, 1998, Miller Anderson & Sherrerd, LLP ("MAS") became the sub-adviser to the GE High Yield Fund.

Brown Brothers, Mr. Feiler, NWQ and MAS are responsible for the day-to-day portfolio management of the assets of the GE Tax-Exempt Fund, the GE Small-Cap Value Equity Fund, the GE Mid-Cap Value Equity Fund and the GE High Yield Fund, respectively, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of GEIM and the Board.

For their services, GEIM pays Brown Brothers, Palisade, NWQ and MAS monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective funds. The following annual rates apply for each of the fund's average daily net assets:


                     GE     GE SMALL-CAP   GE MID-CAP   GE HIGH
                 TAX-EXEMPT VALUE EQUITY  VALUE EQUITY   YIELD
                    FUND        FUND          FUND       FUND
-----------------------------------------------------------------------
First $25 million   .20%        .45%        .45%       .375%
Next $25 million    .175%       .40%        .45%       .375%
Next $25 million    .15%        .40%        .375%      .375%
Next $25 million    .15%        .375%       .375%      .375%
Next $75 million    .125%       .375%       .375%      .375%
Next $25 million    .125%       .35%        .375%      .375%
Amount in excess
   of $200 million  .125%       .35%        .375%      .375%

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)


5.    AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at March 31, 1999, were as follows:
                                                      NET
                        GROSS         GROSS       UNREALIZED
                     UNREALIZED    UNREALIZED    APPRECIATION/
                    APPRECIATION  DEPRECIATION  (DEPRECIATION)
--------------------------------------------------------------
GE U.S. Equity Fund $152,675,180   $10,067,508 $142,607,672

GE Premier Growth
  Equity Fund         14,114,524     1,278,735   12,835,789

GE Value Equity Fund  18,920,667     2,141,832   16,778,835

GE Mid-Cap
  Growth Fund          6,724,460     2,660,029    4,064,431

GE Mid-Cap Value
  Equity Fund            926,634       705,127      221,507

GE Small-Cap Value
  Equity Fund            885,634       940,066      (54,432)

GE Global Equity Fund 13,117,539     2,173,577   10,943,962

GE International
  Equity Fund          6,952,788     2,441,705    4,511,083

GE Europe Equity Fund    435,262       778,624     (343,362)

GE Emerging
  Markets Fund         1,524,292       344,191    1,180,101

GE Strategic
  Investment Fund     34,826,139     2,808,488   32,017,651

GE Fixed Income Fund     706,977     1,700,233     (993,256)

GE Government
  Securities Fund     12,202,724     7,844,228    4,358,496

GE Short-Term
  Government Fund         44,874       107,728      (62,854)

GE Tax-Exempt Fund       958,839       101,296      857,543

GE High Yield Fund       488,980       428,447       60,533

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at March 31, 1999.

6.   OPTIONS

During the period ended March 31, 1999, the following option contracts were written:


                      GE STRATEGIC              GE FIXED
                     INVESTMENT FUND           INCOME FUND
------------------------------------------------------------------
                   NUMBER                   NUMBER
                OF CONTRACTS  PREMIUM    OF CONTRACTS  PREMIUM
------------------------------------------------------------------
Balance as of
  September 30, 19982,940     $11,771       6,370   $   25,412
Written           15,208       57,079      32,316      121,567
Closed and Expired(12,120)    (48,251)    (26,015)    (103,593)
Exercised         (2,700)     (11,023)     (5,765)     (23,509)

------------------------------------------------------------------
Balance as of
   March 31, 1999  3,328   $    9,576       6,906    $  19,877
------------------------------------------------------------------


                                GE GOVERNMENT SECURITIES FUND
------------------------------------------------------------------
                                   NUMBER
                                OF CONTRACTS        PREMIUM
------------------------------------------------------------------
Balance as of September 30, 1998   14,900        $  53,984
Written                           106,402          383,231
Closed and Expired                (78,425)        (287,604)
Exercised                         (21,345)         (87,595)
------------------------------------------------------------------
Balance as of March 31, 1999       21,532        $  62,016
------------------------------------------------------------------

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)

7.   INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short-term securities and options, for the period ended March 31, 1999, were as follows:

                               PURCHASES            SALES
----------------------------------------------------------------------
GE U.S. Equity Fund         $185,762,043      $189,064,788
GE Premier Growth
  Equity Fund                 24,983,038         6,747,514
GE Value Equity Fund          12,785,356        12,220,454
GE Mid-Cap Growth Fund        14,552,111        16,084,344
GE Mid-Cap Value
  Equity Fund                 10,619,297           380,873
GE Small-Cap Value
  Equity Fund                 30,701,535        12,113,133
GE Global Equity Fund         15,836,316        14,181,671
GE International
  Equity Fund                 18,063,636        13,564,987
GE Europe Equity Fund         11,351,317         1,078,593
GE Emerging Markets Fund      11,760,408         2,246,193
GE Strategic
  Investment Fund             36,272,922        26,321,190
GE Fixed Income Fund          27,248,649        11,795,372
GE Government
  Securities Fund             14,709,447         3,292,978
GE Short-Term
Government Fund                3,206,031         1,810,755
GE Tax-Exempt Fund            13,681,902         5,671,745
GE High Yield Fund            20,682,490           983,862

The cost of purchases and the proceeds from sales of long-term U.S. Government securities for the period ended March 31, 1999, were as follows:


                               PURCHASES            SALES
--------------------------------------------------------------
GE U.S. Equity Fund       $      707,309    $    1,476,959
GE Value Equity Fund              64,368            63,177
GE Strategic
  Investment Fund             67,924,873        64,079,270
GE Fixed Income Fund         159,867,027       142,814,898
GE Government
  Securities Fund            218,892,470       253,232,373
GE Short-Term
  Government Fund             17,393,358        20,459,107

8.   BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders at March 31, 1999 are:

                                    5% OR GREATER SHAREHOLDERS
-----------------------------------------------------------------
                                  NUMBER         % OF FUND HELD
-----------------------------------------------------------------
GE U.S. Equity Fund                  3                26%
GE Premier Growth Equity Fund        2                23%
GE Value Equity Fund                 2                12%
GE Mid-Cap Growth Fund               1                16%
GE Mid-Cap Value Fund                1                95%
GE Small-Cap Value Fund              1                65%
GE Global Equity Fund                2                31%
GE International Equity Fund         4                45%
GE Europe Equity Fund                1                96%
GE Emerging Markets Fund             1               100%
GE Strategic Investment Fund         3                26%
GE Fixed Income Fund                 2                15%
GE Short-Term Government Fund        4                48%
GE Tax-Exempt Fund                   2                36%
GE High Yield Fund                   4                96%
GE Money Market Fund                 1                13%

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)

At March 31, 1999, indirect wholly-owned subsidiaries of General Electric Company held the following percentage of shares outstanding of the Funds:

                                                % OF FUND HELD
--------------------------------------------------------------
GE Premier Growth       General Electric Capital
  Equity Fund            Assurance Company             18%

GE Value Equity Fund    GNA Corporation                 7%

GE Mid-Cap Growth Fund  GNA Corporation                16%

GE Mid-Cap Value        Colonial Penn
  Equity Fund            Insurance Company             95%

GE Small-Cap Value      General Electric Capital
  Equity Fund            Assurance Company             65%

GE Europe Equity Fund   GE Life and Annuity
                         Assurance Company             96%

GE Emerging Markets Fund General Electric Capital
                         Assurance Company            100%

GE Short-Term           General Electric Capital
  Government Fund          Assurance Company            5%

                        GNA Corporation                27%

GE Tax-Exempt Fund      Employers Reinsurance
                           Corporation                 13%

GE High Yield Fund      General Electric Capital
                         Assurance Company             96%


At March 31, 1999, GE Moderate Strategy Fund, an open-ended management investment company operating as a "fund of funds", being advised by GEIM, owned 5%, 15%, 7% and 7%, respectively, of the outstanding shares of the GE Value Equity Fund, GE International Equity Fund, GE Fixed Income Fund and GE Short-Term Government Fund. GE Conservative Strategy Fund and GE Aggressive Strategy Fund owned less than 5% of shares outstanding of certain GE Funds.

At March 31, 1999, employee benefit plans of certain subsidiaries of General Electric Company held the following percentage of shares outstanding of the
Funds:

                                                    % OF FUND HELD
-------------------------------------------------------------------

GE U.S. Equity Fund            GE Capital Fleet Services       7%
                               Asset Management Plan for
                                 Affiliated GE Companies      10%

GE Global Equity Fund          GE Capital Fleet Services      16%

GE International Equity Fund   GE Capital Asset Maintenance   14%

                               Asset Management Plan for
                                 Affiliated GE Companies       9%

GE Strategic Investment Fund   GE Capital Fleet Services       9%

                               Asset Management Plan for
                                 Affiliated GE Companies      11%

GE Fixed Income Fund           GE Capital Asset Maintenance    8%

GE Short-Term Government Fund  GE Consulting                   9%

Investment activity of these shareholders could have a material impact on these Funds.


At March 31, 1999, an independent Trustee owned 2% of the outstanding shares of the GE Short-Term Government Fund.


9.    SECURITY LENDING

At March 31, 1999, the GE Government Securities Fund, which is the only fund that participated in securities lending, loaned securities having a value, including accrued interest, of approximately $34,932,751 and received $35,882,858 in cash and letters of credit as collateral for the loans.


10.   CAPITAL STOCK

On October 29, 1998, the Trustees declared a reverse stock split, with an effective date of November 6, 1998 in the ratios of 1 share for 4.71 shares of the GE Mid-Cap Growth Fund and 1 share for 1.68 shares for the GE Value Equity Fund. All capital share activity and per share data for these funds have been restated to reflect the reverse stock splits.

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                                       127

                                                       GE FUNDS' INVESTMENT TEAM

  PORTFOLIO MANAGERS
  GE U.S. EQUITY FUND
  Team led by Eugene K. Bolton

  GE PREMIER GROWTH EQUITY FUND
  David B. Carlson

  GE VALUE EQUITY FUND
  Peter J. Hathaway

  GE MID-CAP GROWTH FUND
  Ralph E. Whitman, Jr.

  GE MID-CAP VALUE FUND
  Jon D. Bosse -
      NWQ Investment Management Company

  GE SMALL-CAP VALUE FUND
  Investment Committee:
  Jack Feiler
  Martin L. Berman
  Steven E. Berman
  Richard Meisenberg -
      Palisade Capital Management, L.L.C.

  GE GLOBAL EQUITY FUND
  Team led by Ralph R. Layman
  Michael J. Solecki

  GE INTERNATIONAL EQUITY FUND
  Team led by Ralph R. Layman

  GE EUROPE EQUITY FUND
  Michael J. Solecki

  GE EMERGING MARKETS FUND
  Team led by Ralph R. Layman

  GE STRATEGIC INVESTMENT FUND
  David B. Carlson
  Ralph R. Layman
  Robert A. MacDougall

  GE FIXED INCOME FUND
  GE GOVERNMENT SECURITIES FUND
  GE SHORT-TERM GOVERNMENT FUND
  Team led by Robert A. MacDougall

  GE TAX-EXEMPT FUND
  Barbara A. Brinkley-
      Brown Brothers Harriman & Co.

  GE HIGH YIELD FUND
  Robert E. Angevine
  Thomas L. Bennett
  Stephen F. Esser -
      Miller Anderson & Sherrerd, LLP

  GE MONEY MARKET FUND
  Team led by Robert A. MacDougall

  INVESTMENT ADVISER
  AND ADMINISTRATOR
  GE Investment Management Incorporated

  TRUSTEES
  Michael J. Cosgrove
  John R. Costantino
  Alan M. Lewis
  William J. Lucas
  Robert P. Quinn

  SECRETARY
  Matthew J. Simpson

  TREASURER
  Jeffrey A. Groh

  ASSISTANT TREASURERS
  Michael M. D'Ambrosio
  Michael J. Tansley

  DISTRIBUTOR
  GE Investment Distributors, Inc.
  Member NASD and SIPC

  COUNSEL
  Willkie Farr & Gallagher

  CUSTODIAN
  State Street Bank & Trust Company

  INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP

  OFFICERS OF THE INVESTMENT ADVISER
  John H. Myers, CHAIRMAN OF THE BOARD AND PRESIDENT

  Eugene K. Bolton, EVP, DOMESTIC EQUITIES

  Michael J. Cosgrove, EVP, MUTUAL FUNDS

  Jeffrey A. Groh, EVP, CHIEF FINANCIAL OFFICER

  Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

  Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

  Robert A. MacDougall, EVP, FIXED INCOME

  Geoffrey R. Norman, EVP, INSTITUTIONAL MARKETING

  Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND
     REAL ESTATE

                                                           SHAREHOLDER INQUIRIES
CLASS A, B AND C INVESTORS: For questions regarding the Funds or your account, call your Investment Representative or the GE Funds Inquiry Center at 1-800-242-0134.

Address inquiries regarding the Funds to:    GE INVESTMENT MANAGEMENT
                                             3003 SUMMER STREET
                                             P.O. BOX 7900
                                             STAMFORD, CT 06904-7900

Address requests regarding your account(s) to: GE FUNDS
                                               P.O. BOX 419631
                                               KANSAS CITY, MO 64141-6631

Overnight express mail Address:                GE FUNDS
                                               C/O NFDS
                                               330 WEST 9TH STREET
                                               KANSAS CITY, MO 64105

CLASS D INVESTORS:            Contact your designated GE Investments account
                                 representative

401(K) PLAN INVESTORS:        Call your company's designated plan number.

    At GE, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles to integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a tradition of investment management that spans more than 75 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

    The GE Family of Funds is just one of the investment product lines available through GE Financial Assurance -- a dynamic family of investment and insurance companies devoted to providing financial solutions to consumers seeking to accumulate, preserve and protect wealth over their lifetimes.

INVESTMENT ADVISER
GE INVESTMENT MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT 06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD
STAMFORD, CT 06927

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WE BRING GOOD THINGS TO LIFE.
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GEF-3 (3/99) 903105